UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Long Government/Credit Bond Fund (the Fund) Class 2 shares returned 2.78% for the 12-month period that ended December 31, 2016.

■  The Fund's benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, returned 6.67% for the same time period.

■  The Fund's overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/13	3.02	1.18
Class 2	04/30/13	2.78	0.95
Bloomberg Barclays U.S. Long Government/Credit Bond Index		6.67	2.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, results shown may have been different.

Effective May 1, 2016, the Fund compares its performance to that of the Bloomberg Barclays U.S. Long Government/Credit Bond Index (the New Index). Prior to this date, the Fund compared its performance to that of the Bloomberg Barclays U.S. Government/Credit Bond Index (effective July 1, 2015.) The Fund's investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance.

The Bloomberg Barclays U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Carl Pappo, CFA

Jason Callan

Stephen Sheehan, CFA*

*Effective December 1, 2016, Mr. Sheehan was named a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Agency	0.4
Commercial Mortgage-Backed Securities — Non-Agency	3.0
Corporate Bonds & Notes	68.5
Foreign Government Obligations	3.8
Money Market Funds	0.0	(a)
Municipal Bonds	4.7
Preferred Debt	0.2
U.S. Government & Agency Obligations	3.3
U.S. Treasury Obligations	16.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at December 31, 2016)
AAA rating	25.9
AA rating	7.5
A rating	22.0
BBB rating	42.4
BB rating	1.7
B rating	0.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

At December 31, 2016, approximately 98.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia Variable Portfolio — Long Government/Credit Bond Fund (the Fund) Class 2 shares returned 2.78% for the 12-month period that ended December 31, 2016. The Fund's benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, returned 6.67% during the same time period. Prior to May 1, 2016, the Fund compared its performance to that of the Bloomberg Barclays U.S. Government/Credit Bond Index. The Fund's overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period.

Interest Rates Move Higher on U.S. Election Results

On the heels of the Federal Reserve's (the Fed) initial 25 basis point rate hike in December of 2015, markets were prepared entering 2016 for a series of additional, modest rate increases to be enacted at upcoming Fed meetings. However, these expectations were upturned at the outset of 2016 on a flaring up of concerns around slowing growth in China. Risk aversion was further heightened on renewed weakness in energy prices. Credit spreads widened and U.S. Treasury yields consistently trended lower well into February.

Beginning around mid-February, credit-sensitive assets embarked on a period of outperformance, supported by a more subdued outlook for Fed rate hikes and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off their January lows also helped bolster sentiment.

In late June, markets were caught off guard by the results of a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around the fallout from a possible "Brexit" led to an investor flight to safety and pushed U.S. Treasury yields down to historically low levels. While wavering in the days following the Brexit vote, credit-sensitive areas of the market quickly stabilized against a backdrop of supportive central banks and continued strengthening for oil and other commodities.

Returns for the broad U.S. fixed-income market would turn negative in the wake of the November 8th U.S. elections. After declining for most of 2016, Treasury yields spiked to finish the full year modestly higher, as investors appeared to anticipate a pick-up in growth and inflation with the Republicans in control of the White House and both houses of Congress. Economically sensitive segments of the bond market held up better post-election than their more interest rate-sensitive, higher quality counterparts, as credit spreads tightened.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Fund Performance Aided by Security Selection and Credit Exposure

In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

The Fund's overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period. In addition, selection within investment-grade corporate bonds contributed positively to results for the period. In particular, the Fund moved to an overweight in energy-related issues as the sector cheapened in early 2016, and was well-positioned as the price of oil subsequently rebounded. Conversely, an underweight to metals and mining issues acted as a constraint on performance given the rebound in commodities broadly. Within investment-grade credit, we favored financials on the basis of the strengthened capital and liquidity requirements imposed on the sector in the wake of most recent financial crisis. Performance within financials benefited from an out-of-benchmark allocation to preferred equites viewed as "hybrid" instruments with features of both bonds and stocks.

The Fund's positioning along the yield curve and stance with respect to overall portfolio duration and corresponding interest rate sensitivity were essentially neutral factors in results for the period.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage duration as well as affect curve positioning with a steepening bias. Also, credit derivative indices were used to manage overall credit risk, with a bias towards reducing risk and offset long cash positioning. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance during the period.

At Period's End

At the end of the reporting period, the Fund maintained an overweight stance with respect to credit exposure, along with a corresponding underweight to U.S. Treasuries versus the benchmark. Within corporate credit, we viewed the banking segment as displaying the best fundamentals, and accordingly were overweight there. Within structured assets, we trimmed the Fund's exposure to higher quality CMBS on valuation concerns.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	935.90	1,022.20	2.71	2.83	0.56
Class 2	1,000.00	1,000.00	934.80	1,020.95	3.92	4.09	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 68.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.0%
L-3 Communications Corp. 12/15/26	3.850%	5,055,000	5,024,736
Lockheed Martin Corp. 09/01/36	6.150%	4,662,000	5,832,293
12/15/42	4.070%	3,505,000	3,459,617
Total			14,316,646
AUTOMOTIVE 0.2%
Delphi Automotive PLC 10/01/46	4.400%	3,825,000	3,514,372
BANKING 12.6%
Bank of New York Mellon Corp. (The)(a) Junior Subordinated 12/29/49	4.500%	8,801,000	7,986,907
12/31/49	4.625%	2,125,000	1,949,305
Citigroup, Inc. Subordinated 07/25/28	4.125%	10,000,000	9,878,240
05/18/46	4.750%	6,635,000	6,642,657
Citigroup, Inc.(a) 08/14/17	1.392%	14,005,000	14,011,834
Fifth Third Bancorp Junior Subordinated(a) 12/31/49	5.100%	5,287,000	4,916,910
JPMorgan Chase & Co. 07/15/41	5.600%	5,080,000	6,074,659
Subordinated 06/01/45	4.950%	5,880,000	6,281,234
JPMorgan Chase & Co.(a) Junior Subordinated 12/29/49	6.000%	1,583,000	1,588,936
12/31/49	6.100%	19,950,000	20,099,625
JPMorgan Chase Capital XXI Junior Subordinated(a) 02/02/37	1.834%	2,248,000	1,941,710
JPMorgan Chase Capital XXIII Junior Subordinated(a) 05/15/47	1.906%	1,635,000	1,349,693
KeyCorp Capital I Junior Subordinated(a) 07/01/28	1.738%	6,076,000	5,346,880
Lloyds Banking Group PLC 12/01/45	5.300%	3,700,000	3,820,912
Subordinated 12/10/25	4.582%	17,695,000	17,780,538
M&T Bank Corp. Junior Subordinated(a) 12/31/49	5.125%	6,328,000	6,122,340

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mellon Capital IV Junior Subordinated(a) 06/29/49	4.000%	180,000	145,800
NTC Capital II(a) 04/15/27	1.470%	415,000	375,575
Northern Trust Corp. Junior Subordinated(a) 12/31/49	4.600%	4,535,000	4,313,919
PNC Financial Services Group, Inc. (The) Junior Subordinated(a) 12/31/49	4.850%	10,449,000	10,033,130
Santander Issuances SAU Subordinated 11/19/25	5.179%	3,600,000	3,633,851
Santander UK Group Holdings PLC(b) Subordinated 09/15/25	4.750%	3,092,000	3,027,071
09/15/45	5.625%	4,309,000	4,223,940
Wells Fargo & Co. 05/01/45	3.900%	5,920,000	5,615,161
Subordinated 11/02/43	5.375%	5,395,000	5,954,186
Wells Fargo & Co.(a) Junior Subordinated 12/31/49	5.875%	4,445,000	4,622,800
12/31/49	5.900%	29,412,000	29,559,060
Total			187,296,873
CABLE AND SATELLITE 2.2%
Charter Communication Operating LLC/Capital 10/23/45	6.484%	2,240,000	2,589,617
Comcast Corp. 11/15/35	6.500%	7,540,000	9,655,558
03/01/40	6.400%	3,000,000	3,904,770
08/15/45	4.600%	1,870,000	1,960,261
Sky PLC(b) 09/16/24	3.750%	660,000	662,095
Time Warner Cable LLC 06/15/39	6.750%	10,116,000	11,809,408
Time Warner Entertainment Co. LP 07/15/33	8.375%	1,640,000	2,148,746
Total			32,730,455
CHEMICALS 0.2%
LyondellBasell Industries NV 02/26/55	4.625%	3,880,000	3,605,467

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 3.7%
General Electric Co. Junior Subordinated(a) 12/31/49	5.000%	52,281,000	54,372,240
ELECTRIC 10.2%
Alabama Power Co. 01/02/46	4.300%	3,000,000	3,104,220
Arizona Public Service Co. 11/15/45	4.350%	4,374,000	4,502,311
Cleco Corporate Holdings LLC(b) 05/01/46	4.973%	3,350,000	3,391,289
Cleveland Electric Illuminating Co. (The) 12/15/36	5.950%	7,507,000	8,335,187
Commonwealth Edison Co. 03/15/36	5.900%	9,045,000	11,111,547
Consolidated Edison Co. of New York, Inc. 08/15/37	6.300%	8,000,000	10,310,984
06/15/46	3.850%	4,755,000	4,536,907
DTE Electric Co. 07/01/44	4.300%	6,135,000	6,441,781
06/01/46	3.700%	3,970,000	3,819,096
DTE Energy Co. 10/01/26	2.850%	4,225,000	3,926,369
Duke Energy Corp. 09/01/26	2.650%	1,369,000	1,277,726
09/01/46	3.750%	4,874,000	4,387,609
Duke Energy Indiana LLC 10/15/35	6.120%	4,820,000	5,808,298
Duke Energy Ohio, Inc. 06/15/46	3.700%	3,075,000	2,906,822
Duke Energy Progress, Inc. 08/15/45	4.200%	2,302,000	2,342,398
Exelon Corp. 04/15/46	4.450%	2,570,000	2,515,840
Florida Power & Light Co. 1st Mortgage 02/01/41	5.250%	8,439,000	9,942,560
Jersey Central Power & Light Co. 06/01/37	6.150%	1,910,000	2,185,579
MidAmerican Energy Co. 05/01/46	4.250%	7,480,000	7,703,861
Nevada Power Co. 09/15/40	5.375%	1,535,000	1,758,497
Oncor Electric Delivery Co, LLC 09/01/38	7.500%	2,380,000	3,428,019
Oncor Electric Delivery Co. LLC 04/01/45	3.750%	4,385,000	4,204,154

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PacifiCorp 07/15/38	6.350%	7,756,000	10,155,101
Pacific Gas & Electric Co. 03/15/46	4.250%	6,593,000	6,700,011
Progress Energy, Inc. 12/01/39	6.000%	8,467,000	10,174,260
Public Service Electric & Gas Co. 11/01/45	4.150%	2,689,000	2,778,839
Southern California Edison Co. 1st Refunding Mortgage 03/15/43	3.900%	1,252,000	1,231,267
Southern Co. (The) 07/01/36	4.250%	3,025,000	3,008,296
07/01/46	4.400%	6,320,000	6,251,207
Toledo Edison Co. (The) 05/15/37	6.150%	2,605,000	3,074,541
Total			151,314,576
FINANCE COMPANIES 0.4%
HSBC Finance Corp. Subordinated 01/15/21	6.676%	5,680,000	6,384,553
FOOD AND BEVERAGE 3.8%
Anheuser-Busch InBev Finance, Inc. 02/01/36	4.700%	16,711,000	17,577,766
02/01/46	4.900%	20,138,000	21,766,560
Dr. Pepper Snapple Group, Inc. 06/15/27	3.430%	2,385,000	2,377,542
Kraft Heinz Foods Co.(b) 08/01/39	7.125%	7,865,000	10,019,884
Molson Coors Brewing Co. 05/01/42	5.000%	3,495,000	3,653,509
07/15/46	4.200%	1,379,000	1,285,676
Total			56,680,937
HEALTH CARE 1.3%
Becton Dickinson and Co. 05/15/44	4.875%	6,135,000	6,387,596
Express Scripts Holding Co. 07/15/46	4.800%	1,570,000	1,503,159
Medtronic, Inc. 03/15/45	4.625%	7,345,000	7,943,037
New York and Presbyterian Hospital (The) 08/01/36	3.563%	3,425,000	3,273,273
Total			19,107,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTHCARE INSURANCE 0.3%
Aetna, Inc. 06/15/36	4.250%	3,924,000	3,934,379
INDEPENDENT ENERGY 3.3%
Anadarko Petroleum Corp. 03/15/29	7.200%	3,108,000	3,681,274
09/15/36	6.450%	290,000	345,148
07/15/44	4.500%	7,805,000	7,333,195
Canadian Natural Resources Ltd. 02/15/37	6.500%	2,022,000	2,313,688
02/01/39	6.750%	1,945,000	2,269,576
Noble Energy, Inc. 04/01/27	8.000%	3,511,000	4,272,855
11/15/43	5.250%	9,644,000	9,823,513
11/15/44	5.050%	3,384,000	3,393,976
Woodside Finance Ltd.(b) 03/05/25	3.650%	11,490,000	11,224,397
09/15/26	3.700%	4,130,000	4,038,715
Total			48,696,337
INTEGRATED ENERGY 1.1%
Cenovus Energy, Inc. 11/15/39	6.750%	14,035,000	15,648,604
LIFE INSURANCE 2.5%
Guardian Life Insurance Co. of America (The)(b) 09/30/39	7.375%	5,000,000	6,666,125
Subordinated 06/19/64	4.875%	1,600,000	1,571,685
Massachusetts Mutual Life Insurance Co. Subordinated(b) 04/15/65	4.500%	4,408,000	4,029,243
MetLife Capital Trust X Junior Subordinated(a)(b) 04/08/38	9.250%	8,002,000	10,882,720
Teachers Insurance & Annuity Association of America(b) 12/16/39	6.850%	1,040,000	1,349,633
Subordinated 09/15/44	4.900%	4,980,000	5,358,714
Voya Financial, Inc. 07/15/43	5.700%	5,871,000	6,405,008
06/15/46	4.800%	1,020,000	991,648
Total			37,254,776
MEDIA AND ENTERTAINMENT 1.9%
21st Century Fox America, Inc. 03/15/33	6.550%	2,340,000	2,840,519
03/01/37	6.150%	1,010,000	1,181,967
02/15/41	6.150%	5,320,000	6,292,326

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp. 11/23/43	5.650%	10,130,000	11,158,661
Time Warner, Inc. 01/15/26	3.875%	3,290,000	3,293,543
02/15/27	3.800%	3,285,000	3,266,344
Total			28,033,360
METALS 0.5%
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	6,408,000	7,157,480
MIDSTREAM 3.5%
Columbia Pipeline Group, Inc. 06/01/45	5.800%	8,399,000	9,658,573
El Paso LLC 01/15/32	7.750%	2,223,000	2,724,184
Enterprise Products Operating LLC Junior Subordinated(a) 08/01/66	4.593%	3,338,000	3,139,489
Kinder Morgan Energy Partners LP 01/15/38	6.950%	5,654,000	6,558,465
11/15/40	7.500%	3,000,000	3,587,262
Kinder Morgan, Inc. 10/15/30	8.050%	1,360,000	1,620,988
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	1,810,000	1,711,067
01/15/37	6.650%	1,461,000	1,594,645
06/01/42	5.150%	3,262,000	3,024,487
02/15/45	4.900%	4,439,000	4,100,815
Transcanada Trust Junior Subordinated(a) 08/15/76	5.875%	2,655,000	2,761,200
Williams Partners LP 04/15/40	6.300%	2,975,000	3,175,488
09/15/45	5.100%	9,224,000	8,766,942
Total			52,423,605
NATURAL GAS 1.4%
KeySpan Corp. 11/15/30	8.000%	590,000	788,666
NiSource Finance Corp. 12/15/40	6.250%	4,944,000	6,020,091
02/15/44	4.800%	3,351,000	3,527,913
Sempra Energy 11/15/25	3.750%	2,550,000	2,575,862
10/15/39	6.000%	6,600,000	7,864,217
Total			20,776,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OIL FIELD SERVICES 0.5%
Noble Holding International Ltd. 03/15/17	2.500%	3,920,000	3,905,300
Noble Holding International Ltd.(a) 03/16/18	5.250%	3,549,000	3,540,128
Total			7,445,428
OTHER INDUSTRY 0.6%
Massachusetts Institute of Technology 07/01/2114	4.678%	2,335,000	2,334,911
07/01/2116	3.885%	2,315,000	1,980,629
President and Fellows of Harvard College 07/15/46	3.150%	1,749,000	1,564,830
07/15/56	3.300%	2,825,000	2,484,407
Total			8,364,777
PHARMACEUTICALS 2.2%
Actavis Funding SCS 03/15/35	4.550%	7,500,000	7,423,440
Actavis, Inc. 10/01/42	4.625%	3,195,000	3,093,888
Amgen, Inc.(b) 06/15/48	4.563%	1,345,000	1,300,959
Johnson & Johnson 12/05/33	4.375%	11,579,000	12,730,682
03/01/46	3.700%	7,570,000	7,459,198
Total			32,008,167
PROPERTY & CASUALTY 1.5%
Berkshire Hathaway Finance Corp. 05/15/43	4.300%	3,860,000	3,987,890
Berkshire Hathaway, Inc. 02/11/43	4.500%	2,348,000	2,496,654
Loews Corp. 05/15/43	4.125%	16,730,000	16,050,561
Total			22,535,105
RAILROADS 1.5%
BNSF Funding Trust I Junior Subordinated(a) 12/15/55	6.613%	3,023,000	3,461,335
Burlington Northern Santa Fe LLC 06/01/41	5.400%	3,000,000	3,541,116
Kansas City Southern 08/15/45	4.950%	12,435,000	12,629,247
Union Pacific Corp. 03/01/46	4.050%	3,215,000	3,224,189
Total			22,855,887

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 2.1%
CVS Health Corp. 07/20/45	5.125%	4,440,000	4,948,145
CVS Pass-Through Trust(b) 01/10/36	4.704%	9,188,814	9,671,089
08/11/36	4.163%	4,382,667	4,466,745
Wal-Mart Stores, Inc. 10/25/40	5.000%	10,095,000	11,617,982
Total			30,703,961
TECHNOLOGY 4.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b) 06/15/23	5.450%	8,500,000	9,016,281
06/15/26	6.020%	5,000,000	5,416,480
Hewlett Packard Enterprise Co.(a)(b) 10/15/45	6.350%	6,953,000	7,023,232
Intel Corp. 07/29/45	4.900%	7,795,000	8,720,134
Microsoft Corp. 08/08/46	3.700%	11,845,000	11,151,653
Oracle Corp. 07/08/34	4.300%	8,755,000	9,052,530
07/15/36	3.850%	3,620,000	3,532,830
07/15/46	4.000%	995,000	951,714
05/15/55	4.375%	6,635,000	6,599,304
Total			61,464,158
TRANSPORTATION SERVICES 1.2%
ERAC U.S.A. Finance LLC(b) 10/15/37	7.000%	8,050,000	10,199,801
11/01/46	4.200%	4,025,000	3,678,142
FedEx Corp. 04/01/46	4.550%	3,359,000	3,384,894
Total			17,262,837
WIRELESS 0.5%
America Movil SAB de CV 07/16/42	4.375%	8,010,000	7,416,579
WIRELINES 3.8%
AT&T, Inc. 03/15/42	5.150%	1,555,000	1,549,048
06/15/44	4.800%	8,605,000	8,130,985
05/15/46	4.750%	4,738,000	4,488,871
03/09/48	4.500%	4,445,000	3,994,157
Deutsche Telekom International Finance BV 06/01/32	9.250%	625,000	964,092
Orange SA 01/13/42	5.375%	3,200,000	3,580,467

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Orange SA(a) 03/01/31	9.000%	1,930,000	2,901,801
Telefonica Emisiones SAU 06/20/36	7.045%	2,960,000	3,435,693
Verizon Communications, Inc. 03/15/34	5.050%	5,059,000	5,327,309
09/15/43	6.550%	9,035,000	11,284,507
08/21/46	4.862%	493,000	499,554
09/15/48	4.522%	9,960,000	9,550,764
Total			55,707,248
Total Corporate Bonds & Notes (Cost: $1,026,122,306)			1,009,012,621

Commercial Mortgage-Backed Securities — Non-Agency 3.0%

American Homes 4 Rent Series 2015-SFR1 Class A(b) 04/17/52	3.467%	9,949,246	9,981,557
Commercial Mortgage Trust Series 2015-CR22 Class A5 03/10/48	3.309%	1,940,000	1,962,778
Series 2015-LC19 Class A4 02/10/48	3.183%	835,000	840,572
Credit Suisse Mortgage Capital Certificates Trust Series 2016-NXSR Class A4 12/15/49	3.795%	6,000,000	6,169,059
GS Mortgage Securities Corp. II Series 2015-GC30 Class A3 05/10/50	3.119%	5,000,000	5,024,955
GS Mortgage Securities Trust Series 2015-GC34 Class A4 10/10/48	3.506%	2,550,000	2,601,858
JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class A4 02/15/48	3.179%	1,765,000	1,768,996
Wells Fargo Commercial Mortgage Trust Series 2014-LC18 Class A5 12/15/47	3.405%	5,000,000	5,081,171
Series 2015-C26 Class A4 02/15/48	3.166%	1,780,000	1,777,883
Series 2015-C27 Class A4 02/15/48	3.190%	3,350,000	3,353,817
Series 2015-LC20 Class A4 04/15/50	2.925%	3,750,000	3,683,500
Series 2015-LC20 Class A5 04/15/50	3.184%	1,350,000	1,349,289
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $44,097,599)			43,595,435

Asset-Backed Securities — Agency 0.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration Series 2016-20L Class 1 12/01/36	2.810%	6,345,000	6,326,261
Total Asset-Backed Securities — Agency (Cost: $6,345,000)			6,326,261

U.S. Treasury Obligations 16.0%

U.S. Treasury 11/30/18	1.000%	2,925,000	2,915,402
12/15/19	1.375%	1,670,000	1,666,020
11/30/21	1.750%	5,501,000	5,459,957
11/30/23	2.125%	1,000,000	993,359
11/15/26	2.000%	4,932,000	4,745,314
02/15/31	5.375%	12,419,000	16,540,556
05/15/41	4.375%	50,000,000	61,865,250
08/15/46	2.250%	95,573,000	80,359,690
U.S. Treasury(c) STRIPS 11/15/19	0.000%	11,055,900	10,596,793
02/15/40	0.000%	38,410,800	18,945,781
11/15/41	0.000%	13,661,000	6,277,107
05/15/43	0.000%	19,069,000	8,332,085
U.S. Treasury(c)(d) STRIPS 11/15/18	0.000%	19,436,000	19,011,557
Total U.S. Treasury Obligations (Cost: $238,404,062)			237,708,871

U.S. Government & Agency Obligations 3.3%

Residual Funding Corp.(c) STRIPS 01/15/30	0.000%	8,428,000	5,508,878
04/15/30	0.000%	65,960,000	42,717,015
Total U.S. Government & Agency Obligations (Cost: $51,903,953)			48,225,893

Foreign Government Obligations(e) 3.8%

COLOMBIA 0.4%
Colombia Government International Bond 01/18/41	6.125%	5,077,000	5,496,416
FRANCE 0.6%
Electricite de France SA(b) 10/13/55	5.250%	9,479,000	9,439,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Foreign Government Obligations(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEXICO 1.6%
Mexico Government International Bond 03/08/44	4.750%	5,526,000	5,024,792
01/23/46	4.600%	5,650,000	5,070,875
Petroleos Mexicanos 06/15/35	6.625%	12,380,000	12,194,300
Petroleos Mexicanos(b) 03/13/27	6.500%	1,189,000	1,226,453
Total			23,516,420
PANAMA 0.1%
Panama Government International Bond 01/26/36	6.700%	1,470,000	1,783,845
PERU 0.4%
Peruvian Government International Bond 03/14/37	6.550%	4,715,000	5,919,683
PHILIPPINES 0.2%
Philippine Government International Bond 10/23/34	6.375%	2,530,000	3,290,817
QATAR 0.3%
Nakilat, Inc.(b) 12/31/33	6.067%	4,267,000	4,949,720
URUGUAY 0.2%
Uruguay Government International Bond 11/20/45	4.125%	2,775,000	2,285,213
Total Foreign Government Obligations (Cost: $58,599,069)			56,681,169

Municipal Bonds 4.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 2.5%
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/49	6.750%	4,735,000	6,803,769
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	3,310,000	4,080,767

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	11,170,000	16,587,562
University of California Revenue Bonds General Tax Series 2012AD 05/15/2112	4.858%	9,055,000	8,782,263
Total			36,254,361
ILLINOIS 0.3%
City of Chicago Waterworks Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	2,320,000	2,464,374
Build America Bonds Series 2010 11/01/40	6.742%	625,000	789,344
City of Chicago Unlimited General Obligation Taxable Bonds Series 2015B 01/01/33	7.375%	550,000	555,483
Total			3,809,201
MASSACHUSETTS 0.2%
Commonwealth of Massachusetts Limited Tax General Obligation Bonds Series 2016F 06/01/46	3.277%	3,125,000	2,832,188
MISSISSIPPI —%
State of Mississippi Unlimited General Obligation Bonds Series 2016B 12/01/27	5.000%	445,000	538,454
NEW YORK 1.2%
City of New York Unlimited General Obligation Bonds Series 2016B-1 12/01/41	5.000%	770,000	879,247
Metropolitan Transportation Authority Revenue Bonds Series 2010 (BAM) 11/15/39	6.648%	5,200,000	6,779,344
New York City Water & Sewer System Revenue Bonds Build America Bonds Series 2010 06/15/42	5.724%	1,550,000	1,969,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey Revenue Bonds Consolidated 174th Series 2012 10/01/62	4.458%	8,175,000	8,202,223
Total			17,830,368
OHIO 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013B 01/01/35	4.532%	3,315,000	3,578,277
TEXAS 0.2%
University of Texas System (The)(f) Revenue Bonds Series 2017J 08/15/25	5.000%	1,440,000	1,737,432
08/15/26	5.000%	1,300,000	1,584,440
Total			3,321,872
WASHINGTON 0.1%
Central Puget Sound Regional Transit Authority Green Revenue Bonds Series 2016S-1 11/01/46	5.000%	1,145,000	1,453,898
Total Municipal Bonds (Cost: $71,577,035)			69,618,619

Preferred Debt 0.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 0.1%
M&T Bank Corp.(a) 12/31/49	6.375%	270	289,449
State Street Corp.(a) 12/31/49	5.350%	43,300	1,083,366
Total			1,372,815
PROPERTY & CASUALTY 0.1%
Allstate Corp. (The)(a) 01/15/53	5.100%	36,723	924,318
Total Preferred Debt (Cost: $2,243,765)			2,297,133

Money Market Funds —%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(g)(h)	522,073	522,073
Total Money Market Funds (Cost: $522,073)		522,073
Total Investments (Cost: $1,499,814,862)		1,473,988,075
Other Assets & Liabilities, Net		7,896,624
Net Assets		1,481,884,699

At December 31, 2016, securities and cash totaling $9,347,007 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	70	USD	10,545,938	03/2017	139,950	—
U.S. Long Bond	478	USD	72,013,688	03/2017	—	(341,803)
U.S. Treasury Ultra 10-Year Note	30	USD	4,021,875	03/2017	54,145	—
U.S. Treasury Ultra 10-Year Note	25	USD	3,351,563	03/2017	50,355	—
U.S. Ultra Bond	145	USD	23,236,250	03/2017	208,852	—
U.S. Ultra Bond	1,047	USD	167,781,750	03/2017	—	(1,704,469)
Total			280,951,064		453,302	(2,046,272)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(962)	USD	(119,558,563)	03/2017	490,733	—
U.S. Treasury 2-Year Note	(200)	USD	(43,337,500)	03/2017	49,640	—
U.S. Treasury 2-Year Note	(31)	USD	(6,717,313)	03/2017	—	(2,481)
U.S. Treasury 5-Year Note	(410)	USD	(48,242,266)	03/2017	223,246	—
U.S. Treasury 5-Year Note	(459)	USD	(54,007,805)	03/2017	—	(230,721)
Total			(271,863,447)		763,619	(233,202)

Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	McDonald's Corp.	12/20/2021	1.000	USD	1,390,000	(42,923)	—	(35,323)	(425)	—	(8,025)
Citi	Goldman Sachs Group, Inc.	12/20/2021	1.000	USD	2,625,000	(13,055)	6,132	—	(802)	—	(19,989)
JPMorgan	Goldman Sachs Group, Inc.	12/20/2021	1.000	USD	18,645,000	(92,731)	—	(34,650)	(5,697)	—	(63,778)
Total							6,132	(69,973)		—	(91,792)

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	90,000,000	—	(426,017)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $142,815,025 or 9.64% of net assets.

(c)  Zero coupon bond.

(d)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)  Principal and interest may not be guaranteed by the government.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,950,743	380,562,501	(385,991,467)	296	522,073	29,105	522,073

Abbreviation Legend

BAM  Build America Mutual Assurance Co.

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,009,012,621	—	1,009,012,621
Commercial Mortgage-Backed Securities — Non-Agency	—	43,595,435	—	43,595,435
Asset-Backed Securities — Agency	—	6,326,261	—	6,326,261
U.S. Treasury Obligations	174,545,548	63,163,323	—	237,708,871
U.S. Government & Agency Obligations	—	48,225,893	—	48,225,893
Foreign Government Obligations	—	56,681,169	—	56,681,169
Municipal Bonds	—	69,618,619	—	69,618,619
Preferred Debt	2,297,133	—	—	2,297,133
Investments measured at net asset value
Money Market Funds	—	—	—	522,073
Total Investments	176,842,681	1,296,623,321	—	1,473,988,075
Derivatives
Assets
Futures Contracts	1,216,921	—	—	1,216,921
Liabilities
Futures Contracts	(2,279,474)	—	—	(2,279,474)
Swap Contracts	—	(517,809)	—	(517,809)
Total	175,780,128	1,296,105,512	—	1,472,407,713

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,499,292,789)	$1,473,466,002
Affiliated issuers (identified cost $522,073)	522,073
Total investments (identified cost $1,499,814,862)	1,473,988,075
Margin deposits	739,182
Premiums paid on outstanding swap contracts	6,132
Receivable for:
Capital shares sold	54,175
Dividends	12,946
Interest	14,273,372
Foreign tax reclaims	5,343
Variation margin	1,613,044
Expense reimbursement due from Investment Manager	12,633
Prepaid expenses	9,538
Trustees' deferred compensation plan	32,603
Total assets	1,490,747,043
Liabilities
Unrealized depreciation on swap contracts	91,792
Premiums received on outstanding swap contracts	69,973
Payable for:
Investments purchased on a delayed delivery basis	3,260,444
Capital shares purchased	4,165,319
Variation margin	496,380
Management services fees	599,388
Distribution and/or service fees	3,470
Transfer agent fees	73,128
Compensation of board members	2,497
Chief compliance officer expenses	200
Other expenses	67,150
Trustees' deferred compensation plan	32,603
Total liabilities	8,862,344
Net assets applicable to outstanding capital stock	$1,481,884,699

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Represented by
Paid-in capital	$1,458,877,848
Undistributed net investment income	46,913,863
Accumulated net realized gain	3,500,137
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(25,826,787)
Futures contracts	(1,062,553)
Swap contracts	(517,809)
Total — representing net assets applicable to outstanding capital stock	$1,481,884,699
Class 1
Net assets	$1,464,842,865
Shares outstanding	147,599,664
Net asset value per share	$9.92
Class 2
Net assets	$17,041,834
Shares outstanding	1,721,474
Net asset value per share	$9.90

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$385,066
Dividends — affiliated issuers	29,105
Interest	56,076,122
Foreign taxes withheld	(189)
Total income	56,490,104
Expenses:
Management services fees	7,883,940
Distribution and/or service fees
Class 2	43,512
Transfer agent fees
Class 1	953,208
Class 2	10,443
Compensation of board members	47,012
Custodian fees	45,509
Printing and postage fees	30,493
Audit fees	41,893
Legal fees	39,173
Chief compliance officer expenses	761
Other	47,056
Total expenses	9,143,000
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,399)
Total net expenses	9,039,601
Net investment income	47,450,503
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	29,691,018
Investments — affiliated issuers	296
Futures contracts	(12,469,595)
Swap contracts	1,072,227
Net realized gain	18,293,946
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(16,117,680)
Futures contracts	(884,939)
Swap contracts	316,467
Net change in unrealized depreciation	(16,686,152)
Net realized and unrealized gain	1,607,794
Net increase in net assets resulting from operations	$49,058,297

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$47,450,503	$33,219,262
Net realized gain (loss)	18,293,946	(3,498,026)
Net change in unrealized depreciation	(16,686,152)	(29,161,983)
Net increase in net assets resulting from operations	49,058,297	559,253
Distributions to shareholders
Net investment income
Class 1	(32,640,695)	(33,510,853)
Class 2	(306,838)	(185,943)
Total distributions to shareholders	(32,947,533)	(33,696,796)
Decrease in net assets from capital stock activity	(30,052,494)	(29,046,474)
Total decrease in net assets	(13,941,730)	(62,184,017)
Net assets at beginning of year	1,495,826,429	1,558,010,446
Net assets at end of year	$1,481,884,699	$1,495,826,429
Undistributed net investment income	$46,913,863	$32,424,776

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	26,827,054	277,559,172	42,774,782	429,209,553
Distributions reinvested	3,076,409	32,640,695	3,426,468	33,510,853
Redemptions	(33,457,990)	(344,592,733)	(49,857,413)	(497,298,663)
Net decrease	(3,554,527)	(34,392,866)	(3,656,163)	(34,578,257)
Class 2 shares
Subscriptions	871,789	8,900,456	751,390	7,473,039
Distributions reinvested	28,947	306,838	19,032	185,943
Redemptions	(470,637)	(4,866,922)	(215,431)	(2,127,199)
Net increase	430,099	4,340,372	554,991	5,531,783
Total net decrease	(3,124,428)	(30,052,494)	(3,101,172)	(29,046,474)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.81	$10.02	$9.60	$10.00
Income from investment operations:
Net investment income	0.30	0.21	0.20	0.12
Net realized and unrealized gain (loss)	0.01	(0.22)	0.34	(0.52)
Total from investment operations	0.31	(0.01)	0.54	(0.40)
Less distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.12)	—
Total distributions to shareholders	(0.20)	(0.20)	(0.12)	—
Net asset value, end of period	$9.92	$9.81	$10.02	$9.60
Total return	3.02%	(0.07%)	5.62%	(4.00%)
Ratios to average net assets(b)
Total gross expenses	0.57%	0.57%	0.56%	0.57	%(c)
Total net expenses(d)	0.56%	0.56%	0.56%	0.57	%(c)
Net investment income	2.96%	2.09%	2.02%	1.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,464,843	$1,483,185	$1,550,651	$1,776,191
Portfolio turnover	394%	414%	346%	350%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.79	$9.99	$9.59	$10.00
Income from investment operations:
Net investment income	0.28	0.18	0.18	0.11
Net realized and unrealized gain (loss)	0.00 (b)	(0.20)	0.32	(0.52)
Total from investment operations	0.28	(0.02)	0.50	(0.41)
Less distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.10)	—
Total distributions to shareholders	(0.17)	(0.18)	(0.10)	—
Net asset value, end of period	$9.90	$9.79	$9.99	$9.59
Total return	2.78%	(0.22%)	5.25%	(4.10%)
Ratios to average net assets(c)
Total gross expenses	0.82%	0.82%	0.82%	0.82	%(d)
Total net expenses(e)	0.81%	0.81%	0.81%	0.82	%(d)
Net investment income	2.73%	1.86%	1.82%	1.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$17,042	$12,641	$7,359	$1,431
Portfolio turnover	394%	414%	346%	350%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Long Government/Credit Bond Fund (formerly known as Columbia Variable Portfolio — Core Bond Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2016, Columbia Variable Portfolio — Core Bond Fund was renamed Columbia Variable Portfolio — Long Government/Credit Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the

Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, manage credit risk exposure. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	6,132
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,216,921	*
Total		1,223,053
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	517,809	*
Credit risk	Premiums received on outstanding swap contracts	69,973
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,279,474	*
Total		2,867,256

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	1,072,227	1,072,227
Interest rate risk	(12,469,595)	—	(12,469,595)
Total	(12,469,595)	1,072,227	(11,397,368)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	316,467	316,467
Interest rate risk	(884,939)	—	(884,939)
Total	(884,939)	316,467	(568,472)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	312,726,346
Futures contracts — Short	207,420,958
Credit default swap contracts — buy protection	64,068,750
Credit default swap contracts — sell protection	19,382,500

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest only and principal only securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Barclays ($)	Citi ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	4,994	4,994
Liabilities
OTC credit default swap contracts(b)	43,348	13,857	98,428	—	155,633
Total Financial and Derivative Net Assets	(43,348)	(13,857)	(98,428)	4,994	(150,639)
Total collateral received (pledged)(c)	—	—	—	—	—
Net Amount(d)	(43,348)	(13,857)	(98,428)	4,994	(150,639)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as
Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.50% to 0.34% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.49% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $2,096,876, and the administrative services fee paid to the Investment Manager was $319,463.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended December 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $256,734 respectively. The sale transactions resulted in a net realized gain of $18,626.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.56%
Class 2	0.81

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments, tax straddles and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(13,883)
Accumulated net realized gain	13,882
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$32,947,533	$33,696,796

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$52,354,506
Net unrealized depreciation	(26,908,504)

At December 31, 2016, the cost of investments for federal income tax purposes was $1,500,896,578 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,390,974
Unrealized depreciation	(45,299,477)
Net unrealized depreciation	$(26,908,503)

For the year ended December 31, 2016, $12,302,135 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,246,933,391 and $6,285,666,019, respectively, for the year ended December 31, 2016, of which $4,221,843,197 and $4,354,452,743, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

Annual Report 2016
33

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Long Government/Credit Bond Fund (formerly known as Columbia Variable Portfolio — Core Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Long Government/Credit Bond Fund (formerly known as Columbia Variable Portfolio — Core Bond Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
35

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
36

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
37

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
38

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
39

COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LONG GOVERNMENT/CREDIT BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia Variable Portfolio — Long Government/Credit Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1876 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	24
Consolidated Statement of Operations	26
Consolidated Statement of Changes in Net Assets	27
Consolidated Financial Highlights	29
Notes to Consolidated Financial Statements	31
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Diversified Absolute Return Fund (the Fund) Class 2 shares returned -2.63% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed the Citi One-Month U.S. Treasury Bill Index, which returned 0.21% over the same time period.

■  Losses incurred by the Fund's alpha strategies generally accounted for its shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/12	-2.50	-1.41
Class 2	04/30/12	-2.63	-1.63
Citi One-Month U.S. Treasury Bill Index		0.21	0.07

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to June 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, results shown may have been different.

The Citi One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Joshua Kutin, CFA

Brian Virginia

Alexander Wilkinson*

*Effective January 27, 2017, William Landes and Kent Peterson no longer serve as portfolio managers of the Fund and Alexander Wilkinson was named a portfolio manager of the Fund.

Portfolio Breakdown — Long Positions (%) (at December 31, 2016)
Common Stocks	32.3
Exchange-Traded Funds	17.4
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	68.8
Total	118.5

Percentages indicated are based upon total investments, net of investments sold short. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $168.5 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives which provide exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Breakdown — Short Positions (%) (at December 31, 2016)
Common Stocks	(18.5)
Total	(18.5)

Percentages indicated are based upon total investments, net of investments sold short. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 98.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2016, the Fund's Class 2 shares returned -2.63%. The Fund underperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.21% over the same period. The Fund's alpha strategies, which accounted for approximately 43% of assets under management for the period, generally accounted for its shortfall relative to the benchmark.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the stock market swooned again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with almost unanimously positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index, a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America Merrill Lynch U.S. High Yield Constrained Index

Significant Performance Factors

The Fund employs strategies that are designed to seek positive returns, with low correlation to the performance of the broad equity and fixed-income markets. The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used forward foreign currency exchange contracts, futures, options and swaps to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund's results during the period.

The portfolio is divided into three categories of investments: alpha, tactical beta and alternative beta. The components of the alpha strategy are global alpha opportunities, managed futures, a foreign currency focused strategy and equity-focused strategies, such as an equity research market neutral strategy, an equity long/short strategy and a fixed-income alpha strategy, the global opportunities bond strategy. The return on the alpha strategy was about equivalent to the return of the Fund — down approximately 2.50%, the result of losses from equity long/short and equity research market neutral. Global alpha opportunities and global opportunities bond also lost ground, but these losses were partially offset by gains from managed futures and the currency strategy. During the year, we discontinued the equity research market neutral and the global opportunities bond strategies. Results from the other two main strategies were mixed. Tactical beta made a positive contribution, while alternative beta strategies detracted from Fund results.

At Period's End

Intermittent spikes of volatility were a challenge for investors in 2016, and particularly challenging for the strategies employed by the Fund. However, given how high certain markets have moved, we believe that absolute return strategies, such as those employed by the Fund, continue to have potential for the role they can play in a diversified portfolio.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2016)(a)
Fixed Income Derivative Contracts	(76.3)
Equity Derivative Contracts	58.2
Foreign Currency Derivative Contracts	(81.9)
Total Notional Market Value of Derivative Contracts	(100.0)

(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	981.10	1,015.65	9.26	9.42	1.87
Class 2	1,000.00	1,000.00	979.90	1,014.40	10.49	10.68	2.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 29.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.4%
Auto Components 0.1%
Magna International, Inc.(a)	4,953	214,959
Hotels, Restaurants & Leisure 0.8%
Darden Restaurants, Inc.(a)	8,835	642,481
International Game Technology PLC(a)	23,951	611,230
Norwegian Cruise Line Holdings Ltd.(a)(b)	10,465	445,077
Yum China Holdings, Inc.(b)	10,443	272,771
Yum! Brands, Inc.	4,498	284,858
Total		2,256,417
Household Durables 0.3%
Mohawk Industries, Inc.(a)(b)	2,002	399,760
Newell Brands, Inc.(a)	8,874	396,224
Total		795,984
Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.(a)(b)	2,241	1,680,458
Ctrip.com International Ltd., ADR(a)(b)	13,065	522,600
Expedia, Inc.(a)	3,200	362,496
Liberty Interactive Corp., Class A(a)(b)	23,562	470,769
Total		3,036,323
Media 0.8%
Comcast Corp., Class A(a)	16,308	1,126,068
DISH Network Corp., Class A(a)(b)	10,231	592,682
Liberty Global PLC, Class A(a)(b)	13,321	407,489
Total		2,126,239
Multiline Retail 0.1%
Kohl's Corp.(a)	1,288	63,601
Macy's, Inc.	8,428	301,807
Total		365,408
Specialty Retail 1.0%
Burlington Stores, Inc.(a)(b)	3,899	330,440
Foot Locker, Inc.(a)	5,530	392,022
Home Depot, Inc. (The)(a)	8,524	1,142,898
TJX Companies, Inc. (The)(a)	4,670	350,857
Urban Outfitters, Inc.(a)(b)	5,702	162,393
Williams-Sonoma, Inc.(a)	5,884	284,727
Total		2,663,337
Textiles, Apparel & Luxury Goods 0.2%
PVH Corp.(a)	3,624	327,030

Common Stocks (continued)

Issuer	Shares	Value ($)
Sequential Brands Group, Inc.(b)	21,826	102,145
Total		429,175
Total Consumer Discretionary		11,887,842
CONSUMER STAPLES 3.0%
Beverages 0.5%
Constellation Brands, Inc., Class A(a)	2,515	385,574
Molson Coors Brewing Co., Class B(a)	2,615	254,466
PepsiCo, Inc.(a)	6,470	676,956
Total		1,316,996
Food & Staples Retailing 0.5%
Costco Wholesale Corp.(a)	2,969	475,367
Kroger Co. (The)	6,482	223,694
Rite Aid Corp.(a)(b)	39,422	324,837
SYSCO Corp.(a)	8,130	450,158
Total		1,474,056
Food Products 0.9%
General Mills, Inc.(a)	3,095	191,178
Hershey Co. (The)(a)	3,972	410,824
Mondelez International, Inc., Class A(a)	10,653	472,247
Pilgrim's Pride Corp.(a)	28,237	536,221
Tyson Foods, Inc., Class A(a)	10,942	674,903
Total		2,285,373
Personal Products 0.5%
Estee Lauder Companies, Inc. (The), Class A(a)	3,538	270,622
Herbalife Ltd.(a)(b)	9,043	435,330
Nu Skin Enterprises, Inc., Class A(a)	12,008	573,742
Total		1,279,694
Tobacco 0.6%
Altria Group, Inc.(a)	9,430	637,657
Philip Morris International, Inc.(a)	7,221	660,649
Reynolds American, Inc.(a)	4,109	230,268
Total		1,528,574
Total Consumer Staples		7,884,693
ENERGY 2.0%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.(a)	5,289	343,626
Halliburton Co.(a)	4,932	266,772
Oceaneering International, Inc.(a)	3,703	104,461

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Schlumberger Ltd.(a)	4,884	410,012
Superior Energy Services, Inc.	6,644	112,151
Total		1,237,022
Oil, Gas & Consumable Fuels 1.6%
Anadarko Petroleum Corp.(a)	4,979	347,186
BP PLC, ADR(a)	9,627	359,857
Cabot Oil & Gas Corp.(a)	5,959	139,202
Canadian Natural Resources Ltd.	6,656	212,193
Cimarex Energy Co.(a)	1,330	180,747
Continental Resources, Inc.(a)(b)	3,152	162,454
Devon Energy Corp.(a)	7,109	324,668
EOG Resources, Inc.(a)	1,948	196,943
Exxon Mobil Corp.(a)	2,879	259,859
Hess Corp.(a)	4,041	251,714
Marathon Petroleum Corp.(a)	3,024	152,258
Noble Energy, Inc.(a)	7,001	266,458
RSP Permian, Inc.(a)(b)	3,084	137,608
Suncor Energy, Inc.(a)	14,043	459,066
Valero Energy Corp.(a)	3,235	221,015
World Fuel Services Corp.(a)	12,251	562,444
Total		4,233,672
Total Energy		5,470,694
FINANCIALS 4.2%
Banks 1.3%
Bank of America Corp.(a)	34,341	758,936
BankUnited, Inc.(a)	9,867	371,887
Citigroup, Inc.(a)	11,512	684,158
Fifth Third Bancorp(a)	14,027	378,308
SunTrust Banks, Inc.	7,642	419,164
Wells Fargo & Co.(a)	17,412	959,576
Total		3,572,029
Capital Markets 0.8%
Bank of New York Mellon Corp. (The)(a)	6,965	330,002
Intercontinental Exchange, Inc.(a)	5,804	327,461
Invesco Ltd.(a)	13,930	422,636
Morgan Stanley(a)	9,964	420,979
S&P Global, Inc.(a)	4,711	506,621
Total		2,007,699

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.4%
Navient Corp.(a)	40,427	664,215
Synchrony Financial	10,514	381,343
Total		1,045,558
Diversified Financial Services 0.1%
Berkshire Hathaway, Inc., Class B(a)(b)	1,701	277,229
Insurance 1.5%
Aflac, Inc.(a)	5,851	407,230
Allstate Corp. (The)(a)	10,738	795,900
American Equity Investment Life Holding Co.(a)	12,472	281,119
Amtrust Financial Services, Inc.(a)	12,621	345,563
Hartford Financial Services Group, Inc. (The)	10,937	521,148
Lincoln National Corp.(a)	1,318	87,344
Prudential Financial, Inc.(a)	7,863	818,224
Reinsurance Group of America, Inc.(a)	5,042	634,435
Total		3,890,963
Thrifts & Mortgage Finance 0.1%
Radian Group, Inc.(a)	16,446	295,699
Total Financials		11,089,177
HEALTH CARE 3.7%
Biotechnology 0.9%
ACADIA Pharmaceuticals, Inc.(a)(b)	4,792	138,201
Alexion Pharmaceuticals, Inc.(a)(b)	5,886	720,152
Biogen, Inc.(a)(b)	882	250,118
Celgene Corp.(a)(b)	2,794	323,406
Puma Biotechnology, Inc.(a)(b)	4,349	133,514
Shire PLC, ADR(a)	930	158,454
Spark Therapeutics, Inc.(a)(b)	2,986	149,001
Ultragenyx Pharmaceutical, Inc.(a)(b)	2,183	153,487
Vertex Pharmaceuticals, Inc.(a)(b)	5,457	402,017
Total		2,428,350
Health Care Equipment & Supplies 0.6%
Alere, Inc.(a)(b)	5,822	226,883
Hologic, Inc.(a)(b)	1,758	70,531
Medtronic PLC(a)	6,475	461,214
Quotient Ltd.(b)	12,525	60,621
Zimmer Biomet Holdings, Inc.(a)	7,379	761,513
Total		1,580,762

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 1.0%
Aetna, Inc.(a)	5,174	641,628
AmerisourceBergen Corp.	6,205	485,169
CIGNA Corp.(a)	3,782	504,481
Humana, Inc.	1,630	332,569
WellCare Health Plans, Inc.(a)(b)	5,154	706,510
Total		2,670,357
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.(a)	2,848	401,853
Pharmaceuticals 1.1%
Allergan PLC(a)(b)	1,736	364,577
Bristol-Myers Squibb Co.(a)	7,326	428,131
Eli Lilly & Co.	6,350	467,043
Jazz Pharmaceuticals PLC(a)(b)	1,480	161,364
Mallinckrodt PLC(a)(b)	5,559	276,949
Merck & Co., Inc.(a)	12,487	735,110
Pfizer, Inc.	13,928	452,382
Total		2,885,556
Total Health Care		9,966,878
INDUSTRIALS 2.9%
Aerospace & Defense 0.2%
Boeing Co. (The)(a)	656	102,126
L-3 Communications Holdings, Inc.	3,150	479,147
Total		581,273
Airlines 0.8%
Alaska Air Group, Inc.(a)	9,252	820,930
Delta Air Lines, Inc.(a)	8,895	437,545
Southwest Airlines Co.	7,510	374,298
United Continental Holdings, Inc.(a)(b)	5,178	377,373
Total		2,010,146
Industrial Conglomerates 0.2%
Carlisle Companies, Inc.(a)	5,029	554,648
Machinery 0.9%
Cummins, Inc.(a)	3,843	525,223
Ingersoll-Rand PLC(a)	7,439	558,222
Oshkosh Corp.(a)	5,740	370,861
Snap-On, Inc.(a)	1,984	339,800
Timken Co. (The)	13,738	545,399
Total		2,339,505

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 0.4%
ManpowerGroup, Inc.(a)	8,145	723,846
Robert Half International, Inc.	7,024	342,631
Total		1,066,477
Road & Rail 0.2%
Norfolk Southern Corp.(a)	6,170	666,792
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.(a)(b)	11,791	501,235
Total Industrials		7,720,076
INFORMATION TECHNOLOGY 6.0%
Communications Equipment 0.6%
Cisco Systems, Inc.(a)	24,588	743,049
F5 Networks, Inc.(a)(b)	5,500	795,960
Total		1,539,009
Electronic Equipment, Instruments & Components 0.2%
Zebra Technologies Corp., Class A(a)(b)	7,095	608,467
Internet Software & Services 1.0%
Alphabet, Inc., Class A(a)(b)	2,477	1,962,899
VeriSign, Inc.(a)(b)	8,036	611,298
Total		2,574,197
IT Services 1.1%
Booz Allen Hamilton Holdings Corp.(a)	12,935	466,566
Leidos Holdings, Inc.	10,590	541,573
MasterCard, Inc., Class A(a)	5,593	577,477
Vantiv, Inc., Class A(b)	7,071	421,573
Visa, Inc., Class A	13,419	1,046,950
Total		3,054,139
Semiconductors & Semiconductor Equipment 0.8%
Broadcom Ltd.(a)	4,139	731,651
Micron Technology, Inc.(a)(b)	33,361	731,273
ON Semiconductor Corp.(a)(b)	37,522	478,781
QUALCOMM, Inc.(a)	4,170	271,884
Total		2,213,589
Software 1.4%
Activision Blizzard, Inc.(a)	12,770	461,125
Electronic Arts, Inc.(a)(b)	6,020	474,135
Microsoft Corp.(a)	19,673	1,222,480
Mobileye NV(a)(b)	7,736	294,896
Red Hat, Inc.(a)(b)	2,205	153,689

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Salesforce.com, Inc.(a)(b)	10,155	695,211
Workday, Inc., Class A(a)(b)	5,023	331,970
Total		3,633,506
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.(a)	15,902	1,841,770
Electronics for Imaging, Inc.(a)(b)	14,985	657,242
Total		2,499,012
Total Information Technology		16,121,919
MATERIALS 1.4%
Chemicals 0.8%
Albemarle Corp.(a)	1,616	139,105
Cabot Corp.(a)	12,122	612,646
Dow Chemical Co. (The)(a)	6,126	350,530
Eastman Chemical Co.(a)	2,504	188,326
EI du Pont de Nemours & Co.(a)	2,577	189,152
LyondellBasell Industries NV, Class A(a)	1,979	169,759
Monsanto Co.(a)	1,345	141,507
PPG Industries, Inc.(a)	2,820	267,223
Total		2,058,248
Containers & Packaging 0.1%
International Paper Co.(a)	4,021	213,354
Sealed Air Corp.(a)	3,847	174,423
Total		387,777
Metals & Mining 0.2%
Newmont Mining Corp.(a)	2,341	79,758
Reliance Steel & Aluminum Co.(a)	5,120	407,245
Steel Dynamics, Inc.(a)	5,073	180,497
Total		667,500
Paper & Forest Products 0.3%
Domtar Corp.(a)	17,482	682,323
Total Materials		3,795,848
REAL ESTATE 0.5%
Equity Real Estate Investment Trusts (REITs) 0.5%
CBL & Associates Properties, Inc.(a)	27,327	314,260
Equinix, Inc.(a)	1,535	548,624
Equity LifeStyle Properties, Inc.(a)	7,546	544,067
Total		1,406,951
Total Real Estate		1,406,951

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
CenturyLink, Inc.(a)	20,506	487,633
Total Telecommunication Services		487,633
UTILITIES 1.3%
Electric Utilities 0.4%
American Electric Power Co., Inc.(a)	3,883	244,474
Edison International(a)	4,347	312,941
Entergy Corp.(a)	7,454	547,645
PG&E Corp.(a)	1,974	119,960
Total		1,225,020
Gas Utilities 0.1%
Atmos Energy Corp.(a)	1,897	140,663
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)(a)	15,699	182,422
Multi-Utilities 0.7%
Ameren Corp.(a)	7,627	400,112
CenterPoint Energy, Inc.(a)	24,608	606,341
DTE Energy Co.(a)	3,707	365,177
NiSource, Inc.(a)	8,559	189,496
SCANA Corp.(a)	4,021	294,659
Total		1,855,785
Total Utilities		3,403,890
Total Common Stocks (Cost: $76,482,220)		79,235,601

Exchange-Traded Funds 16.0%

	Shares	Value ($)
Vanguard Mortgage-Backed Securities ETF	51,411	2,688,281
Vanguard REIT ETF	72,310	5,967,744
iPath Bloomberg Commodity Index Total Return ETN(b)	248,241	6,014,880
iShares JPMorgan USD Emerging Markets Bond ETF	38,297	4,221,096
iShares TIPS Bond ETF	111,424	12,609,854
iShares iBoxx $ High Yield Corporate Bond ETF	76,624	6,631,807
iShares iBoxx $ Investment Grade Corporate Bond ETF	38,629	4,526,546
Total Exchange-Traded Funds (Cost: $41,903,457)		42,660,208

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Money Market Funds 63.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(c)(d)	168,540,026	168,540,026
Total Money Market Funds (Cost: $168,540,112)		168,540,026
Total Investments (Cost: $286,925,789)		290,435,835

Investments Sold Short (16.9)%

Common Stocks (16.9)%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (2.4)%
Auto Components (0.1)%
BorgWarner, Inc.	(5,188)	(204,615)
Automobiles (0.3)%
Fiat Chrysler Automobiles NV(b)	(32,015)	(291,977)
Tesla Motors, Inc.(b)	(1,204)	(257,283)
Thor Industries, Inc.	(1,417)	(141,771)
Total		(691,031)
Distributors (0.1)%
Genuine Parts Co.	(1,808)	(172,736)
Hotels, Restaurants & Leisure (0.3)%
Hyatt Hotels Corp., Class A(b)	(3,066)	(169,427)
Marriott International, Inc., Class A	(1,841)	(152,214)
McDonald's Corp.	(1,983)	(241,371)
Texas Roadhouse, Inc.	(3,590)	(173,181)
Wyndham Worldwide Corp.	(1,986)	(151,671)
Total		(887,864)
Internet & Direct Marketing Retail (0.1)%
Netflix, Inc.(b)	(2,254)	(279,045)
Leisure Products (0.1)%
Hasbro, Inc.	(3,470)	(269,931)
Media (0.4)%
AMC Networks, Inc.(b)	(2,602)	(136,189)
Discovery Communications, Inc., Class A(b)	(6,010)	(164,734)
Meredith Corp.	(2,760)	(163,254)
Omnicom Group, Inc.	(3,160)	(268,948)
Regal Entertainment Group, Class A	(4,939)	(101,744)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Walt Disney Co. (The)	(1,583)	(164,980)
WPP PLC, ADR	(1,140)	(126,152)
Total		(1,126,001)
Multiline Retail (0.1)%
Nordstrom, Inc.	(2,693)	(129,076)
Target Corp.	(3,036)	(219,290)
Total		(348,366)
Specialty Retail (0.7)%
AutoNation, Inc.(b)	(6,336)	(308,247)
Best Buy Co., Inc.	(4,939)	(210,747)
CarMax, Inc.(b)	(8,042)	(517,824)
Dick's Sporting Goods, Inc.	(4,120)	(218,772)
Finish Line, Inc., Class A (The)	(5,051)	(95,009)
Penske Automotive Group, Inc.	(8,658)	(448,831)
Tiffany & Co.	(1,735)	(134,341)
Total		(1,933,771)
Textiles, Apparel & Luxury Goods (0.2)%
Carter's, Inc.	(1,582)	(136,669)
Hanesbrands, Inc.	(4,410)	(95,124)
Michael Kors Holdings Ltd.(b)	(2,583)	(111,017)
Ralph Lauren Corp.	(1,463)	(132,138)
Total		(474,948)
Total Consumer Discretionary		(6,388,308)
CONSUMER STAPLES (1.7)%
Beverages (0.4)%
Brown-Forman Corp., Class B	(4,663)	(209,462)
Coca-Cola Co. (The)	(11,544)	(478,614)
Monster Beverage Corp.(b)	(7,851)	(348,114)
Total		(1,036,190)
Food & Staples Retailing —%
Wal-Mart Stores, Inc.	(1,486)	(102,712)
Food Products (0.7)%
B&G Foods, Inc.	(3,289)	(144,058)
Campbell Soup Co.	(3,695)	(223,437)
ConAgra Foods, Inc.	(7,704)	(304,693)
Kraft Heinz Co. (The)	(2,640)	(230,525)
McCormick & Co., Inc.	(2,232)	(208,313)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Treehouse Foods, Inc.(b)	(3,808)	(274,899)
WhiteWave Foods Co. (The)(b)	(6,414)	(356,618)
Total		(1,742,543)
Household Products (0.5)%
Church & Dwight Co., Inc.	(4,460)	(197,087)
Clorox Co. (The)	(1,682)	(201,874)
Kimberly-Clark Corp.	(3,629)	(414,141)
Procter & Gamble Co. (The)	(6,574)	(552,742)
Total		(1,365,844)
Personal Products (0.1)%
Avon Products, Inc.(b)	(13,401)	(67,541)
Coty, Inc., Class A	(4,767)	(87,284)
Edgewell Personal Care Co.(b)	(2,513)	(183,424)
Total		(338,249)
Total Consumer Staples		(4,585,538)
ENERGY (1.2)%
Energy Equipment & Services (0.2)%
Core Laboratories NV	(668)	(80,187)
Ensco PLC, Class A	(7,131)	(69,313)
National Oilwell Varco, Inc.	(3,993)	(149,498)
Noble Corp. PLC	(6,308)	(37,343)
Rowan Companies PLC, Class A(b)	(4,380)	(82,738)
SEACOR Holdings, Inc.(b)	(1,252)	(89,243)
Total		(508,322)
Oil, Gas & Consumable Fuels (1.0)%
Apache Corp.	(2,095)	(132,970)
Cenovus Energy, Inc.	(17,450)	(264,018)
Cheniere Energy, Inc.(b)	(10,555)	(437,294)
Chevron Corp.	(2,409)	(283,539)
ConocoPhillips	(2,269)	(113,768)
Enbridge, Inc.	(1,348)	(56,778)
Marathon Oil Corp.	(6,102)	(105,626)
Murphy Oil Corp.	(2,480)	(77,202)
Occidental Petroleum Corp.	(1,192)	(84,906)
Oneok, Inc.	(2,006)	(115,164)
Royal Dutch Shell PLC, ADR, Class A	(7,907)	(429,983)
Southwestern Energy Co.(b)	(9,000)	(97,380)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Total SA, ADR	(8,573)	(436,966)
Williams Companies, Inc. (The)	(3,636)	(113,225)
Total		(2,748,819)
Total Energy		(3,257,141)
FINANCIALS (2.3)%
Banks (0.7)%
Cullen/Frost Bankers, Inc.	(2,115)	(186,606)
First Horizon National Corp.	(13,874)	(277,619)
M&T Bank Corp.	(2,839)	(444,105)
People's United Financial	(13,269)	(256,888)
Signature Bank(b)	(2,874)	(431,675)
Synovus Financial Corp.	(6,270)	(257,571)
Total		(1,854,464)
Capital Markets (0.8)%
Cboe Holdings, Inc.	(3,407)	(251,743)
Factset Research Systems, Inc.	(1,042)	(170,294)
Franklin Resources, Inc.	(6,293)	(249,077)
Janus Capital Group, Inc.	(14,116)	(187,319)
Legg Mason, Inc.	(14,784)	(442,190)
Northern Trust Corp.	(3,147)	(280,240)
TD Ameritrade Holding Corp.	(6,468)	(282,005)
Thomson Reuters Corp.	(3,883)	(169,998)
Total		(2,032,866)
Insurance (0.7)%
Aon PLC	(1,803)	(201,089)
Arch Capital Group Ltd.(b)	(1,812)	(156,358)
Assurant, Inc.	(3,635)	(337,546)
Markel Corp.(b)	(312)	(282,204)
Mercury General Corp.	(7,725)	(465,122)
Principal Financial Group, Inc.	(1,678)	(97,089)
Unum Group	(4,953)	(217,585)
WR Berkley Corp.	(2,969)	(197,468)
Total		(1,954,461)
Thrifts & Mortgage Finance (0.1)%
New York Community Bancorp	(23,489)	(373,710)
Total Financials		(6,215,501)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE (2.1)%
Biotechnology (0.2)%
CoLucid Pharmaceuticals, Inc.(b)	(3,033)	(110,401)
Exact Sciences Corp.(b)	(7,728)	(103,246)
Sarepta Therapeutics, Inc.(b)	(3,941)	(108,102)
Seattle Genetics, Inc.(b)	(3,239)	(170,922)
Total		(492,671)
Health Care Equipment & Supplies (0.6)%
ABIOMED, Inc.(b)	(2,373)	(267,390)
Baxter International, Inc.	(4,232)	(187,647)
Hill-Rom Holdings, Inc.	(4,852)	(272,391)
Intuitive Surgical, Inc.(b)	(415)	(263,181)
Stryker Corp.	(1,799)	(215,538)
Varian Medical Systems, Inc.(b)	(3,372)	(302,738)
Total		(1,508,885)
Health Care Providers & Services (0.3)%
DaVita HealthCare Partners, Inc.(b)	(1,696)	(108,883)
Lifepoint Hospitals, Inc.(b)	(4,917)	(279,286)
Mckesson Corp.	(1,465)	(205,759)
Quest Diagnostics, Inc.	(2,409)	(221,387)
Universal Health Services-b	(840)	(89,359)
Total		(904,674)
Health Care Technology (0.2)%
Allscripts Healthcare Solutions, Inc.(b)	(4,900)	(50,029)
Cerner Corp.(b)	(5,148)	(243,860)
Inovalon Holdings, Inc.(b)	(22,603)	(232,811)
Total		(526,700)
Life Sciences Tools & Services (0.3)%
Bruker Corp.	(8,923)	(188,989)
Mettler-Toledo International, Inc.(b)	(258)	(107,988)
QIAGEN NV(b)	(6,109)	(171,174)
Quintiles Ims Holdings, Inc.(b)	(2,613)	(198,719)
Waters Corp.(b)	(727)	(97,702)
Total		(764,572)
Pharmaceuticals (0.5)%
Astrazeneca PLC, ADR	(7,597)	(207,550)
Glaxosmithkline PLC, ADR	(4,536)	(174,681)
Mylan NV(b)	(7,570)	(288,796)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Novo Nordisk A/S, ADR	(5,820)	(208,705)
Roche Holding AG, ADR	(8,470)	(241,649)
Sanofi, ADR	(4,158)	(168,150)
Total		(1,289,531)
Total Health Care		(5,487,033)
INDUSTRIALS (1.8)%
Aerospace & Defense (0.1)%
Triumph Group, Inc.	(6,059)	(160,564)
Airlines (0.1)%
Copa Holdings SA, Class A	(2,774)	(251,963)
Building Products (0.2)%
Armstrong World Industries, Inc.(b)	(11,334)	(473,761)
Commercial Services & Supplies —%
Clean Harbors, Inc.(b)	(985)	(54,815)
Construction & Engineering (0.1)%
Fluor Corp.	(5,068)	(266,171)
Electrical Equipment (0.1)%
Emerson Electric Co.	(7,280)	(405,860)
Industrial Conglomerates (0.4)%
3M Co.	(2,414)	(431,068)
General Electric Co.	(10,730)	(339,068)
Roper Industries, Inc.	(1,930)	(353,344)
Total		(1,123,480)
Machinery (0.2)%
Caterpillar, Inc.	(2,235)	(207,274)
Parker Hannifin Corp.	(2,522)	(353,080)
Total		(560,354)
Professional Services (0.1)%
IHS Markit Ltd.(b)	(6,632)	(234,839)
Road & Rail (0.2)%
Avis Budget Group, Inc.(b)	(4,705)	(172,579)
Genesee & Wyoming, Inc., Class A(b)	(5,216)	(362,043)
Total		(534,622)
Trading Companies & Distributors (0.3)%
Air Lease Corp.	(12,799)	(439,390)
MSC Industrial Direct Co., Inc., Class A	(3,439)	(317,729)
Total		(757,119)
Total Industrials		(4,823,548)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY (3.4)%
Communications Equipment (0.3)%
EchoStar Corp., Class A(b)	(7,229)	(371,498)
Juniper Networks, Inc.	(8,835)	(249,677)
Total		(621,175)
Electronic Equipment, Instruments & Components (0.5)%
IPG Photonics Corp.(b)	(2,507)	(247,466)
Knowles Corp.(b)	(19,563)	(326,898)
Verifone Systems, Inc.(b)	(20,673)	(366,532)
Vishay Intertechnology, Inc.	(29,760)	(482,112)
Total		(1,423,008)
IT Services (1.1)%
Accenture PLC, Class A	(4,100)	(480,233)
First Data Corp., Class A(b)	(28,547)	(405,082)
International Business Machines Corp.	(3,133)	(520,047)
Jack Henry & Associates, Inc.	(3,672)	(326,000)
Paychex, Inc.	(5,299)	(322,603)
Teradata Corp.(b)	(18,003)	(489,141)
Xerox Corp.	(47,209)	(412,135)
Total		(2,955,241)
Semiconductors & Semiconductor Equipment (0.7)%
Advanced Micro Devices, Inc.(b)	(31,186)	(353,649)
Amkor Technology, Inc.(b)	(31,661)	(334,024)
ASML Holding NV	(2,750)	(308,550)
Intel Corp.	(13,971)	(506,728)
Teradyne, Inc.	(13,053)	(331,546)
Total		(1,834,497)
Software (0.6)%
Ca, Inc.	(14,675)	(466,225)
FireEye, Inc.(b)	(25,463)	(303,010)
Intuit, Inc.	(2,822)	(323,429)
Oracle Corp.	(15,246)	(586,209)
Total		(1,678,873)
Technology Hardware, Storage & Peripherals (0.2)%
Hewlett Packard Enterprise Co.	(13,176)	(304,893)
NetApp, Inc.	(8,706)	(307,060)
Total		(611,953)
Total Information Technology		(9,124,747)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS (1.0)%
Chemicals (0.5)%
Agrium, Inc.	(1,989)	(199,994)
Air Products & Chemicals, Inc.	(776)	(111,604)
Axalta Coating Systems Ltd.(b)	(5,462)	(148,566)
Ecolab, Inc.	(985)	(115,462)
International Flavors & Fragrances, Inc.	(874)	(102,984)
Platform Specialty Products Corp.(b)	(46,072)	(451,966)
Versum Materials, Inc.(b)	(388)	(10,891)
WR Grace & Co.	(3,676)	(248,645)
Total		(1,390,112)
Construction Materials (0.1)%
Vulcan Materials Co.	(1,665)	(208,375)
Containers & Packaging (0.1)%
Sonoco Products Co.	(3,504)	(184,661)
Metals & Mining (0.3)%
Arcelormittal(b)	(38,970)	(284,481)
BHP Billiton Ltd., ADR	(7,500)	(268,350)
Southern Copper Corp.	(8,665)	(276,760)
Total		(829,591)
Total Materials		(2,612,739)
REAL ESTATE (0.1)%
Equity Real Estate Investment Trusts (REITs) (0.1)%
Lamar Advertising Co., Class A	(2,772)	(186,389)
Life Storage, Inc.	(471)	(40,158)
Total		(226,547)
Total Real Estate		(226,547)
TELECOMMUNICATION SERVICES (0.1)%
Diversified Telecommunication Services (0.1)%
SBA Communications Corp., Class A(b)	(468)	(48,325)
Verizon Communications, Inc.	(6,086)	(324,871)
Total		(373,196)
Total Telecommunication Services		(373,196)
UTILITIES (0.8)%
Electric Utilities (0.2)%
PPL Corp.	(8,238)	(280,504)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Southern Co. (The)	(6,872)	(338,033)
Total		(618,537)
Independent Power and Renewable Electricity Producers (0.1)%
Calpine Corp.(b)	(25,655)	(293,237)
Multi-Utilities (0.4)%
Consolidated Edison, Inc.	(5,034)	(370,905)
Dominion Resources, Inc.	(4,092)	(313,406)
Sempra Energy	(3,562)	(358,480)
Total		(1,042,791)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Water Utilities (0.1)%
Aqua America, Inc.	(7,479)	(224,669)
Total Utilities		(2,179,234)
Total Common Stocks (Proceeds: $43,967,189)		(45,273,532)
Total Investments Sold Short (Proceeds: $43,967,189)		(45,273,532)
Total Investments, Net of Investments Sold Short		245,162,303
Other Assets & Liabilities, Net		22,154,306
Net Assets		267,316,609

At December 31, 2016, securities and cash totaling $91,150,655 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	02/03/2017	6,200,000	CAD	4,679,139	USD	59,617	—
BNP Paribas	02/03/2017	200,000	CAD	150,940	USD	1,923	—
BNP Paribas	02/03/2017	9,000,000	EUR	9,690,300	USD	200,793	—
BNP Paribas	02/03/2017	5,500,000	NOK	657,211	USD	20,106	—
BNP Paribas	02/03/2017	4,900,000	NOK	585,515	USD	17,912	—
BNP Paribas	02/03/2017	2,500,000	NZD	1,780,813	USD	45,988	—
BNP Paribas	02/03/2017	200,000	NZD	142,465	USD	3,679	—
BNP Paribas	02/03/2017	2,855,157	SEK	313,272	USD	—	(767)
BNP Paribas	02/03/2017	43,100,000	SGD	30,304,096	USD	549,382	—
BNP Paribas	02/03/2017	373,440	USD	500,000	AUD	—	(12,910)
BNP Paribas	02/03/2017	3,062,208	USD	4,100,000	AUD	—	(105,862)
BNP Paribas	02/03/2017	397,891	USD	400,000	CHF	—	(4,171)
BNP Paribas	02/03/2017	4,973,640	USD	5,000,000	CHF	—	(52,138)
BNP Paribas	02/03/2017	1,197,136	USD	1,111,857	EUR	—	(24,806)
BNP Paribas	02/03/2017	127,324	USD	100,000	GBP	—	(3,976)
BNP Paribas	02/03/2017	17,443,388	USD	13,700,000	GBP	—	(544,704)
BNP Paribas	02/03/2017	2,988,752	USD	340,030,284	JPY	—	(74,179)
BNP Paribas	02/03/2017	17,734,025	USD	2,017,600,000	JPY	—	(440,145)
BNP Paribas	02/03/2017	7,439,105	USD	67,800,000	SEK	18,206	—
BNP Paribas	02/03/2017	1,232,641	USD	1,753,123	SGD	—	(22,347)
Barclays	01/11/2017	21,922,000	CHF	21,735,995	USD	196,339	—
Barclays	01/11/2017	8,923,000	CHF	8,683,298	USD	—	(84,075)
Barclays	01/11/2017	8,416,238	USD	8,612,000	CHF	45,559	—
Barclays	02/03/2017	1,900,000	AUD	1,414,282	USD	44,268	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	02/03/2017	3,600,000	CHF	3,586,658	USD	43,176	—
Barclays	02/03/2017	400,000	CHF	398,544	USD	4,824	—
Barclays	02/03/2017	300,000	CHF	292,409	USD	—	(2,881)
Barclays	02/03/2017	23,700,000	JPY	208,645	USD	5,501	—
Barclays	02/03/2017	5,100,000	NOK	586,680	USD	—	(4,090)
Barclays	02/03/2017	301,565	USD	400,000	CAD	—	(3,531)
Barclays	02/03/2017	430,762	USD	400,000	EUR	—	(9,006)
Barclays	02/03/2017	127,406	USD	100,000	GBP	—	(4,058)
Barclays	02/03/2017	95,510	USD	800,000	NOK	—	(2,840)
Barclays	02/03/2017	137,941	USD	200,000	NZD	845	—
Barclays	02/03/2017	497,165	USD	700,000	NZD	—	(11,414)
Barclays	02/03/2017	1,198,289	USD	1,700,000	SGD	—	(24,669)
Citi	01/11/2017	20,172,000	EUR	21,693,171	USD	450,920	—
Citi	01/11/2017	119,732,000	SEK	12,976,215	USD	—	(172,197)
Citi	01/11/2017	8,508,328	USD	8,138,000	EUR	61,444	—
Citi	01/11/2017	12,793,658	USD	12,034,000	EUR	—	(121,180)
Citi	02/03/2017	5,200,000	SGD	3,660,101	USD	70,205	—
Citi	02/03/2017	35,404,434	USD	50,300,000	SGD	—	(679,096)
Credit Suisse	02/03/2017	3,000,000	AUD	2,243,085	USD	79,905	—
Credit Suisse	02/03/2017	1,100,000	AUD	822,465	USD	29,298	—
Credit Suisse	02/03/2017	9,600,000	CAD	7,253,111	USD	100,302	—
Credit Suisse	02/03/2017	2,500,000	CAD	1,888,831	USD	26,120	—
Credit Suisse	02/03/2017	3,900,000	CHF	3,886,204	USD	47,432	—
Credit Suisse	02/03/2017	2,900,000	CHF	2,889,741	USD	35,270	—
Credit Suisse	02/03/2017	2,086,868	EUR	2,250,958	USD	50,586	—
Credit Suisse	02/03/2017	2,400,000	GBP	3,055,800	USD	95,447	—
Credit Suisse	02/03/2017	700,000	GBP	891,275	USD	27,839	—
Credit Suisse	02/03/2017	276,600,000	JPY	2,439,229	USD	68,349	—
Credit Suisse	02/03/2017	79,900,000	NOK	9,556,211	USD	300,813	—
Credit Suisse	02/03/2017	6,100,000	NZD	4,353,296	USD	120,324	—
Credit Suisse	02/03/2017	29,200,000	SEK	3,209,308	USD	—	(2,395)
Credit Suisse	02/03/2017	76,800,000	SEK	8,440,920	USD	—	(6,298)
Credit Suisse	02/03/2017	1,753,123	SGD	1,233,412	USD	23,118	—
Credit Suisse	02/03/2017	5,594,529	USD	634,400,000	JPY	—	(156,763)
Credit Suisse	02/03/2017	518,177	USD	4,332,504	NOK	—	(16,311)
Credit Suisse	02/03/2017	71,366	USD	100,000	NZD	—	(1,973)
Credit Suisse	02/03/2017	351,776	USD	500,000	SGD	—	(6,593)
Deutsche Bank	02/03/2017	5,000,000	AUD	3,740,010	USD	134,710	—
Deutsche Bank	02/03/2017	1,133,347	AUD	847,746	USD	30,535	—
Deutsche Bank	02/03/2017	3,039,461	CAD	2,296,774	USD	32,119	—
Deutsche Bank	02/03/2017	200,000	CAD	152,551	USD	3,534	—
Deutsche Bank	02/03/2017	1,100,000	CHF	1,097,038	USD	14,308	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	02/03/2017	10,700,000	EUR	11,546,666	USD	264,697	—
Deutsche Bank	02/03/2017	1,524,989	EUR	1,646,157	USD	38,224	—
Deutsche Bank	02/03/2017	15,500,000	GBP	19,745,838	USD	626,888	—
Deutsche Bank	02/03/2017	2,900,000	GBP	3,694,383	USD	117,289	—
Deutsche Bank	02/03/2017	300,430,284	JPY	2,655,416	USD	80,274	—
Deutsche Bank	02/03/2017	10,300,000	JPY	89,720	USD	1,434	—
Deutsche Bank	02/03/2017	2,203,329	NOK	263,425	USD	8,198	—
Deutsche Bank	02/03/2017	17,700,000	NZD	12,629,924	USD	347,366	—
Deutsche Bank	02/03/2017	2,100,000	NZD	1,498,466	USD	41,213	—
Deutsche Bank	02/03/2017	36,400,000	SEK	4,003,713	USD	83	—
Deutsche Bank	02/03/2017	19,873,640	USD	26,300,000	CAD	—	(277,923)
Deutsche Bank	02/03/2017	25,431,335	USD	25,500,000	CHF	—	(331,675)
Deutsche Bank	02/03/2017	312,150	USD	300,000	EUR	4,167	—
Deutsche Bank	02/03/2017	15,220,256	USD	1,722,000,000	JPY	—	(460,115)
Deutsche Bank	02/03/2017	14,562,142	USD	121,800,000	NOK	—	(453,163)
Deutsche Bank	02/03/2017	97,139	USD	900,000	SEK	1,852	—
Deutsche Bank	02/03/2017	2,843,863	USD	25,855,157	SEK	—	(59)
Deutsche Bank	02/03/2017	352,386	USD	500,000	SGD	—	(7,203)
Deutsche Bank	02/03/2017	2,678,131	USD	3,800,000	SGD	—	(54,746)
HSBC	01/11/2017	76,000	AUD	56,935	USD	2,100	—
HSBC	01/11/2017	13,034,111	USD	18,127,000	AUD	44,746	—
HSBC	01/11/2017	8,919,128	USD	11,988,000	AUD	—	(269,637)
HSBC	02/03/2017	39,600,000	AUD	29,623,849	USD	1,069,870	—
HSBC	02/03/2017	966,653	AUD	723,131	USD	26,116	—
HSBC	02/03/2017	10,400,000	CAD	7,858,754	USD	109,877	—
HSBC	02/03/2017	500,000	CAD	377,825	USD	5,283	—
HSBC	02/03/2017	7,700,000	CHF	7,685,398	USD	106,285	—
HSBC	02/03/2017	8,400,000	EUR	9,085,180	USD	228,307	—
HSBC	02/03/2017	7,700,000	GBP	9,822,313	USD	324,512	—
HSBC	02/03/2017	800,000	JPY	7,076	USD	218	—
HSBC	02/03/2017	11,129,175	NOK	1,332,596	USD	43,423	—
HSBC	02/03/2017	300,000	NZD	214,153	USD	5,974	—
HSBC	02/03/2017	199,621	USD	200,000	CHF	—	(2,761)
HSBC	02/03/2017	432,628	USD	400,000	EUR	—	(10,872)
HSBC	02/03/2017	1,913,438	USD	1,500,000	GBP	—	(63,217)
HSBC	02/03/2017	315,848	USD	37,200,000	JPY	3,012	—
HSBC	02/03/2017	13,406,566	USD	1,515,800,000	JPY	—	(413,870)
HSBC	02/03/2017	323,295	USD	2,700,000	NOK	—	(10,535)
HSBC	02/03/2017	21,343,906	USD	29,900,000	NZD	—	(595,405)
HSBC	02/03/2017	925,856	USD	8,400,000	SEK	—	(1,941)
HSBC	02/03/2017	9,710,464	USD	88,100,000	SEK	—	(20,360)
HSBC	02/03/2017	1,692,724	USD	2,400,000	SGD	—	(35,849)
HSBC	02/03/2017	2,680,146	USD	3,800,000	SGD	—	(56,761)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	01/11/2017	17,455,000	GBP	21,956,099	USD	440,159	—
Morgan Stanley	01/11/2017	12,449,000	NZD	8,638,568	USD	—	(7,517)
Morgan Stanley	01/11/2017	12,757,779	USD	10,399,000	GBP	60,569	—
Morgan Stanley	01/11/2017	17,220,472	USD	24,993,000	NZD	137,676	—
Standard Chartered	01/11/2017	2,529,144,000	JPY	21,537,369	USD	—	(111,431)
Standard Chartered	01/11/2017	315,600	USD	36,936,000	JPY	563	—
Standard Chartered	01/11/2017	21,847,060	USD	2,492,208,000	JPY	—	(514,422)
State Street	01/11/2017	429,133	USD	3,720,000	NOK	1,685	—
State Street	01/11/2017	13,048,191	USD	109,254,000	NOK	—	(395,371)
State Street	02/03/2017	600,000	CAD	453,405	USD	6,355	—
State Street	02/03/2017	2,900,000	CHF	2,895,067	USD	40,596	—
State Street	02/03/2017	1,900,000	GBP	2,425,346	USD	81,733	—
State Street	02/03/2017	1,197,600,000	JPY	10,587,914	USD	322,673	—
State Street	02/03/2017	65,100,000	NOK	7,791,853	USD	250,847	—
State Street	02/03/2017	7,100,000	NZD	5,069,081	USD	142,179	—
State Street	02/03/2017	18,200,000	SGD	12,835,359	USD	270,724	—
State Street	02/03/2017	523,853	USD	700,000	AUD	—	(19,111)
State Street	02/03/2017	6,286,232	USD	8,400,000	AUD	—	(229,328)
State Street	02/03/2017	2,871,568	USD	3,800,000	CAD	—	(40,247)
State Street	02/03/2017	3,294,386	USD	3,300,000	CHF	—	(46,195)
State Street	02/03/2017	865,626	USD	800,000	EUR	—	(22,114)
State Street	02/03/2017	5,951,176	USD	5,500,000	EUR	—	(152,033)
State Street	02/03/2017	494,855	USD	400,000	GBP	—	(1,463)
State Street	02/03/2017	638,249	USD	500,000	GBP	—	(21,509)
State Street	02/03/2017	3,420,561	USD	386,900,000	JPY	—	(104,244)
State Street	02/03/2017	287,257	USD	2,400,000	NOK	—	(9,248)
State Street	02/03/2017	1,570,701	USD	2,200,000	NZD	—	(44,055)
State Street	02/03/2017	396,607	USD	3,600,000	SEK	—	(643)
State Street	02/03/2017	7,381,292	USD	67,000,000	SEK	—	(11,973)
State Street	02/03/2017	2,327,290	USD	3,300,000	SGD	—	(49,087)
UBS	02/03/2017	300,000	AUD	216,830	USD	512	—
UBS	02/03/2017	2,000,000	CAD	1,511,305	USD	21,136	—
UBS	02/03/2017	15,200,000	CHF	15,170,872	USD	209,506	—
UBS	02/03/2017	100,000	CHF	99,808	USD	1,378	—
UBS	02/03/2017	300,000	EUR	324,597	USD	8,280	—
UBS	02/03/2017	4,680,500,000	JPY	41,378,975	USD	1,260,016	—
UBS	02/03/2017	149,100,000	JPY	1,318,151	USD	40,139	—
UBS	02/03/2017	1,100,000	NOK	130,868	USD	3,447	—
UBS	02/03/2017	115,400,000	SEK	12,710,959	USD	18,133	—
UBS	02/03/2017	18,100,000	SEK	1,993,660	USD	2,844	—
UBS	02/03/2017	7,000,000	SGD	4,935,761	USD	103,209	—
UBS	02/03/2017	100,000	SGD	69,172	USD	135	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS	02/03/2017	1,496,500	USD	2,000,000	AUD	—	(54,380)
UBS	02/03/2017	26,713,100	USD	35,700,000	AUD	—	(971,251)
UBS	02/03/2017	3,702,696	USD	4,900,000	CAD	—	(51,783)
UBS	02/03/2017	794,224	USD	800,000	CHF	—	(6,783)
UBS	02/03/2017	23,370,984	USD	21,600,000	EUR	—	(596,168)
UBS	02/03/2017	1,915,155	USD	1,500,000	GBP	—	(64,934)
UBS	02/03/2017	16,981,041	USD	13,300,000	GBP	—	(575,749)
UBS	02/03/2017	1,448,297	USD	12,100,000	NOK	—	(46,666)
UBS	02/03/2017	3,770,360	USD	31,500,000	NOK	—	(121,486)
UBS	02/03/2017	214,161	USD	300,000	NZD	—	(5,982)
UBS	02/03/2017	1,713,288	USD	2,400,000	NZD	—	(47,857)
UBS	02/03/2017	4,864,785	USD	6,900,000	SGD	—	(101,269)
Total						9,986,598	(10,085,766)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
3-Month Euro Euribor	41	EUR	10,822,036	06/2017	2,602	—
3-Month Euroyen TFX	31	JPY	6,627,369	06/2017	381	—
90-Day Sterling	71	GBP	10,891,610	06/2017	3,179	—
Australian 10-Year Bond	170	AUD	15,671,522	03/2017	21,154	—
EURO STOXX 50	41	EUR	1,414,310	03/2017	23,377	—
Euro CHF 3 Month ICE	1	CHF	247,398	06/2017	—	(51)
Euro-Bund	62	EUR	10,713,139	03/2017	155,424	—
FTSE 100 Index	11	GBP	955,726	03/2017	19,345	—
Hang Seng Index	1	HKD	141,608	01/2017	2,511	—
Long Gilt	13	GBP	2,015,947	03/2017	32,173	—
MSCI Singapore IX ETS	35	SGD	772,917	01/2017	—	(513)
Mini MSCI Emerging Markets Index	98	USD	4,208,610	03/2017	—	(69,827)
OMXS30 Index	59	SEK	983,700	01/2017	—	(17,124)
S&P 500 E-mini	9	USD	1,006,290	03/2017	14,130	—
S&P 500 E-mini	86	USD	9,615,660	03/2017	—	(61,917)
S&P/TSX 60 Index	21	CAD	2,805,631	03/2017	—	(34)
SPI 200 Index	19	AUD	1,930,216	03/2017	33,230	—
TOPIX Index	20	JPY	2,597,647	03/2017	79,815	—
U.S. Long Bond	2	USD	301,313	03/2017	3,496	—
U.S. Treasury 10-Year Note	17	USD	2,112,781	03/2017	—	(10,522)
U.S. Treasury 5-Year Note	63	USD	7,412,835	03/2017	—	(35,551)
Total			93,248,265		390,817	(195,539)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	(150)	JPY	(19,287,273)	03/2017	—	(18,826)
3-Month Euro Euribor	(73)	EUR	(19,268,503)	06/2017	—	(2,881)
3-Month Euroyen TFX	(50)	JPY	(10,689,305)	06/2017	5,148	—
90-Day Euro$	(109)	USD	(26,921,638)	06/2017	28,492	—
90-Day Sterling	(60)	GBP	(9,204,178)	06/2017	—	(1,072)
Banker's Acceptance	(182)	CAD	(33,561,185)	06/2017	17,151	—
CAC40 Index	(1)	EUR	(51,190)	01/2017	—	(724)
Canadian Government 10-Year Bond	(17)	CAD	(1,741,340)	03/2017	13,819	—
DAX Index	(2)	EUR	(603,432)	03/2017	—	(8,916)
EURO STOXX 50	(24)	EUR	(827,888)	03/2017	—	(13,025)
FTSE 100 Index	(2)	GBP	(173,768)	03/2017	—	(3,347)
FTSE/MIB Index	(6)	EUR	(606,485)	03/2017	—	(15,802)
IBEX 35 Index	(6)	EUR	(588,225)	01/2017	—	(4,184)
Long Gilt	(12)	GBP	(1,860,874)	03/2017	—	(37,582)
TOPIX Index	(1)	JPY	(129,882)	03/2017	3,751	—
Total			(125,515,166)		68,361	(106,359)

Notes to Consolidated Portfolio of Investments

(a)  This security or a portion of this security has been pledged as collateral in connection with securities sold short.

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	149,951,908	216,338,769	(197,750,711)	146	168,540,112	656,880	168,540,026

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Currency Legend (continued)

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	11,887,842	—	—	11,887,842
Consumer Staples	7,884,693	—	—	7,884,693
Energy	5,470,694	—	—	5,470,694
Financials	11,089,177	—	—	11,089,177
Health Care	9,966,878	—	—	9,966,878
Industrials	7,720,076	—	—	7,720,076
Information Technology	16,121,919	—	—	16,121,919
Materials	3,795,848	—	—	3,795,848
Real Estate	1,406,951	—	—	1,406,951
Telecommunication Services	487,633	—	—	487,633
Utilities	3,403,890	—	—	3,403,890
Total Common Stocks	79,235,601	—	—	79,235,601
Exchange-Traded Funds	42,660,208	—	—	42,660,208
Investments measured at net asset value Money Market Funds	—	—	—	168,540,026
Total Investments	121,895,809	—	—	290,435,835
Investments Sold Short
Common Stocks
Consumer Discretionary	(6,388,308)	—	—	(6,388,308)
Consumer Staples	(4,585,538)	—	—	(4,585,538)
Energy	(3,257,141)	—	—	(3,257,141)
Financials	(6,215,501)	—	—	(6,215,501)
Health Care	(5,487,033)	—	—	(5,487,033)
Industrials	(4,823,548)	—	—	(4,823,548)
Information Technology	(9,124,747)	—	—	(9,124,747)
Materials	(2,612,739)	—	—	(2,612,739)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Real Estate	(226,547)	—	—	(226,547)
Telecommunication Services	(373,196)	—	—	(373,196)
Utilities	(2,179,234)	—	—	(2,179,234)
Total Common Stocks	(45,273,532)	—	—	(45,273,532)
Total Investments Sold Short	(45,273,532)	—	—	(45,273,532)
Total Investments, Net of Investments Sold Short	76,622,277	—	—	245,162,303
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	9,986,598	—	9,986,598
Futures Contracts	459,178	—	—	459,178
Liabilities
Forward Foreign Currency Exchange Contracts	—	(10,085,766)	—	(10,085,766)
Futures Contracts	(301,898)	—	—	(301,898)
Total	76,779,557	(99,168)	—	245,220,415

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $118,385,677)	$121,895,809
Affiliated issuers (identified cost $168,540,112)	168,540,026
Total investments (identified cost $286,925,789)	290,435,835
Cash	15,181
Foreign currency (identified cost $464,536)	457,849
Cash collateral held at broker	19,435,475
Margin deposits	2,480,953
Unrealized appreciation on forward foreign currency exchange contracts	9,986,598
Receivable for:
Investments sold	872,581
Capital shares sold	649
Dividends	159,669
Foreign tax reclaims	7,493
Variation margin	60,128
Prepaid expenses	1,456
Trustees' deferred compensation plan	18,516
Total assets	323,932,383
Liabilities
Securities sold short, at value (proceeds $43,967,189)	45,273,532
Unrealized depreciation on forward foreign currency exchange contracts	10,085,766
Payable for:
Investments purchased	898,917
Capital shares purchased	68
Dividends and interest on securities sold short	96,310
Variation margin	161,790
Management services fees	8,047
Distribution and/or service fees	29
Transfer agent fees	439
Compensation of board members	1,132
Chief compliance officer expenses	30
Other expenses	71,198
Trustees' deferred compensation plan	18,516
Total liabilities	56,615,774
Net assets applicable to outstanding capital stock	$267,316,609
Represented by
Trust capital	$267,316,609
Total — representing net assets applicable to outstanding capital stock	$267,316,609

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$263,020,199
Shares outstanding	28,090,716
Net asset value per share	$9.36
Class 2
Net assets	$4,296,410
Shares outstanding	463,955
Net asset value per share	$9.26

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$2,565,816
Dividends — affiliated issuers	656,880
Interest	404,052
Foreign taxes withheld	(5,110)
Total income	3,621,638
Expenses:
Management services fees	2,915,828
Distribution and/or service fees
Class 2	12,198
Transfer agent fees
Class 1	156,118
Class 2	2,927
Compensation of board members	22,275
Custodian fees	101,829
Printing and postage fees	23,170
Audit fees	49,679
Legal fees	5,974
Dividends and interest on securities sold short	1,640,172
Chief compliance officer expenses	121
Other	21,481
Total expenses	4,951,772
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(18,968)
Total net expenses	4,932,804
Net investment loss	(1,311,166)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,854,516)
Investments — affiliated issuers	146
Foreign currency translations	(15,753)
Forward foreign currency exchange contracts	(712,779)
Futures contracts	(919,918)
Options purchased	(53,504)
Securities sold short	(1,226,430)
Swap contracts	(2,541,633)
Net realized loss	(7,324,387)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,510,713
Investments — affiliated issuers	(86)
Foreign currency translations	(68,347)
Forward foreign currency exchange contracts	(307,741)
Futures contracts	(21,148)
Options purchased	6,606
Securities sold short	(4,545,043)
Swap contracts	587,722
Net change in unrealized appreciation	2,162,676
Net realized and unrealized loss	(5,161,711)
Net decrease in net assets from operations	$(6,472,877)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment loss	$(1,311,166)	$(1,706,154)
Net realized gain (loss)	(7,324,387)	13,839,619
Net change in unrealized appreciation (depreciation)	2,162,676	(12,937,656)
Net decrease in net assets resulting from operations	(6,472,877)	(804,191)
Increase (decrease) in net assets from capital stock activity	5,509,149	(65,619,876)
Total decrease in net assets	(963,728)	(66,424,067)
Net assets at beginning of year	268,280,337	334,704,404
Net assets at end of year	$267,316,609	$268,280,337

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,100,243	10,268,682	200,423	1,926,454
Redemptions	(424,133)	(3,958,290)	(7,052,653)	(68,670,999)
Net increase (decrease)	676,110	6,310,392	(6,852,230)	(66,744,545)
Class 2 shares
Subscriptions	90,097	845,302	213,924	2,067,482
Redemptions	(175,599)	(1,646,545)	(97,792)	(942,813)
Net increase (decrease)	(85,502)	(801,243)	116,132	1,124,669
Total net increase (decrease)	590,608	5,509,149	(6,736,098)	(65,619,876)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016		2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.60		$9.65		$9.82	$10.04		$10.00
Income from investment operations:
Net investment income (loss)	(0.05)		(0.05	)(b)	(0.03)	0.14		0.17
Net realized and unrealized gain (loss)	(0.19)		0.00	(c)	(0.14)	(0.36)		(0.13)
Total from investment operations	(0.24)		(0.05)		(0.17)	(0.22)		0.04
Net asset value, end of period	$9.36		$9.60		$9.65	$9.82		$10.04
Total return	(2.50%)		(0.52%)		(1.73%)	(2.19%)		0.40%
Ratios to average net assets(d)
Total gross expenses	1.86	%(e)	1.45	%(e)	1.19%	1.25	%(e)	1.28	%(e)(f)
Total net expenses(g)	1.86	%(e)	1.45	%(e)	1.16%	1.18	%(e)	1.28	%(e)(f)
Net investment income (loss)	(0.49%)		(0.54%)		(0.37%)	1.41%		2.49	%(f)
Supplemental data
Net assets, end of period (in thousands)	$263,020		$263,053		$330,550	$336,391		$337,841
Portfolio turnover	165%		221%		100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.62%, 0.24%, 0.01% and 0.01% for the years ended December 31, 2016, 2015, 2013 and 2012 respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016		2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.51		$9.59		$9.78	$10.03		$10.00
Income from investment operations:
Net investment income (loss)	(0.07)		(0.08	)(b)	(0.06)	0.07		0.15
Net realized and unrealized gain (loss)	(0.18)		0.00	(c)	(0.13)	(0.32)		(0.12)
Total from investment operations	(0.25)		(0.08)		(0.19)	(0.25)		0.03
Net asset value, end of period	$9.26		$9.51		$9.59	$9.78		$10.03
Total return	(2.63%)		(0.83%)		(1.94%)	(2.49%)		0.30%
Ratios to average net assets(d)
Total gross expenses	2.11	%(e)	1.75	%(e)	1.44%	1.50	%(f)	1.48	%(e)(g)
Total net expenses(h)	2.10	%(e)	1.74	%(e)	1.41%	1.38	%(f)	1.48	%(e)(g)
Net investment income (loss)	(0.75%)		(0.81%)		(0.62%)	0.74%		2.22	%(g)
Supplemental data
Net assets, end of period (in thousands)	$4,296		$5,227		$4,155	$4,287		$3
Portfolio turnover	165%		221%		100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.62%, 0.28% and 0.01% for the years ended December 31, 2016, 2015 and 2012, respectively.

(f)  Ratios include dividends and interest on securities sold short which is less than 0.01% for the year ended December 31, 2013.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CVPDAR1 Offshore Fund, Ltd., CVPDAR2 Offshore Fund, Ltd. and CVPDAR3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2016, each Subsidiary's financial statement information is as follows:

	CVPDAR1 Offshore Fund, Ltd	CVPDAR2 Offshore Fund, Ltd	CVPDAR3 Offshore Fund, Ltd
% of consolidated fund net assets	0.03%	2.68%	5.26%
Net assets	67,615	7,166,565	14,072,702
Net investment income (loss)	(6,014)	(58,564)	(116,688)
Net realized gain (loss)	—	11,834	(1,975,647)
Net change in unrealized appreciation (depreciation)	—	444,529	588,404

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts primarily for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments, to protect gains, to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund's investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index, to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate and to hedge the portfolio risk associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to a commodities index. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	176,158	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	9,986,598
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	283,020	*
Total		10,445,776
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	195,414	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	10,085,766
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	106,484	*
Total		10,387,664

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	483	483
Equity risk	—	548,819	—	(1,975,685)	(1,426,866)
Foreign exchange risk	(712,779)	—	—	—	(712,779)
Interest rate risk	—	(1,468,737)	(53,504)	(566,431)	(2,088,672)
Total	(712,779)	(919,918)	(53,504)	(2,541,633)	(4,227,834)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(9,553)	(9,553)
Equity risk	—	(241,390)	—	588,404	347,014
Foreign exchange risk	(307,741)	—	—	—	(307,741)
Interest rate risk	—	220,242	6,606	8,871	235,719
Total	(307,741)	(21,148)	6,606	587,722	265,439

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	179,420,994
Futures contracts — Short	125,812,488
Credit default swap contracts — buy protection	1,212,500
Credit default swap contracts — sell protection	3,470,000
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,819
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	9,816,209	(9,786,816)
Interest rate swap contracts	—	(232,311)
Total return swap contracts	241,253	—

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	HSBC ($)	JP Morgan ($)	Morgan Stanley ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	340,512	917,606	582,569	1,004,803	1,746,891	1,969,723	—	638,404	563	1,116,792	1,668,735	9,986,598
Total Assets	340,512	917,606	582,569	1,004,803	1,746,891	1,969,723	—	638,404	563	1,116,792	1,668,735	9,986,598
Liabilities
Forward foreign currency exchange contracts	146,564	1,286,005	972,473	190,333	1,584,884	1,481,208	—	7,517	625,853	1,146,621	2,644,308	10,085,766
Securities borrowed	—	—	—	—	—	—	45,273,532	—	—	—	—	45,273,532
Total Liabilities	146,564	1,286,005	972,473	190,333	1,584,884	1,481,208	45,273,532	7,517	625,853	1,146,621	2,644,308	55,359,298
Total Financial and Derivative Net Assets	193,948	(368,399)	(389,904)	814,470	162,007	488,515	(45,273,532)	630,887	(625,290)	(29,829)	(975,573)	(45,372,700)
Total collateral received (pledged)(a)	—	—	—	—	—	—	(45,273,532)	—	—	—	—	(45,273,532)
Net Amount(b)	193,948	(368,399)	(389,904)	814,470	162,007	488,515	—	630,887	(625,290)	(29,829)	(975,573)	(99,168)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.95% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.10% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $890,627, and the administrative services fee paid to the Investment Manager was $69,853.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	1.30%	1.24%
Class 2	1.55	1.49

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $321,516,333 and $307,278,196, respectively, for the year ended December 31, 2016, of which $649,544 and 15,590,703, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
44

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Diversified Absolute Return Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Diversified Absolute Return Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
49

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016
53

Columbia Variable Portfolio — Diversified Absolute Return Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1473 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23
Board Consideration and Approval of Management Agreement	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	31.0
U.S. Large Cap	31.0
Underlying Funds: Fixed Income	39.1
High Yield	2.3
Investment Grade	36.8
Exchange-Traded Funds	6.4
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	20.7
Residential Mortgage-Backed Securities — Agency	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $3.8 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,007.00	(a)	1,021.70	1.05	(a)	3.34	0.66 (a)	1.75	(a)	5.56	1.10 (a)

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 31.4%

	Shares	Value ($)
U.S. LARGE CAP 31.4%
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares(a)(b)	74,739	1,275,044
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	16,317	638,170
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	31,039	638,171
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	29,074	638,170
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	74,850	1,272,450
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	31,130	638,170
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	32,527	638,171
Total		5,738,346
Total Equity Funds (Cost: $5,565,213)		5,738,346

Fixed-Income Funds 39.6%

HIGH YIELD 2.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(b)	55,590	420,259
INVESTMENT GRADE 37.3%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(b)	138,984	1,438,481
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(b)	44,652	422,853
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(b)	34,781	345,028
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(b)	40,974	422,854
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(b)	127,341	1,394,379
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(b)	115,324	1,247,807
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(b)	128,596	1,347,684

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(b)	19,173	193,267
Total		6,812,353
Total Fixed-Income Funds (Cost: $7,292,212)		7,232,612

Exchange-Traded Funds 6.5%

SPDR S&P 500 ETF Trust	900	201,177
Vanguard Total Bond Market ETF	5,660	457,271
iShares Core U.S. Aggregate Bond ETF	1,410	152,365
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,277	383,999
Total Exchange-Traded Funds (Cost: $1,218,206)		1,194,812

Residential Mortgage-Backed
Securities — Agency 2.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 01/18/47	4.000%	500,000	525,654
Total Residential Mortgage-Backed Securities — Agency (Cost: $525,527)			525,654

Money Market Funds 21.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(d)	3,844,399	3,844,399
Total Money Market Funds (Cost: $3,844,421)		3,844,399
Total Investments (Cost: $18,445,579)		18,535,823
Other Assets & Liabilities, Net		(263,332)
Net Assets		18,272,491

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

At December 31, 2016, cash totaling $113,350 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	23	USD	2,571,630	03/2017	15,011	—
U.S. Long Bond	1	USD	150,656	03/2017	2,061	—
U.S. Treasury 10-Year Note	1	USD	124,281	03/2017	—	(830)
U.S. Treasury 2-Year Note	2	USD	433,375	03/2017	—	(526)
U.S. Treasury 5-Year Note	2	USD	235,328	03/2017	—	(1,129)
Total			3,515,270		17,072	(2,485)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	2,276,779	(8,432,350)	(8)	3,844,421	2,290	3,844,399
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	—	617,020	—	—	617,020	—	638,170
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	—	415,785	—	—	415,785	—	420,259
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	—	1,451,315	—	—	1,451,315	—	1,438,481
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares	—	1,224,611	—	—	1,224,611	—	1,275,044
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	—	423,104	—	—	423,104	—	422,853
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	—	353,274	—	—	353,274	—	345,028

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	—	595,519	—	—	595,519	—	638,171
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	—	426,348	—	—	426,348	—	422,854
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	—	1,406,674	—	—	1,406,674	—	1,394,379
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	—	1,260,898	—	—	1,260,898	—	1,247,807
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	—	640,041	—	—	640,041	—	638,170
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	—	1,236,277	—	—	1,236,277	—	1,272,450
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	—	642,351	—	—	642,351	—	638,170
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	—	609,394	—	—	609,394	—	638,171
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	—	1,360,828	—	—	1,360,828	—	1,347,684
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	—	193,986	—	—	193,986	—	193,267
Total	10,000,000	15,134,204	(8,432,350)	(8)	16,701,846	2,290	16,815,357

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	1,194,812	—	—	1,194,812
Residential Mortgage-Backed Securities — Agency	—	525,654	—	525,654
Equity Funds	—	—	—	5,738,346
Fixed-Income Funds	—	—	—	7,232,612
Money Market Funds	—	—	—	3,844,399
Total Investments	1,194,812	525,654	—	18,535,823
Derivatives
Assets
Futures Contracts	17,072	—	—	17,072
Liabilities
Futures Contracts	(2,485)	—	—	(2,485)
Total	1,209,399	525,654	—	18,550,410

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,743,733)	$1,720,466
Affiliated issuers (identified cost $16,701,846)	16,815,357
Total investments (identified cost $18,445,579)	18,535,823
Margin deposits	113,350
Receivable for:
Capital shares sold	632,821
Dividends	1,749
Interest	944
Variation margin	1,654
Trustees' deferred compensation plan	74
Total assets	19,286,415
Liabilities
Payable for:
Investments purchased	442,909
Investments purchased on a delayed delivery basis	526,472
Capital shares purchased	94
Variation margin	9,790
Management services fees	104
Distribution and/or service fees	117
Transfer agent fees	8
Compensation of board members	750
Chief compliance officer expenses	1
Other expenses	33,605
Trustees' deferred compensation plan	74
Total liabilities	1,013,924
Net assets applicable to outstanding capital stock	$18,272,491
Represented by
Trust capital	$18,272,491
Total — representing net assets applicable to outstanding capital stock	$18,272,491
Class 2
Net assets	$18,272,491
Shares outstanding	1,814,181
Net asset value per share	$10.07

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$5,127
Dividends — affiliated issuers	2,290
Total income	7,417
Expenses:
Management services fees	4,508
Distribution and/or service fees
Class 2	4,952
Transfer agent fees
Class 2	352
Compensation of board members	750
Custodian fees	3,852
Printing and postage fees	10,856
Audit fees	17,621
Legal fees	84
Chief compliance officer expenses	1
Other	2,291
Total expenses	45,267
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(8,300)
Total net expenses	36,967
Net investment loss	(29,550)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,580)
Investments — affiliated issuers	(8)
Futures contracts	12,028
Net realized loss	(1,560)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(23,267)
Investments — affiliated issuers	113,511
Futures contracts	14,587
Net change in unrealized appreciation	104,831
Net realized and unrealized gain	103,271
Net increase in net assets resulting from operations	$73,721

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 2016(a)
Operations
Net investment loss	$(29,550)
Net realized loss	(1,560)
Net change in unrealized appreciation	104,831
Net increase in net assets resulting from operations	73,721
Increase in net assets from capital stock activity	8,198,770
Total increase in net assets	8,272,491
Net assets at beginning of year	10,000,000
Net assets at end of year	$18,272,491

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	814,190	8,198,864
Redemptions	(9)	(94)
Net increase	814,181	8,198,770
Total net increase	814,181	8,198,770

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Year Ended December 31, 2016(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.09
Total from investment operations	0.07
Net asset value, end of period	$10.07
Total return	0.70%
Ratios to average net assets(b)
Total gross expenses	1.08	%(c)
Total net expenses(d)	0.66	%(c)
Net investment loss	(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$18,272
Portfolio turnover	10%

Notes to Financial Highlights

(a)  Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On November 1, 2016, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (1,000,000 shares for Class 2), which represented the initial capital at $10 per share. Shares of the Fund were first offered to the public on November 14, 2016.

These financial statements cover the period from November 2, 2016 (commencement of operations) through December 31, 2016.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting

Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	15,011	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,061	*
Total		17,072
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	2,485	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the period ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	34,838
Interest rate risk	(22,810)
Total	12,028
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	15,011
Interest rate risk	(424)
Total	14,587

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,287,450

*Based on the daily outstanding amounts for the period ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage- and other asset-backed securities risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

The Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.020% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.720% to 0.520%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the period ended December 31, 2016 was 0.228% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the period ended December 31, 2016, the Fund's annualized effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate(s) as a percentage of the class' average daily net assets:

Fee Rate(s) Contractual through April 30, 2017
Class 2	1.10%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,826,146 and $1,211,408, respectively, for the period ended December 31, 2016, of which $1,595,603 and $1,061,091, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — U.S. Flexible Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Flexible Conservative Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2016 and the results of its operations, the changes in its net assets and the financial highlights for the period November 2, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On October 25, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Variable Portfolio — U.S. Flexible Conservative Growth Fund (the Fund), a series of the Trust. As detailed below, the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement.

In connection with their deliberations regarding the proposed Management Agreement, the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board's most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Product and Distribution Committee meeting held on June 9, 2016 and at Board meetings held on June 10, 2016 and October 24, 2016. The Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Board's considerations and otherwise assisted the Board in their deliberations.

The Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement. The information and factors considered by the Board in approving the Management Agreement for the Fund included the following:

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Management Agreement

The Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals,

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

and the quality of the Investment Manager's investment research capabilities and trade execution services. The Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Management Agreement supported the approval of the Management Agreement.

Investment Performance

Because the Fund had not yet commenced operations, the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Board expected to consider, in connection with their next review and consideration of the continuation of the Management Agreement, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.

The Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager was sufficient, in light of other considerations, to warrant the approval of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Board considered the fees to be charged to the Fund under the Management Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Management Agreement, the Board considered, among other information, the Fund's proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the management fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Management Agreement.

Costs of Services to be Provided and Profitability

The Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Board's next review and consideration of the continuation of the Management Agreement. The Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Board considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement.

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement.

Other Benefits to the Investment Manager

The Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Board reviewed all of the above considerations in reaching their decisions to approve the proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Management Agreement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE CONSERVATIVE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — U.S. Flexible Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2025 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund) Class 2 shares returned 5.88% for the 12-month period that ended December 31, 2016.

■  During the same time period, the Fund's Blended Benchmark returned 6.65% and the Citi Three-Month U.S. Treasury Bill Index returned 0.27%.

■  Despite solid gains, high-yield positions lagged the Blended Benchmark and generally accounted for the Fund's modest performance shortfall.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	06/24/14	5.88	1.51
Blended Benchmark		6.65	2.29
Citi Three-Month U.S. Treasury Bill Index		0.27	0.12

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of 35% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Bloomberg Barclays U.S. Corporate High-Yield Index, 20% Bloomberg Barclays U.S. 1-5 Year Credit Index, 10% JPMorgan Emerging Markets Bond Index (EMBI) — Global and 10% Citi Three-Month U.S. Treasury Bill Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The Bloomberg Barclays U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, nonconvertible U.S. corporate fixed income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Dan Boncarosky, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	5.8
Fixed-Income Funds	91.7
Money Market Funds	2.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 5.88%. During the same time period, the Fund's Blended Benchmark returned 6.65% and the Citi Three-Month U.S. Treasury Bill Index returned 0.27%. Despite solid gains, high-yield positions lagged the Blended Benchmark and generally accounted for the Fund's modest performance shortfall.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about U.S. monetary policy, China and oil rattled the financial markets, driving bond prices higher and stock prices lower. After a swift March rebound, U.S. Treasury yields plummeted and the stock market swooned again in the early summer in reaction to the U.K. vote to exit the European Union. The stock market rebounded but investors retreated to bonds again in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with almost unanimously positive economic data, interest rates backed up and bond prices fell in the fourth quarter. In the United States, steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated. Inflationary pressures increased, commodity prices rose — oil prices, in particular — and concerns about the impact of fiscal stimulus, infrastructure spending and tax cuts in a new administration also weighed on the bond market. Growth was lackluster in developed foreign market countries. In Europe and Japan, gross domestic product advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America/Merrill Lynch U.S. High Yield Constrained Index.

Significant Performance Factors

The Fund's objective is to seek total return by investing in underlying funds that invest in income-generating securities while adapting to interest rate, credit and inflation environments.

During the year, the Fund's high-yield positions underperformed the Blended Benchmark even though they generated solid gains. The lowest-quality high-yield bonds were the year's biggest winners, and the Fund's

Annual Report 2016
4

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

underlying holdings were more conservatively positioned in the sector. By contrast, emerging market bonds delivered solid results for the year, despite a struggle in the fourth quarter. Short-duration corporate credit was another big contributor to relative results, followed by core bonds, including investment-grade corporates, mortgage and asset-backed securities, as underlying core fixed-income funds outperformed.

Annual Report 2016
5

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,004.60	1,023.20	1.80	1.82	0.36	5.16	5.21	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Fixed-Income Funds 92.3%

	Shares	Value ($)
EMERGING MARKETS 12.7%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	65,543	622,655
HIGH YIELD 25.8%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1 Shares(a)	186,590	1,266,948
INVESTMENT GRADE 53.8%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	48,482	501,785
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	84,903	804,037
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	6,991	72,146
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	46,860	513,115
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	21,824	236,133
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	46,809	490,561
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,743	17,569
Total		2,635,346
Total Fixed-Income Funds (Cost: $4,489,116)		4,524,949

Alternative Investment Funds 5.8%

	Shares	Value ($)
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	15,447	144,583
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	17,836	140,011
Total Alternative Investment Funds (Cost: $301,669)		284,594

Money Market Funds 2.5%

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	122,828	122,828
Total Money Market Funds (Cost: $122,828)		122,828
Total Investments (Cost: $4,913,613)		4,932,371
Other Assets & Liabilities, Net		(28,166)
Net Assets		4,904,205

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	105,289	101,123	(58,290)	(1,495)	146,627	—	—	144,583
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	428,551	315,881	(145,208)	(905)	598,319	—	13,186	622,655
Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	53,274	166,511	(96,957)	—	122,828	—	3	122,828
Columbia Variable Portfolio — High Yield Bond Fund, Class 1 Shares	1,026,507	579,132	(328,398)	(19,751)	1,257,490	—	58,195	1,266,948

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	371,776	210,596	(85,174)	(652)	496,546	236	6,937	501,785
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	706,435	447,387	(317,624)	(30,540)	805,658	—	24,926	804,037
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	53,756	32,360	(12,437)	(353)	73,326	419	1,614	72,146
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	379,674	217,777	(83,589)	(974)	512,888	225	7,176	513,115
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	108,891	99,812	(49,391)	(4,270)	155,042	—	5,858	140,011
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	—	271,892	(33,486)	(231)	238,175	303	3,857	236,133
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	362,162	210,198	(82,858)	(444)	489,058	1,592	4,620	490,561
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	17,424	232	—	—	17,656	69	163	17,569
Total	3,613,739	2,652,901	(1,293,412)	(59,615)	4,913,613	2,844	126,535	4,932,371

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value
Fixed-Income Funds	—	—	—	4,524,949
Alternative Investment Funds	—	—	—	284,594
Money Market Funds	—	—	—	122,828
Total Investments	—	—	—	4,932,371

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Affiliated issuers (identified cost $4,913,613)	$4,932,371
Receivable for:
Investments sold	2,732
Expense reimbursement due from Investment Manager	268
Prepaid expenses	21
Trustees' deferred compensation plan	7,650
Total assets	4,943,042
Liabilities
Payable for:
Capital shares purchased	2,732
Management services fees	1
Distribution and/or service fees	33
Compensation of board members	991
Audit fees	19,712
Custodian fees	3,685
Printing and postage fees	3,318
Other expenses	715
Trustees' deferred compensation plan	7,650
Total liabilities	38,837
Net assets applicable to outstanding capital stock	$4,904,205
Represented by
Trust capital	$4,904,205
Total — representing net assets applicable to outstanding capital stock	$4,904,205
Class 2
Net assets	$4,904,205
Shares outstanding	506,242
Net asset value per share	$9.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$1,945
Dividends — affiliated issuers	126,535
Total income	128,480
Expenses:
Management services fees	1,200
Distribution and/or service fees
Class 2	9,801
Transfer agent fees
Class 2	37
Compensation of board members	17,496
Custodian fees	14,838
Printing and postage fees	19,974
Audit fees	20,440
Legal fees	102
Chief compliance officer expenses	2
Other	4,370
Total expenses	88,260
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(73,911)
Total net expenses	14,349
Net investment income	114,131
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,290)
Investments — affiliated issuers	(59,615)
Capital gain distributions from underlying affiliated funds	2,844
Net realized loss	(60,061)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	151,969
Net change in unrealized appreciation	151,969
Net realized and unrealized gain	91,908
Net increase in net assets resulting from operations	$206,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$114,131	$87,160
Net realized loss	(60,061)	(32,680)
Net change in unrealized appreciation (depreciation)	151,969	(127,584)
Net increase (decrease) in net assets resulting from operations	206,039	(73,104)
Distributions to shareholders
Net investment income
Class 2	(116,431)	(92,008)
Total distributions to shareholders	(116,431)	(92,008)
Increase in net assets from capital stock activity	1,360,108	2,533,559
Total increase in net assets	1,449,716	2,368,447
Net assets at beginning of year	3,454,489	1,086,042
Net assets at end of year	$4,904,205	$3,454,489

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	224,042	2,193,026	288,194	2,832,726
Distributions reinvested	11,872	116,431	9,574	92,008
Redemptions	(97,034)	(949,349)	(40,320)	(391,175)
Net increase	138,880	1,360,108	257,448	2,533,559
Total net increase	138,880	1,360,108	257,448	2,533,559

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$9.40	$9.88	$10.00
Income from investment operations:
Net investment income	0.28	0.37	0.09
Net realized and unrealized gain (loss)	0.27	(0.51)	(0.14)
Total from investment operations	0.55	(0.14)	(0.05)
Less distributions to shareholders:
Net investment income	(0.26)	(0.34)	(0.07)
Total distributions to shareholders	(0.26)	(0.34)	(0.07)
Net asset value, end of period	$9.69	$9.40	$9.88
Total return	5.88%	(1.47%)	(0.46%)
Ratios to average net assets(b)
Total gross expenses	2.25%	3.43%	11.30	%(c)
Total net expenses(d)	0.37%	0.39%	0.33	%(c)
Net investment income	2.91%	3.78%	1.74	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,904	$3,454	$1,086
Portfolio turnover	34%	47%	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commision website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net

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15

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Manager) was 0.03% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $18, and the administrative services fee paid to the Investment Manager was $233.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Fund's Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2016, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the

Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was less than 0.01%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate(s) as a percentage of the class' average daily net assets:

Fee Rate(s) Contractual through April 30, 2017
Class 2	1.04%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions,

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,636,542 and $1,343,317, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 6. Significant Risk

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

The Fund's Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 28, 2017 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
19

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
29

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6659 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Lazard International Equity Advantage Fund (the Fund) Class 2 shares returned 3.87% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% over the same time period.

■  The Fund benefited from its holdings in banks and information technology, as well as food and beverages, while stock selection in pharmaceuticals, energy and automobiles detracted from performance.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/13	4.06	1.76
Class 2	04/30/13	3.87	1.52
MSCI EAFE Index (Net)		1.00	1.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund's current subadviser and strategies had been in place for the prior periods, results shown may have been different.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Lazard International Equity Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Lazard Asset Management LLC

Paul Moghtader, CFA

Taras Ivanenko, CFA, PhD

Ciprian Marin

Craig Scholl, CFA

Susanne Willumsen

Top Ten Holdings (%) (at December 31, 2016)
Roche Holding AG, Genusschein Shares (Switzerland)	2.9
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.8
Nestlé SA, Registered Shares (Switzerland)	2.8
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2
Scottish & Southern Energy PLC (United Kingdom)	2.1
Mitsubishi Electric Corp. (Japan)	2.0
Banco Santander SA (Spain)	2.0
Reckitt Benckiser Group PLC (United Kingdom)	1.9
Nissan Motor Co., Ltd. (Japan)	1.9
AXA SA (France)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective April 28, 2016, Pyrford International Ltd. (Pyrford) was terminated as subadviser to the Fund and Lazard Asset Management LLC (Lazard) was named as the Fund's new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — Lazard International Equity Advantage Fund.

At December 31, 2016, approximately 99.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.87%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% over the same time period. The Fund benefited from its holdings in banks and information technology, as well as food and beverages, while stock selection in pharmaceuticals, energy and automobiles detracted from performance.

Political Events Dominated Global Stock Markets

Global stock markets spent most of the year dominated by the potential and actual impact of political events. In May, with oil prices having recovered significantly from their lows, and no longer dominating the headlines, the possibility of the U.K. voting to leave the European Union moved to the front of investors' minds. Despite the polls indicating a coin toss result, investors anticipated a "stay" vote only to see the "leave" vote come out on top on June 24. While the day after the vote saw a strong negative reaction and a flight to safe havens in global markets, investors ultimately decided that the vote would have no lasting impact on the global economy. As the second half of the year progressed, and with economic data remaining positive and consumer confidence surveys strong across developed markets, investors increasingly anticipated that the outlook for global growth was in fact strong. A preference for defensive securities that had dominated market leadership in the first half of the year was progressively unwound throughout the second half. As investors took on more risk, financials — and banks in particular — which have been consistent underperformers for many years, finally came back in favor.

As we approached the U.S. election, risk appetite improved. Returns, however, were seemingly held back by the possibility that Donald Trump could be elected president. With strong echoes of the "Brexit" vote, fears that his election would be a negative shock were, in the end, unfounded. Trump's win spurred a significant acceleration in risk appetite as investors digested the possibility of a gigantic $1 trillion stimulus package and the enactment of market-friendly economic policies. Trump's election, as well as a sense that the outlook for the Chinese economy had not only stabilized but was now improving, also spurred a sharp move higher in

Annual Report 2016
4

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

commodity prices. This enabled miners and energy stocks to build on the growing outperformance they had seen throughout the second half of the year. The year ended with the U.S. Federal Reserve (the Fed) raising interest rates for just the second time since the financial crisis, leaving investors with the impression that the Fed expected to raise rates three times in 2017.

Contributors and Detractors

Pyrford: We managed the Fund's portfolio until April 28, 2016. During our reporting period, the three strongest-contributing market sectors to the Fund were financials, where we were underweight relative to the benchmark; materials, which was also an underweight allocation; and utilities, where we were overweight. Among individual holdings, the top three contributors were Belgian retailer Colruyt, Japanese telecommunications operator KDDI and Swedish consumer goods company SCA SV Cellulosa. The three sectors that detracted most from performance were information technology, where the Fund was overweight relative to the benchmark; health care, where we were underweight; and energy, which was an overweight allocation. Among individual holdings, Taiwanese semiconductor company Mediatek, Hong Kong-based ASM Pacific Technology and Norwegian telecommunications company Telenor detracted the most from Fund performance.

There were few notable shifts in country allocations/weightings over our reporting period. We reduced our oil holdings in the U.K., reallocating across existing U.K. holdings. In Taiwan, we added Merida, a leading bicycle manufacturer of high-end mountain and road bikes. The company has benefited from a global pick-up in recreational cycling in developed markets and has recently expanded into China where bicycle penetration is low. In Japan, we added ABC-Mart, selling out of Makita in the process.

Lazard: We assumed day-to-day portfolio management of the Fund's portfolio on May 1, 2016. During our reporting period, neither sector nor country positioning added or detracted meaningfully from overall relative performance. Within industries, our strongest stock selection was in the bank segment, followed by technology hardware, and food and beverages. Our weakest area of stock selection was pharmaceuticals, followed by energy and automobiles. Two of our top three stock picks came from Japanese banks: Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group, which both reacted particularly strongly to the prospect of increasing interest rates. Further, our large overweight in Japanese industrial company Mitsubishi Electric outperformed on the back of a falling yen and a stronger than expected first-half results.

Our largest detractor came from an overweight in Danish Pharmaceutical company Novo Nordisk, which fell after the company downgraded its long-term profit guidance on increased competition and pricing pressure in the U.S. Following these results, we immediately trimmed our position towards benchmark weight. Australian Biotechnology company CSL was our second largest detractor after it moderately underperformed within the out-of-favor health care industry in the second half of the year. The company continues to deliver strong results and we retained the overweight position on robust quality of earnings, strong productivity

Country Breakdown (%) (at December 31, 2016)
Australia	7.0
Austria	0.2
Belgium	0.3
Cayman Islands	0.2
China	1.1
Denmark	1.3
Finland	1.2
France	9.9
Germany	6.7
Hong Kong	3.4
Ireland	0.1
Israel	0.3
Italy	0.9
Japan	24.9
Netherlands	2.7
Norway	1.7
Portugal	1.1
Singapore	1.3
Spain	4.4
Sweden	2.2
Switzerland	8.9
United Kingdom	18.7
United States(a)	1.5
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2016
5

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	13.0
Consumer Staples	10.0
Energy	5.4
Financials	22.9
Health Care	10.1
Industrials	13.3
Information Technology	6.4
Materials	5.5
Real Estate	4.2
Telecommunication Services	5.1
Utilities	4.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

improvements and high return on equity. Our third largest detractor came from our overweight in U.K. telecommunications provider, BT Group. The company underperformed notably over the period after the Brexit vote sent U.K. bond yields significantly lower, widening the company's already large pension deficit. We initially pared back the position after the Brexit vote, although more recently have increased it again to a large overweight as pension risks have subsided and as the company continued to deliver strong results.

In addition to increasing our exposure to BT Group, we purchased Daiwa House Industries, a Japanese homebuilder. The company underperformed for most of 2016 on fears that its earnings growth was slowing, allowing for an attractive entry point. Strong results in November prompted us to add to the position through the remainder of the fourth quarter. One of our largest sells came from our overweight in Swiss Biotechnology stock, Actelion. As the company became subject to a bid from Johnson & Johnson, we increased our overweight. A number of uncertainties surrounding the outcome of the bid, however, led us to substantially pare the position. We also sold Telenor during the latter part of the year. Despite a discounted valuation, this was more than offset by declining returns and earnings quality with sentiment having been depressed for some time as the company struggles with returns from its emerging market franchises.

Annual Report 2016
6

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.80	1,020.45	4.65	4.60	0.91
Class 2	1,000.00	1,000.00	1,043.00	1,019.20	5.92	5.86	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%

Issuer	Shares	Value ($)
AUSTRALIA 7.0%
Aristocrat Leisure Ltd.	909,925	10,151,672
BlueScope Steel Ltd.	429,182	2,852,372
Centamin PLC	1,332,291	2,255,123
Cochlear Ltd.	164,720	14,538,290
Computershare Ltd.	1,069,421	9,594,925
CSL Ltd.	283,042	20,469,548
Fortescue Metals Group Ltd.	804,264	3,361,021
Harvey Norman Holdings Ltd.	1,283,582	4,755,989
JB Hi-Fi Ltd.	305,252	6,169,907
Magellan Financial Group Ltd.	178,054	3,043,347
Mineral Resources Ltd.	265,452	2,310,556
Newcrest Mining Ltd.	575,613	8,253,749
Saracen Mineral Holdings Ltd.(a)	1,479,651	1,037,950
Whitehaven Coal Ltd.(a)	2,400,126	4,492,797
Total		93,287,246
AUSTRIA 0.2%
Erste Group Bank AG	91,100	2,668,319
BELGIUM 0.2%
Colruyt SA	67,387	3,334,297
CAYMAN ISLANDS 0.2%
Phoenix Group Holdings	300,278	2,718,175
CHINA 1.1%
WH Group Ltd.	18,891,500	15,228,381
DENMARK 1.3%
Novo Nordisk A/S, Class B	314,282	11,334,177
Vestas Wind Systems A/S	99,201	6,447,187
Total		17,781,364
FINLAND 1.2%
KONE OYJ, Class B	367,814	16,482,234
FRANCE 9.9%
Airbus Group SE	70,046	4,633,442
AXA SA	978,970	24,716,859
BNP Paribas SA	237,998	15,169,513
CNP Assurances	318,295	5,896,939
Faurecia	270,848	10,501,963
Hermes International	15,275	6,270,902
Common Stocks (continued)

Issuer	Shares	Value ($)
Orange SA	714,462	10,856,256
Peugeot SA(a)	703,808	11,479,684
Rubis SCA	22,740	1,875,006
Safran SA	37,419	2,695,004
Societe Generale SA	361,477	17,786,889
Ubisoft Entertainment SA(a)	71,564	2,546,217
Unibail-Rodamco SE	9,861	2,353,707
Valeo SA	254,545	14,632,580
Total		131,414,961
GERMANY 6.7%
Allianz SE, Registered Shares	40,326	6,655,319
BASF SE	141,023	13,069,511
Bayer AG, Registered Shares	87,428	9,108,554
Beiersdorf AG	30,688	2,599,515
Continental AG	45,330	8,733,132
Infineon Technologies AG	461,377	7,980,661
MTU Aero Engines AG	32,307	3,726,608
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	58,470	11,043,695
Rheinmetall AG	51,487	3,455,333
SAP SE	114,538	9,908,116
Siemens AG, Registered Shares	50,223	6,149,303
Uniper SE(a)	389,797	5,365,352
United Internet AG	53,408	2,084,113
Total		89,879,212
HONG KONG 3.4%
CK Hutchison Holdings Ltd.	473,000	5,339,441
Jardine Matheson Holdings Ltd.	188,600	10,406,528
Swire Properties Ltd.	964,400	2,654,890
VTech Holdings Ltd.	1,152,700	15,388,935
Wharf Holdings Ltd. (The)	1,017,000	6,736,587
Wheelock & Co., Ltd.	443,000	2,486,225
Xinyi Glass Holdings Ltd.	2,702,000	2,201,258
Total		45,213,864
IRELAND 0.1%
Ryanair Holdings PLC, ADR(a)	14,486	1,206,104
ISRAEL 0.3%
Orbotech Ltd.(a)	134,600	4,496,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
ITALY 0.9%
Assicurazioni Generali SpA	168,371	2,502,570
Enel SpA	871,774	3,843,216
Poste Italiane SpA	385,401	2,557,891
UniCredit SpA	1,073,592	3,089,740
Total		11,993,417
JAPAN 24.8%
Asahi Glass Co., Ltd.	772,000	5,237,754
Astellas Pharma, Inc.	524,700	7,279,349
Central Japan Railway Co.	52,400	8,603,537
Daito Trust Construction Co., Ltd.	158,200	23,783,442
Daiwa House Industry Co., Ltd.	431,800	11,775,349
Digital Garage, Inc.	105,500	1,816,450
Fujitsu Ltd.	437,000	2,419,909
Haseko Corp.	719,200	7,291,984
Hitachi High-Technologies Corp.	214,300	8,619,240
Idemitsu Kosan Co., Ltd.	110,100	2,920,439
JAC Recruitment Co., Ltd.	126,100	1,413,671
Kakaku.com, Inc.	329,700	5,447,670
Kanamoto Co., Ltd.	86,400	2,281,939
KDDI Corp.	885,900	22,371,614
Lion Corp.	106,000	1,737,486
Mebuki Financial Group, Inc.	730,200	2,698,767
Mitsubishi Chemical Holdings Corp.	2,046,600	13,232,625
Mitsubishi Electric Corp.	1,910,000	26,566,503
Mitsubishi UFJ Financial Group, Inc.	4,690,900	28,930,302
Mitsui Chemicals, Inc.	1,286,000	5,761,975
MS&AD Insurance Group Holdings, Inc.	60,000	1,858,054
Nichirei Corp.	217,000	4,486,722
Nippon Light Metal Holdings Co., Ltd.	2,654,000	5,587,677
Nippon Telegraph & Telephone Corp.	237,000	9,976,553
Nissan Motor Co., Ltd.	2,473,600	24,813,036
ORIX Corp.	1,279,600	19,916,020
Sumitomo Mitsui Financial Group, Inc.	963,300	36,685,328
Takeuchi Manufacturing Co., Ltd.	182,800	4,051,249
Teijin Ltd.	351,800	7,108,365
Tokyu Fudosan Holdings Corp.	460,500	2,712,144
Toray Industries, Inc.	293,000	2,366,131

Common Stocks (continued)

Issuer	Shares	Value ($)
Unitika Ltd.(a)	3,382,000	2,423,343
West Japan Railway Co.	311,100	19,056,729
Total		331,231,356
NETHERLANDS 2.7%
AerCap Holdings NV(a)	160,228	6,667,087
ASML Holding NV	24,934	2,799,220
Koninklijke Vopak NV	129,631	6,123,469
NN Group NV	342,616	11,611,284
Unilever NV-CVA	198,661	8,179,751
Total		35,380,811
NORWAY 1.7%
Aker BP ASA	275,122	4,922,366
DNB ASA	278,992	4,148,364
SalMar ASA	108,251	3,235,489
Subsea 7 SA(a)	819,286	10,369,928
Total		22,676,147
PORTUGAL 1.1%
Galp Energia SGPS SA	509,198	7,605,946
Jeronimo Martins SGPS SA	446,270	6,924,355
Total		14,530,301
SINGAPORE 1.3%
CapitaLand Ltd.	1,507,200	3,132,132
Singapore Exchange Ltd.	484,000	2,386,705
United Overseas Bank Ltd.	807,400	11,343,081
Total		16,861,918
SPAIN 4.4%
Banco Bilbao Vizcaya Argentaria SA	1,144,001	7,723,951
Banco Santander SA	5,019,741	26,203,517
CaixaBank SA	2,451,183	8,101,950
Ebro Foods SA	143,654	3,009,983
Industria de Diseno Textil SA	312,970	10,683,999
International Consolidated Airlines Group SA	483,480	2,610,330
Total		58,333,730
SWEDEN 2.2%
Atlas Copco AB, Class A	125,343	3,817,826
Bonava AB, Class B(a)	161,955	2,510,048
Electrolux AB, Class B	501,806	12,464,459

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Husqvarna AB, Class B	273,224	2,124,769
Intrum Justitia AB	123,486	4,166,531
NCC AB, Class B	161,955	4,006,833
Total		29,090,466
SWITZERLAND 8.9%
Actelion Ltd., Registered Shares	52,098	11,281,164
Geberit AG	4,414	1,769,414
Georg Fischer AG, Registered Shares	2,884	2,362,031
Logitech International SA	245,998	6,136,059
Nestlé SA, Registered Shares	509,065	36,518,902
Partners Group Holding AG	35,322	16,554,478
Roche Holding AG, Genusschein Shares	167,150	38,180,389
Swiss Life Holding AG, Registered Shares	12,579	3,560,118
Syngenta AG, Registered Shares	5,029	1,987,796
Total		118,350,351
UNITED KINGDOM 18.7%
Admiral Group PLC	277,695	6,245,103
Bellway PLC	174,757	5,327,067
Berendsen PLC	151,683	1,626,272
BP PLC	750,740	4,702,206
British American Tobacco PLC	364,295	20,646,571
BT Group PLC	5,187,552	23,418,173
Centrica PLC	4,314,812	12,426,850
Compass Group PLC	420,996	7,780,661
DS Smith PLC	500,225	2,511,925
Experian PLC	464,929	9,001,785
GlaxoSmithKline PLC	1,024,029	19,670,063

Common Stocks (continued)

Issuer	Shares	Value ($)
Hargreaves Lansdown PLC	366,010	5,446,366
HSBC Holdings PLC	803,328	6,481,744
International Consolidated Airlines Group SA	324,287	1,757,118
International Game Technology PLC	311,294	7,944,223
Marks & Spencer Group PLC	315,560	1,359,333
National Grid PLC	270,899	3,165,115
Provident Financial PLC	59,783	2,090,753
Reckitt Benckiser Group PLC	298,145	25,255,258
Rightmove PLC	101,613	4,881,123
Royal Dutch Shell PLC, Class A	808,792	22,122,986
Royal Dutch Shell PLC, Class B	253,861	7,293,909
Scottish & Southern Energy PLC	1,443,144	27,555,482
Sky PLC	743,140	9,059,569
William Hill PLC	659,262	2,354,716
Wolseley PLC	145,787	8,899,739
Total		249,024,110
Total Common Stocks (Cost: $1,281,344,360)		1,311,183,750

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	20,307,263	20,307,263
Total Money Market Funds (Cost: $20,307,263)		20,307,263
Total Investments (Cost: $1,301,651,623)		1,331,491,013
Other Assets & Liabilities, Net		2,226,376
Net Assets		1,333,717,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	52,236,119	511,005,808	(542,936,357)	1,693	20,307,263	133,083	20,307,263

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	93,287,246	—	93,287,246
Austria	—	2,668,319	—	2,668,319
Belgium	—	3,334,297	—	3,334,297
Cayman Islands	—	2,718,175	—	2,718,175
China	—	15,228,381	—	15,228,381
Denmark	—	17,781,364	—	17,781,364
Finland	—	16,482,234	—	16,482,234
France	—	131,414,961	—	131,414,961
Germany	—	89,879,212	—	89,879,212
Hong Kong	—	45,213,864	—	45,213,864
Ireland	1,206,104	—	—	1,206,104
Israel	4,496,986	—	—	4,496,986
Italy	—	11,993,417	—	11,993,417
Japan	—	331,231,356	—	331,231,356
Netherlands	6,667,087	28,713,724	—	35,380,811
Norway	—	22,676,147	—	22,676,147
Portugal	—	14,530,301	—	14,530,301
Singapore	—	16,861,918	—	16,861,918
Spain	—	58,333,730	—	58,333,730
Sweden	—	29,090,466	—	29,090,466

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Switzerland	—	118,350,351	—	118,350,351
United Kingdom	7,944,223	241,079,887	—	249,024,110
Total Common Stocks	20,314,400	1,290,869,350	—	1,311,183,750
Investments measured at net asset value
Money Market Funds	—	—	—	20,307,263
Total Investments	20,314,400	1,290,869,350	—	1,331,491,013

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,281,344,360)	$1,311,183,750
Affiliated issuers (identified cost $20,307,263)	20,307,263
Total investments (identified cost $1,301,651,623)	1,331,491,013
Receivable for:
Capital shares sold	7,923
Dividends	700,898
Foreign tax reclaims	2,566,105
Prepaid expenses	6,912
Trustees' deferred compensation plan	26,433
Total assets	1,334,799,284
Liabilities
Payable for:
Capital shares purchased	15,979
Management services fees	895,342
Distribution and/or service fees	1,108
Transfer agent fees	64,975
Compensation of board members	2,126
Chief compliance officer expenses	146
Other expenses	75,786
Trustees' deferred compensation plan	26,433
Total liabilities	1,081,895
Net assets applicable to outstanding capital stock	$1,333,717,389
Represented by
Paid-in capital	$1,375,490,029
Undistributed net investment income	2,265,631
Accumulated net realized loss	(73,691,396)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	29,839,390
Foreign currency translations	(186,265)
Total — representing net assets applicable to outstanding capital stock	$1,333,717,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$1,327,953,623
Shares outstanding	135,753,528
Net asset value per share	$9.78
Class 2
Net assets	$5,763,766
Shares outstanding	589,316
Net asset value per share	$9.78

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$41,508,675
Dividends — affiliated issuers	133,083
Foreign taxes withheld	(3,247,186)
Total income	38,394,572
Expenses:
Management services fees	10,521,352
Distribution and/or service fees
Class 2	9,425
Transfer agent fees
Class 1	759,280
Class 2	2,262
Compensation of board members	40,495
Custodian fees	163,041
Printing and postage fees	18,696
Audit fees	35,736
Legal fees	30,384
Chief compliance officer expenses	595
Other	37,624
Total expenses	11,618,890
Net investment income	26,775,682
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(58,261,977)
Investments — affiliated issuers	1,693
Foreign currency translations	(1,461,221)
Net realized loss	(59,721,505)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	85,236,415
Foreign currency translations	27,923
Net change in unrealized appreciation	85,264,338
Net realized and unrealized gain	25,542,833
Net increase in net assets resulting from operations	$52,318,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$26,775,682	$29,922,717
Net realized gain (loss)	(59,721,505)	4,063,817
Net change in unrealized appreciation (depreciation)	85,264,338	(74,400,065)
Net increase (decrease) in net assets resulting from operations	52,318,515	(40,413,531)
Distributions to shareholders
Net investment income
Class 1	(26,921,487)	(37,229,908)
Class 2	(70,854)	(86,978)
Total distributions to shareholders	(26,992,341)	(37,316,886)
Increase in net assets from capital stock activity	64,804,875	72,077,944
Total increase (decrease) in net assets	90,131,049	(5,652,473)
Net assets at beginning of year	1,243,586,340	1,249,238,813
Net assets at end of year	$1,333,717,389	$1,243,586,340
Undistributed net investment income	$2,265,631	$3,785,796

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,976,683	38,069,425	30,646,292	318,302,806
Distributions reinvested	2,808,550	26,921,487	3,751,883	37,229,908
Redemptions	(250,766)	(2,429,698)	(26,896,309)	(284,910,440)
Net increase	6,534,467	62,561,214	7,501,866	70,622,274
Class 2 shares
Subscriptions	329,607	3,173,878	194,258	2,021,329
Distributions reinvested	7,390	70,854	8,795	86,978
Redemptions	(107,151)	(1,001,071)	(63,217)	(652,637)
Net increase	229,846	2,243,661	139,836	1,455,670
Total net increase	6,764,313	64,804,875	7,641,702	72,077,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.60	$10.24	$10.52	$10.00
Income from investment operations:
Net investment income	0.20	0.24	0.26	0.10
Net realized and unrealized gain (loss)	0.18	(0.58)	(0.26)	0.50
Total from investment operations	0.38	(0.34)	—	0.60
Less distributions to shareholders:
Net investment income	(0.20)	(0.30)	(0.27)	(0.08)
Net realized gains	—	—	(0.01)	—
Total distributions to shareholders	(0.20)	(0.30)	(0.28)	(0.08)
Net asset value, end of period	$9.78	$9.60	$10.24	$10.52
Total return	4.06%	(3.37%)	(0.05%)	6.06%
Ratios to average net assets(b)
Total gross expenses	0.91%	0.92%	0.93%	0.95	%(c)
Total net expenses(d)	0.91%	0.92%	0.90%	0.95	%(c)
Net investment income	2.11%	2.35%	2.43%	1.42	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,327,954	$1,240,134	$1,246,988	$922,325
Portfolio turnover	129%	12%	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.60	$10.25	$10.52	$10.00
Income from investment operations:
Net investment income	0.16	0.21	0.21	0.06
Net realized and unrealized gain (loss)	0.21	(0.58)	(0.22)	0.53
Total from investment operations	0.37	(0.37)	(0.01)	0.59
Less distributions to shareholders:
Net investment income	(0.19)	(0.28)	(0.25)	(0.07)
Net realized gains	—	—	(0.01)	—
Total distributions to shareholders	(0.19)	(0.28)	(0.26)	(0.07)
Net asset value, end of period	$9.78	$9.60	$10.25	$10.52
Total return	3.87%	(3.71%)	(0.20%)	5.88%
Ratios to average net assets(b)
Total gross expenses	1.17%	1.17%	1.18%	1.21	%(c)
Total net expenses(d)	1.17%	1.17%	1.15%	1.21	%(c)
Net investment income	1.68%	2.09%	1.99%	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,764	$3,452	$2,251	$876
Portfolio turnover	129%	12%	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Variable Portfolio — Lazard International Equity Advantage Fund (formerly known as Variable Portfolio — Pyrford International Equity Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2016, Variable Portfolio — Pyrford International Equity Fund was renamed Variable Portfolio — Lazard International Equity Advantage Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2016
21

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

Annual Report 2016
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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.83% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $3,038,571, and the administrative services fee paid to the Investment Manager was $306,319.

Subadvisory Agreement

Effective May 2, 2016, the Investment Manager entered into a Subadvisory Agreement with Lazard Asset Management LLC (Lazard) to serve as the subadviser to the Fund. The Investment Manager compensates Lazard to manage the investment of the Fund's assets. Prior to May 2, 2016, Pyrford International Ltd. served as the subadviser to the Fund.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated

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23

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.94%	1.03%
Class 2	1.19	1.28

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,303,506)
Accumulated net realized loss	1,303,507
Paid-in capital	(1)

Annual Report 2016
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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$26,992,341	$37,316,886

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,015,262
Capital loss carryforwards	(72,372,921)
Net unrealized appreciation	26,795,464

At December 31, 2016, the cost of investments for federal income tax purposes was $1,304,695,549 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,244,622
Unrealized depreciation	(55,449,158)
Net unrealized appreciation	$26,795,464

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	15,816,814
No expiration — long-term	56,556,107
Total	72,372,921

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,695,921,123 and $1,601,261,246, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Annual Report 2016
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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 8. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
26

VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Lazard International Equity Advantage Fund (formerly known as Variable Portfolio — Pyrford International Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Lazard International Equity Advantage Fund (formerly known as Variable Portfolio — Pyrford International Equity Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Foreign Taxes Paid	$2,927,455
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$41,508,659
Foreign Source Income Per Share	$0.30

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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VARIABLE PORTFOLIO — LAZARD INTERNATIONAL EQUITY ADVANTAGE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Variable Portfolio — Lazard International Equity Advantage Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6596 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 2 shares returned 5.06% for the 12-month period that ended December 31, 2016.

■  The Fund trailed its Blended Benchmark, which returned 8.31% over the same period.

■  During the same time period, the S&P 500 Index returned 11.96% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

■  The Fund's exposure to U.S. large- and mid-cap equities detracted from relative results, primarily because of weak performance from underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	5.36	9.37	5.50
Class 2	06/01/00	5.06	9.09	5.27
Blended Benchmark		8.31	9.69	6.21
S&P 500 Index		11.96	14.66	6.95
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Joshua Kutin*

Dan Boncarosky*

*Effective January 27, 2017, Marie Schofield and Beth Vanney no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.

Portfolio Breakdown (%) (at December 31, 2016)
Equity Funds	54.7
Exchange-Traded Funds	1.0
Fixed-Income Funds	41.5
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 5.06%. The Fund trailed its Blended Benchmark, which returned 8.31% over the same period. During the same time period, the S&P 500 Index returned 11.96% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%. The Fund's exposure to U.S. large- and mid-cap equities detracted from relative results, primarily because of weak performance from underlying funds.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with solidly positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U. S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America/Merrill Lynch U.S. High Yield Constrained Index.

Significant Performance Factors

The performance of underlying funds, especially U.S. large- and mid-caps, was the primary detractor from the Fund's results compared to the Blended Benchmark. International equities also detracted from overall returns as there were better-performing asset classes during the year. A

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

strong dollar reduced returns to U.S. investors on overseas investments denominated in dollars. A position in absolute return strategies also detracted from relative performance. Many other allocations produced favorable results. A small allocation to U.S. small cap equities aided returns. U.S. small caps were among the strongest performing market sectors for the year. A small allocation to commodities also aided results, despite modest underperformance from the underlying fund. Allocation to and manager selection within core fixed income aided performance as the Fund's tactical positioning moves proved well timed. High-yield bonds contributed to relative returns even though underlying fund performance was disappointing.

Portfolio Changes

We modestly lowered the Fund's large cap equity allocation. We also eliminated positions in Columbia Disciplined Value Fund, Columbia Disciplined Growth Fund, Columbia Select Large Cap Growth Fund and Columbia Select Large-Cap Value Fund during the period. With the proceeds, we increased the Fund's positions in Columbia Contrarian Core Fund, Columbia Disciplined Core Fund and S&P futures.

During the period, we initiated a position in international equities, both in emerging markets and developed markets. Our research continues to favor non U.S. equity markets, in general, and emerging market equities in particular. We eliminated the Fund's position in high-yield bonds and increased its allocation to investment-grade corporate bonds. We initiated a position in commodities during the period, as we believe that momentum and dynamics remain favorable and that commodities offer the potential for tactical "catch-up" within the Fund's risk asset holdings.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.20	1,023.75	1.27	1.26	0.25	4.06	4.05	0.80
Class 2	1,000.00	1,000.00	1,030.50	1,022.50	2.54	2.53	0.50	5.33	5.31	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 54.6%

	Shares	Value ($)
U.S. LARGE CAP 54.6%
Columbia Contrarian Core Fund, Class I Shares(a)	836,536	18,805,341
Columbia Disciplined Core Fund, Class I Shares(a)	2,032,240	20,891,427
Total		39,696,768
Total Equity Funds (Cost: $28,987,394)		39,696,768

Fixed-Income Funds 41.4%

ALTERNATIVE INVESTMENTS 9.0%
Columbia Commodity Strategy Fund, Class I Shares(a)(b)	624,585	3,522,661
Columbia Diversified Absolute Return Fund, Class I Shares(a)(b)	156,385	1,471,578
Columbia Multi-Asset Income Fund, Class I Shares(a)	166,014	1,578,790
Total		6,573,029
INVESTMENT GRADE 32.4%
Columbia Corporate Income Fund, Class I Shares(a)	524,933	5,249,334
Columbia Total Return Bond Fund, Class I Shares(a)	649,723	5,821,517

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	902,090	4,862,264
Columbia U.S. Treasury Index Fund, Class I Shares(a)	692,816	7,600,194
Total		23,533,309
Total Fixed-Income Funds (Cost: $30,013,553)		30,106,338

Exchange-Traded Funds 1.0%

iShares iBoxx $ Investment Grade Corporate Bond ETF	6,127	717,962
Total Exchange-Traded Funds (Cost: $731,012)		717,962

Money Market Funds 2.7%

Columbia Short-Term Cash Fund, 0.594%(a)(c)	1,993,475	1,993,475
Total Money Market Funds (Cost: $1,993,475)		1,993,475
Total Investments (Cost: $61,725,434)		72,514,543
Other Assets & Liabilities, Net		209,344
Net Assets		72,723,887

At December 31, 2016, cash totaling $260,176 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Mini MSCI Emerging Markets Index	60	USD	2,576,700	03/2017	—	(59,551)
S&P 500 E-mini	20	USD	2,236,200	03/2017	—	(6,737)
TOPIX Index	8	JPY	1,039,059	03/2017	—	(15,867)
Total			5,851,959		—	(82,155)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	—	3,744,119	(316,341)	4,049	3,431,827	—	—	3,522,661
Columbia Contrarian Core Fund, Class I Shares	13,981,568	3,968,913	(3,617,008)	189,715	14,523,188	144,682	201,969	18,805,341
Columbia Corporate Income Fund, Class I Shares	7,288,520	2,467,295	(4,452,258)	(110,807)	5,192,750	—	119,833	5,249,334
Columbia Disciplined Core Fund, Class I Shares	14,224,409	4,528,336	(4,564,525)	275,986	14,464,206	—	343,125	20,891,427
Columbia Disciplined Growth Fund, Class I Shares	3,186,894	4,487	(3,035,640)	(155,741)	—	—	—	—
Columbia Disciplined Value Fund, Class I Shares	1,272,224	1,943	(1,519,247)	245,080	—	—	—	—
Columbia Diversified Absolute Return Fund, Class I Shares	1,644,091	1,690,521	(1,760,882)	(79,035)	1,494,695	—	—	1,471,578
Columbia Income Opportunities Fund, Class I Shares	3,291,797	85,688	(3,327,840)	(49,645)	—	—	75,780	—
Columbia Inflation Protected Securities Fund, Class I Shares	778,794	8,805	(788,995)	1,396	—	—	—	—
Columbia Multi-Asset Income Fund, Class I Shares	—	1,622,898	—	—	1,622,898	—	40,898	1,578,790
Columbia Select Large Cap Growth Fund, Class I Shares	3,046,727	26,168	(2,395,590)	(677,305)	—	—	—	—
Columbia Select Large-Cap Value Fund, Class I Shares	2,094,798	4,335	(2,229,651)	130,518	—	—	—	—
Columbia Short-Term Cash Fund	4,528,519	4,208,240	(6,743,284)	—	1,993,475	—	11,896	1,993,475
Columbia Total Return Bond Fund, Class I Shares	—	6,649,206	(836,562)	16,385	5,829,029	89,860	166,574	5,821,517
Columbia U.S. Government Mortgage Fund, Class I Shares	6,687,830	309,847	(2,143,494)	(19,276)	4,834,907	23,089	132,318	4,862,264
Columbia U.S. Treasury Index Fund, Class I Shares	9,685,591	3,081,928	(5,205,490)	45,418	7,607,447	21,928	149,617	7,600,194
Total	71,711,762	32,402,729	(42,936,807)	(183,262)	60,994,422	279,559	1,242,010	71,796,581

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

JPY  Japanese Yen

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	39,696,768	—	—	39,696,768
Fixed-Income Funds	30,106,338	—	—	30,106,338
Exchange-Traded Funds	717,962	—	—	717,962
Investments measured at net asset value
Money Market Funds	—	—	—	1,993,475
Total Investments	70,521,068	—	—	72,514,543
Derivatives
Liabilities
Futures Contracts	(82,155)	—	—	(82,155)
Total	70,438,913	—	—	72,432,388

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $731,012)	$717,962
Affiliated issuers (identified cost $60,994,422)	71,796,581
Total investments (identified cost $61,725,434)	72,514,543
Margin deposits	260,176
Receivable for:
Investments sold	14,615
Capital shares sold	28,536
Dividends	49,578
Variation margin	2,053
Prepaid expenses	419
Trustees' deferred compensation plan	45,256
Total assets	72,915,176
Liabilities
Payable for:
Investments purchased	48,646
Capital shares purchased	18,647
Variation margin	26,300
Management services fees	85
Distribution and/or service fees	83
Transfer agent fees	120
Compensation of board members	25,952
Chief compliance officer expenses	9
Audit fees	15,230
Other expenses	10,961
Trustees' deferred compensation plan	45,256
Total liabilities	191,289
Net assets applicable to outstanding capital stock	$72,723,887
Represented by
Paid-in capital	$60,877,163
Undistributed net investment income	1,076,113
Accumulated net realized gain	63,396
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,050)
Investments — affiliated issuers	10,802,159
Foreign currency translations	261
Futures contracts	(82,155)
Total — representing net assets applicable to outstanding capital stock	$72,723,887

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$60,526,939
Shares outstanding	4,254,926
Net asset value per share	$14.23
Class 2
Net assets	$12,196,948
Shares outstanding	865,492
Net asset value per share	$14.09

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$13,266
Dividends — affiliated issuers	1,242,010
Total income	1,255,276
Expenses:
Management services fees	33,552
Distribution and/or service fees
Class 2	32,029
Transfer agent fees
Class 1	37,888
Class 2	7,687
Compensation of board members	20,391
Custodian fees	21,099
Printing and postage fees	28,410
Audit fees	18,358
Legal fees	1,784
Chief compliance officer expenses	35
Other	6,262
Total expenses	207,495
Net investment income	1,047,781
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,774
Investments — affiliated issuers	(183,262)
Capital gain distributions from underlying affiliated funds	279,559
Foreign currency translations	(573)
Futures contracts	191,338
Net realized gain	294,836
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,050)
Investments — affiliated issuers	2,635,489
Foreign currency translations	380
Futures contracts	(89,575)
Net change in unrealized appreciation	2,533,244
Net realized and unrealized gain	2,828,080
Net increase in net assets resulting from operations	$3,875,861

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$1,047,781	$1,530,699
Net realized gain	294,836	1,148,487
Net change in unrealized appreciation (depreciation)	2,533,244	(1,739,004)
Net increase in net assets resulting from operations	3,875,861	940,182
Distributions to shareholders
Net investment income
Class 1	(1,426,725)	(1,467,059)
Class 2	(253,284)	(277,950)
Net realized gains
Class 1	(719,431)	(7,424,408)
Class 2	(144,737)	(1,589,802)
Total distributions to shareholders	(2,544,177)	(10,759,219)
Decrease in net assets from capital stock activity	(8,362,931)	(2,398,017)
Total decrease in net assets	(7,031,247)	(12,217,054)
Net assets at beginning of year	79,755,134	91,972,188
Net assets at end of year	$72,723,887	$79,755,134
Undistributed net investment income	$1,076,113	$1,604,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	104,655	1,470,397	48,144	695,875
Distributions reinvested	152,102	2,146,156	625,719	8,891,467
Redemptions	(717,801)	(10,068,708)	(732,613)	(11,038,069)
Net decrease	(461,044)	(6,452,155)	(58,750)	(1,450,727)
Class 2 shares
Subscriptions	24,581	341,808	44,531	670,953
Distributions reinvested	28,450	398,021	132,559	1,867,752
Redemptions	(190,646)	(2,650,605)	(230,685)	(3,485,995)
Net decrease	(137,615)	(1,910,776)	(53,595)	(947,290)
Total net decrease	(598,659)	(8,362,931)	(112,345)	(2,398,017)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.97	$15.79	$15.05	$13.05	$11.81
Income from investment operations:
Net investment income	0.20	0.27	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.54	(0.07)	1.25	2.11	1.27
Total from investment operations	0.74	0.20	1.48	2.35	1.52
Less distributions to shareholders:
Net investment income	(0.32)	(0.33)	(0.39)	(0.35)	(0.28)
Net realized gains	(0.16)	(1.69)	(0.35)	—	—
Total distributions to shareholders	(0.48)	(2.02)	(0.74)	(0.35)	(0.28)
Net asset value, end of period	$14.23	$13.97	$15.79	$15.05	$13.05
Total return	5.36%	1.07%	10.05%	18.17%	13.03%
Ratios to average net assets(a)
Total gross expenses	0.23%	0.23%	0.20%	0.19%	0.24%
Total net expenses(b)	0.23%	0.22%	0.15%	0.15%	0.16%
Net investment income	1.42%	1.82%	1.51%	1.67%	1.99%
Supplemental data
Net assets, end of period (in thousands)	$60,527	$65,872	$75,415	$78,390	$77,976
Portfolio turnover	39%	19%	41%	15%	51%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.84	$15.67	$14.94	$12.96	$11.73
Income from investment operations:
Net investment income	0.16	0.24	0.19	0.20	0.22
Net realized and unrealized gain (loss)	0.54	(0.09)	1.25	2.09	1.26
Total from investment operations	0.70	0.15	1.44	2.29	1.48
Less distributions to shareholders:
Net investment income	(0.29)	(0.29)	(0.36)	(0.31)	(0.25)
Net realized gains	(0.16)	(1.69)	(0.35)	—	—
Total distributions to shareholders	(0.45)	(1.98)	(0.71)	(0.31)	(0.25)
Net asset value, end of period	$14.09	$13.84	$15.67	$14.94	$12.96
Total return	5.06%	0.76%	9.80%	17.88%	12.76%
Ratios to average net assets(a)
Total gross expenses	0.48%	0.48%	0.45%	0.44%	0.49%
Total net expenses(b)	0.48%	0.47%	0.40%	0.40%	0.41%
Net investment income	1.16%	1.57%	1.26%	1.42%	1.72%
Supplemental data
Net assets, end of period (in thousands)	$12,197	$13,883	$16,557	$17,832	$17,976
Portfolio turnover	39%	19%	41%	15%	51%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts Business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	82,155	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	197,737
Interest rate risk	(6,399)
Total	191,338
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(89,575)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	4,165,336

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.020% on assets invested in underlying funds that pay a management services fee to the Investment Manager, (ii) 0.120% on assets invested in non-exchange traded, third-party advised mutual funds and (iii) 0.570% on assets invested in securities (other than third-party advised mutual funds and funds that pay a management services fee to the Investment Manager), including other Columbia funds that do not pay a management services fee, exchange-traded funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management fee rate, net of any waivers, for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.04% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $3,218, and the administrative services fee paid to the Investment Manager was $5,036.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may

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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.20%	0.22%
Class 2	0.45	0.47

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund's management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$103,541
Accumulated net realized gain	(103,540)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$1,862,916	$2,218,011
Long-term capital gains	681,261	8,541,208
Total	$2,544,177	$10,759,219

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,208,944
Net unrealized appreciation	10,719,309

At December 31, 2016, the cost of investments for federal income tax purposes was $61,795,234 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,814,349
Unrealized depreciation	(95,040)
Net unrealized appreciation	$10,719,309

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $28,925,497 and $36,201,293, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, two unaffiliated shareholders of record owned 82.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Asset Allocation Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	52.59%

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1471 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 8.41% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 12.05% for the same time period.

■  Stock selection within the consumer staples, industrial, and health care sectors detracted from results, while an overweight in the financials sector helped boost returns.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/12	8.70	13.57
Class 2	04/30/12	8.41	13.30
Russell 1000 Index		12.05	12.97

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Guy Pope, CFA

Top Ten Holdings (%) (at December 31, 2016)
Apple, Inc.	4.1
Citigroup, Inc.	3.7
JPMorgan Chase & Co.	3.5
Berkshire Hathaway, Inc., Class B	3.1
Alphabet, Inc., Class C	3.0
Microsoft Corp.	2.9
Philip Morris International, Inc.	2.8
Comcast Corp., Class A	2.8
Verizon Communications, Inc.	2.7
Morgan Stanley	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 96.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 8.41%. The Fund's benchmark, the Russell 1000 Index, returned 12.05%. Stock selection within the consumer staples, industrial, and health care sectors detracted from results, while an overweight in the financials sector helped boost returns.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and economic data turned almost unanimously positive. Steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index, a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

An overweight within financials aided returns. Rising interest rates helped investor confidence in the sector. Financials also responded favorably to the possibility of relaxed regulatory control from a new administration. Against this backdrop, the Fund's position in Morgan Stanley was a standout performer. The company's focus on improving its return on equity for shareholders gained traction. Other strong performers from the sector included JPMorgan Chase & Co., Berkshire Hathaway and Aon.

Within the consumer discretionary sector, PVH performed well. This retailer of premium clothing brands Tommy Hilfiger and Calvin Klein benefited from robust sales, particularly in Europe. Comcast, a global telecommunications, broadcasting, and cable television conglomerate, was another standout. Despite the challenge of customers dropping cable TV packages and landlines for their phones, Comcast managed to outpace its peers while also maintaining pricing power.

Stock selection within the health care sector detracted from Fund performance. Uncertainty over the future of the Affordable Care Act and rising concerns about the high price of prescription drugs weighed on many companies with exposure to the health care sector. This included CVS Caremark, which came under pressure due to concerns about increased competition within its pharmacy benefit management business. Several biotech and pharmaceutical companies also underperformed, including Abbott Labs, Allergan, and Vertex Pharmaceuticals. Medtronic, a medical technology company, underperformed due in part to concerns that a potential reduction in the number of Americans with health insurance could reduce demand for medical devices and medical technology.

Stock selection within the industrials sector also hurt performance. The Fund's preference for defensive industrial companies, such as Dun & Bradstreet and Nielsen, over more cyclical industrial stocks detracted from returns.

At Period's End

After a volatile 2016, the most obvious challenge in the year ahead will be to assess the potential impact of the incoming administration's yet-to-be-defined economic policies on markets, sectors and individual companies. As always, we will follow our contrarian approach to identify what we believe to be solid opportunities for long-term capital growth.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.6
Consumer Staples	9.3
Energy	7.4
Financials	17.9
Health Care	14.3
Industrials	9.4
Information Technology	20.9
Materials	1.9
Real Estate	1.4
Telecommunication Services	3.6
Utilities	1.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.80	1,021.20	3.92	3.84	0.76
Class 2	1,000.00	1,000.00	1,061.60	1,019.95	5.21	5.10	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.6%
Hotels, Restaurants & Leisure 3.0%
Aramark	296,028	10,574,120
Chipotle Mexican Grill, Inc.(a)	20,865	7,872,782
Marriott International, Inc., Class A	152,512	12,609,692
McDonald's Corp.	226,360	27,552,539
Royal Caribbean Cruises Ltd.	113,735	9,330,820
Total		67,939,953
Household Durables 0.5%
Newell Brands, Inc.	255,960	11,428,614
Internet & Direct Marketing Retail 0.7%
Expedia, Inc.	101,579	11,506,869
Liberty Interactive Corp., Class A(a)	231,480	4,624,970
Total		16,131,839
Media 3.9%
Comcast Corp., Class A	910,079	62,840,955
Walt Disney Co. (The)	260,150	27,112,833
Total		89,953,788
Specialty Retail 3.0%
Advance Auto Parts, Inc.	47,535	8,039,119
Lowe's Companies, Inc.	734,615	52,245,819
Michaels Companies, Inc. (The)(a)	453,184	9,267,613
Total		69,552,551
Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc.	562,010	19,681,590
PVH Corp.	152,357	13,748,696
Total		33,430,286
Total Consumer Discretionary		288,437,031
CONSUMER STAPLES 9.2%
Beverages 2.4%
Coca-Cola Co. (The)	486,623	20,175,389
PepsiCo, Inc.	346,398	36,243,623
Total		56,419,012
Food & Staples Retailing 4.0%
CVS Health Corp.	599,382	47,297,234
Kroger Co. (The)	833,065	28,749,073
Walgreens Boots Alliance, Inc.	194,249	16,076,047
Total		92,122,354

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 2.8%
Philip Morris International, Inc.	692,940	63,397,081
Total Consumer Staples		211,938,447
ENERGY 7.3%
Energy Equipment & Services 1.0%
Schlumberger Ltd.	281,775	23,655,011
Oil, Gas & Consumable Fuels 6.3%
Canadian Natural Resources Ltd.	324,900	10,357,812
Chevron Corp.	314,147	36,975,102
ConocoPhillips	571,570	28,658,520
EQT Corp.	145,855	9,538,917
Exxon Mobil Corp.	467,230	42,172,180
Noble Energy, Inc.	455,409	17,332,866
Total		145,035,397
Total Energy		168,690,408
FINANCIALS 17.8%
Banks 8.7%
Citigroup, Inc.	1,419,297	84,348,820
JPMorgan Chase & Co.	936,238	80,787,977
Wells Fargo & Co.	638,043	35,162,550
Total		200,299,347
Capital Markets 5.5%
Bank of New York Mellon Corp. (The)	975,713	46,229,282
BlackRock, Inc.	18,186	6,920,500
Invesco Ltd.	184,275	5,590,904
Morgan Stanley	1,395,150	58,945,087
S&P Global, Inc.	68,235	7,337,992
Total		125,023,765
Diversified Financial Services 3.1%
Berkshire Hathaway, Inc., Class B(a)	438,641	71,489,710
Insurance 0.5%
Aon PLC	104,818	11,690,352
Total Financials		408,503,174
HEALTH CARE 14.1%
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.(a)	94,055	11,507,629
Biogen, Inc.(a)	111,685	31,671,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Celgene Corp.(a)	226,744	26,245,618
Vertex Pharmaceuticals, Inc.(a)	124,223	9,151,509
Total		78,576,388
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	367,861	14,129,541
Cooper Companies, Inc. (The)	77,831	13,614,977
Medtronic PLC	226,718	16,149,123
Zimmer Biomet Holdings, Inc.	227,145	23,441,364
Total		67,335,005
Health Care Providers & Services 3.0%
Anthem, Inc.	177,805	25,563,025
Cardinal Health, Inc.	224,250	16,139,272
CIGNA Corp.	211,520	28,214,653
Total		69,916,950
Pharmaceuticals 4.8%
Allergan PLC(a)	92,600	19,446,926
Johnson & Johnson	390,218	44,957,016
Pfizer, Inc.	1,379,240	44,797,715
Total		109,201,657
Total Health Care		325,030,000
INDUSTRIALS 9.3%
Air Freight & Logistics 2.2%
FedEx Corp.	275,818	51,357,311
Building Products 0.6%
Johnson Controls International PLC	304,851	12,556,813
Commercial Services & Supplies 0.2%
Stericycle, Inc.(a)	60,875	4,689,810
Electrical Equipment 0.5%
Eaton Corp. PLC	179,026	12,010,854
Industrial Conglomerates 4.3%
General Electric Co.	1,569,267	49,588,837
Honeywell International, Inc.	422,210	48,913,029
Total		98,501,866
Professional Services 1.5%
Dun & Bradstreet Corp. (The)	92,830	11,262,136
Nielsen Holdings PLC	567,975	23,826,551
Total		35,088,687
Total Industrials		214,205,341

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 20.7%
Communications Equipment 0.6%
Palo Alto Networks, Inc.(a)	101,370	12,676,319
Internet Software & Services 7.2%
Akamai Technologies, Inc.(a)	199,865	13,326,998
Alphabet, Inc., Class A(a)	37,916	30,046,534
Alphabet, Inc., Class C(a)	87,523	67,552,002
Facebook, Inc., Class A(a)	467,620	53,799,681
Total		164,725,215
IT Services 2.2%
Fidelity National Information Services, Inc.	247,885	18,750,022
MasterCard, Inc., Class A	307,729	31,773,019
Total		50,523,041
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Ltd.	215,951	38,173,658
QUALCOMM, Inc.	243,685	15,888,262
Total		54,061,920
Software 4.4%
Activision Blizzard, Inc.	378,275	13,659,510
Electronic Arts, Inc.(a)	269,568	21,231,176
Microsoft Corp.	1,078,482	67,016,871
Total		101,907,557
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	802,969	92,999,870
Total Information Technology		476,893,922
MATERIALS 1.9%
Chemicals 1.9%
Monsanto Co.	128,300	13,498,443
Sherwin-Williams Co. (The)	112,068	30,117,154
Total		43,615,597
Total Materials		43,615,597
REAL ESTATE 1.4%
Equity Real Estate Investment Trusts (REITs) 1.4%
American Tower Corp.	299,225	31,622,098
Total Real Estate		31,622,098

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 3.6%
AT&T, Inc.	443,745	18,872,475
Verizon Communications, Inc.	1,174,521	62,695,931
Total		81,568,406
Total Telecommunication Services		81,568,406
UTILITIES 1.3%
Electric Utilities 0.8%
Edison International	255,403	18,386,462
Multi-Utilities 0.5%
DTE Energy Co.	123,743	12,189,923
Total Utilities		30,576,385
Total Common Stocks (Cost: $1,996,791,524)		2,281,080,809

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	18,521,119	18,521,119
Total Money Market Funds (Cost: $18,521,119)		18,521,119
Total Investments (Cost: $2,015,312,643)		2,299,601,928
Other Assets & Liabilities, Net		(168,262)
Net Assets		2,299,433,666

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	37,008,721	534,585,056	(553,073,442)	784	18,521,119	143,154	18,521,119

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	288,437,031	—	—	288,437,031
Consumer Staples	211,938,447	—	—	211,938,447
Energy	168,690,408	—	—	168,690,408
Financials	408,503,174	—	—	408,503,174
Health Care	325,030,000	—	—	325,030,000
Industrials	214,205,341	—	—	214,205,341
Information Technology	476,893,922	—	—	476,893,922
Materials	43,615,597	—	—	43,615,597
Real Estate	31,622,098	—	—	31,622,098
Telecommunication Services	81,568,406	—	—	81,568,406
Utilities	30,576,385	—	—	30,576,385
Total Common Stocks	2,281,080,809	—	—	2,281,080,809
Investments measured at net asset value
Money Market Funds	—	—	—	18,521,119
Total Investments	2,281,080,809	—	—	2,299,601,928

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,996,791,524)	$2,281,080,809
Affiliated issuers (identified cost $18,521,119)	18,521,119
Total investments (identified cost $2,015,312,643)	2,299,601,928
Receivable for:
Investments sold	29,233,142
Dividends	3,203,883
Foreign tax reclaims	54,090
Prepaid expenses	12,553
Trustees' deferred compensation plan	45,403
Total assets	2,332,150,999
Liabilities
Payable for:
Investments purchased	28,506,405
Capital shares purchased	2,676,503
Management services fees	1,304,202
Distribution and/or service fees	16,888
Transfer agent fees	114,312
Compensation of board members	3,063
Chief compliance officer expenses	263
Other expenses	50,294
Trustees' deferred compensation plan	45,403
Total liabilities	32,717,333
Net assets applicable to outstanding capital stock	$2,299,433,666
Represented by
Trust capital	$2,299,433,666
Total — representing net assets applicable to outstanding capital stock	$2,299,433,666
Class 1
Net assets	$2,216,643,286
Shares outstanding	122,310,617
Net asset value per share	$18.12
Class 2
Net assets	$82,790,380
Shares outstanding	4,619,735
Net asset value per share	$17.92

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$44,316,925
Dividends — affiliated issuers	143,154
Foreign taxes withheld	(258,696)
Total income	44,201,383
Expenses:
Management services fees	15,670,155
Distribution and/or service fees
Class 2	170,283
Transfer agent fees
Class 1	1,330,798
Class 2	40,867
Compensation of board members	59,618
Custodian fees	31,858
Printing and postage fees	23,397
Audit fees	28,738
Legal fees	54,142
Chief compliance officer expenses	1,073
Other	65,806
Total expenses	17,476,735
Net investment income	26,724,648
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	93,406,867
Investments — affiliated issuers	784
Foreign currency translations	4,510
Net realized gain	93,412,161
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	72,718,723
Foreign currency translations	(1,726)
Net change in unrealized appreciation	72,716,997
Net realized and unrealized gain	166,129,158
Net increase in net assets resulting from operations	$192,853,806

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$26,724,648	$80,339,429
Net realized gain	93,412,161	161,475,215
Net change in unrealized appreciation (depreciation)	72,716,997	(164,875,912)
Net increase in net assets resulting from operations	192,853,806	76,938,732
Decrease in net assets from capital stock activity	(227,793,079)	(217,310,970)
Total decrease in net assets	(34,939,273)	(140,372,238)
Net assets at beginning of year	2,334,372,939	2,474,745,177
Net assets at end of year	$2,299,433,666	$2,334,372,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	2,587,340	42,272,030	4,524,319	74,805,923
Redemptions	(16,949,418)	(290,917,493)	(18,953,157)	(318,607,228)
Net decrease	(14,362,078)	(248,645,463)	(14,428,838)	(243,801,305)
Class 2 shares
Subscriptions	1,418,521	23,974,785	1,706,326	27,956,762
Redemptions	(180,799)	(3,122,401)	(88,817)	(1,466,427)
Net increase	1,237,722	20,852,384	1,617,509	26,490,335
Total net decrease	(13,124,356)	(227,793,079)	(12,811,329)	(217,310,970)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$16.67	$16.19	$14.32	$10.54	$10.00
Income from investment operations:
Net investment income	0.20	0.54 (b)	0.13	0.13	0.10
Net realized and unrealized gain (loss)	1.25	(0.06)	1.74	3.65	0.44
Total from investment operations	1.45	0.48	1.87	3.78	0.54
Net asset value, end of period	$18.12	$16.67	$16.19	$14.32	$10.54
Total return	8.70%	2.97%	13.06%	35.86%	5.40%
Ratios to average net assets(c)
Total gross expenses	0.76%	0.75%	0.76%	0.81%	0.86	%(d)
Total net expenses(e)	0.76%	0.75%	0.76%	0.76%	0.72	%(d)
Net investment income	1.18%	3.29%	0.83%	1.01%	1.45	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,216,643	$2,278,481	$2,446,355	$1,598,115	$521,933
Portfolio turnover	53%	67%	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$16.53	$16.09	$14.26	$10.53	$10.00
Income from investment operations:
Net investment income	0.16	0.58 (b)	0.08	0.10	0.08
Net realized and unrealized gain (loss)	1.23	(0.14)	1.75	3.63	0.45
Total from investment operations	1.39	0.44	1.83	3.73	0.53
Net asset value, end of period	$17.92	$16.53	$16.09	$14.26	$10.53
Total return	8.41%	2.73%	12.83%	35.42%	5.30%
Ratios to average net assets(c)
Total gross expenses	1.01%	1.01%	1.01%	1.06%	1.08	%(d)
Total net expenses(e)	1.01%	1.01%	1.01%	1.02%	0.97	%(d)
Net investment income	0.94%	3.52%	0.54%	0.73%	1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$82,790	$55,892	$28,390	$9,470	$3
Portfolio turnover	53%	67%	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.69% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $4,656,317, and the administrative services fee paid to the Investment Manager was $392,048.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.77%	0.79%
Class 2	1.02	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,193,200,696 and $1,380,993,549, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager,

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Contrarian Core Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
29

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1543 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 2 shares returned 32.74% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 31.74% for the same time period.

■  Stock selection in the consumer discretionary and materials sectors, positioning in real estate and an underweight in utilities helped the Fund outperform its benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	33.04	14.04	7.30
Class 2	06/01/00	32.74	13.83	7.10
Russell 2000 Value Index		31.74	15.07	6.26

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeremy Javidi, CFA

Top Ten Holdings (%) (at December 31, 2016)
Sunstone Hotel Investors, Inc.	1.3
First Citizens BancShares Inc., Class A	1.2
Webster Financial Corp.	1.2
UMB Financial Corp.	1.2
Investors Bancorp, Inc.	1.1
Radian Group, Inc.	1.1
Chesapeake Lodging Trust	1.1
MGIC Investment Corp.	1.0
Cooper Tire & Rubber Co.	1.0
BancFirst Corp.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	98.9
Exchange-Traded Funds	0.3
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 32.74%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 31.74% for the same time period. Stock selection in the consumer discretionary and materials sectors, positioning in real estate and an underweight in utilities helped the Fund outperform its benchmark. Our security selection remained focused on companies that have market capitalization of less than $4 billion, good earnings growth prospects, solid balance sheets and strong cash flows, and are trading below intrinsic value or the value of the ongoing business.

U.S. Stock Market Posted Strong Gains

Global events, political uncertainty and mixed economic data kept investors off balance in 2016 as financial markets reacted to each significant change on the world stage. Early in the year, concerns about China and oil rattled equity markets, driving stock prices sharply lower in February. After a swift rebound, the stock market swooned again in the early summer following the U.K.'s surprise vote to exit the European Union. U.S. Treasury yields also plummeted. The markets quickly rebounded as central banks offered support, but mixed U.S. economic data and political uncertainty hampered returns in the fall. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and domestic economic data turned almost unanimously positive. The Federal Reserve inched its short-term target interest rate higher for the first time in a year, and stocks finished the year strong.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%, beating returns in most foreign equity markets. Energy and financials were the strongest performing sectors in the benchmark. Small-cap stocks beat large and mid-cap companies, benefiting in part from their U.S. focus and post-election expectations of lower corporate tax rates. Within small cap, value beat growth by a wide margin. Small-cap value stocks were significantly undervalued, which attracted investor interest. In addition, the benchmark had a roughly 30% weight in financials, which rallied 37% this past year, buoyed by the prospect of higher interest rates, less government regulation, lower corporate tax rates and better economic growth.

Contributors and Detractors

Stock selection in the consumer discretionary and materials sectors, positioning in real estate, and an underweight in utilities benefited the Fund's relative performance. In the consumer discretionary sector, most of the outperformance came from stock selection in the household durables and specialty retail segments. In household durables, individual contributors included homebuilder UCP, furniture manufacturer Hooker Furniture and furniture retailer Ethan Allen Interiors, each of which posted a sizable gain fueled by the U.S. housing recovery. In specialty retail, a top contributor was Aaron's, a rent-to-own retailer seeing strong demand from first-time, lower income and credit-impaired homebuyers.

The Fund's underweight in real estate also helped relative performance, as the prospect of higher interest rates caused the sector to lag the

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

benchmark. In addition, stock selection was positive. Standouts included Getty Realty, a real estate investment trust (REIT) that owns gas station/convenience store properties. It benefited as management began to unlock value from the company's portfolio of properties. In addition, timely purchases of two private prison management companies — CoreCivic (previously Corrections Corp. of America) and GEO Group — helped. The Fund purchased both stocks after they had been beaten down by a presidential candidate's disparaging tweet and a report that private prisons were more dangerous than government-run facilities. The stocks rebounded after the election, each posting gains of more than 50% for the Fund.

Stock selection within materials also contributed to outperformance, notably in the chemicals segment. Individual standouts included Tronox, a titanium dioxide manufacturer that was an overweight in the portfolio. Demand for titanium dioxide, which is used to add brightness, whiteness and opacity to a wide range of products from paint to plastics, outstripped supply for the first time in five years, allowing Tronox to increase prices. An investment in Axiall also contributed. The company makes chlorovinyls, which are used in plastics, and caustic soda (sodium hydroxide), which goes into a variety of products from soaps and detergents to pulp and paper. Axiall's stock soared following a buyout offer this past summer. We locked in gains and sold the Fund's stake. Elsewhere, an underweight in utilities aided relative performance, as a rotation out of more defensive havens and the prospect of higher interest rates pressured returns.

By contrast, security selection in the information technology and health care sectors hampered relative performance. In tech, stock selection in the electronic equipment segment was a source of underperformance. A non-benchmark position in Fitbit, known for its wearable activity trackers, disappointed. While the company continued to innovate and generate significant free cash flow, the stock plunged as sales trends slowed heading into the holidays. Another tech detractor was OSI Systems, which sells scanning equipment used in hospitals and airports. A misstep in unveiling the company's latest health care device led to a downward revision in earnings guidance, resulting in the stock's sizable decline.

Stock selection in health care also detracted, notably in the specialty pharmaceuticals and biotechnology segments. Disappointments included Novavax, a clinical stage vaccine company, and Infinity Pharmaceuticals, which is developing a new treatment for blood cancer. Both stocks plunged when the companies' mid- or late-stage drug trials fell short of expectations. We eliminated them from the portfolio before period end. Near-term performance in health care also suffered because we added to the Fund's stake as concern over potential caps on drug prices put downward pressure on returns.

Portfolio Positioning

The Fund's largest overweight at year end was health care, a big change from the significant underweight it had at the start of 2016. Our bias has been toward attractively valued pharmaceuticals companies that we think have exciting prospects for scientific innovation. Over time, the health care sector has tended not to be closely correlated with the economy or

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	10.3
Consumer Staples	2.1
Energy	7.4
Financials	35.9
Health Care	9.1
Industrials	12.9
Information Technology	8.8
Materials	5.4
Real Estate	6.3
Telecommunication Services	0.7
Utilities	1.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the broader market, which we view as a plus for portfolio diversification. Another large overweight at period end was financials. We found the most attractive valuations in insurance, a segment that typically gains from higher interest rates and continued economic expansion. We also maintained an overweight — albeit slightly reduced — in energy, which is positioned to benefit from production cuts. We took some profits as oil prices nearly doubled off their bottom last February. We cut the Fund's stake in information technology because valuations had climbed, ending the year with an underweight. Real estate and utilities remained underweights, partly because of the fact that these dividend-paying sectors typically underperform as interest rates rise. We continue to run the Fund with the same disciplined philosophy we've used since taking over its management nearly 15 years ago. Our focus remains on small companies that have strong balance sheets, strong cash flows and good earnings growth prospects, and are trading at a discount to intrinsic value.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,273.20	1,020.35	5.29	4.70	0.93
Class 2	1,000.00	1,000.00	1,271.60	1,019.10	6.70	5.96	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.2%
Auto Components 2.7%
Cooper Tire & Rubber Co.	102,014	3,963,244
Gentherm, Inc.(a)	54,829	1,855,961
Modine Manufacturing Co.(a)	144,888	2,158,831
Tenneco, Inc.(a)	47,659	2,977,258
Total		10,955,294
Automobiles 0.5%
Winnebago Industries, Inc.	57,259	1,812,247
Hotels, Restaurants & Leisure 0.2%
Ignite Restaurant Group, Inc.(a)	214,426	115,790
Marcus Corp. (The)	24,570	773,955
Total		889,745
Household Durables 2.4%
Cavco Industries, Inc.(a)	19,027	1,899,846
Ethan Allen Interiors, Inc.	63,880	2,353,978
Hooker Furniture Corp.	39,143	1,485,477
Lifetime Brands, Inc.	75,747	1,344,509
UCP, Inc., Class A(a)	211,975	2,554,299
Total		9,638,109
Leisure Products 0.8%
Johnson Outdoors, Inc., Class A	35,072	1,392,008
Malibu Boats, Inc., Class A(a)	92,102	1,757,306
Total		3,149,314
Media 1.5%
AMC Entertainment Holdings, Inc., Class A	101,237	3,406,625
Lions Gate Entertainment Corp., Class A	50,880	1,368,672
Lions Gate Entertainment Corp., Class B(a)	50,880	1,248,595
Total		6,023,892
Specialty Retail 1.0%
Aaron's, Inc.	88,078	2,817,615
DSW, Inc., Class A	59,600	1,349,940
Total		4,167,555

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.1%
Deckers Outdoor Corp.(a)	20,787	1,151,392
Skechers U.S.A., Inc., Class A(a)	88,470	2,174,593
Steven Madden Ltd.(a)	36,448	1,303,016
Total		4,629,001
Total Consumer Discretionary		41,265,157
CONSUMER STAPLES 2.1%
Food & Staples Retailing 0.7%
Andersons, Inc. (The)	61,533	2,750,525
Food Products 1.0%
Fresh Del Monte Produce, Inc.	41,079	2,490,620
Sanderson Farms, Inc.	16,790	1,582,289
Total		4,072,909
Personal Products 0.4%
Inter Parfums, Inc.	48,822	1,598,921
Total Consumer Staples		8,422,355
ENERGY 7.3%
Energy Equipment & Services 1.5%
Aspen Aerogels, Inc.(a)	285,075	1,177,360
CARBO Ceramics, Inc.(a)	121,646	1,272,417
Dawson Geophysical Co.(a)	119,460	960,458
Geospace Technologies Corp.(a)	53,077	1,080,648
Natural Gas Services Group, Inc.(a)	52,878	1,700,028
Total		6,190,911
Oil, Gas & Consumable Fuels 5.8%
Alon USA Energy, Inc.	200,198	2,278,253
Callon Petroleum Co.(a)	153,798	2,363,875
Cobalt International Energy, Inc.(a)	871,506	1,063,237
Contango Oil & Gas Co.(a)	172,573	1,611,832
CVR Energy, Inc.	69,390	1,761,812
Earthstone Energy, Inc.(a)	95,885	1,317,460
Eclipse Resources Corp.(a)	504,893	1,348,064
Gulfport Energy Corp.(a)	87,030	1,883,329
Jones Energy, Inc., Class A(a)	301,669	1,508,345
Peabody Energy Corp.(a)	1	5
Sanchez Energy Corp.(a)	151,350	1,366,691
SM Energy Co.	77,740	2,680,475

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Synergy Resources Corp.(a)	247,379	2,204,147
WPX Energy, Inc.(a)	136,210	1,984,580
Total		23,372,105
Total Energy		29,563,016
FINANCIALS 35.5%
Banks 20.1%
BancFirst Corp.	42,022	3,910,147
BankUnited, Inc.	85,753	3,232,031
Banner Corp.	61,000	3,404,410
Boston Private Financial Holdings, Inc.	200,316	3,315,230
Bridge Bancorp, Inc.	50,601	1,917,778
Brookline Bancorp, Inc.	168,331	2,760,628
Capital City Bank Group, Inc.	115,745	2,370,458
Centerstate Banks, Inc.	148,503	3,737,821
Columbia Banking System, Inc.	79,429	3,548,888
Community Trust Bancorp, Inc.	41,827	2,074,619
FCB Financial Holdings, Inc., Class A(a)	81,549	3,889,887
First Citizens BancShares Inc., Class A	13,818	4,905,390
First Financial Corp.	42,459	2,241,835
First NBC Bank Holding Co.(a)	412,625	3,012,162
First of Long Island Corp. (The)	72,050	2,057,028
Heritage Financial Corp.	45,696	1,176,672
Investors Bancorp, Inc.	328,554	4,583,328
National Bank Holdings Corp., Class A	71,625	2,284,121
Northrim BanCorp, Inc.	83,088	2,625,581
Sierra Bancorp	38,971	1,036,239
Synovus Financial Corp.	77,310	3,175,895
Towne Bank	116,566	3,875,819
Trustmark Corp.	108,062	3,852,410
UMB Financial Corp.	59,900	4,619,488
Union Bankshares Corp.	77,130	2,756,626
Webster Financial Corp.	87,150	4,730,502
Total		81,094,993
Capital Markets 1.5%
GAIN Capital Holdings, Inc.	265,512	1,747,069
INTL FCStone, Inc.(a)	66,005	2,613,798
Moelis & Co., ADR, Class A	48,954	1,659,541
Total		6,020,408

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 1.0%
Enova International, Inc.(a)	100,071	1,255,891
FirstCash, Inc.	57,174	2,687,178
Total		3,943,069
Diversified Financial Services 0.4%
Pico Holdings, Inc.(a)	100,456	1,521,909
Insurance 6.6%
American Equity Investment Life Holding Co.	171,950	3,875,753
Baldwin & Lyons, Inc., Class B	60,286	1,519,207
EMC Insurance Group, Inc.	56,802	1,704,628
Employers Holdings, Inc.	71,865	2,845,854
FBL Financial Group, Inc., Class A	40,329	3,151,711
Global Indemnity Ltd.(a)	33,770	1,290,352
Heritage Insurance Holdings, Inc.	99,430	1,558,068
Horace Mann Educators Corp.	47,711	2,042,031
National Western Life Group, Inc., Class A	11,006	3,420,665
Navigators Group, Inc. (The)	24,680	2,906,070
United Fire Group, Inc.	51,630	2,538,647
Total		26,852,986
Mortgage Real Estate Investment Trusts (REITs) 0.8%
Altisource Residential Corp.	172,267	1,901,828
Resource Capital Corp.	169,347	1,410,660
Total		3,312,488
Thrifts & Mortgage Finance 5.1%
HomeStreet, Inc.(a)	84,910	2,683,156
MGIC Investment Corp.(a)	400,760	4,083,744
Provident Financial Holdings, Inc.	53,550	1,082,781
Radian Group, Inc.	237,100	4,263,058
Washington Federal, Inc.	108,015	3,710,315
Western New England Bancorp, Inc.	238,765	2,232,453
WSFS Financial Corp.	57,205	2,651,452
Total		20,706,959
Total Financials		143,452,812
HEALTH CARE 9.0%
Biotechnology 4.2%
ACADIA Pharmaceuticals, Inc.(a)	65,690	1,894,499
bluebird bio, Inc.(a)	33,420	2,062,014
Coherus Biosciences, Inc.(a)	40,660	1,144,579

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Dynavax Technologies Corp.(a)	229,446	906,312
Eagle Pharmaceuticals, Inc.(a)	19,776	1,569,028
Exelixis, Inc.(a)	95,860	1,429,272
Juno Therapeutics, Inc.(a)	115,620	2,179,437
Keryx Biopharmaceuticals, Inc.(a)	240,380	1,408,627
PTC Therapeutics, Inc.(a)	83,636	912,469
Puma Biotechnology, Inc.(a)	62,260	1,911,382
Spark Therapeutics, Inc.(a)	30,110	1,502,489
Total		16,920,108
Health Care Equipment & Supplies 1.2%
Alere, Inc.(a)	73,790	2,875,596
Quotient Ltd.(a)	108,851	526,839
Sientra, Inc.(a)	179,434	1,528,778
Total		4,931,213
Health Care Providers & Services 0.4%
Molina Healthcare, Inc.(a)	25,430	1,379,832
Life Sciences Tools & Services 0.3%
PAREXEL International Corp.(a)	19,900	1,307,828
Pharmaceuticals 2.9%
Aerie Pharmaceuticals, Inc.(a)	33,980	1,286,143
Akorn, Inc.(a)	62,290	1,359,791
BioDelivery Sciences International, Inc.(a)	1,014,014	1,774,525
Flex Pharma, Inc.(a)	122,035	644,345
Impax Laboratories, Inc.(a)	231,750	3,070,687
Lannett Co., Inc.(a)	66,360	1,463,238
Supernus Pharmaceuticals, Inc.(a)	85,705	2,164,051
Total		11,762,780
Total Health Care		36,301,761
INDUSTRIALS 12.7%
Building Products 1.2%
Simpson Manufacturing Co., Inc.	61,730	2,700,687
Universal Forest Products, Inc.	19,615	2,004,261
Total		4,704,948
Commercial Services & Supplies 0.7%
Unifirst Corp.	19,033	2,734,091
Construction & Engineering 0.5%
Northwest Pipe Co.(a)	107,346	1,848,498

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 1.4%
Babcock & Wilcox Enterprises, Inc.(a)	99,980	1,658,668
Encore Wire Corp.	53,759	2,330,453
General Cable Corp.	93,710	1,785,175
Total		5,774,296
Industrial Conglomerates 0.4%
Raven Industries, Inc.	59,190	1,491,588
Machinery 6.2%
Albany International Corp., Class A	52,915	2,449,965
Altra Industrial Motion Corp.	63,337	2,337,135
DMC Global, Inc.	115,814	1,835,652
EnPro Industries, Inc.	30,006	2,021,204
Gorman-Rupp Co.	50,306	1,556,971
Hardinge, Inc.	54,162	600,115
Kadant, Inc.	23,677	1,449,032
LB Foster Co., Class A	73,830	1,004,088
Lydall, Inc.(a)	42,878	2,652,004
Mueller Industries, Inc.	85,118	3,401,315
Standex International Corp.	26,540	2,331,539
Titan International, Inc.	128,724	1,442,996
Wabash National Corp.	135,340	2,141,079
Total		25,223,095
Professional Services 0.9%
FTI Consulting, Inc.(a)	49,480	2,230,558
TrueBlue, Inc.(a)	61,933	1,526,649
Total		3,757,207
Road & Rail 1.0%
Heartland Express, Inc.	47,030	957,531
Landstar System, Inc.	17,294	1,475,178
Werner Enterprises, Inc.	60,878	1,640,662
Total		4,073,371
Trading Companies & Distributors 0.4%
CAI International, Inc.(a)	25,287	219,238
Houston Wire & Cable Co.	124,186	807,209
Textainer Group Holdings Ltd.	92,262	687,352
Total		1,713,799
Total Industrials		51,320,893
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 8.7%
Communications Equipment 0.9%
Digi International, Inc.(a)	115,790	1,592,113
Plantronics, Inc.	36,320	1,988,883
Total		3,580,996
Electronic Equipment, Instruments & Components 3.0%
AVX Corp.	187,616	2,932,438
Benchmark Electronics, Inc.(a)	96,170	2,933,185
Fitbit, Inc., Class A(a)	302,610	2,215,105
MTS Systems Corp.	28,079	1,592,079
OSI Systems, Inc.(a)	32,720	2,490,647
Total		12,163,454
Internet Software & Services 0.6%
WebMD Health Corp.(a)	50,977	2,526,930
IT Services 1.0%
Mantech International Corp., Class A	45,125	1,906,531
TeleTech Holdings, Inc.	67,230	2,050,515
Total		3,957,046
Semiconductors & Semiconductor Equipment 2.2%
Entegris, Inc.(a)	176,640	3,161,856
IXYS Corp.	143,751	1,710,637
MACOM Technology Solutions Holdings, Inc.(a)	52,473	2,428,450
Silicon Laboratories, Inc.(a)	24,470	1,590,550
Total		8,891,493
Software 0.7%
MicroStrategy, Inc., Class A(a)	7,780	1,535,772
Silver Spring Networks, Inc.(a)	105,738	1,407,373
Total		2,943,145
Technology Hardware, Storage & Peripherals 0.3%
Stratasys Ltd.(a)	76,674	1,268,188
Total Information Technology		35,331,252
MATERIALS 5.4%
Chemicals 1.5%
Flotek Industries, Inc.(a)	156,560	1,470,098
Olin Corp.	101,840	2,608,123
Tronox Ltd., Class A	205,322	2,116,870
Total		6,195,091

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.4%
Greif, Inc., Class A	31,215	1,601,642
Metals & Mining 2.9%
Allegheny Technologies, Inc.	122,510	1,951,584
Commercial Metals Co.	136,920	2,982,117
Ferroglobe PLC	236,840	2,564,977
Olympic Steel, Inc.	24,773	600,250
TimkenSteel Corp.(a)	106,020	1,641,190
Universal Stainless & Alloy Products, Inc.(a)	129,237	1,745,992
Total		11,486,110
Paper & Forest Products 0.6%
Louisiana-Pacific Corp.(a)	128,680	2,435,912
Total Materials		21,718,755
REAL ESTATE 6.3%
Equity Real Estate Investment Trusts (REITs) 6.3%
Chesapeake Lodging Trust	163,043	4,216,292
CoreCivic, Inc.	39,160	957,854
Cousins Properties, Inc.	209,101	1,779,450
EastGroup Properties, Inc.	24,669	1,821,559
GEO Group, Inc. (The)	41,020	1,473,849
Getty Realty Corp.	109,575	2,793,067
LaSalle Hotel Properties	121,090	3,689,612
National Health Investors, Inc.	18,367	1,362,280
Potlatch Corp.	48,197	2,007,405
Sunstone Hotel Investors, Inc.	339,782	5,181,675
Total		25,283,043
Total Real Estate		25,283,043
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.2%
magicJack VocalTec Ltd.(a)	114,115	781,688
Wireless Telecommunication Services 0.5%
Shenandoah Telecommunications Co.	70,264	1,918,207
Total Telecommunication Services		2,699,895
UTILITIES 1.0%
Electric Utilities 0.4%
IDACORP, Inc.	20,350	1,639,192

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 0.5%
Southwest Gas Corp.	30,821	2,361,505
Water Utilities 0.1%
Consolidated Water Co., Ltd.	19,342	209,861
Total Utilities		4,210,558
Total Common Stocks (Cost: $332,507,217)		399,569,497

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 Value ETF	10,220	1,215,567
Total Exchange-Traded Funds (Cost: $1,223,741)		1,215,567

Money Market Funds 0.8%

Columbia Short-Term Cash Fund, 0.594%(b)(c)	3,373,438	3,373,438
Total Money Market Funds (Cost: $3,373,486)		3,373,438
Total Investments (Cost: $337,104,444)		404,158,502
Other Assets & Liabilities, Net		28,073
Net Assets		404,186,575

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,915,326	98,459,373	(104,001,309)	96	3,373,486	19,057	3,373,438

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	41,265,157	—	—	41,265,157
Consumer Staples	8,422,355	—	—	8,422,355
Energy	29,563,016	—	—	29,563,016
Financials	143,452,812	—	—	143,452,812
Health Care	36,301,761	—	—	36,301,761
Industrials	51,320,893	—	—	51,320,893
Information Technology	35,331,252	—	—	35,331,252
Materials	21,718,755	—	—	21,718,755
Real Estate	25,283,043	—	—	25,283,043
Telecommunication Services	2,699,895	—	—	2,699,895
Utilities	4,210,558	—	—	4,210,558
Total Common Stocks	399,569,497	—	—	399,569,497
Exchange-Traded Funds	1,215,567	—	—	1,215,567
Investments measured at net asset value
Money Market Funds	—	—	—	3,373,438
Total Investments	400,785,064	—	—	404,158,502

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $333,730,958)	$400,785,064
Affiliated issuers (identified cost $3,373,486)	3,373,438
Total investments (identified cost $337,104,444)	404,158,502
Receivable for:
Capital shares sold	136,776
Dividends	618,785
Expense reimbursement due from Investment Manager	20,798
Prepaid expenses	1,837
Trustees' deferred compensation plan	54,774
Total assets	404,991,472
Liabilities
Payable for:
Investments purchased	139,893
Capital shares purchased	144,016
Management services fees	288,054
Distribution and/or service fees	81,456
Transfer agent fees	19,865
Compensation of board members	1,218
Chief compliance officer expenses	39
Printing and postage fees	44,207
Other expenses	31,375
Trustees' deferred compensation plan	54,774
Total liabilities	804,897
Net assets applicable to outstanding capital stock	$404,186,575
Represented by
Paid-in capital	$311,102,353
Undistributed net investment income	1,302,903
Accumulated net realized gain	24,727,261
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	67,054,106
Investments — affiliated issuers	(48)
Total — representing net assets applicable to outstanding capital stock	$404,186,575
Class 1
Net assets	$6,081,242
Shares outstanding	318,171
Net asset value per share	$19.11
Class 2
Net assets	$398,105,333
Shares outstanding	20,944,504
Net asset value per share	$19.01

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$5,306,246
Dividends — affiliated issuers	19,057
Foreign taxes withheld	(2,187)
Total income	5,323,116
Expenses:
Management services fees	2,987,029
Distribution and/or service fees
Class 2	843,810
Transfer agent fees
Class 1	3,487
Class 2	202,509
Compensation of board members	23,618
Custodian fees	18,555
Printing and postage fees	101,954
Audit fees	26,015
Legal fees	8,014
Chief compliance officer expenses	156
Other	1,335
Total expenses	4,216,482
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(191,105)
Total net expenses	4,025,377
Net investment income	1,297,739
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,190,407
Investments — affiliated issuers	96
Foreign currency translations	(23)
Net realized gain	25,190,480
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	76,572,545
Investments — affiliated issuers	(48)
Foreign currency translations	20
Net change in unrealized appreciation	76,572,517
Net realized and unrealized gain	101,762,997
Net increase in net assets resulting from operations	$103,060,736

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$1,297,739	$1,150,886
Net realized gain	25,190,480	34,035,482
Net change in unrealized appreciation (depreciation)	76,572,517	(56,973,737)
Net increase (decrease) in net assets resulting from operations	103,060,736	(21,787,369)
Distributions to shareholders
Net investment income
Class 1	(37,766)	(54,657)
Class 2	(1,313,929)	(1,997,714)
Net realized gains
Class 1	(581,164)	(447,373)
Class 2	(33,428,352)	(23,054,939)
Total distributions to shareholders	(35,361,211)	(25,554,683)
Increase (decrease) in net assets from capital stock activity	10,257,528	(2,465,863)
Total increase (decrease) in net assets	77,957,053	(49,807,915)
Net assets at beginning of year	326,229,522	376,037,437
Net assets at end of year	$404,186,575	$326,229,522
Undistributed net investment income	$1,302,903	$1,356,882

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	103,884	1,683,944	33,534	579,664
Distributions reinvested	38,951	618,930	29,549	502,030
Redemptions	(202,030)	(3,361,239)	(80,443)	(1,417,603)
Net decrease	(59,195)	(1,058,365)	(17,360)	(335,909)
Class 2 shares
Subscriptions	1,898,391	30,558,768	1,157,841	20,033,756
Distributions reinvested	2,196,099	34,742,281	1,480,653	25,052,653
Redemptions	(3,239,544)	(53,985,156)	(2,665,425)	(47,216,363)
Net increase (decrease)	854,946	11,315,893	(26,931)	(2,129,954)
Total net increase (decrease)	795,751	10,257,528	(44,291)	(2,465,863)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$16.02	$18.42	$20.46	$15.41		$14.59
Income from investment operations:
Net investment income	0.10	0.10	0.16	0.11		0.16
Net realized and unrealized gain (loss)	4.82	(1.15)	0.46	5.14		1.44
Total from investment operations	4.92	(1.05)	0.62	5.25		1.60
Less distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.12)	(0.20)		(0.07)
Net realized gains	(1.72)	(1.20)	(2.54)	—		(0.71)
Total distributions to shareholders	(1.83)	(1.35)	(2.66)	(0.20)		(0.78)
Net asset value, end of period	$19.11	$16.02	$18.42	$20.46		$15.41
Total return	33.04%	(6.12%)	3.28%	34.22%		11.40%
Ratios to average net assets(a)
Total gross expenses	0.98%	0.98%	0.98%	0.98	%(b)	1.00%
Total net expenses(c)	0.93%	0.93%	0.88%	0.88	%(b)	0.88%
Net investment income	0.60%	0.56%	0.81%	0.63%		1.06%
Supplemental data
Net assets, end of period (in thousands)	$6,081	$6,045	$7,270	$8,084		$20,532
Portfolio turnover	62%	64%	51%	58%		49%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$15.94	$18.33	$20.39	$15.36		$14.54
Income from investment operations:
Net investment income	0.06	0.06	0.12	0.09		0.14
Net realized and unrealized gain (loss)	4.80	(1.14)	0.46	5.12		1.43
Total from investment operations	4.86	(1.08)	0.58	5.21		1.57
Less distributions to shareholders:
Net investment income	(0.07)	(0.11)	(0.10)	(0.18)		(0.04)
Net realized gains	(1.72)	(1.20)	(2.54)	—		(0.71)
Total distributions to shareholders	(1.79)	(1.31)	(2.64)	(0.18)		(0.75)
Net asset value, end of period	$19.01	$15.94	$18.33	$20.39		$15.36
Total return	32.74%	(6.32%)	3.05%	34.04%		11.25%
Ratios to average net assets(a)
Total gross expenses	1.23%	1.23%	1.23%	1.23	%(b)	1.25%
Total net expenses(c)	1.18%	1.18%	1.10%	1.03	%(b)	1.03%
Net investment income	0.37%	0.32%	0.60%	0.51%		0.93%
Supplemental data
Net assets, end of period (in thousands)	$398,105	$320,184	$368,768	$379,959		$298,663
Portfolio turnover	62%	64%	51%	58%		49%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $827,761, and the administrative services fee paid to the Investment Manager was $83,824.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.93%
Class 2	1.18

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(23)
Accumulated net realized gain	23

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$1,351,695	$2,978,434
Long-term capital gains	34,009,516	22,576,249
Total	$35,361,211	$25,554,683

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,764,016
Undistributed long-term capital gains	14,516,703
Net unrealized appreciation	66,853,882

At December 31, 2016, the cost of investments for federal income tax purposes was $337,304,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$89,868,346
Unrealized depreciation	(23,014,464)
Net unrealized appreciation	$66,853,882

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $213,205,752 and $234,298,699, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the

Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge.

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Shareholder Concentration Risk

At December 31, 2016, three unaffiliated shareholders of record owned 94.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Cap Value Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	99.53%
Capital Gain Dividend	$15,326,926

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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32

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1501 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	18
Consolidated Statement of Changes in Net Assets	19
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned -9.09% over the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.27% for the same time period.

■  The Fund's strongest gains came from fixed income. Currencies, commodities and equities detracted from Fund results.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/12	-8.90	2.91
Class 2	04/30/12	-9.09	2.66
Citi Three-Month U.S. Treasury Bill Index		0.27	0.09

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Ari Levine, M.S.

Portfolio Holdings (%) (at December 31, 2016)
Money Market Funds	66.5
Treasury Bills	28.2
Other Assets & Liabilities	5.3
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund's investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At December 31, 2016, approximately 88% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2016, the Fund's Class 2 shares returned -9.09%. The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.27% for the same time period. During 2016, the Fund's strongest gains came from fixed income. Currencies, commodities and equities detracted from Fund results.

Fund Strategy

The Fund pursues an actively-managed futures strategy, investing in a diverse portfolio of futures and forward contracts across global equity, fixed-income, currency and commodity markets. The Fund uses both short- and long-term trend signals in an effort to profit from different types of trends that occur in these markets. Trend following can be described simply as going long in markets that have been rising in price and going short in markets that have been falling in price. In addition to trend-following signals, we incorporate signals that seek to identify overextended trends to help us reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

Market Themes

Within the Fund, equities detracted as global equity markets began a correction at the start of the year only to sharply reverse a number of times through the end of the year. Significant shifts in sentiment created a difficult environment for trend following in equities. Trend following in commodities was another key detractor from Fund performance, as most markets reversed their long-term bearish trends early in the year and exhibited choppiness thereafter. Currencies also detracted from Fund performance during the period, as many currencies were susceptible to the sentiment shifts that affected equities, as well as some of the reversals in commodities, which affected commodity sensitive currencies. For the year as a whole, the reversals in the U.S. dollar were the primary driver of losses, as a large sell-off late in the first quarter set the stage for a bearish view of the U.S. dollar through the third quarter. The dollar reversed sharply in the fourth quarter as the Fed shifted focus towards a rate hike and the U.S. election accelerated these directional shifts.

Significant Performance Factors

The largest positive contributors to Fund performance were the Japanese yen vs. British pound, the Japanese 10-Year Government bonds and the

Annual Report 2016
4

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Japanese yen vs. U.S. dollar. Gold, copper and the Nasdaq 100 Index detracted from returns.

Changes in Portfolio Positioning

Within equities, the Fund ended broadly long across geographies, with a third of long exposure coming from U.S. equity markets. Within fixed income, the Fund ended the period long in German bond futures and short in U.S. bond futures and Eurodollar futures.

Within currencies, the Fund ended the period long in the U.S. dollar, short in the euro and slightly short in the Japanese yen. Within commodities, the Fund ended the period long in energies and base metals and short in livestock.

Positioning is a function of market returns, since a trend following strategy is reactive to past returns. Changes in asset allocation are a function of how attractive trends are within an asset class. In the long-term, we manage a balanced asset allocation; we have generally maintained an average negative predicted beta to equities during the first half of the year, and a positive predicted beta in the second half of the year, in line with the shift in sentiment we observed.

Fund Achieved Exposures with Derivative Securities

All of the Fund's exposures are achieved using derivative securities. We trade futures, forwards and swaps across the four major asset classes, equities, commodities, fixed income and foreign exchange. The Fund uses these instruments to gain economic exposure to the markets it wishes to trade. Given the way these derivatives work, the Fund is heavily in cash at all times and uses some percentage, usually between 10% and 20% of that cash as collateral to support its derivative positions. The portfolio's gains came from the derivatives it trades.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	22.7	(138.8)	(116.1)
Commodities Derivative Contracts	8.3	(1.7)	6.6
Equity Derivative Contracts	15.8	(0.3)	15.5
Foreign Currency Derivative Contracts	34.6	(40.6)	(6.0)
Total Notional Market Value of Derivative Contracts	81.4	(181.4)	(100.0)

(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

Annual Report 2016
5

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	900.20	1,018.95	5.75	6.11	1.21
Class 2	1,000.00	1,000.00	899.10	1,017.70	6.93	7.36	1.46

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
6

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Treasury Bills 28.2%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 01/05/17	0.250%	1,805,000	1,804,925
01/26/17	0.350%	36,518,001	36,508,461
02/02/17	0.400%	22,864,000	22,855,384
02/09/17	0.460%	1,239,000	1,238,358
02/16/17	0.460%	4,830,000	4,827,059
03/23/17	0.480%	186,000	185,796
06/01/17	0.620%	9,166,000	9,142,333
06/15/17	0.600%	2,278,000	2,271,733
06/22/17	0.620%	2,152,000	2,145,706
Total Treasury Bills (Cost: $80,977,818)			80,979,755

Money Market Funds 66.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(b)	119,726,635	119,726,635
JPMorgan Prime Money Market Fund, Capital Shares, 0.856%(a)	34,989,503	35,000,000
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Shares, 0.368%(a)(c)	36,897,877	36,897,877
Total Money Market Funds (Cost: $191,624,863)		191,624,512
Total Investments (Cost: $272,602,681)		272,604,267
Other Assets & Liabilities, Net		15,384,565
Net Assets		287,988,832

At December 31, 2016, securities and cash totaling $20,008,517 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	01/04/2017	4,066,000	JPY	34,826	USD	37	—
Citi	01/04/2017	1,092,000	NZD	759,483	USD	871	—
Citi	01/04/2017	34,840	USD	4,066,000	JPY	—	(51)
Citi	01/04/2017	758,177	USD	1,092,000	NZD	435	—
Citi	01/05/2017	27,297,000	JPY	234,033	USD	462	—
Citi	01/05/2017	1,091,000	NZD	758,679	USD	789	—
Citi	01/05/2017	233,794	USD	27,297,000	JPY	—	(223)
Citi	01/05/2017	760,077	USD	1,091,000	NZD	—	(2,187)
Citi	03/15/2017	4,282,000	AUD	3,097,770	USD	12,989	—
Citi	03/15/2017	13,132,000	AUD	9,401,569	USD	—	(58,812)
Citi	03/15/2017	3,272,000	BRL	924,779	USD	—	(61,098)
Citi	03/15/2017	1,167,000	CAD	876,882	USD	6,984	—
Citi	03/15/2017	5,875,000	CAD	4,342,384	USD	—	(36,923)
Citi	03/15/2017	348,000	CHF	344,289	USD	1,028	—
Citi	03/15/2017	134,000	CHF	131,166	USD	—	(1,010)
Citi	03/15/2017	44,489,000	CLP	66,269	USD	175	—
Citi	03/15/2017	759,483,000	CLP	1,120,777	USD	—	(7,524)
Citi	03/15/2017	551,447,000	COP	177,086	USD	—	(4,367)
Citi	03/15/2017	27,515,000	EUR	29,372,534	USD	306,790	—
Citi	03/15/2017	6,831,000	EUR	7,154,914	USD	—	(61,080)
Citi	03/15/2017	8,338,000	GBP	10,451,828	USD	158,096	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
7

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	03/15/2017	1,786,000	GBP	2,192,127	USD	—	(12,791)
Citi	03/15/2017	4,299,000	HKD	554,727	USD	184	—
Citi	03/15/2017	3,845,379,000	IDR	282,363	USD	505	—
Citi	03/15/2017	2,415,157,000	IDR	176,136	USD	—	(890)
Citi	03/15/2017	5,252,000	ILS	1,378,524	USD	12,419	—
Citi	03/15/2017	2,020,000	ILS	523,913	USD	—	(1,512)
Citi	03/15/2017	14,540,000	INR	212,556	USD	189	—
Citi	03/15/2017	71,574,000	INR	1,040,127	USD	—	(5,262)
Citi	03/15/2017	1,002,959,000	JPY	8,760,066	USD	148,603	—
Citi	03/15/2017	563,701,000	JPY	4,785,087	USD	—	(54,882)
Citi	03/15/2017	16,941,840,000	KRW	14,451,465	USD	421,232	—
Citi	03/15/2017	271,237,000	KRW	224,484	USD	—	(138)
Citi	03/15/2017	24,328,000	MXN	1,175,692	USD	13,087	—
Citi	03/15/2017	145,057,000	MXN	6,899,691	USD	—	(32,402)
Citi	03/15/2017	7,708,000	NOK	901,363	USD	8,338	—
Citi	03/15/2017	68,623,000	NOK	7,914,057	USD	—	(36,392)
Citi	03/15/2017	16,900,000	NZD	12,020,080	USD	304,323	—
Citi	03/15/2017	841,000	NZD	582,210	USD	—	(805)
Citi	03/15/2017	162,860,000	PHP	3,236,694	USD	—	(13,800)
Citi	03/15/2017	9,551,000	PLN	2,291,878	USD	12,304	—
Citi	03/15/2017	24,695,000	PLN	5,867,970	USD	—	(26,083)
Citi	03/15/2017	314,965,000	SEK	34,360,065	USD	—	(355,098)
Citi	03/15/2017	3,765,000	SGD	2,643,135	USD	44,217	—
Citi	03/15/2017	40,000	SGD	27,550	USD	—	(62)
Citi	03/15/2017	38,004,000	TRY	10,792,235	USD	177,119	—
Citi	03/15/2017	16,353,000	TRY	4,550,283	USD	—	(17,367)
Citi	03/15/2017	16,165,000	TWD	502,656	USD	3,685	—
Citi	03/15/2017	8,818,412	USD	11,896,000	AUD	—	(248,455)
Citi	03/15/2017	6,123,519	USD	21,410,000	BRL	327,466	—
Citi	03/15/2017	384,204	USD	518,000	CAD	1,920	—
Citi	03/15/2017	27,719,424	USD	36,410,000	CAD	—	(578,905)
Citi	03/15/2017	2,665,676	USD	1,804,888,000	CLP	15,696	—
Citi	03/15/2017	647,899	USD	428,173,000	CLP	—	(11,798)
Citi	03/15/2017	702,470	USD	2,151,120,000	COP	5,352	—
Citi	03/15/2017	445,505	USD	1,348,374,000	COP	—	(1,826)
Citi	03/15/2017	1,587,884	USD	1,513,000	EUR	10,388	—
Citi	03/15/2017	23,739,628	USD	22,177,000	EUR	—	(312,734)
Citi	03/15/2017	6,136,292	USD	4,831,000	GBP	—	(172,150)
Citi	03/15/2017	571,512	USD	4,430,000	HKD	—	(71)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
8

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	03/15/2017	1,536,505	USD	21,274,568,119	IDR	22,877	—
Citi	03/15/2017	1,770,851	USD	23,997,550,881	IDR	—	(11,879)
Citi	03/15/2017	1,834,871	USD	6,990,000	ILS	—	(16,692)
Citi	03/15/2017	2,239,495	USD	154,570,676	INR	18,119	—
Citi	03/15/2017	2,639,254	USD	179,739,212	INR	—	(14,036)
Citi	03/15/2017	221,146	USD	26,035,000	JPY	2,392	—
Citi	03/15/2017	869,858	USD	99,706,000	JPY	—	(13,777)
Citi	03/15/2017	9,086,525	USD	10,629,845,000	KRW	—	(283,515)
Citi	03/15/2017	2,160,164	USD	44,823,000	MXN	—	(18,129)
Citi	03/15/2017	20,231,720	USD	169,949,000	NOK	—	(541,954)
Citi	03/15/2017	948,257	USD	1,378,000	NZD	7,028	—
Citi	03/15/2017	40,480,070	USD	57,089,000	NZD	—	(903,688)
Citi	03/15/2017	1,104,678	USD	55,846,000	PHP	9,942	—
Citi	03/15/2017	61,084	USD	3,056,000	PHP	—	(89)
Citi	03/15/2017	2,393,669	USD	10,142,000	PLN	26,963	—
Citi	03/15/2017	302,793	USD	1,268,000	PLN	—	(154)
Citi	03/15/2017	16,509,513	USD	151,807,000	SEK	222,521	—
Citi	03/15/2017	2,667,151	USD	24,124,000	SEK	—	(8,225)
Citi	03/15/2017	1,283,426	USD	1,836,000	SGD	—	(16,065)
Citi	03/15/2017	388,617	USD	1,396,000	TRY	1,308	—
Citi	03/15/2017	1,073,624	USD	3,838,000	TRY	—	(1,610)
Citi	03/15/2017	1,536,466	USD	48,836,000	TWD	—	(29,027)
Citi	03/15/2017	10,722,519	USD	153,502,000	ZAR	307,646	—
Citi	03/15/2017	106,573	USD	1,480,000	ZAR	—	(225)
Citi	03/15/2017	106,000	ZAR	7,646	USD	29	—
Citi	03/15/2017	271,000	ZAR	19,443	USD	—	(30)
Citi	03/16/2017	425,295,000	HUF	1,459,389	USD	9,072	—
Citi	03/16/2017	1,101,680,000	HUF	3,725,113	USD	—	(31,774)
Citi	03/16/2017	2,320,194	USD	687,236,118	HUF	23,379	—
Citi	03/16/2017	4,502,638	USD	1,313,002,882	HUF	—	(25,109)
Total						2,646,959	(4,032,676)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Amsterdam IDX	29	EUR	2,949,505	01/2017	61,855	—
Brent Crude	95	USD	5,397,900	01/2017	112,524	—
C$ Currency	72	USD	5,357,880	03/2017	—	(128,233)
CAC40 Index	61	EUR	3,122,614	01/2017	46,105	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
9

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Copper	5	USD	691,844	03/2017	—	(34,483)
Copper	96	USD	6,013,200	03/2017	11,248	—
Corn	16	USD	281,600	03/2017	—	(6,416)
DAX Index	24	EUR	7,241,182	03/2017	104,384	—
DJIA Mini E-CBOT	103	USD	10,155,800	03/2017	—	(945)
EURO STOXX 50	183	EUR	6,312,650	03/2017	105,230	—
Euro-Bobl	265	EUR	37,276,404	03/2017	187,742	—
Euro-Bund	2	EUR	345,585	03/2017	—	(341)
Euro-Schatz	270	EUR	31,914,571	03/2017	25,474	—
FTSE 100 Index	83	GBP	7,211,387	03/2017	175,416	—
FTSE/MIB Index	19	EUR	1,920,534	03/2017	31,989	—
IBEX 35 Index	13	EUR	1,274,488	01/2017	—	(1,090)
Low Sulphur Gasoil	118	USD	5,956,050	02/2017	212,554	—
MSCI Singapore IX ETS	22	SGD	485,834	01/2017	—	(3,348)
Mini MSCI EAFE Index	16	USD	1,340,480	03/2017	538	—
NASDAQ 100 E-mini	73	USD	7,101,440	03/2017	—	(20,239)
NY Harbor ULSD	86	USD	6,242,258	01/2017	225,705	—
Natural Gas	40	USD	1,489,600	01/2017	61,709	—
New Zealand $	171	USD	11,840,040	03/2017	—	(451,446)
Nickel	17	USD	1,021,122	03/2017	—	(181,245)
Nikkei 225	16	JPY	2,614,759	03/2017	58,895	—
OMXS30 Index	204	SEK	3,401,269	01/2017	—	(53,072)
Primary Aluminum	43	USD	1,819,706	03/2017	—	(72,421)
RBOB Gasoline	62	USD	4,351,024	01/2017	269,303	—
Russell 2000 Mini	65	USD	4,409,925	03/2017	—	(69,750)
S&P 500 E-mini	65	USD	7,267,650	03/2017	—	(53,265)
S&P Mid 400 E-mini	31	USD	5,143,210	03/2017	—	(83,773)
S&P/TSX 60 Index	92	CAD	12,291,334	03/2017	401	—
SPI 200 Index	74	AUD	7,517,682	03/2017	145,469	—
Silver	11	USD	879,395	03/2017	—	(38,433)
Soybean Meal	35	USD	1,108,100	03/2017	—	(14,555)
Sugar #11	74	USD	1,616,989	02/2017	—	(319,172)
TOPIX Index	29	JPY	3,766,588	03/2017	22,169	—
WTI Crude	66	USD	3,545,520	01/2017	83,066	—
Zinc	14	USD	900,900	03/2017	—	(118,779)
Total			223,578,019		1,941,776	(1,651,006)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
10

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
3-Month Euro Euribor	(108)	EUR	(28,506,826)	06/2017	—	(7,986)
3-Month Euro Euribor	(151)	EUR	(39,848,818)	09/2017	—	(7,268)
3-Month Euro Euribor	(132)	EUR	(34,829,518)	12/2017	—	(7,757)
3-Month Euro Euribor	(131)	EUR	(34,558,763)	03/2018	—	(13,870)
3-Month Euro Euribor	(124)	EUR	(32,707,217)	06/2018	—	(13,403)
3-Month Euro Euribor	(99)	EUR	(26,107,809)	09/2018	—	(17,832)
3-Month Euro Euribor	(53)	EUR	(13,973,421)	12/2018	—	(5,824)
90-Day Euro$	(238)	USD	(58,783,025)	06/2017	55,174	—
90-Day Euro$	(238)	USD	(58,693,775)	09/2017	96,960	—
90-Day Euro$	(197)	USD	(48,501,400)	12/2017	94,716	—
90-Day Euro$	(184)	USD	(45,245,600)	03/2018	85,965	—
90-Day Euro$	(170)	USD	(41,752,000)	06/2018	60,083	—
90-Day Euro$	(152)	USD	(37,287,500)	09/2018	44,992	—
90-Day Euro$	(137)	USD	(33,565,000)	12/2018	26,119	—
90-Day Sterling	(87)	GBP	(13,346,058)	06/2017	—	(2,388)
90-Day Sterling	(68)	GBP	(10,429,306)	09/2017	—	(5,249)
90-Day Sterling	(34)	GBP	(5,213,082)	12/2017	—	(5,468)
90-Day Sterling	(11)	GBP	(1,685,908)	03/2018	—	(1,956)
90-Day Sterling	(21)	GBP	(3,217,257)	06/2018	—	(1,407)
90-Day Sterling	(16)	GBP	(2,450,011)	09/2018	—	(503)
AUD/USD Currency	(16)	USD	(1,152,320)	03/2017	—	(1,129)
Australian 10-Year Bond	(40)	AUD	(3,687,417)	03/2017	—	(20,071)
Australian 3-Year Bond	(464)	AUD	(37,324,296)	03/2017	64,619	—
BP Currency	(178)	USD	(13,748,275)	03/2017	323,326	—
Banker's Acceptance	(49)	CAD	(9,039,353)	03/2017	1,945	—
Banker's Acceptance	(171)	CAD	(31,532,762)	06/2017	2,978	—
Banker's Acceptance	(154)	CAD	(28,380,721)	09/2017	—	(7,776)
Canadian Government 10-Year Bond	(28)	CAD	(2,868,089)	03/2017	—	(6,386)
Cocoa ICE	(71)	GBP	(1,515,507)	03/2017	239,290	—
Euro CHF 3-Month ICE	(26)	CHF	(6,432,338)	06/2017	1,391	—
Euro CHF 3-Month ICE	(20)	CHF	(4,947,461)	09/2017	2,071	—
Euro CHF 3-Month ICE	(14)	CHF	(3,462,192)	12/2017	1,062	—
Euro FX	(371)	USD	(49,036,925)	03/2017	1,174,401	—
Euro-Buxl 30-Year	(1)	EUR	(182,656)	03/2017	1,695	—
FTSE/JSE Top 40 Index	(1)	ZAR	(32,261)	03/2017	292	—
Gold 100 oz.	(1)	USD	(115,170)	02/2017	592	—
HRW Wheat	(33)	USD	(690,525)	03/2017	13,553	—
Lean Hogs	(6)	USD	(158,760)	02/2017	—	(26,418)
Platinum	(8)	USD	(362,280)	04/2017	5,595	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
11

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(74)	USD	(11,148,563)	03/2017	—	(59,268)
U.S. Treasury 10-Year Note	(182)	USD	(22,619,188)	03/2017	—	(17,543)
U.S. Treasury 2-Year Note	(555)	USD	(120,261,563)	03/2017	92,395	—
U.S. Treasury 5-Year Note	(305)	USD	(35,887,539)	03/2017	18,370	—
U.S. Ultra Bond	(52)	USD	(8,333,000)	03/2017	—	(40,403)
Total			(963,621,455)		2,407,584	(269,905)

Total Return Swap Contracts on Futures at December 31, 2016

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	Euro-Schatz Mar 17	03/08/2017	EUR	76,949,577	54,160	—
Barclays	Japanese 10-Year Government Bond Mar 17	03/13/2017	JPY	(11,569,283)	—	(1,597)
Barclays	Canadian Government 10-Year Bond Mar 17	03/22/2017	CAD	(3,380,248)	3,943	—
Barclays	Long Gilt Mar 17	03/29/2017	GBP	2,636,239	55,454	—
Citi	Cotton Mar 17	03/09/2017	USD	1,766,250	—	(30,540)
Citi	Soybean Oil Mar 17	03/14/2017	USD	2,807,460	—	(209,630)
Citi	Wheat Mar 17	03/14/2017	USD	(648,675)	13,405	—
Citi	Soybean Mar 17	03/14/2017	USD	7,530,000	—	(287,146)
Citi	Soybean Meal Mar 17	03/14/2017	USD	759,840	—	(11,210)
Citi	Wheat Mar 17	03/14/2017	USD	(6,528,000)	242,400	—
Citi	Cocoa Mar 17	03/16/2017	USD	(1,254,340)	264,392	—
Citi	Coffee Mar 17	03/21/2017	USD	411,150	—	(86,025)
JPMorgan	MSCI Taiwan Index Jan 17	01/23/2017	USD	5,707,080	70,786	—
JPMorgan	H-Shares Index Jan 17	01/26/2017	HKD	1,392,250	37,979	—
JPMorgan	Hang Seng Index Jan 17	01/26/2017	HKD	1,416,081	27,996	—
JPMorgan	Swiss Market Indexx Mar 17	03/17/2017	CHF	(2,167,053)	—	(48,971)
Total					770,515	(675,119)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	123,856,886	512,223,786	(516,354,133)	447	119,726,986	837,407	119,726,635

(c)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
12

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Currency Legend

AUD   Australian Dollar

BRL   Brazilian Real

CAD   Canadian Dollar

CHF   Swiss Franc

CLP   Chilean Peso

COP   Colombian Peso

EUR   Euro

GBP   British Pound

HKD   Hong Kong Dollar

HUF   Hungarian Forint

IDR   Indonesian Rupiah

ILS   Israeli Shekel

INR   Indian Rupee

JPY   Japanese Yen

KRW   Korean Won

MXN   Mexican Peso

NOK   Norwegian Krone

NZD   New Zealand Dollar

PHP   Philippine Peso

PLN   Polish Zloty

SEK   Swedish Krona

SGD   Singapore Dollar

TRY   Turkish Lira

TWD   Taiwan Dollar

USD   US Dollar

ZAR   South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
13

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
14

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Treasury Bills	80,979,755	—	—	80,979,755
Money Market Funds	71,897,877	—	—	71,897,877
Investments measured at net asset value
Money Market Funds	—	—	—	119,726,635
Total Investments	152,877,632	—	—	272,604,267
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,646,959	—	2,646,959
Futures Contracts	4,349,360	—	—	4,349,360
Swap Contracts	—	770,515	—	770,515
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,032,676)	—	(4,032,676)
Futures Contracts	(1,920,911)	—	—	(1,920,911)
Swap Contracts	—	(675,119)	—	(675,119)
Total	155,306,081	(1,290,321)	—	273,742,395

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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15

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $152,875,695)	$152,877,632
Affiliated issuers (identified cost $119,726,986)	119,726,635
Total investments (identified cost $272,602,681)	272,604,267
Cash	110,001
Foreign currency (identified cost $36,438)	36,410
Cash collateral held at broker	4,830,000
Margin deposits	13,280,639
Unrealized appreciation on forward foreign currency exchange contracts	2,646,959
Unrealized appreciation on swap contracts	770,515
Receivable for:
Investments sold	1,063,883
Capital shares sold	35,924
Dividends	80,971
Variation margin	272,003
Prepaid expenses	1,687
Trustees' deferred compensation plan	19,446
Total assets	295,752,705
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,032,676
Unrealized depreciation on swap contracts	675,119
Payable for:
Investments purchased	1,558,961
Capital shares purchased	12,446
Collateral and deposits	160,000
Variation margin	1,242,757
Management services fees	8,685
Distribution and/or service fees	235
Transfer agent fees	474
Compensation of board members	1,175
Chief compliance officer expenses	35
Other expenses	51,864
Trustees' deferred compensation plan	19,446
Total liabilities	7,763,873
Net assets applicable to outstanding capital stock	$287,988,832

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Represented by
Paid-in capital	$350,783,048
Excess of distributions over net investment income	(50,007,626)
Accumulated net realized loss	(13,842,773)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,937
Investments — affiliated issuers	(351)
Foreign currency translations	(83,531)
Forward foreign currency exchange contracts	(1,385,717)
Futures contracts	2,428,449
Swap contracts	95,396
Total — representing net assets applicable to outstanding capital stock	$287,988,832
Class 1
Net assets	$253,548,307
Shares outstanding	32,287,353
Net asset value per share	$7.85
Class 2
Net assets	$34,440,525
Shares outstanding	4,391,248
Net asset value per share	$7.84

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$1,588
Dividends — affiliated issuers	837,407
Interest	358,205
Total income	1,197,200
Expenses:
Management services fees	3,387,825
Distribution and/or service fees
Class 2	85,407
Transfer agent fees
Class 1	164,293
Class 2	20,498
Compensation of board members	23,075
Custodian fees	34,073
Printing and postage fees	23,313
Audit fees	39,746
Legal fees	6,999
Chief compliance officer expenses	145
Other	12,337
Total expenses	3,797,711
Net investment loss	(2,600,511)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	447
Foreign currency translations	64,376
Forward foreign currency exchange contracts	(2,911,412)
Futures contracts	(23,755,928)
Swap contracts	(190,309)
Net realized loss	(26,792,826)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	495
Investments — affiliated issuers	(351)
Foreign currency translations	(90,483)
Forward foreign currency exchange contracts	(342,064)
Futures contracts	769,402
Swap contracts	579,776
Net change in unrealized appreciation	916,775
Net realized and unrealized loss	(25,876,051)
Net decrease in net assets from operations	$(28,476,562)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment loss	$(2,600,511)	$(4,011,973)
Net realized gain (loss)	(26,792,826)	28,672,431
Net change in unrealized appreciation (depreciation)	916,775	(20,570,968)
Net increase (decrease) in net assets resulting from operations	(28,476,562)	4,089,490
Distributions to shareholders
Net investment income
Class 1	(15,260,594)	(49,859,467)
Class 2	(1,813,356)	(2,849,028)
Total distributions to shareholders	(17,073,950)	(52,708,495)
Increase (decrease) in net assets from capital stock activity	32,038,164	(71,083,830)
Total decrease in net assets	(13,512,348)	(119,702,835)
Net assets at beginning of year	301,501,180	421,204,015
Net assets at end of year	$287,988,832	$301,501,180
Excess of distributions over net investment income	$(50,007,626)	$(34,844,752)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	11,147	93,955	549,510	6,083,704
Distributions reinvested	1,746,063	15,260,594	5,491,131	49,859,467
Redemptions	(5,611)	(49,391)	(12,783,439)	(142,027,181)
Net increase (decrease)	1,751,599	15,305,158	(6,742,798)	(86,084,010)
Class 2 shares
Subscriptions	2,807,196	25,258,448	1,261,607	12,761,983
Distributions reinvested	207,478	1,813,356	313,770	2,849,028
Redemptions	(1,193,897)	(10,338,798)	(62,006)	(610,831)
Net increase	1,820,777	16,733,006	1,513,371	15,000,180
Total net increase (decrease)	3,572,376	32,038,164	(5,229,427)	(71,083,830)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
20

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.11	$10.99	$10.83	$10.43	$10.00
Income from investment operations:
Net investment loss	(0.07)	(0.11)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain (loss)	(0.69)	0.12	1.09	1.00	0.49
Increase from payment by affiliate	—	—	—	—	0.00	(b)
Total from investment operations	(0.76)	0.01	0.98	0.90	0.43
Less distributions to shareholders:
Net investment income	(0.50)	(1.89)	(0.16)	(0.42)	—
Net realized gains	—	—	(0.66)	(0.08)	—
Total distributions to shareholders	(0.50)	(1.89)	(0.82)	(0.50)	—
Net asset value, end of period	$7.85	$9.11	$10.99	$10.83	$10.43
Total return	(8.90%)	0.19%	10.34%	8.86%	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.21%	1.20%	1.19%	1.19%	1.20	%(e)
Total net expenses(f)	1.21%	1.20%	1.13%	1.03%	1.09	%(e)
Net investment loss	(0.82%)	(1.09%)	(1.06%)	(0.94%)	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$253,548	$278,128	$409,606	$450,391	$375,642
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.09	$10.97	$10.82	$10.41	$10.00
Income from investment operations:
Net investment loss	(0.09)	(0.13)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	(0.69)	0.12	1.08	1.00	0.49
Total from investment operations	(0.78)	(0.01)	0.95	0.88	0.41
Less distributions to shareholders:
Net investment income	(0.47)	(1.87)	(0.14)	(0.39)	—
Net realized gains	—	—	(0.66)	(0.08)	—
Total distributions to shareholders	(0.47)	(1.87)	(0.80)	(0.47)	—
Net asset value, end of period	$7.84	$9.09	$10.97	$10.82	$10.41
Total return	(9.09%)	(0.09%)	10.00%	8.71%	4.10%
Ratios to average net assets(b)
Total gross expenses	1.46%	1.46%	1.44%	1.46%	1.44	%(c)
Total net expenses(d)	1.46%	1.46%	1.39%	1.25%	1.34	%(c)
Net investment loss	(1.07%)	(1.34%)	(1.32%)	(1.17%)	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$34,441	$23,373	$11,598	$6,895	$3
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
22

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2016, the Subsidiary financial statement information is as follows:

% of consolidated fund net assets	23.22%
Net assets	$66,880,413
Net investment loss	$(516,116)
Net realized loss	$(14,173,616)
Net change in unrealized appreciation (depreciation)	$(932,151)

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively,

Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any

Annual Report 2016
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Annual Report 2016
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	752,743	*
Equity risk	Net assets — unrealized appreciation on swap contracts	136,761	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,646,959
Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	1,497,727	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	863,751	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	113,557	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,235,139	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	520,197	*
Total		7,766,834
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	285,482	*
Equity risk	Net assets — unrealized depreciation on swap contracts	48,971	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,032,676
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	580,808	*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	242,700	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,597	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	811,921	*
Commodity-related investment risk	Net assets — Unrealized depreciation on swap contracts	624,551	*
Total		6,628,706

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Annual Report 2016
27

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(12,608,981)	(1,475,980)	(14,084,961)
Equity risk	—	(13,453,818)	(2,060,468)	(15,514,286)
Foreign exchange risk	(2,911,412)	1,225,149	—	(1,686,263)
Interest rate risk	—	1,081,722	3,346,139	4,427,861
Total	(2,911,412)	(23,755,928)	(190,309)	(26,857,649)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(720,869)	(318,014)	(1,038,883)
Equity risk	—	251,093	255,646	506,739
Foreign exchange risk	(342,064)	377,006	—	34,942
Interest rate risk	—	862,172	642,144	1,504,316
Total	(342,064)	769,402	579,776	1,007,114

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	891,664,465
Futures contracts — Short	413,438,070
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	5,295,395	(5,799,643)
Total return swap contracts	1,071,454	(821,501)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Barclays ($)	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	2,646,959	—	—	2,646,959
OTC total return swap contracts on futures(b)	113,557	—	520,197	136,761	770,515
Total Assets	113,557	2,646,959	520,197	136,761	3,417,474

Annual Report 2016
28

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

	Barclays ($)	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	—	4,032,676	—	—	4,032,676
OTC total return swap contracts on futures(b)	1,597	—	624,551	48,971	675,119
Total Liabilities	1,597	4,032,676	624,551	48,971	4,707,795
Total Financial and Derivative Net Assets	111,960	(1,385,717)	(104,354)	87,790	(1,290,321)
Total collateral received (pledged)(c)	111,960	(1,385,717)	(104,354)	—	(1,378,111)
Net Amount(d)	—	—	—	87,790	87,790

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Annual Report 2016
29

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.95% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.10% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,049,958, and the administrative services fee paid to the Investment Manager was $82,350.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund's assets.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the

Annual Report 2016
30

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	1.71%	1.78%
Class 2	1.96	2.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, foreign currency transactions, investments in a commodity subsidiary and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,511,587
Accumulated net realized loss	(3,274,637)
Paid-in capital	(1,236,950)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$17,073,950	$52,708,495

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,532,271
Capital loss carryforwards	(38,294,301)
Net unrealized depreciation	(26,580,899)

At December 31, 2016, the cost of investments for federal income tax purposes was $303,424,686 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,566
Unrealized depreciation	(26,583,465)
Net unrealized depreciation	$(26,580,899)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2016
31

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	24,638,647
No expiration — long-term	13,655,654
Total	38,294,301

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2016, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Annual Report 2016
32

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 96.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
33

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — AQR Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
34

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
35

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
36

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
37

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
38

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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40

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016
41

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1538 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 2 shares returned 12.53% for the 12 months that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 11.32% during the same time period.

■  Stock selection in the health care, energy, materials and financials sectors contributed the most to the Fund's performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	12.74	11.92	6.03
Class 2	06/01/00	12.53	11.64	5.77
Russell 2000 Growth Index		11.32	13.74	7.76

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Daniel Cole, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang*

*Effective January 27, 2016, Mr. Narang no longer serves as a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
Veeva Systems Inc., Class A	2.2
Six Flags Entertainment Corp.	2.2
West Pharmaceutical Services, Inc.	2.2
Cognex Corp.	2.1
Paycom Software, Inc.	2.0
Fair Isaac Corp.	2.0
Match Group, Inc.	1.9
ICU Medical, Inc.	1.8
Chemed Corp.	1.6
Shopify, Inc., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	97.0
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 12.53%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 11.32% for the same time period. Fund performance was largely driven by stock selection, as we tend to maintain sector weights close to that of the benchmark. Stock selection in health care, energy, materials and financials were the top contributors to relative performance, while stock selection in consumer staples detracted the most from relative returns.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the stock market swooned again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in the third quarter in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and economic data turned almost unanimously positive. Steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors.

Contributors and Detractors

Stock selection in the health care sector was particularly strong, with top contributions from Align Technology and Tesaro. Align Technology manufactures Invisalign, a system of nearly invisible removable teeth aligners. Invisalign's steady disruption of the traditional use of "wires and brackets" by dentists has marched higher as each successive generation of the product has gotten better. In addition to product innovation, the company has done an excellent job of innovating the manufacturing process, thus making it increasingly difficult to copy once current patents begin to expire. Align Technology ended the year with a market capitalization well above $7 billion, and we harvested gains after many years of following the company's progress. Biotechnology firm Tesaro more than doubled on a single day during the fourth quarter, after

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

reporting strong data from a pivotal phase III ovarian cancer trial. In the energy sector, positions in Oasis Petroleum, which is engaged in the exploration and production of oil and natural gas in the Williston Basin in North Dakota and Montana, and WPX Energy, a petroleum and natural gas exploration company, aided relative results with substantial gains. Neither is in the benchmark.

The materials sector produced the Fund's top individual contributor, KapStone Paper and Packaging. The producer of containerboard and kraft paper reported solid earnings and pricing increases for 2017. In the financials sector, Webster Financial aided relative returns. In addition to its core banking business with branches in CT, MA, RI and NY, the company is one of the larger managers of Health Savings Accounts (HSAs) in the country. These HSA deposits provide Webster with a low cost and stable source of funds for the core business.

In the consumer staples sector, Sprouts Farmers Markets was the largest detractor from performance. The natural and organic market chain significantly lowered its earnings guidance because of heightened competition in the specialty grocer segment as well as pricing pressures. We're hopeful that the deflationary pressures that have prevailed for food prices for a longer-than-normal amount of time are now stabilizing and will provide a better industry backdrop. Sprout's core focus on fresh fruits and vegetables has been a key source of differentiation versus other grocers and has helped produce excellent store-level returns on capital for the company. Elsewhere in the portfolio, Ultragenyx Pharmaceutical, a biopharmaceutical firm focused on the treatment of rare diseases, particularly genetic diseases, declined in price due primarily to the broad decline in the biotech industry in 2016. The group was a particular focus during the presidential election cycle, based on fears of potential negative changes in drug pricing policy. This policy risk is of less concern to us because we're confident that early stage biotech companies that focus on innovating new, life-saving drugs will continue to provide unique opportunities for significant value creation.

At Period's End

We believe it is prudent to monitor factors such as interest rates, trade agreements, tax policy and regulations as a new economic cycle potentially unfolds. Most of all, we will continue to adhere to our bottom-up, fundamental research process to help us identify stocks that trade at substantial discounts to fair value, management teams that are committed to maximizing shareholder value and businesses with key competitive advantages that generate value over time.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	18.9
Consumer Staples	1.8
Energy	3.8
Financials	5.3
Health Care	26.7
Industrials	11.8
Information Technology	22.7
Materials	3.0
Real Estate	5.1
Telecommunication Services	0.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,118.10	1,020.35	4.92	4.70	0.93
Class 2	1,000.00	1,000.00	1,117.10	1,019.10	6.25	5.96	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 18.4%
Auto Components 1.1%
Cooper-Standard Holding, Inc.(a)	2,870	296,700
Hotels, Restaurants & Leisure 9.7%
Chuy's Holdings, Inc.(a)	2,295	74,473
Domino's Pizza Enterprises Ltd.	4,845	226,568
Extended Stay America, Inc.	22,312	360,339
Habit Restaurants, Inc. (The), Class A(a)	6,392	110,262
Papa John's International, Inc.	4,062	347,626
Planet Fitness, Inc., Class A	8,782	176,518
Red Rock Resorts, Inc., Class A	9,066	210,241
Six Flags Entertainment Corp.	9,823	588,987
Sonic Corp.	14,191	376,203
Wingstop, Inc.	5,937	175,676
Total		2,646,893
Internet & Direct Marketing Retail 0.2%
Liberty TripAdvisor Holdings, Inc., Class A(a)	3,865	58,168
Media 2.6%
IMAX Corp.(a)	9,604	301,566
Lions Gate Entertainment Corp.(a)	10,395	255,093
Nexstar Broadcasting Group, Inc., Class A	2,656	168,125
Total		724,784
Specialty Retail 4.3%
American Eagle Outfitters, Inc.	8,018	121,633
Five Below, Inc.(a)	6,985	279,120
Hibbett Sports, Inc.(a)	5,367	200,189
Monro Muffler Brake, Inc.	4,773	273,016
Pier 1 Imports, Inc.	16,550	141,337
Select Comfort Corp.(a)	6,545	148,048
Total		1,163,343
Textiles, Apparel & Luxury Goods 0.5%
G-III Apparel Group Ltd.(a)	4,675	138,193
Total Consumer Discretionary		5,028,081
CONSUMER STAPLES 1.7%
Beverages 0.9%
Coca-Cola Bottling Co. Consolidated	1,473	263,446

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
Sprouts Farmers Market, Inc.(a)	11,473	217,069
Total Consumer Staples		480,515
ENERGY 3.7%
Energy Equipment & Services 3.7%
Calfrac Well Services Ltd.	32,635	115,699
Independence Contract Drilling, Inc.(a)	13,535	90,684
Patterson-UTI Energy, Inc.	6,490	174,711
Pioneer Energy Services Corp.(a)	22,995	157,516
Precision Drilling Corp.(a)	37,810	206,064
Superior Energy Services, Inc.	7,940	134,027
Trican Well Service Ltd.(a)	36,555	125,240
Total		1,003,941
Total Energy		1,003,941
FINANCIALS 5.2%
Banks 1.5%
BankUnited, Inc.	5,275	198,815
Webster Financial Corp.	3,985	216,306
Total		415,121
Capital Markets 2.4%
Evercore Partners, Inc., Class A	3,145	216,061
MarketAxess Holdings, Inc.	1,691	248,442
Pzena Investment Management, Inc., Class A	16,136	179,271
Total		643,774
Thrifts & Mortgage Finance 1.3%
BofI Holding, Inc.(a)	12,787	365,069
Total Financials		1,423,964
HEALTH CARE 25.9%
Biotechnology 7.1%
ACADIA Pharmaceuticals, Inc.(a)	4,722	136,182
Alder Biopharmaceuticals, Inc.(a)	3,649	75,899
ARIAD Pharmaceuticals, Inc.(a)	14,757	183,577
Axovant Sciences Ltd.(a)	3,991	49,568
bluebird bio, Inc.(a)	1,581	97,548
Curis, Inc.(a)	28,004	86,252
Dynavax Technologies Corp.(a)	6,377	25,189

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Exact Sciences Corp.(a)	4,065	54,308
Halozyme Therapeutics, Inc.(a)	10,001	98,810
Insys Therapeutics, Inc.(a)	5,762	53,010
Keryx Biopharmaceuticals, Inc.(a)	23,944	140,312
Kite Pharma, Inc.(a)	3,153	141,381
MacroGenics, Inc.(a)	3,129	63,957
Puma Biotechnology, Inc.(a)	4,554	139,808
Ra Pharmaceuticals, Inc.(a)	6,931	105,282
Sage Therapeutics, Inc.(a)	1,256	64,131
Spark Therapeutics, Inc.(a)	2,467	123,103
TESARO, Inc.(a)	870	116,998
Ultragenyx Pharmaceutical, Inc.(a)	2,197	154,471
vTv Therapeutics, Inc., Class A(a)	10,667	51,522
Total		1,961,308
Health Care Equipment & Supplies 7.2%
Abaxis, Inc.	5,595	295,248
ABIOMED, Inc.(a)	2,089	235,388
ICU Medical, Inc.(a)	3,248	478,593
Natus Medical, Inc.(a)	5,047	175,636
NuVasive, Inc.(a)	3,157	212,656
West Pharmaceutical Services, Inc.	6,887	584,224
Total		1,981,745
Health Care Providers & Services 4.5%
Air Methods Corp.(a)	6,315	201,133
Chemed Corp.	2,661	426,851
HealthEquity, Inc.(a)	10,261	415,776
Molina Healthcare, Inc.(a)	3,366	182,639
Total		1,226,399
Health Care Technology 2.2%
Veeva Systems Inc., Class A(a)	14,661	596,703
Life Sciences Tools & Services 2.2%
INC Research Holdings, Inc. Class A(a)	6,083	319,966
Pra Health Sciences, Inc.(a)	5,008	276,041
Total		596,007
Pharmaceuticals 2.7%
Aerie Pharmaceuticals, Inc.(a)	2,397	90,727
Akorn, Inc.(a)	9,868	215,418

Common Stocks (continued)

Issuer	Shares	Value ($)
Impax Laboratories, Inc.(a)	13,537	179,365
Supernus Pharmaceuticals, Inc.(a)	9,933	250,808
Total		736,318
Total Health Care		7,098,480
INDUSTRIALS 11.5%
Aerospace & Defense 1.0%
Teledyne Technologies, Inc.(a)	2,263	278,349
Building Products 1.7%
Gibraltar Industries, Inc.(a)	3,718	154,855
Masonite International Corp.(a)	4,715	310,247
Total		465,102
Commercial Services & Supplies 2.7%
ARC Document Solutions, Inc.(a)	37,822	192,136
Casella Waste Systems, Inc., Class A(a)	22,772	282,600
Heritage-Crystal Clean, Inc.(a)	16,011	251,373
Total		726,109
Electrical Equipment 1.1%
Generac Holdings, Inc.(a)	7,334	298,787
Machinery 1.3%
Manitowoc Foodservice, Inc.(a)	8,940	172,810
Terex Corp.	6,184	194,982
Total		367,792
Marine 0.6%
Kirby Corp.(a)	2,562	170,373
Road & Rail 1.2%
Swift Transportation Co.(a)	13,695	333,610
Trading Companies & Distributors 1.9%
H&E Equipment Services, Inc.	9,600	223,200
SiteOne Landscape Supply, Inc.(a)	8,105	281,486
Total		504,686
Total Industrials		3,144,808
INFORMATION TECHNOLOGY 22.1%
Communications Equipment 1.3%
Acacia Communications, Inc.(a)	2,300	142,025
Finisar Corp.(a)	7,236	219,034
Total		361,059

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.1%
Cognex Corp.	8,947	569,208
Internet Software & Services 7.2%
GTT Communications, Inc.(a)	1,975	56,781
j2 Global, Inc.	3,147	257,425
Match Group, Inc.(a)	29,899	511,273
Mimecast Ltd.(a)	12,918	231,232
Shopify, Inc., Class A(a)	9,952	426,642
SPS Commerce, Inc.(a)	4,981	348,122
Xactly Corp.(a)	12,316	135,476
Total		1,966,951
IT Services 2.1%
EPAM Systems, Inc.(a)	2,271	146,048
Euronet Worldwide, Inc.(a)	5,877	425,671
Total		571,719
Semiconductors & Semiconductor Equipment 0.8%
Cirrus Logic, Inc.(a)	4,038	228,308
Software 8.6%
BroadSoft, Inc.(a)	8,794	362,752
CyberArk Software Ltd.(a)	7,162	325,871
Ellie Mae, Inc.(a)	3,163	264,680
Fair Isaac Corp.	4,471	533,033
Globant SA(a)	5,119	170,719
Paycom Software, Inc.(a)	11,855	539,284
Take-Two Interactive Software, Inc.(a)	3,045	150,088
Total		2,346,427
Total Information Technology		6,043,672
MATERIALS 3.0%
Chemicals 0.8%
Intrepid Potash, Inc.(a)	36,991	76,941
Trinseo SA	2,544	150,859
Total		227,800

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 1.6%
Summit Materials, Inc., Class A(a)	17,663	420,203
Metals & Mining 0.6%
Detour Gold Corp.(a)	6,265	85,344
Pan American Silver Corp.	5,100	76,857
Total		162,201
Total Materials		810,204
REAL ESTATE 4.9%
Equity Real Estate Investment Trusts (REITs) 4.9%
Coresite Realty Corp.	1,775	140,882
CyrusOne, Inc.	6,656	297,723
DuPont Fabros Technology, Inc.	5,181	227,601
National Storage Affiliates Trust	14,612	322,487
STORE Capital Corp.	14,735	364,102
Total		1,352,795
Total Real Estate		1,352,795
TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.9%
Cogent Communications Holdings, Inc.	5,674	234,620
Total Telecommunication Services		234,620
Total Common Stocks (Cost: $24,921,818)		26,621,080

Money Market Funds 3.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	816,416	816,416
Total Money Market Funds (Cost: $816,416)		816,416
Total Investments (Cost: $25,738,234)		27,437,496
Other Assets & Liabilities, Net		(72,268)
Net Assets		27,365,228

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	800,654	16,591,153	(16,575,359)	(32)	816,416	3,217	816,416

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	4,801,513	226,568	—	5,028,081
Consumer Staples	480,515	—	—	480,515
Energy	1,003,941	—	—	1,003,941
Financials	1,423,964	—	—	1,423,964
Health Care	7,098,480	—	—	7,098,480
Industrials	3,144,808	—	—	3,144,808
Information Technology	6,043,672	—	—	6,043,672
Materials	810,204	—	—	810,204
Real Estate	1,352,795	—	—	1,352,795
Telecommunication Services	234,620	—	—	234,620
Total Common Stocks	26,394,512	226,568	—	26,621,080
Investments measured at net asset value
Money Market Funds	—	—	—	816,416
Total Investments	26,394,512	226,568	—	27,437,496

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $24,921,818)	$26,621,080
Affiliated issuers (identified cost $816,416)	816,416
Total investments (identified cost $25,738,234)	27,437,496
Receivable for:
Investments sold	82,590
Dividends	10,718
Expense reimbursement due from Investment Manager	4,423
Prepaid expenses	145
Trustees' deferred compensation plan	33,296
Total assets	27,568,668
Liabilities
Payable for:
Investments purchased	42,295
Capital shares purchased	41,812
Management services fees	19,837
Distribution and/or service fees	103
Transfer agent fees	1,368
Compensation of board members	25,907
Chief compliance officer expenses	3
Audit fees	24,215
Printing and postage fees	11,625
Other expenses	2,979
Trustees' deferred compensation plan	33,296
Total liabilities	203,440
Net assets applicable to outstanding capital stock	$27,365,228
Represented by
Paid-in capital	$24,281,413
Excess of distributions over net investment income	(55,451)
Accumulated net realized gain	1,440,004
Unrealized appreciation (depreciation) on:
Investments -— unaffiliated issuers	1,699,262
Total — representing net assets applicable to outstanding capital stock	$27,365,228

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$26,911,561
Shares outstanding	1,757,354
Net asset value per share	$15.31
Class 2
Net assets	$453,667
Shares outstanding	30,767
Net asset value per share	$14.75

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$210,349
Dividends — affiliated issuers	3,217
Foreign taxes withheld	(216)
Total income	213,350
Expenses:
Management services fees	230,834
Distribution and/or service fees
Class 2	1,182
Transfer agent fees
Class 1	15,635
Class 2	284
Compensation of board members	19,373
Custodian fees	14,244
Printing and postage fees	29,137
Audit fees	27,015
Legal fees	613
Chief compliance officer expenses	12
Other	4,856
Total expenses	343,185
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(93,043)
Total net expenses	250,142
Net investment income	(36,792)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,654,790
Investments — affiliated issuers	(32)
Foreign currency translations	(212)
Net realized gain	1,654,546
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,569,748
Net change in unrealized appreciation	1,569,748
Net realized and unrealized gain	3,224,294
Net increase in net assets resulting from operations	$3,187,502

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(36,792)	$(146,339)
Net realized gain	1,654,546	5,567,948
Net change in unrealized appreciation (depreciation)	1,569,748	(4,135,163)
Net increase in net assets resulting from operations	3,187,502	1,286,446
Distributions to shareholders
Net realized gains
Class 1	(5,250,673)	(1,514,444)
Class 2	(96,539)	(22,735)
Total distributions to shareholders	(5,347,212)	(1,537,179)
Increase (decrease) in net assets from capital stock activity	1,551,337	(2,701,057)
Total decrease in net assets	(608,373)	(2,951,790)
Net assets at beginning of year	27,973,601	30,925,391
Net assets at end of year	$27,365,228	$27,973,601
Excess of distributions over net investment income	$(55,451)	$(52,968)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	106,399	1,667,671	114,143	2,075,724
Distributions reinvested	366,667	5,250,673	81,160	1,514,444
Redemptions	(346,728)	(5,365,548)	(353,910)	(6,362,994)
Net increase (decrease)	126,338	1,552,796	(158,607)	(2,772,826)
Class 2 shares
Subscriptions	5,656	83,761	10,999	192,275
Distributions reinvested	6,996	96,539	1,255	22,735
Redemptions	(12,171)	(181,759)	(8,332)	(143,241)
Net increase	481	(1,459)	3,922	71,769
Total net increase (decrease)	126,819	1,551,337	(154,685)	(2,701,057)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.85	$17.04	$18.20	$12.97	$11.58
Income from investment operations:
Net investment income (loss)	(0.02)	(0.08)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	1.93	0.82	(0.78)	5.34	1.41
Total from investment operations	1.91	0.74	(0.86)	5.25	1.39
Less distributions to shareholders:
Net investment income	—	—	—	(0.02)	—
Net realized gains	(3.45)	(0.93)	(0.30)	—	—
Total distributions to shareholders	(3.45)	(0.93)	(0.30)	(0.02)	—
Net asset value, end of period	$15.31	$16.85	$17.04	$18.20	$12.97
Total return	12.74%	3.83%	(4.64%)	40.47%	12.00%
Ratios to average net assets(a)
Total gross expenses	1.29%	1.17%	1.17%	1.14%	1.12%
Total net expenses(b)	0.94%	0.96%	0.96%	0.97%	0.99%
Net investment income (loss)	(0.13%)	(0.47%)	(0.50%)	(0.55%)	(0.13%)
Supplemental data
Net assets, end of period (in thousands)	$26,912	$27,479	$30,488	$38,072	$32,714
Portfolio turnover	183%	150%	138%	127%	116%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.34	$16.59	$17.77	$12.69	$11.36
Income from investment operations:
Net investment loss	(0.06)	(0.12)	(0.12)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	1.87	0.80	(0.76)	5.20	1.38
Total from investment operations	1.81	0.68	(0.88)	5.08	1.33
Less distributions to shareholders:
Net realized gains	(3.40)	(0.93)	(0.30)	—	—
Total distributions to shareholders	(3.40)	(0.93)	(0.30)	—	—
Net asset value, end of period	$14.75	$16.34	$16.59	$17.77	$12.69
Total return	12.53%	3.56%	(4.86%)	40.03%	11.71%
Ratios to average net assets(a)
Total gross expenses	1.54%	1.42%	1.43%	1.39%	1.42%
Total net expenses(b)	1.19%	1.21%	1.21%	1.22%	1.24%
Net investment loss	(0.38%)	(0.72%)	(0.75%)	(0.79%)	(0.44%)
Supplemental data
Net assets, end of period (in thousands)	$454	$495	$437	$471	$438
Portfolio turnover	183%	150%	138%	127%	116%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $65,979, and the administrative services fee paid to the Investment Manager was $6,681.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.93%	0.96%
Class 2	1.18	1.21

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 30, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, investments in partnerships, net operating loss reclassification, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$34,309
Accumulated net realized gain	(34,306)
Paid-in capital	(3)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 30,	2016	2015
Ordinary income	$2,721,753	$—
Long-term capital gains	2,625,459	1,537,179
Total	$5,347,212	$1,537,179

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,289,216
Undistributed long-term capital gains	284,102
Net unrealized appreciation	1,565,948

At December 30, 2016, the cost of investments for federal income tax purposes was $25,871,548 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,509,889
Unrealized depreciation	(943,941)
Net unrealized appreciation	$1,565,948

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $47,832,194 and $51,855,306, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation,

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Shareholder Concentration Risk

At December 31, 2016, two unaffiliated shareholders of record owned 79.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Company Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	0.02%
Capital Gain Dividend	$300,008

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1506 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	52
Trustees and Officers	53
Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned 9.05% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same time period.

■  During the same time period, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index returned 17.34%, the Citi Non-U.S. World Government Bond (All Maturities) Index (WGBI) — Unhedged returned 1.81% and the JPMorgan Emerging Markets Bond Index (EMBI) — Global returned 10.19%.

■  Sector allocation and security selection overall contributed positively, while duration and currency positioning as a whole detracted from the Fund's performance.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	9.15	4.62	5.70
Class 2	06/01/00	9.05	4.39	5.47
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34
BofAML US Cash Pay High Yield Constrained Index		17.34	7.30	7.36
Citi Non-U.S. WGBI — Unhedged		1.81	-1.94	2.54
JPMorgan EMBI — Global		10.19	5.44	6.75

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to August 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, results shown may have been different.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citi Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.

The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Lavin, CFA

Colin Lundgren, CFA

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	3.9
Commercial Mortgage-Backed Securities — Non-Agency	3.2
Common Stocks	0.3
Corporate Bonds & Notes	38.4
Foreign Government Obligations	8.7
Inflation-Indexed Bonds	2.6
Money Market Funds	6.2
Residential Mortgage-Backed Securities — Agency	12.9
Residential Mortgage-Backed Securities — Non-Agency	15.9
Senior Loans	6.3
U.S. Treasury Obligations	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 55.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 9.05%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period. During the same time period, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index returned 17.34%, the Citi Non-U.S. WGBI — Unhedged returned 1.81% and the JPMorgan EMBI — Global returned 10.19%. Sector allocation and security selection overall contributed positively, while duration and currency positioning as a whole detracted from the Fund's performance.

Bond Markets Posted Solid Gains Despite Volatility

During the annual period, global bond markets posted gains across most sectors following lackluster performance for most of the prior calendar year. As was the case at the end of 2015, commodity prices continued to decline to start 2016, with crude oil hitting a low of $26.21 per barrel in mid-February 2016. This weighed on commodities specifically but also on global trade more broadly. For the first half of 2016, gross domestic product (GDP) growth averaged an anemic 1.1% in the U.S. before rebounding to 3.5% in the third calendar quarter. Generally speaking, central banks responded in an accommodative way. The Bank of Japan reduced its interest rates into negative territory; the European Central Bank expanded its asset purchases to include corporate bonds; and the Bank of England reduced its interest rates and expanded asset purchases following the Brexit vote, or the U.K. referendum on membership in the European Union. The U.S. Federal Reserve (the Fed) indicated it would likely be less aggressive in its rate hiking cycle than previously stated. As the year progressed, the backdrop of low but positive economic growth, low inflation and accommodative monetary policy turned out to be rather friendly to the bond markets. The tune changed, however, in the last quarter of the year, as economic growth stabilized, and the election of a U.S. president who is seen as business-friendly helped instill market confidence and pushed yields higher.

Overall, the most credit-sensitive sectors of the market performed best in 2016, led by CCC-rated corporate bonds, as measured by the BofAML U.S. High Yield Cash Pay Constrained CCC Index. The U.S. Treasury yield curve flattened, as short-term rates rose more than longer term yields did.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Corporate Bond Overweights Supported Fund Results

Relative to the benchmark, having overweighted allocations to high-yield and investment-grade corporate bonds contributed positively to the Fund's results, as both of these sectors outpaced the benchmark during the annual period. Effective security selection among structured products, including mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, also boosted the Fund's relative performance. Non-U.S. duration positioning added value as well, including exposure to bonds in Australia, Brazil, Hungary and Indonesia. Finally, yield curve positioning contributed positively to the Fund's results, as the Fund benefited from the flattening yield curve, meaning the narrowing of the yield differential between shorter term and longer term maturities.

U.S. Duration Positioning Hurt Performance

The Fund maintained a shorter U.S. duration position than that of the benchmark, which hurt its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates. Also, the Fund's defensive position in developed market currencies was a drag on relative results, as the U.S. dollar weakened versus most other developed market currencies for much of the annual period. Issue selection among high-yield corporate bonds hurt as well, as the Fund did not have as much exposure to the riskiest segments of the sector, which posted the strongest results. These strongly performing segments, where the Fund was underweighted, included bonds rated CCC and those in the energy and metals and mining industries.

Shifting Market Conditions Drove Portfolio Changes

Early in the annual period, when conditions were particularly volatile, we added to the Fund's exposure to credit-sensitive sectors, including investment-grade and high-yield corporate bonds. The Fund's high-yield corporate bond exposure reached a high of approximately 40% of total net assets in February 2016 when we viewed valuations as most attractive. Following the post-February rally in credit, we took the opportunity to reduce the Fund's credit exposure in favor of mortgage-backed securities and Treasury inflation protected securities (TIPS). By the end of the annual period, the Fund's exposure to high-yield corporate bonds had been reduced by half of its peak level, bringing it down to approximately 19% of the Fund's total net assets. Also, we modestly adjusted the Fund's duration throughout the annual period as market conditions shifted, although we maintained a shorter duration than that of the benchmark throughout. Overall, the Fund's portfolio turnover rate for the 12-month period was 179%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivatives Usage

The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high yield and emerging market debt sectors, currency

Quality Breakdown (%) (at December 31, 2016)
AAA rating	19.9
AA rating	0.4
A rating	2.6
BBB rating	21.2
BB rating	15.9
B rating	16.4
CCC rating	6.2
CC rating	0.2
D rating	0.1
Not rated	17.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	193.9	(75.9)	118.0
Foreign Currency Derivative Contracts	4.3	(22.3)	(18.0)
Total Notional Market Value of Derivative Contracts	198.2	(98.2)	100.0

(a) The Fund has market exposure (long and/or short) to the fixed income asset class and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

forwards for hedging foreign currency risk and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security. On a stand-alone basis, these derivative positions had a net negative impact on the Fund's performance.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,033.50	1,021.55	3.51	3.49	0.69
Class 2	1,000.00	1,000.00	1,034.20	1,020.30	4.78	4.75	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 42.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
Bombardier, Inc.(b) 12/01/21	8.750%	74,000	78,533
L-3 Communications Corp. 05/28/24	3.950%	556,000	565,483
TransDigm, Inc. 07/15/22	6.000%	245,000	254,800
05/15/25	6.500%	101,000	105,797
TransDigm, Inc.(b) 06/15/26	6.375%	18,000	18,486
Total			1,023,099
AUTOMOTIVE 0.1%
Gates Global LLC/Co.(b) 07/15/22	6.000%	117,000	114,426
IHO Verwaltungs GmbH PIK(b) 09/15/26	4.750%	80,000	77,200
Total			191,626
BANKING 1.6%
Agromercantil Senior Trust(b) 04/10/19	6.250%	108,000	110,758
Ally Financial, Inc. 11/01/31	8.000%	277,000	321,298
Banco Mercantil del Norte SA Subordinated(b)(c) 10/04/31	5.750%	200,000	185,750
Banco de Bogota SA Subordinated(b) 05/12/26	6.250%	200,000	203,928
Bank of America Corp. 04/19/26	3.500%	385,000	379,869
Citigroup, Inc. 05/01/26	3.400%	360,000	349,798
Industrial Senior Trust(b) 11/01/22	5.500%	102,000	97,853
Popular, Inc. 07/01/19	7.000%	95,000	97,969
Synovus Financial Corp. 02/15/19	7.875%	274,000	301,400
Wells Fargo & Co. 10/23/26	3.000%	270,000	257,147
Total			2,305,770
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 09/15/23	4.625%	194,000	197,880

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BUILDING MATERIALS 0.5%
Allegion PLC 09/15/23	5.875%	134,000	142,040
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	92,000	94,990
12/15/23	5.750%	26,000	26,780
Beacon Roofing Supply, Inc. 10/01/23	6.375%	116,000	123,758
Cemex SAB de CV(b) 04/16/26	7.750%	200,000	221,250
Eagle Materials, Inc. 08/01/26	4.500%	23,000	22,943
HD Supply, Inc.(b) 04/15/24	5.750%	46,000	48,562
Total			680,323
CABLE AND SATELLITE 2.6%
Altice US Finance I Corp.(b) 05/15/26	5.500%	190,000	193,800
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	56,000	57,680
04/01/24	5.875%	16,000	17,080
05/01/25	5.375%	180,000	185,400
02/15/26	5.750%	140,000	144,900
05/01/26	5.500%	5,000	5,100
CSC Holdings LLC(b) 10/15/25	6.625%	188,000	204,920
10/15/25	10.875%	214,000	253,590
Cequel Communications Holdings I LLC/Capital Corp.(b) 12/15/21	5.125%	97,000	98,698
DISH DBS Corp. 11/15/24	5.875%	236,000	242,844
07/01/26	7.750%	195,000	219,862
Quebecor Media, Inc. 01/15/23	5.750%	199,000	206,462
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	113,000	112,718
Sky PLC(b) 11/26/22	3.125%	885,000	877,809
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/25	5.000%	256,000	254,720
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	338,000	333,775
Ziggo Secured Finance BV(b) 01/15/27	5.500%	265,000	258,322
Total			3,667,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.8%
Angus Chemical Co.(b) 02/15/23	8.750%	109,000	111,180
Chemours Co. (The) 05/15/23	6.625%	137,000	135,630
05/15/25	7.000%	34,000	33,490
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	83,000	88,187
INEOS Group Holdings SA(b) 08/01/24	5.625%	132,000	131,010
Mexichem SAB de CV(b) 09/17/44	5.875%	200,000	178,250
PQ Corp.(b) 11/15/22	6.750%	249,000	266,430
Platform Specialty Products Corp.(b) 05/01/21	10.375%	109,000	120,717
02/01/22	6.500%	57,000	57,428
Total			1,122,322
CONSTRUCTION MACHINERY 0.2%
Herc Rentals, Inc.(b) 06/01/24	7.750%	24,000	25,230
United Rentals North America, Inc. 09/15/26	5.875%	195,000	200,606
05/15/27	5.500%	29,000	28,783
Total			254,619
CONSUMER CYCLICAL SERVICES 0.6%
APX Group, Inc. 12/01/20	8.750%	177,000	178,327
12/01/22	7.875%	296,000	320,420
IHS Markit Ltd.(b) 11/01/22	5.000%	123,000	127,613
Interval Acquisition Corp. 04/15/23	5.625%	170,000	173,400
Ritchie Bros. Auctioneers, Inc.(b) 01/15/25	5.375%	24,000	24,480
Total			824,240
CONSUMER PRODUCTS 0.5%
Prestige Brands, Inc.(b) 03/01/24	6.375%	92,000	96,600
Scotts Miracle-Gro Co. (The)(b) 10/15/23	6.000%	100,000	105,750
12/15/26	5.250%	17,000	17,021
Spectrum Brands, Inc. 07/15/25	5.750%	110,000	114,125

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springs Industries, Inc. 06/01/21	6.250%	163,000	168,705
Tempur Sealy International, Inc. 10/15/23	5.625%	129,000	133,193
Valvoline, Inc.(b) 07/15/24	5.500%	16,000	16,560
Total			651,954
DIVERSIFIED MANUFACTURING 0.2%
Entegris, Inc.(b) 04/01/22	6.000%	82,000	85,280
SPX FLOW, Inc.(b) 08/15/24	5.625%	27,000	27,203
08/15/26	5.875%	99,000	99,000
Zekelman Industries, Inc.(b) 06/15/23	9.875%	38,000	42,560
Total			254,043
ELECTRIC 3.4%
AES Corp. (The) 07/01/21	7.375%	67,000	74,631
05/15/26	6.000%	69,000	70,035
Appalachian Power Co. 06/01/45	4.450%	321,000	327,984
Berkshire Hathaway Energy Co. 11/15/43	5.150%	169,000	189,750
CMS Energy Corp. 02/15/27	2.950%	165,000	156,600
Calpine Corp.(b) 01/15/22	6.000%	144,000	150,480
06/01/26	5.250%	21,000	20,685
DTE Energy Co. 12/01/23	3.850%	85,000	87,962
06/01/24	3.500%	340,000	342,657
10/01/26	2.850%	450,000	418,193
Duke Energy Corp. 10/15/23	3.950%	464,000	486,679
Dynegy, Inc. 11/01/24	7.625%	32,000	29,520
Emera US Finance LP(b) 06/15/46	4.750%	240,000	242,027
NRG Energy, Inc. 07/15/22	6.250%	117,000	117,293
05/01/24	6.250%	16,000	15,560
NRG Energy, Inc.(b) 01/15/27	6.625%	206,000	194,670
NRG Yield Operating LLC 08/15/24	5.375%	292,000	293,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc. 06/01/23	3.400%	275,000	276,874
03/15/24	3.950%	430,000	445,010
Pacific Gas & Electric Co. 02/15/44	4.750%	244,000	267,650
Progress Energy, Inc. 04/01/22	3.150%	382,000	385,453
Southern Co. (The) 07/01/46	4.400%	300,000	296,735
Total			4,889,908
FINANCE COMPANIES 0.7%
Aircastle Ltd. 02/15/22	5.500%	96,000	101,760
Navient Corp. 03/25/20	8.000%	171,000	189,707
07/26/21	6.625%	67,000	70,853
10/25/24	5.875%	44,000	41,800
OneMain Financial Holdings LLC(b) 12/15/19	6.750%	65,000	68,088
12/15/21	7.250%	137,000	142,822
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	323,000	324,615
Quicken Loans, Inc.(b) 05/01/25	5.750%	98,000	95,305
Total			1,034,950
FOOD AND BEVERAGE 2.4%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	400,000	407,093
ConAgra Foods, Inc. 01/25/23	3.200%	483,000	482,552
FAGE International SA/USA Dairy Industry, Inc.(b) 08/15/26	5.625%	72,000	72,180
Grupo Bimbo SAB de CV(b) 06/27/44	4.875%	750,000	675,988
Lamb Weston Holdings, Inc.(b) 11/01/24	4.625%	33,000	33,083
11/01/26	4.875%	54,000	53,426
MHP SA(b) 04/02/20	8.250%	207,000	198,720
Molson Coors Brewing Co. 07/15/26	3.000%	180,000	170,156
05/01/42	5.000%	306,000	319,878
07/15/46	4.200%	102,000	95,097
Mondelez International Holdings Netherlands BV(b) 10/28/19	1.625%	445,000	436,357
Pinnacle Foods Finance LLC/Corp. 01/15/24	5.875%	15,000	15,900

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(b) 03/15/24	7.750%	132,000	146,520
08/15/26	5.000%	143,000	136,922
Treehouse Foods, Inc.(b) 02/15/24	6.000%	22,000	23,100
WhiteWave Foods Co. (The) 10/01/22	5.375%	95,000	104,025
Total			3,370,997
GAMING 1.2%
Boyd Gaming Corp.(b) 04/01/26	6.375%	129,000	138,933
GLP Capital LP/Financing II, Inc. 04/15/26	5.375%	71,000	74,046
International Game Technology PLC(b) 02/15/25	6.500%	223,000	239,167
Jack Ohio Finance LLC/1 Corp.(b) 11/15/21	6.750%	100,000	101,250
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(b) 09/01/26	4.500%	45,000	43,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b) 05/01/24	5.625%	48,000	50,280
MGM Resorts International 09/01/26	4.625%	268,000	257,950
Scientific Games International, Inc. 12/01/22	10.000%	180,000	179,100
Scientific Games International, Inc.(b) 01/01/22	7.000%	123,000	131,918
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	200,000	199,500
Tunica-Biloxi Gaming Authority(b)(d) 11/15/16	0.000%	923,000	323,050
Total			1,738,394
HEALTH CARE 1.6%
Acadia Healthcare Co., Inc. 03/01/24	6.500%	125,000	127,813
Alere, Inc.(b) 07/01/23	6.375%	90,000	89,438
Change Healthcare Holdings, Inc.(b) 02/15/21	6.000%	60,000	62,700
DaVita, Inc. 05/01/25	5.000%	194,000	190,847
Envision Healthcare Corp.(b) 12/01/24	6.250%	77,000	81,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Express Scripts Holding Co. 07/15/46	4.800%	165,000	157,975
Fresenius Medical Care U.S. Finance II, Inc.(b) 10/15/24	4.750%	132,000	133,320
HCA, Inc. 05/01/23	4.750%	337,000	345,004
02/01/25	5.375%	155,000	155,387
02/15/27	4.500%	158,000	155,235
MEDNAX, Inc.(b) 12/01/23	5.250%	62,000	63,860
MPH Acquisition Holdings LLC(b) 06/01/24	7.125%	139,000	145,602
Quintiles IMS, Inc.(b) 05/15/23	4.875%	102,000	103,530
10/15/26	5.000%	126,000	126,315
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	131,000	133,292
Teleflex, Inc. 06/01/26	4.875%	28,000	27,720
Tenet Healthcare Corp. 06/15/23	6.750%	55,000	48,538
Tenet Healthcare Corp.(b) 01/01/22	7.500%	41,000	42,743
Universal Health Services, Inc.(b) 06/01/26	5.000%	160,000	156,000
Total			2,346,554
HEALTHCARE INSURANCE 0.4%
Centene Corp. 05/15/22	4.750%	280,000	282,800
01/15/25	4.750%	45,000	43,931
Molina Healthcare, Inc. 11/15/22	5.375%	169,000	170,690
Total			497,421
HOME CONSTRUCTION 0.1%
Meritage Homes Corp. 04/01/22	7.000%	90,000	97,425
INDEPENDENT ENERGY 3.6%
Anadarko Petroleum Corp. 07/15/44	4.500%	85,000	79,862
Callon Petroleum Co.(b) 10/01/24	6.125%	30,000	30,900
Canadian Natural Resources Ltd. 03/15/38	6.250%	315,000	358,364
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	374,000	383,350

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.(b) 01/15/25	8.000%	53,000	54,060
Concho Resources, Inc. 04/01/23	5.500%	412,000	426,956
Continental Resources, Inc. 09/15/22	5.000%	205,000	206,925
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	279,000	301,320
Diamondback Energy, Inc.(b) 11/01/24	4.750%	25,000	24,500
05/31/25	5.375%	109,000	109,621
Extraction Oil & Gas Holdings LLC/Finance Corp.(b) 07/15/21	7.875%	235,000	251,450
Kosmos Energy Ltd.(b) 08/01/21	7.875%	200,000	199,000
Laredo Petroleum, Inc. 03/15/23	6.250%	512,000	529,920
Newfield Exploration Co. 01/30/22	5.750%	9,000	9,484
07/01/24	5.625%	117,000	121,973
Noble Energy, Inc. 11/15/43	5.250%	125,000	127,327
Oasis Petroleum, Inc. 01/15/23	6.875%	148,000	151,700
PDC Energy, Inc.(b) 09/15/24	6.125%	156,000	159,510
Parsley Energy LLC/Finance Corp.(b) 06/01/24	6.250%	101,000	106,282
01/15/25	5.375%	118,000	118,401
QEP Resources, Inc. 05/01/23	5.250%	5,000	5,013
RSP Permian, Inc. 10/01/22	6.625%	184,000	194,580
RSP Permian, Inc.(b) 01/15/25	5.250%	150,000	150,750
SM Energy Co. 06/01/25	5.625%	32,000	30,880
09/15/26	6.750%	122,000	125,660
WPX Energy, Inc. 01/15/22	6.000%	375,000	384,375
Whiting Petroleum Corp. 03/15/21	5.750%	147,000	146,388
04/01/23	6.250%	46,000	46,000
Woodside Finance Ltd.(b) 03/05/25	3.650%	290,000	283,296
Total			5,117,847

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INTEGRATED ENERGY 0.3%
Cenovus Energy, Inc. 09/15/42	4.450%	93,000	80,535
09/15/43	5.200%	390,000	371,475
Total			452,010
LEISURE 0.1%
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	78,000	80,730
Live Nation Entertainment, Inc.(b) 11/01/24	4.875%	75,000	75,188
Total			155,918
LIFE INSURANCE 2.2%
Five Corners Funding Trust(b) 11/15/23	4.419%	1,189,000	1,254,238
Guardian Life Insurance Co. of America (The) Subordinated(b) 06/19/64	4.875%	224,000	220,036
MetLife, Inc. 09/15/23	4.368%	105,000	112,990
03/01/45	4.050%	495,000	474,680
Peachtree Corners Funding Trust(b) 02/15/25	3.976%	755,000	736,663
Teachers Insurance & Annuity Association of America Subordinated(b) 09/15/44	4.900%	340,000	365,856
Total			3,164,463
LODGING 0.3%
Grupo Posadas SAB de CV(b) 06/30/22	7.875%	150,000	148,500
Hilton Domestic Operating Co., Inc.(b) 09/01/24	4.250%	83,000	80,510
Hilton Grand Vacations Borrower LLC/Inc.(b) 12/01/24	6.125%	35,000	36,356
Playa Resorts Holding BV(b) 08/15/20	8.000%	215,000	222,525
Total			487,891
MEDIA AND ENTERTAINMENT 2.2%
21st Century Fox America, Inc. 09/15/44	4.750%	465,000	464,802
AMC Networks, Inc. 04/01/24	5.000%	113,000	113,565
CBS Radio, Inc.(b) 11/01/24	7.250%	21,000	22,050

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MDC Partners, Inc.(b) 05/01/24	6.500%	266,000	239,400
Match Group, Inc. 06/01/24	6.375%	117,000	123,435
Netflix, Inc. 02/15/25	5.875%	279,000	300,971
Netflix, Inc.(b) 11/15/26	4.375%	163,000	158,110
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	290,000	303,050
Scripps Networks Interactive, Inc. 11/15/24	3.900%	450,000	457,305
06/15/25	3.950%	322,000	325,766
Thomson Reuters Corp. 05/23/43	4.500%	477,000	447,395
Univision Communications, Inc.(b) 02/15/25	5.125%	258,000	246,713
Total			3,202,562
METALS 0.9%
ArcelorMittal(c) 02/25/22	7.250%	176,000	198,880
Constellium NV(b) 05/15/24	5.750%	138,000	129,030
Freeport-McMoRan, Inc. 03/01/22	3.550%	42,000	39,060
03/15/23	3.875%	93,000	85,328
11/14/24	4.550%	217,000	203,437
Grinding Media, Inc./MC Canada, Inc.(b) 12/15/23	7.375%	55,000	57,783
HudBay Minerals, Inc.(b) 01/15/23	7.250%	23,000	23,805
01/15/25	7.625%	68,000	70,678
Novelis Corp.(b) 08/15/24	6.250%	48,000	50,880
09/30/26	5.875%	210,000	212,100
Teck Resources Ltd. 07/15/41	6.250%	201,000	193,700
Teck Resources Ltd.(b) 06/01/24	8.500%	34,000	39,185
Total			1,303,866
MIDSTREAM 3.8%
Cheniere Corpus Christi Holdings LLC(b) 06/30/24	7.000%	63,000	68,198
03/31/25	5.875%	62,000	63,259
Columbia Pipeline Group, Inc. 06/01/45	5.800%	119,000	136,846

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Equity LP 06/01/27	5.500%	208,000	202,800
Enterprise Products Operating LLC 02/15/45	5.100%	365,000	384,947
Kinder Morgan Energy Partners LP 03/01/43	5.000%	1,000,000	964,267
Plains All American Pipeline LP/Finance Corp. 10/15/23	3.850%	453,000	447,867
06/15/44	4.700%	1,026,000	914,199
Sabine Pass Liquefaction LLC 03/01/25	5.625%	363,000	388,410
Sabine Pass Liquefaction LLC(b) 06/30/26	5.875%	36,000	38,790
03/15/27	5.000%	93,000	93,814
Targa Resources Partners LP/Finance Corp. 03/15/24	6.750%	92,000	98,670
Targa Resources Partners LP/Finance Corp.(b) 02/01/27	5.375%	262,000	259,380
Tesoro Logistics LP/Finance Corp. 10/15/22	6.250%	120,000	127,200
05/01/24	6.375%	47,000	50,290
01/15/25	5.250%	167,000	170,549
Williams Companies, Inc. (The) 01/15/23	3.700%	48,000	46,320
06/24/24	4.550%	391,000	388,067
Williams Partners LP 09/15/45	5.100%	526,000	499,936
Total			5,343,809
NATURAL GAS 0.4%
Sempra Energy 12/01/23	4.050%	206,000	215,152
06/15/24	3.550%	350,000	354,205
Total			569,357
OIL FIELD SERVICES 0.2%
Nabors Industries, Inc.(b) 01/15/23	5.500%	17,000	17,701
Precision Drilling Corp.(b) 12/15/23	7.750%	8,000	8,440
SESI LLC 05/01/19	6.375%	70,000	70,000
12/15/21	7.125%	19,000	19,333
Weatherford International Ltd. 06/15/21	7.750%	136,000	137,360
06/15/23	8.250%	45,000	45,787
Weatherford International Ltd.(b) 02/15/24	9.875%	24,000	25,575
Total			324,196

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.6%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	839,000	865,143
OTHER REIT —%
Starwood Property Trust, Inc.(b) 12/15/21	5.000%	59,000	59,791
PACKAGING 0.9%
ARD Finance SA PIK(b) 09/15/23	7.125%	67,000	66,162
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	160,000	164,800
05/15/24	7.250%	112,000	118,020
Berry Plastics Corp. 10/15/22	6.000%	145,000	153,337
07/15/23	5.125%	120,000	122,100
Owens-Brockway Glass Container, Inc.(b) 08/15/23	5.875%	27,000	28,148
08/15/25	6.375%	100,000	105,500
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	158,000	165,110
Reynolds Group Issuer, Inc./LLC(b) 07/15/23	5.125%	120,000	122,550
07/15/24	7.000%	160,000	170,100
Reynolds Group Issuer, Inc./LLC(c) 02/15/21	8.250%	30,518	31,510
Total			1,247,337
PHARMACEUTICALS 0.9%
Actavis Funding 03/15/45	4.750%	210,000	206,164
Endo Finance LLC/Finco, Inc.(b)(c) 02/01/25	6.000%	96,000	80,400
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	145,000	150,075
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	166,000	177,620
Mallinckrodt International Finance SA/CB LLC(b) 04/15/25	5.500%	56,000	50,120
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	35,000	30,013
04/15/25	6.125%	716,000	537,895
Total			1,232,287
PROPERTY & CASUALTY 1.3%
Alliant Holdings Intermediate LP(b) 08/01/23	8.250%	8,000	8,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd.(b) 10/01/21	7.875%	321,000	339,108
Liberty Mutual Group, Inc.(b) 06/15/23	4.250%	885,000	926,573
Loews Corp. 04/01/26	3.750%	585,000	594,661
Total			1,868,602
RAILROADS 0.2%
CSX Corp. 11/01/46	3.800%	220,000	203,958
Panama Canal Railway Co.(b) 11/01/26	7.000%	140,998	139,588
Total			343,546
RESTAURANTS 0.1%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b) 06/01/26	5.250%	151,000	153,265
RETAILERS 0.5%
Asbury Automotive Group, Inc. 12/15/24	6.000%	114,000	116,565
Group 1 Automotive, Inc.(b) 12/15/23	5.250%	81,000	80,190
Neiman Marcus Group Ltd. LLC(b) 10/15/21	8.000%	34,000	25,245
Penske Automotive Group, Inc. 12/01/24	5.375%	78,000	77,805
05/15/26	5.500%	17,000	16,787
Rite Aid Corp. Junior Subordinated 02/15/27	7.700%	274,000	342,500
Total			659,092
SUPERMARKETS 0.1%
Cencosud SA(b) 02/12/45	6.625%	200,000	192,414
TECHNOLOGY 1.4%
Camelot Finance SA(b) 10/15/24	7.875%	58,000	60,030
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b) 06/15/23	5.450%	90,000	95,467
06/15/26	6.020%	180,000	194,993
Equinix, Inc. 01/15/26	5.875%	258,000	271,545
First Data Corp.(b) 12/01/23	7.000%	335,000	356,775
01/15/24	5.750%	114,000	117,634
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Infor US, Inc.(b) 08/15/20	5.750%		23,000	24,093
Informatica LLC(b) 07/15/23	7.125%		39,000	37,245
MSCI, Inc.(b) 08/01/26	4.750%		36,000	35,820
PTC, Inc. 05/15/24	6.000%		128,000	135,040
Qualitytech LP/Finance Corp. 08/01/22	5.875%		236,000	240,130
Solera LLC/Finance, Inc.(b) 03/01/24	10.500%		110,000	123,750
VeriSign, Inc. 04/01/25	5.250%		233,000	238,825
Total				1,931,347
TRANSPORTATION SERVICES 0.6%
Avis Budget Car Rental LLC/Finance, Inc.(b) 03/15/25	5.250%		37,000	34,502
Carlson Travel, Inc.(b) 12/15/23	6.750%		54,000	56,160
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	4,538,136	215,943
ERAC U.S.A. Finance LLC(b) 12/01/26	3.300%		220,000	211,094
Global Ports Finance PLC(b) 09/22/23	6.500%		300,000	298,875
Hertz Corp. (The)(b) 10/15/24	5.500%		88,000	76,890
Total				893,464
WIRELESS 1.8%
Comcel Trust(b) 02/06/24	6.875%		202,000	203,515
SBA Communications Corp.(b) 09/01/24	4.875%		281,000	277,487
SFR Group SA(b) 05/15/22	6.000%		120,000	123,150
05/15/24	6.250%		214,000	215,070
05/01/26	7.375%		141,000	144,525
Sprint Communications, Inc.(b) 03/01/20	7.000%		60,000	65,100
Sprint Corp. 09/15/23	7.875%		227,000	242,322
02/15/25	7.625%		321,000	337,451
T-Mobile USA, Inc. 03/01/23	6.000%		115,000	121,469

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/24	6.500%	47,000	50,408
03/01/25	6.375%	265,000	283,219
01/15/26	6.500%	291,000	314,644
Wind Acquisition Finance SA(b) 07/15/20	4.750%	201,000	202,507
04/23/21	7.375%	41,000	42,640
Total			2,623,507
WIRELINES 1.9%
AT&T, Inc. 06/15/45	4.350%	900,000	801,929
CenturyLink, Inc. 04/01/24	7.500%	96,000	100,800
04/01/25	5.625%	130,000	123,500
Frontier Communications Corp. 09/15/22	10.500%	105,000	110,387
09/15/25	11.000%	392,000	404,740
Level 3 Communications, Inc. 12/01/22	5.750%	135,000	138,713
Level 3 Financing, Inc. 01/15/24	5.375%	49,000	49,551
Telecom Italia SpA(b) 05/30/24	5.303%	123,000	120,386
Verizon Communications, Inc. 11/01/42	3.850%	632,000	545,470
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	154,000	160,160
05/15/25	6.375%	82,000	85,690
Total			2,641,326
Total Corporate Bonds & Notes (Cost: $58,860,859)			59,982,245

Residential Mortgage-Backed Securities —
Agency 14.2%

Federal Home Loan Mortgage Corp. 10/01/26	8.000%	38,288	40,179
Federal Home Loan Mortgage Corp.(c)(e) CMO IO Series 2957 Class SW 04/15/35	5.296%	1,642,091	251,256
CMO IO Series 311 Class S1 08/15/43	5.246%	665,551	136,944
CMO IO Series 318 Class S1 11/15/43	5.246%	4,119,218	836,780
CMO IO Series 326 Class S2 03/15/44	5.246%	764,395	153,833
CMO IO Series 3761 Class KS 06/15/40	5.296%	2,099,722	166,873

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4620 Class AS 11/15/42	1.871%	3,789,996	232,253
Federal Home Loan Mortgage Corp.(e) CMO IO Series 4120 Class AI 11/15/39	3.500%	3,876,074	491,641
Federal National Mortgage Association 05/01/41	4.000%	228,601	240,505
Federal National Mortgage Association(c)(e) CMO IO Series 2006-5 Class N1 08/25/34	0.000%	5,610,280	365
CMO IO Series 2006-5 Class N2 02/25/35	2.037%	8,592,236	221,607
CMO IO Series 2010-135 Class MS 12/25/40	5.194%	1,390,239	185,701
CMO IO Series 2013-107 Class SB 02/25/43	5.194%	172,479	40,020
CMO IO Series 2014-93 Class ES 01/25/45	5.394%	751,397	154,558
CMO IO Series 2016-31 Class HS 06/25/46	5.244%	1,376,899	300,819
CMO IO Series 2016-31 Class VS 06/25/46	5.244%	1,883,382	325,553
CMO IO Series 2016-39 Class LS 07/25/46	5.244%	943,525	206,426
CMO IO Series 2016-42 Class SB 07/25/46	5.244%	2,836,472	648,488
Federal National Mortgage Association(e) CMO IO Series 2012-133 Class EI 07/25/31	3.500%	2,312,868	276,157
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	3,583,638	513,022
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	2,493,331	484,518
Federal National Mortgage Association(f) 01/23/32- 01/18/47	3.000%	4,000,000	4,006,413
01/18/47	3.500%	7,000,000	7,174,453
Government National Mortgage Association(c)(e) CMO IO Series 2015-144 Class SA 10/20/45	5.461%	925,242	220,840
CMO IO Series 2016-108 Class SN 08/20/46	5.341%	990,937	250,337
CMO IO Series 2016-146 Class NS 10/20/46	5.361%	497,300	126,821
CMO IO Series 2016-91 Class NS 07/20/46	5.341%	986,284	252,660
Government National Mortgage Association(e) CMO IO Series 2014-190 Class AI 12/20/38	3.500%	2,166,252	280,496
Government National Mortgage Association(f) 01/24/47	3.000%	2,000,000	2,025,039
Total Residential Mortgage-Backed Securities — Agency (Cost: $19,836,504)			20,244,557

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency 17.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust CMO Series 2016-C Class A(b) 10/25/57	4.000%	789,336	790,519
BCAP LLC Trust CMO Series 2012-RR11 Class 9A2(b) 07/26/37	4.000%	1,696,706	1,697,320
Banc of America Funding Trust Series 2016-R1 Class M2(b)(c) 03/25/40	3.500%	505,859	479,504
Bayview Opportunity Master Fund IIIa Trust CMO Series 2016-RN3 Class A1(b) 09/28/31	3.598%	1,367,335	1,367,451
Bayview Opportunity Master Fund IVB Trust CMO Series 2016-RN4 Class A1(b) 10/28/31	3.475%	870,857	867,418
Bayview Opportunity Master Fund Trust CMO Series 2016-LT1 Class A1(b) 10/28/31	3.475%	489,538	487,604
CAM Mortgage Trust CMO Series 2016-2 Class A1(b) 06/15/57	3.250%	3,185,606	3,167,619
COLT Mortgage Loan Trust(b) CMO Series 2016-1 Class A2 05/25/46	3.500%	184,521	185,098
COLT Mortgage Loan Trust(b)(c)
CMO Series 2016-2 Class A2 09/25/46	3.250%	834,693	838,818
CTS Corp.(b) 02/27/36	3.750%	792,215	785,077
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A1(b)(c) 11/25/37	3.150%	833,324	833,131
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2010-9R Class 7A5 05/27/37	4.000%	937,218	934,203
Credit Suisse Mortgage Capital Certificates(b)(c)
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	204,114	207,351
Series 2008-4R Class 3A4 01/26/38	3.202%	3,250,000	3,122,738
Deephaven Residential Mortgage Trust Series 2016-1A Class A1(b) 07/25/46	4.000%	782,961	781,875
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	328,577	332,356
GMAC Mortgage Home Equity Loan Trust CMO Series 2004-HE5 Class A5 (FGIC) 09/25/34	5.865%	86,527	88,062

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC CMO Series 2016-NPL6 Class A1(b) 10/25/31	3.500%	977,027	977,994
SGR Residential Mortgage Trust CMO Series 2016-1 Class A1(b) 11/25/46	3.750%	920,992	921,607
Vericrest Opportunity Loan Transferee L LLC CMO Series 2016-NP10 Class A1(b) 09/25/46	3.500%	1,479,938	1,476,009
Vericrest Opportunity Loan Transferee LI LLC Series 2016-NP11 Class A1(b) 10/25/46	3.500%	1,483,996	1,483,958
Vericrest Opportunity Loan Transferee LIII LLC CMO Series 2014-NPL9 Class A1(b)(c) 11/25/54	3.375%	408,627	408,779
Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(b) 09/25/46	3.500%	2,670,723	2,664,495
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $24,849,970)			24,898,986

Commercial Mortgage-Backed Securities —
Non-Agency 3.5%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(c) 09/15/26	4.204%	350,805	351,047
Hilton USA Trust(b) Subordinated, Series 2016-SFP Class E 11/05/35	5.519%	500,000	483,241
Hilton USA Trust(b)(c)
Series 2016-HHV Class F 11/05/38	4.194%	1,500,000	1,152,181
Invitation Homes Trust(b)(c) Series 2015-SFR3 Class F 08/17/32	5.454%	1,000,000	1,004,929
Subordinated, Series 2014-SFR3 Class D 12/17/31	3.704%	500,000	499,999
JPMCC Re-REMIC Trust Series 2016-GG10 Class AMB(b)(c) 08/15/45	5.793%	500,000	499,386
Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(b) 12/25/32	5.071%	1,000,000	1,000,000
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $4,988,710)			4,990,783

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Asset-Backed Securities — Non-Agency 4.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO LLC Series 2014-1A Class A1(b)(c) 10/20/26	2.361%	1,000,000	1,000,946
Conn's Receivables Funding LLC Series 2016-B Class B(b) 03/15/19	7.340%	1,500,000	1,508,151
Dryden 33 Senior Loan Fund Series 2014-33A Class ER(b)(c) 10/15/28	8.386%	1,000,000	961,233
Octagon Investment Partners XVII Ltd. Series 2013-1A Class A1(b)(c) 10/25/25	2.212%	1,000,000	1,000,005
SoFi Consumer Loan Program LLC Series 2016-2A Class A(b) 10/27/25	3.090%	344,842	343,805
SoFi Professional Loan Program LLC Series 2016-A Class RPO(b)(g) 01/25/38	0.000%	1	711,874
Sofi Consumer Loan Program LLC Series 2016-3 Class A(b) 12/26/25	3.050%	579,630	577,335
Total Asset-Backed Securities — Non-Agency (Cost: $5,883,973)			6,103,349

Inflation-Indexed Bonds 2.9%

UNITED STATES 2.9%
U.S. Treasury Inflation-Indexed Bond 07/15/26	0.125%	1,008,420	975,143
02/15/46	1.000%	3,121,659	3,134,851
Total			4,109,994
Total Inflation-Indexed Bonds (Cost: $4,378,596)			4,109,994

U.S. Treasury Obligations 1.7%

U.S. Treasury 08/31/17	0.625%	2,500,000	2,498,047
Total U.S. Treasury Obligations (Cost: $2,500,004)			2,498,047

Foreign Government Obligations(a)(h) 9.5%

ARGENTINA 0.9%
Argentina Republic Government International Bond(b) 04/22/26	7.500%	150,000	157,125

Foreign Government Obligations(a)(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/06/28	6.625%		400,000	393,491
Argentina Republic Government International Bond(c) 12/31/33	8.280%		91,132	94,550
City of Buenos Aires Argentina(b) 06/01/27	7.500%		250,000	255,625
Provincia de Buenos Aires(b) 03/16/24	9.125%		150,000	163,200
Provincia de Cordoba(b) 06/10/21	7.125%		150,000	153,562
Total				1,217,553
BRAZIL 1.3%
Brazil Minas SPE via State of Minas Gerais(b) 02/15/28	5.333%		200,000	186,500
Brazil Notas do Tesouro Nacional Series F 01/01/25	10.000%	BRL	3,000,000	857,340
Brazilian Government International Bond 01/07/41	5.625%		150,000	133,125
Petrobras Global Finance BV 03/15/19	7.875%		86,000	92,178
05/23/21	8.375%		200,000	215,750
05/23/26	8.750%		380,000	409,925
Total				1,894,818
CANADA 0.1%
NOVA Chemicals Corp.(b) 05/01/25	5.000%		113,000	110,705
COLOMBIA 0.8%
Colombia Government International Bond 06/28/27	9.850%	COP	1,500,000,000	587,708
Ecopetrol SA 09/18/43	7.375%		480,000	487,200
Total				1,074,908
COSTA RICA 0.2%
Costa Rica Government International Bond(b) 03/12/45	7.158%		357,000	330,796
CROATIA 0.3%
Croatia Government International Bond(b) 01/26/24	6.000%		425,000	460,594
DOMINICAN REPUBLIC 0.9%
Banco de Reservas de la Republica Dominicana Subordinated(b) 02/01/23	7.000%		208,000	208,040
Dominican Republic International Bond(b) 02/10/23	14.500%	DOP	3,600,000	89,501

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Foreign Government Obligations(a)(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
04/20/27	8.625%		468,000	525,868
04/30/44	7.450%		281,000	281,702
Dominican Republic International Bond(b)(i) 01/08/21	14.000%	DOP	5,392,000	128,504
Total				1,233,615
ECUADOR 0.1%
Ecuador Government International Bond(b) 03/24/20	10.500%		200,000	214,500
EL SALVADOR 0.1%
El Salvador Government International Bond(b) 01/18/27	6.375%		65,000	59,800
06/15/35	7.650%		80,000	74,200
Total				134,000
HUNGARY 0.5%
Hungary Government Bond 10/27/27	3.000%	HUF	200,000,000	668,128
INDONESIA 1.3%
Indonesia Government International Bond(b) 04/25/22	3.750%		200,000	200,749
01/15/45	5.125%		200,000	199,551
Indonesia Treasury Bond 05/15/31	8.750%	IDR	9,600,000,000	742,490
Majapahit Holding BV(b) 06/29/37	7.875%		138,000	163,019
PT Pertamina Persero(b) 05/30/44	6.450%		500,000	506,176
Total				1,811,985
ISRAEL 0.5%
Israel Government Bond 08/31/25	1.750%	ILS	3,000,000	763,931
IVORY COAST 0.2%
Ivory Coast Government International Bond(b)(c) 12/31/32	5.750%		305,910	282,731
KAZAKHSTAN 0.2%
Kazakhstan Government International Bond(b) 07/21/45	6.500%		200,000	229,000
MALAYSIA 0.1%
Petronas Capital Ltd.(b) 08/12/19	5.250%		75,000	80,334

Foreign Government Obligations(a)(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MEXICO 0.8%
Mexican Bonos 06/10/21	6.500%	MXN	50,000	2,352
06/09/22	6.500%	MXN	6,480,000	303,186
06/03/27	7.500%	MXN	1,980,000	95,060
Pemex Finance Ltd. (NPFGC) 08/15/17	10.610%		40,313	41,553
Pemex Finance Ltd. 11/15/18	9.150%		155,000	163,658
Petroleos Mexicanos 01/23/26	4.500%		102,000	92,922
11/12/26	7.470%	MXN	4,700,000	185,350
Petroleos Mexicanos(b) 09/12/24	7.190%	MXN	260,000	10,662
08/04/26	6.875%		200,000	211,829
03/13/27	6.500%		100,000	103,150
Total				1,209,722
PARAGUAY 0.1%
Paraguay Government International Bond(b) 08/11/44	6.100%		212,000	212,000
REPUBLIC OF NAMIBIA 0.1%
Namibia International Bonds(b) 11/03/21	5.500%		200,000	208,500
RUSSIAN FEDERATION 0.6%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%		426,000	420,143
Gazprom OAO Via Gaz Capital SA(b) 02/06/28	4.950%		425,000	417,248
Total				837,391
SERBIA 0.1%
Serbia International Bond(b) 12/03/18	5.875%		200,000	209,250
TRINIDAD AND TOBAGO 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%		398,000	428,292
Total Foreign Government Obligations (Cost: $13,928,593)				13,612,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Senior Loans 6.9%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.4%
Aretec Group, Inc.(c)(j) 1st Lien Term Loan 11/23/20	8.000%	181,235	181,235
2nd Lien Term Loan PIK 05/23/21	2.000%	438,637	379,421
Total			560,656
CABLE AND SATELLITE 0.3%
Encompass Digital Media, Inc. Tranche B 1st Lien Term Loan(c)(j) 06/06/21	5.500%	430,016	406,365
CHEMICALS 1.0%
ColourOz Investment 1 GmbH Tranche C 1st Lien Term Loan(c)(f)(j) 09/07/21	0.000%	70,749	71,015
ColourOz Investment 2 GmbH Tranche B2 1st Lien Term Loan(c)(f)(j) 09/07/21	0.000%	427,975	429,580
HII Holding Corp. 2nd Lien Term Loan(c)(j) 12/21/20	9.750%	500,000	497,500
Kraton Polymers LLC Term Loan(c)(f)(j) 01/06/22	0.000%	500,000	505,270
Total			1,503,365
CONSUMER CYCLICAL SERVICES 0.1%
Creative Artists Agency LLC Term Loan(c)(j) 12/17/21	5.000%	122,820	124,304
CONSUMER PRODUCTS 0.1%
Fender Musical Instruments Corp. Term Loan(c)(j) 04/03/19	5.750%	73,875	73,783
Serta Simmons Holdings, LLC 2nd Lien Term Loan(c)(j) 11/08/24	9.000%	131,944	132,383
Total			206,166
DIVERSIFIED MANUFACTURING 0.1%
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan(c)(j) 05/06/22	8.250%	150,000	151,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ELECTRIC 0.4%
Astoria Energy LLC Tranche B Term Loan(c)(j) 12/24/21	5.000%	498,436	495,166
Windsor Financing LLC Tranche B Term Loan(c)(j) 12/05/17	6.250%	97,729	96,996
Total			592,162
ENVIRONMENTAL 0.2%
STI Infrastructure SARL Term Loan(c)(j) 08/22/20	6.250%	339,230	291,738
GAMING 1.0%
Affinity Gaming 2nd Lien Term Loan(c)(f)(j) 01/16/25	0.000%	1,000,000	980,000
Amaya Holdings BV Tranche B 1st Lien Term Loan(c)(j) 08/01/21	5.000%	491,263	492,766
Total			1,472,766
INDEPENDENT ENERGY 0.2%
Chesapeake Energy Corp. Tranche A Term Loan(c)(j) 08/23/21	8.500%	104,420	113,513
Samson Investment Co. Tranche 1 2nd Lien Term Loan(d)(j) 09/25/18	0.000%	530,000	133,825
Total			247,338
MEDIA AND ENTERTAINMENT —%
UFC Holdings LLC 2nd Lien Term Loan(c)(j) 08/18/24	8.500%	9,000	9,236
OIL FIELD SERVICES 1.1%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(c)(j) 03/31/21	6.000%	864,258	556,582
Fieldwood Energy LLC(c)(j) 1st Lien Term Loan 09/30/20	8.375%	372,536	323,175
2nd Lien Term Loan 09/30/20	8.375%	627,464	439,225
Term Loan 08/31/20	8.000%	275,952	260,775
Total			1,579,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.1%
Hercules Achievement, Inc. 1st Lien Term Loan(c)(j) 12/10/21	5.000%	98,000	99,323
PACKAGING 1.1%
Exopack Holdings SA Term Loan(c)(f)(j) 05/08/19	0.000%	500,000	502,290
ProAmpac PG Borrower LLC 1st Lien Term Loan(c)(f)(j) 11/17/23	0.000%	1,000,000	1,010,630
Total			1,512,920
PAPER 0.2%
Caraustar Industries, Inc. Term Loan(c)(j) 05/01/19	8.000%	336,757	342,370
RETAILERS 0.5%
Academy Ltd. Term Loan(c)(j) 07/01/22	5.000%	568,425	524,941
Sports Authority, Inc. (The) Tranche B Term Loan(d)(j) 11/16/17	0.000%	805,833	146,395
Total			671,336
TECHNOLOGY 0.1%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(c)(j) 10/19/24	9.250%	30,377	30,985
Greeneden U.S. Holdings I, LLC Term Loan(c)(f)(j) 12/01/23	0.000%	30,000	30,506
Kronos, Inc. 2nd Lien Term Loan(c)(j) 11/01/24	9.250%	44,000	45,293
Total			106,784
Total Senior Loans (Cost: $11,241,724)			9,878,461

Common Stocks 0.3%

Issuer	Shares	Value ($)
FINANCIALS 0.1%
Capital Markets 0.1%
RCS Capital Corp.(k)	5,448	78,996
Diversified Financial Services —%
Fairlane Management Corp.(i)(k)(l)	2,000	—

Total Financials	78,996
UTILITIES 0.2%
Electric Utilities 0.1%

Vistra Energy Corp.	10,180	157,281
Independent Power and Renewable Electricity Producers 0.1%
Templar Energy LLC(k)	24,262	181,966

Total Utilities	339,247
Total Common Stocks (Cost: $382,454)	418,243

Money Market Funds 6.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(m)(n)	9,664,515	9,664,515
Total Money Market Funds (Cost: $9,664,515)		9,664,515
Total Investments (Cost: $156,515,902)		156,401,933
Other Assets & Liabilities, Net		(13,754,628)
Net Assets		142,647,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

At December 31, 2016, cash totaling $1,668,940 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	01/13/2017	3,000,000	ILS	777,283	USD	—	(1,700)
BNP Paribas	01/13/2017	75,000,000	JPY	679,212	USD	37,156	—
Barclays	01/13/2017	201,000,000	HUF	691,784	USD	7,409	—
Barclays	01/13/2017	12,930,000	MXN	625,959	USD	3,104	—
Citi	01/13/2017	1,223,870	EUR	1,303,923	USD	14,978	—
Citi	01/13/2017	758,144	USD	723,870	EUR	4,216	—
Citi	01/13/2017	537,577	USD	500,000	EUR	—	(10,990)
Credit Suisse	01/13/2017	723,000	EUR	757,061	USD	—	(4,383)
Credit Suisse	01/13/2017	692,728	USD	650,000	EUR	—	(8,166)
HSBC	01/13/2017	1,841,896,000	COP	581,315	USD	—	(31,082)
Standard Chartered	01/12/2017	18,500,000	CNH	2,666,013	USD	20,898	—
Standard Chartered	01/13/2017	2,745,000	BRL	806,523	USD	—	(34,524)
Standard Chartered	01/13/2017	10,746,518,000	IDR	786,139	USD	—	(10,103)
UBS	01/12/2017	810,000,000	KRW	691,333	USD	20,632	—
Total						108,393	(100,948)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 10-Year Bond	101	AUD	9,310,728	03/2017	42,220	—
U.S. Treasury 2-Year Note	68	USD	14,734,750	03/2017	—	(13,885)
U.S. Treasury 5-Year Note	220	USD	25,886,094	03/2017	19,387	—
Total			49,931,572		61,607	(13,885)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro-BTP	(32)	EUR	(4,557,892)	03/2017	—	(92,296)
Euro-Buxl 30-Year	(13)	EUR	(2,374,527)	03/2017	—	(27,610)
U.S. Treasury 10-Year Note	(193)	USD	(23,986,281)	03/2017	28,522	—
U.S. Ultra Bond	(27)	USD	(4,326,750)	03/2017	—	(26,179)
Total			(35,245,450)		28,522	(146,085)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Open Options Contracts Written at December 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(o)	Put	USD	(5,000,000)	2.00	(28,000)	02/21/2017	(30,232)

Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	700,000	43,672	44,825	—	(215)	—	(1,368)
Barclays	People's Republic of China	12/20/2021	1.000	USD	1,350,000	11,295	4,407	—	(413)	6,475	—
Total							49,232	—		6,475	(1,368)

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	4,400,000	—	(119,754)
Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 26	12/20/2021	5.000	EUR	2,200,000	—	(44,240)
Total						—	(163,994)

Credit Default Swap Contracts Outstanding at December 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(250,000)	(14,325)	—	(31,934)	125	17,734	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(500,000)	(28,650)	—	(45,791)	250	17,391	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(550,000)	(31,515)	—	(33,572)	275	2,332	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(800,000)	(45,840)	—	(94,126)	400	48,686	—
Total								—	(205,423)		86,143	—

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Interest Rate Swap Contracts Outstanding at December 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Fixed rate of 1.261%	3-Month USD LIBOR-BBA	10/21/2021	USD	7,500,000	—	(233,214)
Morgan Stanley	Fixed rate of 1.377%	3-Month USD LIBOR-BBA	11/01/2021	USD	7,500,000	—	(194,695)
Morgan Stanley	Fixed rate of 1.335%	3-Month USD LIBOR-BBA	11/09/2021	USD	7,000,000	—	(198,069)
Morgan Stanley	Fixed rate of 1.728%	3-Month USD LIBOR-BBA	11/17/2021	USD	7,400,000	—	(72,117)
Morgan Stanley	Fixed Rate of 6.361%	28-Day MXN TIIE-Banxico	10/24/2025	MXN	17,000,000	—	(81,535)
Morgan Stanley	Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	01/21/2026	MXN	8,000,000	—	(49,236)
Morgan Stanley	Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	02/02/2026	MXN	20,000,000	—	(125,561)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.783%	02/04/2026	USD	900,000	34,010	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.980%	10/21/2046	USD	1,486,880	203,268	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 2.113%	11/01/2046	USD	1,517,910	163,855	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 2.086%	11/09/2046	USD	1,413,376	161,271	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 2.431%	11/17/2046	USD	1,700,000	65,825	—
Total						628,229	(954,427)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $68,436,001 or 47.98% of net assets.

(c)  Variable rate security.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $603,270, which represents 0.42% of net assets.

(e)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Zero coupon bond.

(h)  Principal and interest may not be guaranteed by the government.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $128,504, which represents 0.09% of net assets.

(j)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)  Non-income producing investment.

(l)  Negligible market value.

(m)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(n)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain Loss ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,187,337	61,507,739	(58,030,489)	(72)	9,664,515	39,810	9,664,515

(o)  Written swaption contracts outstanding at December 31, 2016:

Written Swaption Contracts Outstanding at December 31, 2016

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	Fixed rate of 2.000%	3-Month USD LIBOR BBA	2.000	02/21/2022	(5,000,000)	(28,000)	(30,232)

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CNH  Yuan Offshore Renminbi

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	59,982,245	—	59,982,245
Residential Mortgage-Backed Securities — Agency	—	20,244,557	—	20,244,557
Residential Mortgage-Backed Securities — Non-Agency	—	22,527,700	2,371,286	24,898,986
Commercial Mortgage-Backed Securities — Non-Agency	—	4,990,783	—	4,990,783
Asset-Backed Securities — Non-Agency	—	5,391,475	711,874	6,103,349
Inflation-Indexed Bonds	—	4,109,994	—	4,109,994
U.S. Treasury Obligations	2,498,047	—	—	2,498,047
Foreign Government Obligations	—	13,484,249	128,504	13,612,753
Senior Loans	—	8,725,725	1,152,736	9,878,461
Common Stocks
Financials	—	—	78,996	78,996
Utilities	157,281	181,966	—	339,247
Total Common Stocks	157,281	181,966	78,996	418,243
Investments measured at net asset value
Money Market Funds	—	—	—	9,664,515
Total Investments	2,655,328	139,638,694	4,443,396	156,401,933

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	108,393	—	108,393
Futures Contracts	90,129	—	—	90,129
Swap Contracts	—	720,847	—	720,847
Liabilities
Forward Foreign Currency Exchange Contracts	—	(100,948)	—	(100,948)
Futures Contracts	(159,970)	—	—	(159,970)
Options Contracts Written	—	(30,232)	—	(30,232)
Swap Contracts	—	(1,119,789)	—	(1,119,789)
Total	2,585,487	139,216,965	4,443,396	155,910,363

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)		Total ($)
Balance as of December 31, 2015	4,176,498	—	130,020	2,536,783	0	(a)	6,843,301
Increase (decrease) in accrued discounts/premiums	(8,836)	—	(660)	(971)	—		(10,467)
Realized gain (loss)	(18,275)	—	—	(103,106)	—		(121,381)
Change in unrealized appreciation (depreciation)(b)	66,461	211,874	(856)	213,872	46,308		537,659
Sales	(3,575,972)	—	—	(2,122,187)	—		(5,698,159)
Purchases	1,731,410	500,000	—	—	32,688		2,264,098
Transfers into Level 3	—	—	—	916,691	—		916,691
Transfers out of Level 3	—	—	—	(288,346)	—		(288,346)
Balance as of December 31, 2016	2,371,286	711,874	128,504	1,152,736	78,996		4,443,396

(a) Rounds to zero.

(b) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2016 was $278,579, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $7,724, Asset-Backed Securities — Non-Agency of $211,874, Foreign Government Obligations of $(856), Senior Loans of $13,529 and Common Stocks of $46,308.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, foreign government obligations, and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $146,851,387)	$146,737,418
Affiliated issuers (identified cost $9,664,515)	9,664,515
Total investments (identified cost $156,515,902)	156,401,933
Cash	68,711
Foreign currency (identified cost $29,852)	29,732
Cash collateral held at broker	237,000
Margin deposits	1,431,940
Unrealized appreciation on forward foreign currency exchange contracts	108,393
Unrealized appreciation on swap contracts	92,618
Premiums paid on outstanding swap contracts	49,232
Receivable for:
Investments sold	15,102
Investments sold on a delayed delivery basis	3,562,660
Capital shares sold	24,363
Dividends	3,808
Interest	1,284,047
Foreign tax reclaims	71,148
Variation margin	150,039
Expense reimbursement due from Investment Manager	11,575
Prepaid expenses	731
Trustees' deferred compensation plan	56,023
Total assets	163,599,055
Liabilities
Option contracts written, at value (premiums received $28,000)	30,232
Unrealized depreciation on forward foreign currency exchange contracts	100,948
Unrealized depreciation on swap contracts	1,368
Premiums received on outstanding swap contracts	205,423
Payable for:
Investments purchased	1,284
Investments purchased on a delayed delivery basis	20,202,637
Capital shares purchased	31,901
Variation margin	172,943
Management services fees	69,599
Distribution and/or service fees	9,438
Transfer agent fees	6,960
Compensation of board members	1,019
Chief compliance officer expenses	16
Other expenses	61,959
Trustees' deferred compensation plan	56,023
Total liabilities	20,951,750
Net assets applicable to outstanding capital stock	$142,647,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Represented by
Paid-in capital	$141,512,969
Undistributed net investment income	4,065,184
Accumulated net realized loss	(2,323,411)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(113,969)
Foreign currency translations	(29,898)
Forward foreign currency exchange contracts	7,445
Futures contracts	(69,841)
Options contracts written	(2,232)
Swap contracts	(398,942)
Total — representing net assets applicable to outstanding capital stock	$142,647,305
Class 1
Net assets	$95,971,449
Shares outstanding	23,671,611
Net asset value per share	$4.05
Class 2
Net assets	$46,675,856
Shares outstanding	11,624,181
Net asset value per share	$4.02

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$23,618
Dividends — affiliated issuers	39,810
Interest	6,882,571
Foreign taxes withheld	(11,125)
Total income	6,934,874
Expenses:
Management services fees	807,356
Distribution and/or service fees
Class 2	103,662
Transfer agent fees
Class 1	55,855
Class 2	24,878
Compensation of board members	19,247
Printing and postage fees	29,848
Audit fees	48,628
Legal fees	1,858
Chief compliance officer expenses	60
Total expenses	1,091,392
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(106,600)
Total net expenses	984,792
Net investment income	5,950,082
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,346,179)
Investments — affiliated issuers	(72)
Foreign currency translations	(23,605)
Forward foreign currency exchange contracts	(535,609)
Futures contracts	(731,600)
Options purchased	36,875
Swap contracts	(15,396)
Net realized loss	(3,615,586)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,897,307
Foreign currency translations	(4,566)
Forward foreign currency exchange contracts	106,642
Futures contracts	(265,998)
Options purchased	54,061
Options contracts written	(2,232)
Swap contracts	(357,986)
Net change in unrealized appreciation	9,427,228
Net realized and unrealized gain	5,811,642
Net increase in net assets resulting from operations	$11,761,724

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$5,950,082	$18,229,967
Net realized gain (loss)	(3,615,586)	5,383,951
Net change in unrealized appreciation	9,427,228	589,439
Net increase in net assets resulting from operations	11,761,724	24,203,357
Distributions to shareholders
Net investment income
Class 1	(10,459,721)	(36,796,280)
Class 2	(4,622,202)	(13,249,306)
Net realized gains
Class 1	(5,358,926)	(12,417,358)
Class 2	(2,453,454)	(4,502,537)
Total distributions to shareholders	(22,894,303)	(66,965,481)
Increase (decrease) in net assets from capital stock activity	27,927,209	(766,131,580)
Total increase (decrease) in net assets	16,794,630	(808,893,704)
Net assets at beginning of year	125,852,675	934,746,379
Net assets at end of year	$142,647,305	$125,852,675
Undistributed net investment income	$4,065,184	$14,777,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	221,599	953,192	811,160	6,568,693
Distributions reinvested	3,964,573	15,818,647	10,606,387	49,213,638
Redemptions	(741,151)	(3,222,705)	(94,676,082)	(842,528,456)
Net increase (decrease)	3,445,021	13,549,134	(83,258,535)	(786,746,125)
Class 2 shares
Subscriptions	3,363,809	14,418,843	1,333,484	8,233,310
Distributions reinvested	1,786,782	7,075,656	3,859,096	17,751,843
Redemptions	(1,663,055)	(7,116,424)	(956,128)	(5,370,608)
Net increase	3,487,536	14,378,075	4,236,452	20,614,545
Total net increase (decrease)	6,932,557	27,927,209	(79,022,083)	(766,131,580)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$4.45	$8.71		$8.77	$9.37	$8.73
Income from investment operations:
Net investment income	0.19	0.34		0.39	0.40	0.42
Net realized and unrealized gain (loss)	0.21	(0.32	)(a)	(0.05)	(0.37)	0.63
Total from investment operations	0.40	0.02		0.34	0.03	1.05
Less distributions to shareholders:
Net investment income	(0.53)	(3.20)		(0.30)	(0.40)	(0.41)
Net realized gains	(0.27)	(1.08)		(0.10)	(0.23)	—
Total distributions to shareholders	(0.80)	(4.28)		(0.40)	(0.63)	(0.41)
Net asset value, end of period	$4.05	$4.45		$8.71	$8.77	$9.37
Total return	9.15%	(1.77%)		3.77%	0.37%	12.25%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.69%		0.67%	0.67%	0.67%
Total net expenses(c)	0.66%	0.68%		0.67%	0.67%	0.65%
Net investment income	4.50%	4.23%		4.39%	4.37%	4.63%
Supplemental data
Net assets, end of period (in thousands)	$95,971	$89,998		$900,978	$1,147,222	$1,011,055
Portfolio turnover	179%	192%		130%	116%	112%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$4.41	$8.66		$8.73	$9.33	$8.69
Income from investment operations:
Net investment income	0.18	0.26		0.37	0.37	0.40
Net realized and unrealized gain (loss)	0.21	(0.25	)(a)	(0.07)	(0.37)	0.62
Total from investment operations	0.39	0.01		0.30	—	1.02
Less distributions to shareholders:
Net investment income	(0.51)	(3.18)		(0.27)	(0.37)	(0.38)
Net realized gains	(0.27)	(1.08)		(0.10)	(0.23)	—
Total distributions to shareholders	(0.78)	(4.26)		(0.37)	(0.60)	(0.38)
Net asset value, end of period	$4.02	$4.41		$8.66	$8.73	$9.33
Total return	9.05%	(1.93%)		3.41%	0.12%	11.96%
Ratios to average net assets(b)
Total gross expenses	0.98%	0.98%		0.92%	0.92%	0.93%
Total net expenses(c)	0.90%	0.94%		0.92%	0.92%	0.90%
Net investment income	4.24%	4.23%		4.14%	4.11%	4.36%
Supplemental data
Net assets, end of period (in thousands)	$46,676	$35,854		$33,769	$35,218	$37,516
Portfolio turnover	179%	192%		130%	116%	112%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses)

arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Contracts and premiums associated with options contracts written for the year ended December 31, 2016 are as follows:

	Puts
	Contracts	Premiums ($)
Balance at December 31, 2015	—	—
Opened	(5,000,000)	(28,000)
Balance at December 31, 2016	(5,000,000)	(28,000)

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage exposure to fluctuations in interest rates and inflation. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Long	26,719,609
Futures contracts — Short	47,812,081
Credit default swap contracts — buy protection	9,683,809
Credit default swap contracts — sell protection	4,375,000
Derivative Instrument	Average Market Value ($)
Options contracts — Purchased	17,602
Options contracts — Written	(7,558)
Derivative Instrument	Average Unrealized Appreciation ($)	Average Unrealized Depreciation ($)
Forward foreign currency exchange contracts	104,713	(149,464)
Interest rate swap contracts	171,110	(413,252)

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	92,618	*
Credit risk	Premiums paid on outstanding swap contracts	49,232
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	108,393
Interest rate risk	Net assets — unrealized appreciation on futures contracts	90,129	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	628,229	*
Total		968,601
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	165,362	*
Credit risk	Premiums received on outstanding swap contracts	205,423
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	100,948
Interest rate risk	Net assets — unrealized depreciation on futures contracts	159,970	*
Interest rate risk	Options contracts written, at value	30,232
Interest rate risk	Net assets — unrealized depreciation on swap contracts	954,427	*
Total		1,616,362

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	13,330	13,330
Foreign exchange risk	(535,609)	—	—	—	(535,609)
Interest rate risk	—	(731,600)	36,875	(28,726)	(723,451)
Total	(535,609)	(731,600)	36,875	(15,396)	(1,245,730)

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	(77,370)	(77,370)
Foreign exchange risk	106,642	—	—	—	—	106,642
Interest rate risk	—	(265,998)	(2,232)	54,061	(280,616)	(494,785)
Total	106,642	(265,998)	(2,232)	54,061	(357,986)	(465,513)

Investments in Senior Loans

The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest.The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	57,600	—	—	—
Forward foreign currency exchange contracts	10,513	37,156	19,194	—	—	—	—	20,898	20,632	108,393
Options purchased calls	—	—	—	—	—	—	—	—	—	—

OTC credit default swap contracts(c)	54,339	—	—	—	—	—	—	—	—	54,339

Total Assets  64,852  37,156  19,194  —  —  —  57,600  20,898  20,632  220,332

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	UBS ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	10,252	—	—	10,252
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	70,191	—	—	70,191
Forward foreign currency exchange contracts	—	1,700	10,990	12,549	31,082	—	—	44,627	—	100,948
Options contracts written	—	—	—	—	—	30,232	—	—	—	30,232
OTC credit default swap contracts(c)	—	—	—	42,600	—	76,680	—	—	—	119,280
Total Liabilities	—	1,700	10,990	55,149	31,082	106,912	80,443	44,627	—	330,903
Total Financial and Derivative Net Assets	64,852	35,456	8,204	(55,149)	(31,082)	(106,912)	(22,843)	(23,729)	20,632	(110,571)
Total collateral received (pledged)(d)	64,852	—	—	—	—	(106,912)	(22,843)	—	—	(64,903)
Net Amount(e)	—	35,456	8,204	(55,149)	(31,082)	—	—	(23,729)	20,632	(45,668)

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.600% to 0.393% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.600% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $221,379, and the administrative services fee paid to the Investment Manager was $29,239.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.69%
Class 2	0.94

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,580,615)
Accumulated net realized loss	1,580,617
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$15,131,905	$54,147,431
Long-term capital gains	7,762,398	12,818,050
Total	$22,894,303	$66,965,481

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,432,327
Capital loss carryforwards	(2,292,742)
Net unrealized depreciation	(138,707)

At December 31, 2016, the cost of investments for federal income tax purposes was $156,540,640 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,395,076
Unrealized depreciation	(4,533,783)
Net unrealized depreciation	$(138,707)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — long-term	2,292,742

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $254,295,948 and $240,314,301, respectively, for the year ended December 31, 2016, of which $162,409,770 and $156,242,198, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Shareholder Concentration Risk

At December 31, 2016, one unaffiliated shareholder of record owned 16.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 80.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Strategic Income Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

C-1522 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund) Class 2 shares returned 8.52% for the 12-month period that ended December 31, 2016.

■  During the same time period, the Fund underperformed its Blended Benchmark, which returned 9.72% and outperformed the broad U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%.

■  Despite solid gains, the Fund's high-yield positions lagged the Blended Benchmark and generally accounted for the Fund's modest performance shortfall.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	06/24/14	8.52	2.69
Blended Benchmark		9.72	3.35
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.19

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Bloomberg Barclays U.S. Corporate High-Yield Index, 15% JPMorgan Emerging Markets Bond Index (EMBI) — Global and 10% Russell 1000 Index. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Diversified Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Dan Boncarosky, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Equity Funds	12.2
Exchange-Traded Funds	2.8
Fixed-Income Funds	83.8
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 8.52%. During the same time period, the Fund underperformed its Blended Benchmark, which returned 9.72% and outperformed the broad U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%. Despite solid gains, underlying high-yield funds lagged the Blended Benchmark and generally accounted for the Fund's modest performance shortfall.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about U.S. monetary policy, China and oil rattled the financial markets, driving bond prices higher and stock prices lower. After a swift March rebound, U.S. Treasury yields plummeted and the stock market swooned again in the early summer in reaction to the U.K. vote to exit the European Union. Once again, the stock market rebounded but investors retreated to bonds again in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with almost unanimously positive economic data, interest rates backed up and bond prices fell in the fourth quarter. In the United States, steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated. Inflationary pressures increased, commodity prices rose — oil prices, in particular — and concerns about the impact of fiscal stimulus, infrastructure spending and tax cuts in a new administration also weighed on the bond market. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America/Merrill Lynch U.S. High Yield Constrained Index.

Significant Performance Factors

The Fund seeks a high level of current income, with capital preservation as a secondary objective. Generally, the Fund will seek to achieve this objective by investing in a diversified mix of underlying funds that hold

Annual Report 2016
4

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

income-generating securities, including equities, core fixed-income investments, high-yield and emerging market bonds.

The Fund's positions in high-yield securities — overall and within underlying multi-sector funds — generated solid gains but modestly hampered results relative to its Blended Benchmark. The lowest-quality high-yield bonds were the year's biggest winners, and the Fund's underlying positions were more conservatively positioned in the sector. Disappointing performance from underlying equity funds was also a drag on relative results. Emerging-market bonds delivered solid results for the year, despite a struggle in the fourth quarter. Core bonds, including investment-grade corporates, mortgage- and asset-backed securities, also aided relative performance as underlying core fixed-income funds outperformed.

Annual Report 2016
5

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,021.50	1,023.75	1.26	1.26	0.25	4.60	4.60	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 12.3%

	Shares	Value ($)
U.S. LARGE CAP 12.3%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	16,554	299,959
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	7,771	303,929
Total		603,888
Total Equity Funds (Cost: $567,140)		603,888

Fixed-Income Funds 84.2%

EMERGING MARKETS 16.6%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(b)	86,043	817,403
HIGH YIELD 37.7%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1 Shares(b)	273,237	1,855,282
INVESTMENT GRADE 29.9%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(b)	67,398	697,567
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(b)	11,805	121,824
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(b)	23,621	258,657

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(b)	37,407	392,024
Total		1,470,072
Total Fixed-Income Funds (Cost: $4,138,949)		4,142,757

Exchange-Traded Funds 2.8%

iShares iBoxx $ Investment Grade Corporate Bond ETF	1,167	136,749
Total Exchange-Traded Funds (Cost: $139,786)		136,749

Money Market Funds 1.3%

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(b)(c)	61,792	61,792
Total Money Market Funds (Cost: $61,792)		61,792
Total Investments (Cost: $4,907,667)		4,945,186
Other Assets & Liabilities, Net		(28,015)
Net Assets		4,917,171

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	108,874	208,202	(32,998)	(656)	283,422	—	—	299,959
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	143,377	277,711	(134,403)	(2,967)	283,718	—	—	303,929
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	448,426	441,509	(90,099)	(1,582)	798,254	—	15,677	817,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	25,000	144,674	(107,882)	—	61,792	—	3	61,792
Columbia Variable Portfolio — High Yield Bond Fund, Class 1 Shares	1,038,951	985,365	(148,329)	(10,705)	1,865,282	—	84,663	1,855,282
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	71,993	10,087	(79,232)	(2,848)	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	371,532	385,825	(60,193)	(337)	696,827	271	7,969	697,567
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	65,413	89,351	(30,764)	(697)	123,303	581	2,235	121,824
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	138,133	147,472	(24,141)	(273)	261,191	93	2,985	258,657
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	15,526	38,805	(57,205)	2,874	—	—	—	—
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	208,562	253,747	(68,027)	(190)	394,092	1,050	3,046	392,024
Total	2,635,787	2,982,748	(833,273)	(17,381)	4,767,881	1,995	116,578	4,808,437

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	136,749	—	—	136,749
Investments measured at net asset value
Equity Funds	—	—	—	603,888
Fixed-Income Funds	—	—	—	4,142,757
Money Market Funds	—	—	—	61,792
Total Investments	136,749	—	—	4,945,186

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $139,786)	$136,749
Affiliated issuers (identified cost $4,767,881)	4,808,437
Total investments (identified cost $4,907,667)	4,945,186
Receivable for:
Investments sold	3,735
Expense reimbursement due from Investment Manager	400
Prepaid expenses	17
Trustees' deferred compensation plan	7,645
Total assets	4,956,983
Liabilities
Payable for:
Capital shares purchased	3,735
Management services fees	4
Distribution and/or service fees	33
Compensation of board members	991
Audit fees	19,712
Custodian fees	3,675
Printing and postage fees	3,303
Other expenses	714
Trustees' deferred compensation plan	7,645
Total liabilities	39,812
Net assets applicable to outstanding capital stock	$4,917,171
Represented by
Trust capital	$4,917,171
Total — representing net assets applicable to outstanding capital stock	$4,917,171
Class 2
Net assets	$4,917,171
Shares outstanding	490,858
Net asset value per share	$10.02

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$4,512
Dividends — affiliated issuers	116,578
Total income	121,090
Expenses:
Management services fees	1,589
Distribution and/or service fees
Class 2	8,722
Transfer agent fees
Class 2	76
Compensation of board members	17,484
Custodian fees	14,821
Printing and postage fees	19,578
Audit fees	20,440
Legal fees	87
Chief compliance officer expenses	2
Other	4,359
Total expenses	87,158
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,109)
Total net expenses	9,049
Net investment income	112,041
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,422)
Investments — affiliated issuers	(17,381)
Capital gain distributions from underlying affiliated funds	1,995
Net realized loss	(16,808)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(267)
Investments — affiliated issuers	142,037
Net change in unrealized appreciation	141,770
Net realized and unrealized gain	124,962
Net increase in net assets resulting from operations	$237,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$112,041	$69,627
Net realized loss	(16,808)	(16,827)
Net change in unrealized appreciation (depreciation)	141,770	(97,825)
Net increase (decrease) in net assets resulting from operations	237,003	(45,025)
Distributions to shareholders
Net investment income
Class 2	(113,815)	(70,701)
Total distributions to shareholders	(113,815)	(70,701)
Increase in net assets from capital stock activity	2,238,930	1,847,974
Total increase in net assets	2,362,118	1,732,248
Net assets at beginning of year	2,555,053	822,805
Net assets at end of year	$4,917,171	$2,555,053

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	253,335	2,554,793	210,829	2,093,597
Distributions reinvested	11,284	113,815	7,398	70,701
Redemptions	(43,204)	(429,678)	(32,337)	(316,324)
Net increase	221,415	2,238,930	185,890	1,847,974
Total net increase	221,415	2,238,930	185,890	1,847,974

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$9.48	$9.85	$10.00
Income from investment operations:
Net investment income	0.32	0.34	0.14
Net realized and unrealized gain (loss)	0.49	(0.43)	(0.20)
Total from investment operations	0.81	(0.09)	(0.06)
Less distributions to shareholders:
Net investment income	(0.27)	(0.28)	(0.09)
Total distributions to shareholders	(0.27)	(0.28)	(0.09)
Net asset value, end of period	$10.02	$9.48	$9.85
Total return	8.52%	(0.91%)	(0.56%)
Ratios to average net assets(b)
Total gross expenses	2.50%	3.93%	18.20	%(c)
Total net expenses(d)	0.26%	0.30%	0.26	%(c)
Net investment income	3.21%	3.44%	2.84	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,917	$2,555	$823
Portfolio turnover	23%	33%	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based

Annual Report 2016
15

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Annual Report 2016
16

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.720% to 0.520%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.05% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $108, and the administrative services fee paid to the Investment Manager was $178.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Fund's Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2016, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was less than 0.01%.

Annual Report 2016
17

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 2	0.91%	0.97%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/ reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,019,779 and $815,744, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2016
18

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

The Fund's Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 28, 2017 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
19

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Diversified Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Diversified Income Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
20

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
21

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
22

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
23

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
24

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
29

Variable Portfolio — Multi-Manager Diversified Income Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6674 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund) Class 2 shares returned 3.06% for the 12-month period ended December 31, 2016.

■  The Fund underperformed its Blended Benchmark, which gained 4.04% during the same time period.

■  The Fund outperformed the broad U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same 12 months.

■  Disappointing results from underlying funds, especially U.S. large-cap equity funds, accounted for a significant portion of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation and event protection strategies also detracted modestly from relative results.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	04/12/13	3.06	2.04
Blended Benchmark		4.04	3.22
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	1.70

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of an index consisting of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of an index consisting of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 10% S&P 500 Index, 6% MSCI EAFE Index (Net) and 4% Russell 2000 Index (the Former Blended Index). The Fund's investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund's performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	14.9
International	3.8
U.S. Large Cap	8.7
U.S. Mid Cap	1.0
U.S. Small Cap	1.4
Underlying Funds: Fixed Income	52.0
Investment Grade	52.0
Allocations to Tactical Assets
Corporate Bonds & Notes	1.1
Exchange-Traded Funds	5.6
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	20.7
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities — Agency	5.3
U.S.Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in an affiliated money market fund (amounting to $96.6 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period ended December 31, 2016, the Fund's Class 2 shares returned 3.06%. The Fund underperformed its Blended Benchmark, which gained 4.04% during the same time period. The Fund outperformed the broad U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same 12 months. Disappointing results from underlying U.S. large-cap equity funds accounted for much of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation methodology, which helps guide the Fund's asset allocation strategy, also detracted from relative results, as did event protection strategies designed to minimize losses in the event of steep market declines. Performance from underlying fixed-income funds and a modest overweight in U.S. small caps, one of the year's best equity sectors, aided relative returns.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with mostly positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index, a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. As noted above, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and investment-grade bonds, returning 17.49%, as measured by the Bank of America/Merrill Lynch U.S. High Yield Constrained Index.

Significant Performance Factors

Underlying fund performance had a significant impact on relative returns in 2016. Tactical asset allocation decisions also affected Fund performance.

Underlying fund performance detracted from relative performance, although results were mixed. U.S. fixed-income funds made a strong showing, which aided results relative to the Blended Benchmark. Multi-sector bond strategies with exposure to the strong-performing corporate credit markets were particularly beneficial to results. Equity funds detracted from relative returns, especially those centered on large-cap equities. Value funds generally outperformed growth- and blend-oriented funds.

The market's back-and-forth volatility undermined the effectiveness of the dynamic algorithm as it was executed during the year. We widened the range within which we could vary from the targets indicated by the dynamic algorithm. This additional degree of tactical discretion aided performance when we lowered equity exposure more than the methodology indicated in late June, just ahead of the U.K. referendum on leaving the European Union — and we felt it was prudently cautious to keep equity exposure lower than the target suggested by the algorithm. However, the equity markets snapped back quickly and exercising this added flexibility detracted from overall relative performance because it resulted in lower equity exposure during the sharp market rebounds of the second half of the year. It should be noted that safe haven assets, such as U.S. Treasury-related synthetic bond positions, currency hedging instruments and other tactical positioning within the funds also detracted from relative results.

Derivative securities such as forward foreign currency contracts, futures and options are used to execute the Fund's dynamic algorithm and event protection strategies, which account for approximately 30% of the portfolio. As noted above, these strategies detracted from relative performance for the year.

Subadvisor Changes

As part of an ongoing effort to monitor the individual teams that manage underlying funds, subadvisor changes were implemented for certain underlying funds during the second quarter of 2016 and again late in the period in an effort to improve results in the underlying funds. The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes are generally small in scope and magnitude.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	993.50	1,022.35	2.64	2.68	0.53	4.83	4.90	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 15.8%

	Shares	Value ($)
INTERNATIONAL 4.0%
Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	548,273	5,120,873
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	210,675	2,060,397
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	497,407	5,322,249
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	524,738	5,200,157
Total		17,703,676
U.S. LARGE CAP 9.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	200,106	3,625,914
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	286,601	11,208,983
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	174,860	3,867,903
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	252,029	3,296,541
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	96,788	1,989,953
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	232,960	5,113,465
Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	93,916	1,992,891
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	243,090	4,132,535
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	80,287	1,645,877
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	97,884	1,982,152
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	101,303	1,987,575
Total		40,843,789

Equity Funds (continued)

	Shares	Value ($)
U.S. MID CAP 1.1%
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares(a)(b)	48,196	1,010,677
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares(a)(b)	50,749	1,015,487
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	72,614	1,384,017
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	61,162	1,387,160
Total		4,797,341
U.S. SMALL CAP 1.5%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	127,273	2,648,552
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	104,754	1,935,863
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	80,773	2,111,395
Total		6,695,810
Total Equity Funds (Cost: $63,283,822)		70,040,616

Fixed-Income Funds 54.7%

INVESTMENT GRADE 54.7%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	4,695,723	48,600,731
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	1,543,856	14,620,314
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	2,498,706	24,787,167
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	1,409,488	14,545,920
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	4,460,230	48,839,515
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	3,439,791	37,218,539
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	4,633,153	48,555,444

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	600,150	6,049,519
Total		243,217,149
Total Fixed-Income Funds (Cost: $244,809,516)		243,217,149
Exchange-Traded Funds 5.8%
SPDR S&P 500 ETF Trust	76,425	17,083,280
iShares MSCI EAFE ETF	154,032	8,892,268
Total Exchange-Traded Funds (Cost: $24,500,073)		25,975,548

Corporate Bonds & Notes(c) 1.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.1%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%	40,000	40,988
L-3 Communications Corp. 02/15/21	4.950%	7,000	7,478
05/28/24	3.950%	38,000	38,648
Lockheed Martin Corp. 11/23/18	1.850%	17,000	17,068
01/15/23	3.100%	5,000	5,055
Northrop Grumman Corp. 06/01/18	1.750%	65,000	65,179
08/01/23	3.250%	6,000	6,117
Total			180,533
BANKING 0.1%
Bank of America Corp. 04/19/26	3.500%	50,000	49,334
Bank of Nova Scotia (The) 06/11/18	1.700%	35,000	35,012
Citigroup, Inc. 05/01/26	3.400%	30,000	29,150
10/21/26	3.200%	35,000	33,468
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%	25,000	24,669
02/25/26	3.750%	14,000	14,030
JPMorgan Chase & Co. 03/01/18	1.700%	20,000	19,996
03/22/19	1.850%	20,000	19,937
10/01/26	2.950%	34,000	32,452

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Morgan Stanley 04/21/21	2.500%		15,000	14,837
07/27/26	3.125%		15,000	14,331
Wells Fargo & Co. 10/23/26	3.000%		60,000	57,144
Total				344,360
CABLE AND SATELLITE —%
Comcast Corp. 02/15/18	5.875%		30,000	31,455
Sky PLC(d) 11/24/23	1.875%	EUR	100,000	110,454
Total				141,909
CHEMICALS —%
LYB International Finance BV 03/15/44	4.875%		10,000	10,356
DIVERSIFIED MANUFACTURING 0.1%
General Electric Co. 10/09/42	4.125%		15,000	15,133
Honeywell International, Inc. 10/30/19	1.400%		40,000	39,630
02/22/23	1.300%	EUR	100,000	109,390
United Technologies Corp. 11/01/46	3.750%		20,000	19,033
Total				183,186
ELECTRIC 0.3%
Appalachian Power Co. 05/15/44	4.400%		10,000	10,147
06/01/45	4.450%		25,000	25,544
Arizona Public Service Co. 05/15/46	3.750%		15,000	14,068
Berkshire Hathaway Energy Co. 11/15/23	3.750%		25,000	26,143
02/01/45	4.500%		29,000	30,085
CMS Energy Corp. 03/15/22	5.050%		10,000	10,955
03/01/24	3.875%		35,000	36,401
11/15/25	3.600%		45,000	45,553
02/15/27	2.950%		25,000	23,727
Consolidated Edison Co. of New York, Inc. 06/15/46	3.850%		10,000	9,541
DTE Energy Co. 06/01/24	3.500%		35,000	35,273
10/01/26	2.850%		115,000	106,872
Dominion Resources, Inc. 06/15/18	1.900%		45,000	45,024

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Duke Energy Corp. 10/15/23	3.950%		129,000	135,305
09/01/46	3.750%		15,000	13,503
Duke Energy Progress LLC 10/15/46	3.700%		10,000	9,469
Emera US Finance LP(d) 06/15/46	4.750%		40,000	40,338
Eversource Energy 01/15/18	1.600%		11,000	10,975
05/01/18	1.450%		78,000	77,743
Indiana Michigan Power Co. 03/15/23	3.200%		20,000	20,192
NextEra Energy Capital Holdings, Inc. 04/01/19	2.300%		5,000	5,038
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		76,000	78,004
Pacific Gas & Electric Co. 02/15/24	3.750%		15,000	15,655
02/15/44	4.750%		30,000	32,908
Public Service Enterprise Group, Inc. 11/15/19	1.600%		15,000	14,784
Sierra Pacific Power Co. 05/01/26	2.600%		10,000	9,568
Southern California Edison Co. 02/01/45	3.600%		5,000	4,730
Southern Co. (The) 07/01/46	4.400%		40,000	39,565
TransAlta Corp. 06/03/17	1.900%		45,000	44,775
11/25/20	5.000%	CAD	45,000	34,412
Virginia Electric & Power Co. 11/15/46	4.000%		5,000	4,985
WEC Energy Group, Inc. 06/15/18	1.650%		20,000	19,982
06/15/25	3.550%		20,000	20,383
Western Power Distribution PLC(d) 11/06/23	3.625%	GBP	100,000	133,119
Xcel Energy, Inc. 05/15/20	4.700%		38,000	40,413
12/01/26	3.350%		45,000	45,037
Total				1,270,216
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		4,000	3,921
02/01/26	3.650%		110,000	111,671
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		60,000	60,052

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConAgra Foods, Inc. 01/25/23	3.200%	75,000	74,930
General Mills, Inc. 10/20/17	1.400%	20,000	20,023
Kellogg Co. 12/01/23	2.650%	50,000	48,370
Kraft Heinz Foods Co. 06/01/26	3.000%	15,000	14,083
06/01/46	4.375%	25,000	23,524
Kraft Heinz Foods Co 06/05/17	2.250%	13,000	13,041
Molson Coors Brewing Co. 07/15/26	3.000%	40,000	37,812
05/01/42	5.000%	2,000	2,091
07/15/46	4.200%	11,000	10,256
PepsiCo, Inc. 02/22/19	1.500%	45,000	44,843
Sysco Corp. 07/15/21	2.500%	10,000	9,893
Tyson Foods, Inc. 08/15/19	2.650%	25,000	25,238
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%	8,000	8,072
10/21/19	2.900%	60,000	61,048
Total			568,868
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%	10,000	10,360
Express Scripts Holding Co. 07/15/46	4.800%	5,000	4,787
Total			15,147
HEALTHCARE INSURANCE —%
Aetna, Inc. 06/07/19	1.900%	20,000	19,954
06/15/46	4.375%	10,000	10,042
UnitedHealth Group, Inc. 12/15/17	1.400%	43,000	43,008
Total			73,004
INDEPENDENT ENERGY —%
Anadarko Petroleum Corp. 07/15/44	4.500%	15,000	14,093
Canadian Natural Resources Ltd. 05/15/17	5.700%	6,000	6,089
02/01/35	5.850%	20,000	21,287
03/15/38	6.250%	1,000	1,138
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. 11/15/43	5.250%	11,000	11,205
Woodside Finance Ltd.(d) 03/05/25	3.650%	50,000	48,844
Total			102,656
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/42	4.450%	37,000	32,041
09/15/43	5.200%	25,000	23,812
Total			55,853
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	105,000	110,761
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	40,000	39,292
MetLife, Inc. 12/15/17	1.756%	5,000	5,008
09/15/23	4.368%	25,000	26,903
03/01/45	4.050%	5,000	4,795
Northwestern Mutual Life Insurance Co. (The) Subordinated(d) 03/30/40	6.063%	25,000	30,785
Peachtree Corners Funding Trust(d) 02/15/25	3.976%	100,000	97,571
TIAA Asset Management Finance Co. LLC(d) 11/01/19	2.950%	15,000	15,259
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	60,000	64,563
Total			394,937
MEDIA AND ENTERTAINMENT —%
21st Century Fox America, Inc. 09/15/44	4.750%	40,000	39,983
21st Century Fox America, Inc.(d) 11/15/46	4.750%	5,000	5,015
Scripps Networks Interactive, Inc. 11/15/24	3.900%	47,000	47,763
Thomson Reuters Corp. 10/15/19	4.700%	15,000	15,926
05/23/43	4.500%	20,000	18,759
Time Warner, Inc. 03/29/41	6.250%	10,000	11,668
Total			139,114

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc. 06/01/45	5.800%	3,000	3,450
Enterprise Products Operating LLC 05/07/18	1.650%	17,000	16,952
02/15/45	5.100%	13,000	13,710
05/15/46	4.900%	27,000	27,715
Kinder Morgan Energy Partners LP 03/01/43	5.000%	55,000	53,035
Kinder Morgan, Inc. 02/15/46	5.050%	5,000	4,950
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	32,000	30,251
10/15/23	3.850%	45,000	44,490
11/01/24	3.600%	5,000	4,788
06/15/44	4.700%	6,000	5,346
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%	10,000	10,104
Williams Partners LP 09/15/45	5.100%	31,000	29,464
Total			244,255
NATURAL GAS —%
NiSource Finance Corp. 02/15/43	5.250%	30,000	33,193
Sempra Energy 04/01/17	2.300%	25,000	25,049
06/15/24	3.550%	100,000	101,201
Total			159,443
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%	26,000	17,160
PHARMACEUTICALS —%
Actavis Funding 03/15/45	4.750%	15,000	14,726
Amgen, Inc.(d) 06/15/51	4.663%	33,000	31,820
Pfizer, Inc. 06/01/18	1.200%	65,000	64,830
12/15/46	4.125%	10,000	10,172
Shire Acquisitions Investments Ireland DAC 09/23/19	1.900%	40,000	39,493
Teva Pharmaceutical Finance Netherlands III BV 10/01/46	4.100%	10,000	8,569
Total			169,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PROPERTY & CASUALTY —%
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		18,000	18,950
CNA Financial Corp. 05/15/24	3.950%		11,000	11,157
03/01/26	4.500%		10,000	10,457
Liberty Mutual Group, Inc.(d) 06/15/23	4.250%		57,000	59,678
Total				100,242
RAILROADS —%
CSX Corp. 11/01/46	3.800%		25,000	23,177
REFINING —%
Phillips 66 05/01/17	2.950%		30,000	30,167
RESTAURANTS —%
McDonald's Corp. 03/01/18	5.350%		50,000	52,106
12/09/45	4.875%		10,000	10,711
Total				62,817
RETAILERS —%
CVS Health Corp. 06/01/21	2.125%		30,000	29,416
06/01/26	2.875%		30,000	28,595
Wal-Mart Stores, Inc. 04/11/18	1.125%		15,000	14,965
Total				72,976
TECHNOLOGY 0.1%
Apple, Inc. 02/23/18	1.300%		35,000	35,026
02/09/45	3.450%		24,000	21,184
08/04/46	3.850%		5,000	4,791
Cisco Systems, Inc. 09/20/19	1.400%		35,000	34,618
International Business Machine Corp. 11/19/19	1.375%	EUR	100,000	109,691
Microsoft Corp. 11/03/18	1.300%		10,000	9,992
Oracle Corp. 09/15/21	1.900%		20,000	19,544
07/15/46	4.000%		25,000	23,912
Total				258,758

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(d) 11/01/23	2.700%		35,000	33,623
12/01/26	3.300%		55,000	52,774
11/01/46	4.200%		5,000	4,569
FedEx Corp. 04/01/46	4.550%		15,000	15,116
Heathrow Funding Ltd.(d) 02/15/23	5.225%	GBP	50,000	73,126
Total				179,208
WIRELESS —%
Rogers Communications, Inc. 03/15/23	3.000%		36,000	35,766
WIRELINES —%
AT&T, Inc. 06/15/45	4.350%		40,000	35,641
Verizon Communications, Inc. 11/01/42	3.850%		35,000	30,208
03/15/55	4.672%		10,000	9,391
Total				75,240
Total Corporate Bonds & Notes (Cost: $4,993,127)				4,908,958

Residential Mortgage-Backed Securities —
Agency 5.5%

Federal National Mortgage Association(e) 01/23/32	2.500%	8,592,000	8,605,592
01/23/32	3.000%	592,000	607,494
01/23/32- 01/18/47	3.500%	14,340,000	14,773,405
01/18/47	4.000%	592,000	622,375
Total Residential Mortgage-Backed Securities — Agency (Cost: $24,577,278)			24,608,866

U.S. Treasury Obligations —%

U.S. Treasury 05/15/45	3.000%	40,000	39,459
Total U.S. Treasury Obligations (Cost: $39,173)			39,459

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Options Purchased Puts 0.5%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	25	1,700.00	06/15/18	138,750
S&P 500 Index	65	1,800.00	06/15/18	463,775
S&P 500 Index	70	1,850.00	06/15/18	564,550
S&P 500 Index	39	1,800.00	12/21/18	380,445
S&P 500 Index	43	1,850.00	12/21/18	468,915
Total Options Purchased Puts (Cost: $2,385,754)				2,016,435
Money Market Funds 21.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(f)	96,565,730	96,565,730
Total Money Market Funds (Cost: $96,565,730)		96,565,730
Total Investments (Cost: $461,154,473)		467,372,761
Other Assets & Liabilities, Net		(22,581,051)
Net Assets		444,791,710

At December 31, 2016, cash totaling $1,620,930 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	01/13/2017	170,000	GBP	212,762	USD	3,199	—
State Street	01/13/2017	46,000	CAD	34,372	USD	108	—
UBS	01/13/2017	314,000	EUR	334,507	USD	3,811	—
Total						7,118	—

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
BP Currency	10	USD	772,375	03/2017	—	(21,412)
Canadian Government 10-Year Bond	1	CAD	102,432	03/2017	—	(1,033)
Euro FX	6	USD	793,050	03/2017	—	(8,047)
Euro-Bobl	1	EUR	140,666	03/2017	1,108	—
Euro-Bund	2	EUR	345,585	03/2017	4,817	—
JPY Currency	13	USD	1,397,013	03/2017	—	(19,888)
Long Gilt	1	GBP	155,073	03/2017	2,766	—
S&P 500 E-mini	156	USD	17,442,360	03/2017	239,059	—
S&P 500 Index	1	USD	559,050	03/2017	7,859	—
SPI 200 Index	5	AUD	507,952	03/2017	11,549	—
TOPIX Index	14	JPY	1,818,353	03/2017	41,127	—
U.S. Long Bond	26	USD	3,917,063	03/2017	—	(30,686)
U.S. Treasury 10-Year Note	172	USD	21,376,375	03/2017	—	(106,457)
U.S. Treasury 2-Year Note	130	USD	28,169,375	03/2017	—	(34,171)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	4	USD	470,656	03/2017	—	(1,629)
U.S. Treasury 5-Year Note	161	USD	18,943,914	03/2017	—	(90,852)
U.S. Ultra Bond	4	USD	641,000	03/2017	—	(5,807)
Total			97,552,292		308,285	(319,982)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(9)	USD	(1,355,906)	03/2017	10,532	—
U.S. Treasury 2-Year Note	(17)	USD	(3,683,688)	03/2017	4,219	—
U.S. Treasury Ultra 10-Year Note	(3)	USD	(402,188)	03/2017	2,344	—
U.S. Ultra Bond	(5)	USD	(801,250)	03/2017	8,740	—
Total			(6,243,032)		25,835	—

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	55,856,006	93,901,593	(53,191,901)	32	96,565,730	—	386,249	96,565,730
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	1,816,176	1,781,291	(569,138)	8,632	3,036,961	—	—	3,625,914
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	5,453,906	6,509,029	(1,892,462)	56,667	10,127,140	—	—	11,208,983
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	2,126,435	1,820,553	(611,623)	1,375	3,336,740	—	—	3,867,903
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	7,013,094	1,990,000	(9,001,632)	(1,462)	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	26,799,772	24,364,803	(2,805,188)	(75,999)	48,283,388	24,858	732,054	48,600,731
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	791,342	2,341,951	(71,424)	(2,456)	3,059,413	—	—	3,296,541
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	8,493,443	7,622,333	(1,133,216)	(100,151)	14,882,409	—	492,722	14,620,314

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	6,722,165	20,018,494	(1,009,962)	(95,610)	25,635,087	—	397,611	24,787,167
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares	—	1,786,612	(822,829)	(3,718)	960,065	—	—	1,010,677
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares	—	1,778,248	(911,456)	23,303	890,095	—	—	1,015,487
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1 Shares	855,419	1,205,844	(1,966,721)	(94,542)	—	194,106	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	1,068,835	879,162	(439,480)	31,489	1,540,006	—	—	1,989,953
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	3,308,669	1,532,342	(2,590,220)	(136,835)	2,113,956	—	—	2,648,552
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	8,050,325	7,594,300	(905,581)	(35,856)	14,703,188	91,817	353,291	14,545,920
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	27,000,237	24,880,276	(2,821,340)	(89,179)	48,969,994	23,302	744,603	48,839,515
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	225,420	1,337	(199,929)	(26,828)	—	—	1,337	—
Variable Portfolio — DFA International Value Fund, Class 1 Shares	3,146,777	2,596,454	(849,868)	(101,218)	4,792,145	20,074	131,365	5,120,873
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	19,790,049	19,850,449	(2,055,217)	(78,649)	37,506,632	52,132	662,992	37,218,539
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	2,113	2,125,667	(805,980)	(8,718)	1,313,082	—	—	1,384,017
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	1,000,894	1,288,074	(240,115)	(14,979)	2,033,874	—	37,650	2,060,397
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	814,523	4,411,194	(528,296)	(12,230)	4,685,191	—	—	5,113,465
Variable Portfolio — MFS Value Fund, Class 1 Shares	997,753	941,346	(361,875)	8,177	1,585,401	—	—	1,992,891
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	2,204,150	2,009,252	(664,222)	11,457	3,560,637	—	—	4,132,535
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	841,830	821,970	(214,259)	(3,274)	1,446,267	—	—	1,645,877
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	998,777	1,087,040	(258,518)	(10,200)	1,817,099	—	—	1,982,152
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	2,910,937	3,161,177	(506,830)	(79,252)	5,486,032	50,288	63,309	5,322,249

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	1,126,466	1,060,888	(440,574)	(14,433)	1,732,347	—	—	1,935,863
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	2,588,518	1,075,802	(2,130,683)	38,245	1,571,882	—	—	2,111,395
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	3,002,305	3,002,203	(572,573)	(98,769)	5,333,166	—	102,800	5,200,157
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	1,099,978	956,250	(400,788)	15,943	1,671,383	—	—	1,987,575
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	26,535,966	24,977,542	(2,704,064)	(73,623)	48,735,821	173,227	502,637	48,555,444
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	1,099	2,027,054	(857,682)	20,469	1,190,940	—	—	1,387,160
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	3,125,883	3,413,270	(440,117)	(6,039)	6,092,997	20,365	48,094	6,049,519
Total	225,769,262	274,813,800	(94,975,763)	(948,231)	404,659,068	650,169	4,656,714	409,823,495

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $1,071,803 or 0.24% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	25,975,548	—	—	25,975,548
Corporate Bonds & Notes	—	4,908,958	—	4,908,958
Residential Mortgage-Backed Securities — Agency	—	24,608,866	—	24,608,866
U.S. Treasury Obligations	39,459	—	—	39,459
Options Purchased Puts	2,016,435	—	—	2,016,435
Total Investments	28,031,442	29,517,824	—	57,549,266
Investments measured at net asset value
Equity Funds	—	—	—	70,040,616
Fixed-Income Funds	—	—	—	243,217,149
Money Market Funds	—	—	—	96,565,730
Total Investments	28,031,442	29,517,824	—	467,372,761
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	7,118	—	7,118
Futures Contracts	334,120	—	—	334,120
Liabilities
Futures Contracts	(319,982)	—	—	(319,982)
Total	28,045,580	29,524,942	—	467,394,017

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $54,109,651)	$55,532,831
Affiliated issuers (identified cost $404,659,068)	409,823,495
Options purchased (identified cost $2,385,754)	2,016,435
Total investments (identified cost $461,154,473)	467,372,761
Cash	260,000
Foreign currency (identified cost $8,729)	8,727
Cash collateral held at broker	30,000
Margin deposits	1,590,930
Unrealized appreciation on forward foreign currency exchange contracts	7,118
Receivable for:
Investments sold	194,491
Dividends	145,733
Interest	81,406
Foreign tax reclaims	41
Variation margin	130,588
Prepaid expenses	2,056
Trustees' deferred compensation plan	13,130
Total assets	469,836,981
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	24,618,497
Capital shares purchased	277,844
Variation margin	91,203
Management services fees	2,762
Distribution and/or service fees	3,044
Transfer agent fees	216
Compensation of board members	1,322
Chief compliance officer expenses	47
Other expenses	37,206
Trustees' deferred compensation plan	13,130
Total liabilities	25,045,271
Net assets applicable to outstanding capital stock	$444,791,710
Represented by
Trust capital	$444,791,710
Total — representing net assets applicable to outstanding capital stock	$444,791,710
Class 2
Net assets	$444,791,710
Shares outstanding	41,270,293
Net asset value per share	$10.78

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$459,320
Dividends — affiliated issuers	4,656,714
Interest	160,087
Total income	5,276,121
Expenses:
Management services fees	862,287
Distribution and/or service fees
Class 2	944,273
Transfer agent fees
Class 2	67,435
Compensation of board members	23,515
Custodian fees	32,913
Printing and postage fees	36,541
Audit fees	22,542
Legal fees	9,927
Chief compliance officer expenses	176
Other	11,656
Total expenses	2,011,265
Net investment income	3,264,856
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(111,376)
Investments — affiliated issuers	(948,231)
Capital gain distributions from underlying affiliated funds	650,169
Foreign currency translations	6,308
Forward foreign currency exchange contracts	55,156
Futures contracts	726,620
Options purchased	(1,845,343)
Net realized loss	(1,466,697)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,348,666
Investments — affiliated issuers	5,942,148
Foreign currency translations	(7,264)
Forward foreign currency exchange contracts	4,450
Futures contracts	(183,570)
Options purchased	191,103
Net change in unrealized appreciation	7,295,533
Net realized and unrealized gain	5,828,836
Net increase in net assets resulting from operations	$9,093,692

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$3,264,856	$1,844,448
Net realized loss	(1,466,697)	(424,492)
Net change in unrealized appreciation (depreciation)	7,295,533	(4,247,546)
Net increase (decrease) in net assets resulting from operations	9,093,692	(2,827,590)
Increase in net assets from capital stock activity	193,722,808	102,382,713
Total increase in net assets	202,816,500	99,555,123
Net assets at beginning of year	241,975,210	142,420,087
Net assets at end of year	$444,791,710	$241,975,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	22,185,260	237,339,879	11,813,595	125,160,398
Redemptions	(4,055,487)	(43,617,071)	(2,139,792)	(22,777,685)
Net increase	18,129,773	193,722,808	9,673,803	102,382,713
Total net increase	18,129,773	193,722,808	9,673,803	102,382,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.46	$10.58	$10.13	$10.00
Income from investment operations:
Net investment income	0.09	0.10	0.06	0.10
Net realized and unrealized gain (loss)	0.23	(0.22)	0.39	0.03
Total from investment operations	0.32	(0.12)	0.45	0.13
Net asset value, end of period	$10.78	$10.46	$10.58	$10.13
Total return	3.06%	(1.13%)	4.44%	1.30%
Ratios to average net assets(b)
Total gross expenses	0.53%	0.56%	0.61%	0.91	%(c)
Total net expenses(d)	0.53%	0.56%	0.60%	0.67	%(c)
Net investment income	0.86%	0.98%	0.54%	1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$444,792	$241,975	$142,420	$62,186
Portfolio turnover	106%	142%	184%	109%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	299,594	*
Equity risk	Investments, at value — Options purchased	2,016,435
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,118
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	34,526	*
Total		2,357,673
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	49,347	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	270,635	*
Total		319,982

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	1,098,762	(1,845,343)	(746,581)
Foreign exchange risk	55,156	(89,224)	—	(34,068)
Interest rate risk	—	(282,918)	—	(282,918)
Total	55,156	726,620	(1,845,343)	(1,063,567)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	152,352	191,103	343,455
Foreign exchange risk	4,450	(70,115)	—	(65,665)
Interest rate risk	—	(265,807)	—	(265,807)
Total	4,450	(183,570)	191,103	11,983

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	93,657,661
Futures contracts — Short	7,388,287
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,659,673
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	8,595	(614)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	3,199	108	3,811	7,118
Options purchased puts	2,016,435	—	—	—	2,016,435
Total Assets	2,016,435	3,199	108	3,811	2,023,553
Total Financial and Derivative Net Assets	2,016,435	3,199	108	3,811	2,023,553
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	2,016,435	3,199	108	3,811	2,023,553

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.23% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $189,530, and the administrative services fee paid to the Investment Manager was $30,588.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rate Contractual through April 30, 2017
Class 2	1.10%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/ reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $491,540,640 and $326,058,509, respectively, for the year ended December 31, 2016, of which $276,642,602 and $264,627,839, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, one unaffiliated shareholder of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia Variable Portfolio — Managed Volatility Conservative Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6624 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund) Class 2 shares returned 3.17% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its Blended Benchmark, which gained 5.00% for the same time period.

■  The broad U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% for the same 12 months.

■  Disappointing results from underlying funds, especially U.S. large-cap equity funds, accounted for a significant portion of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation and event protection strategies also detracted modestly from relative results.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	04/12/13	3.17	2.79
Blended Benchmark		5.00	4.28
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	1.70

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of an index consisting of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of an index consisting of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 18% S&P 500 Index, 11% MSCI EAFE Index (Net) and 6% Russell 2000 Index (the Former Blended Benchmark). The Fund's investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund's performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	30.5
International	8.3
U.S. Large Cap	17.6
U.S. Mid Cap	2.0
U.S. Small Cap	2.6
Underlying Funds: Fixed Income	37.2
Investment Grade	37.2
Allocations to Tactical Assets
Corporate Bonds & Notes	0.8
Exchange-Traded Funds	5.1
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	20.1
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities — Agency	5.5
U.S. Treasury Obligations	0.0	(b)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $287.6 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

(b) Rounds to zero.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.17%. The Fund underperformed its Blended Benchmark, which gained 5.00% for the same time period. The broad U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the same 12 months. Disappointing results from underlying U.S. large-cap equity funds accounted for much of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation methodology, which helps guide the Fund's asset allocation strategy, also detracted from relative results, as did event protection strategies designed to minimize losses in the event of steep market declines. Performance from underlying fixed-income funds and a modest overweight in U.S. small caps, one of the year's best equity sectors, aided relative returns.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with mostly positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. As noted above, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America Merrill Lynch U.S. High Yield Constrained Index.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

Underlying fund performance had a significant impact on relative returns in 2016. Tactical asset allocation decisions also affected Fund performance.

Underlying fund performance detracted from relative performance, although results were mixed. U.S. fixed-income funds made a strong showing, which aided results relative to the Blended Benchmark. Multi-sector bond strategies with exposure to the strong-performing corporate credit markets were particularly beneficial to results. Equity funds detracted from relative returns, especially those centered on large-cap equities. Value funds generally outperformed growth- and blend-oriented funds.

The market's back-and-forth volatility undermined the effectiveness of the dynamic algorithm as it was executed during the year. We widened the range within which we could vary from the targets indicated by the dynamic algorithm. This additional degree of tactical discretion aided performance when we lowered equity exposure more than the methodology indicated in late June, just ahead of the U.K. referendum on leaving the European Union — and we felt it was prudently cautious to keep equity exposure lower than the target suggested by the algorithm. However, the equity markets snapped back quickly and exercising this added flexibility detracted from overall relative performance because it resulted in lower equity exposure during the sharp market rebounds of the second half of the year. It should be noted that safe haven assets, such as U.S. Treasury-related synthetic bond positions, currency hedging instruments and other tactical positioning within the funds also detracted from relative results.

Derivative securities such as forward foreign currency exchange contracts, futures and options were used to execute the Fund's dynamic algorithm and event protection strategies, which account for approximately 30% of the portfolio. As noted above, these strategies detracted from relative performance for the year.

Subadvisor Changes

As part of an ongoing effort to monitor the individual teams that manage underlying funds, subadvisor changes were implemented for certain underlying funds during the second quarter of 2016 and again late in the period in an effort to improve results in the underlying funds. The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes are generally small in scope and magnitude.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,004.50	1,022.45	2.56	2.58	0.51	5.01	5.06	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 32.1%

	Shares	Value ($)
INTERNATIONAL 8.8%
Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	3,608,400	33,702,460
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	1,381,080	13,506,960
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	3,379,035	36,155,676
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	3,603,956	35,715,204
Total		119,080,300
U.S. LARGE CAP 18.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	1,223,665	22,172,819
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	1,776,809	69,491,001
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	1,060,246	23,452,634
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	1,557,802	20,376,049
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	584,843	12,024,370
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	1,435,470	31,508,577
Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	584,863	12,410,797
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	1,484,785	25,241,338
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	484,189	9,925,864
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	612,951	12,412,264
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	610,173	11,971,602
Total		250,987,315
U.S. MID CAP 2.1%
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares(a)(b)	278,217	5,834,216

Equity Funds (continued)

	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares(a)(b)	298,508	5,973,142
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	467,414	8,908,916
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	375,955	8,526,643
Total		29,242,917
U.S. SMALL CAP 2.7%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	633,729	13,187,893
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	605,396	11,187,728
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	458,436	11,983,513
Total		36,359,134
Total Equity Funds (Cost: $403,801,067)		435,669,666

Fixed-Income Funds 39.2%

INVESTMENT GRADE 39.2%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	10,014,207	103,647,047
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	3,330,307	31,538,008
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	5,480,137	54,362,955
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	3,012,090	31,084,764
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	9,193,897	100,673,173
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	8,896,045	96,255,206
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	9,967,954	104,464,161
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,005,863	10,139,096
Total		532,164,410
Total Fixed-Income Funds (Cost: $537,056,786)		532,164,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Exchange-Traded Funds 5.4%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	248,625	55,575,146
iShares MSCI EAFE ETF	306,987	17,722,360
Total Exchange-Traded Funds (Cost: $67,833,223)		73,297,506

Corporate Bonds & Notes(c) 0.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.1%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%	95,000	97,347
L-3 Communications Corp. 02/15/21	4.950%	15,000	16,025
05/28/24	3.950%	92,000	93,569
Lockheed Martin Corp. 11/23/18	1.850%	38,000	38,151
01/15/23	3.100%	5,000	5,055
Northrop Grumman Corp. 06/01/18	1.750%	145,000	145,399
08/01/23	3.250%	15,000	15,292
Total			410,838
BANKING 0.1%
Bank of America Corp. 04/19/26	3.500%	110,000	108,534
Bank of Nova Scotia (The) 06/11/18	1.700%	80,000	80,029
Citigroup, Inc. 05/01/26	3.400%	70,000	68,016
10/21/26	3.200%	80,000	76,498
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%	63,000	62,165
02/25/26	3.750%	39,000	39,084
JPMorgan Chase & Co. 03/01/18	1.700%	50,000	49,991
03/22/19	1.850%	50,000	49,842
10/01/26	2.950%	71,000	67,769
Morgan Stanley 04/21/21	2.500%	40,000	39,565
07/27/26	3.125%	35,000	33,438
Wells Fargo & Co. 10/23/26	3.000%	140,000	133,336
Total			808,267
CABLE AND SATELLITE —%
Comcast Corp. 02/15/18	5.875%	65,000	68,153

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Sky PLC(d) 11/26/22	3.125%		110,000	109,106
11/24/23	1.875%	EUR	145,000	160,158
Total				337,417
CHEMICALS —%
LYB International Finance BV 03/15/44	4.875%		30,000	31,068
DIVERSIFIED MANUFACTURING —%
General Electric Co. 05/26/23	1.250%	EUR	135,000	148,809
Honeywell International, Inc. 10/30/19	1.400%		90,000	89,168
02/22/23	1.300%	EUR	105,000	114,859
United Technologies Corp. 11/01/46	3.750%		45,000	42,826
Total				395,662
ELECTRIC 0.2%
Appalachian Power Co. 05/15/44	4.400%		40,000	40,588
06/01/45	4.450%		45,000	45,979
Arizona Public Service Co. 05/15/46	3.750%		35,000	32,826
Berkshire Hathaway Energy Co. 11/15/23	3.750%		55,000	57,514
02/01/45	4.500%		73,000	75,732
CMS Energy Corp. 03/15/22	5.050%		25,000	27,387
03/01/24	3.875%		45,000	46,801
11/15/25	3.600%		160,000	161,968
02/15/27	2.950%		40,000	37,964
03/01/44	4.875%		1,000	1,072
Consolidated Edison Co. of New York, Inc. 06/15/46	3.850%		25,000	23,853
DTE Energy Co. 06/01/24	3.500%		90,000	90,703
10/01/26	2.850%		260,000	241,623
Dominion Resources, Inc. 06/15/18	1.900%		105,000	105,055
Duke Energy Corp. 10/15/23	3.950%		337,000	353,472
09/01/46	3.750%		20,000	18,004
Duke Energy Progress LLC 10/15/46	3.700%		30,000	28,407
Emera US Finance LP(d) 06/15/46	4.750%		90,000	90,760
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Eversource Energy 01/15/18	1.600%		27,000	26,939
05/01/18	1.450%		180,000	179,408
Indiana Michigan Power Co. 03/15/23	3.200%		55,000	55,528
NextEra Energy Capital Holdings, Inc. 04/01/19	2.300%		15,000	15,114
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		180,000	184,747
Pacific Gas & Electric Co. 02/15/24	3.750%		30,000	31,310
02/15/44	4.750%		70,000	76,785
Public Service Enterprise Group, Inc. 11/15/19	1.600%		35,000	34,497
Sierra Pacific Power Co. 05/01/26	2.600%		15,000	14,351
Southern California Edison Co. 02/01/45	3.600%		10,000	9,459
Southern Co. (The) 07/01/46	4.400%		105,000	103,857
TransAlta Corp. 06/03/17	1.900%		105,000	104,475
11/25/20	5.000%	CAD	105,000	80,295
Virginia Electric & Power Co. 11/15/46	4.000%		10,000	9,970
WEC Energy Group, Inc. 06/15/18	1.650%		45,000	44,959
06/15/25	3.550%		39,000	39,746
Western Power Distribution PLC(d) 11/06/23	3.625%	GBP	155,000	206,334
Xcel Energy, Inc. 05/15/20	4.700%		91,000	96,778
12/01/26	3.350%		110,000	110,091
Total				2,904,351
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		7,000	6,861
02/01/23	3.300%		5,000	5,089
02/01/26	3.650%		260,000	263,949
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		140,000	140,122
ConAgra Foods, Inc. 01/25/23	3.200%		174,000	173,839
General Mills, Inc. 10/20/17	1.400%		52,000	52,060
11/16/20	2.100%	EUR	106,000	119,435

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JM Smucker Co. (The) 03/15/20	2.500%	3,000	3,014
Kellogg Co. 12/01/23	2.650%	125,000	120,924
Kraft Heinz Foods Co. 06/01/26	3.000%	35,000	32,859
06/01/46	4.375%	60,000	56,459
Kraft Heinz Foods Co 06/05/17	2.250%	34,000	34,109
Molson Coors Brewing Co. 07/15/26	3.000%	75,000	70,898
05/01/42	5.000%	15,000	15,680
07/15/46	4.200%	24,000	22,376
PepsiCo, Inc. 02/22/19	1.500%	105,000	104,633
Sysco Corp. 07/15/21	2.500%	20,000	19,787
Tyson Foods, Inc. 08/15/19	2.650%	65,000	65,620
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%	17,000	17,152
10/21/19	2.900%	145,000	147,532
Total			1,472,398
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%	25,000	25,899
Express Scripts Holding Co. 07/15/46	4.800%	10,000	9,574
Total			35,473
HEALTHCARE INSURANCE —%
Aetna, Inc. 06/07/19	1.900%	61,000	60,860
06/15/46	4.375%	25,000	25,104
UnitedHealth Group, Inc. 12/15/17	1.400%	85,000	85,016
Total			170,980
INDEPENDENT ENERGY —%
Anadarko Petroleum Corp. 07/15/44	4.500%	35,000	32,884
Canadian Natural Resources Ltd. 05/15/17	5.700%	13,000	13,194
02/01/35	5.850%	45,000	47,895
03/15/38	6.250%	14,000	15,927
Noble Energy, Inc. 11/15/43	5.250%	25,000	25,465

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(d) 03/05/25	3.650%	126,000	123,088
Total			258,453
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/42	4.450%	84,000	72,741
09/15/43	5.200%	65,000	61,912
Total			134,653
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	250,000	263,717
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	95,000	93,319
MetLife, Inc. 12/15/17	1.756%	15,000	15,025
09/15/23	4.368%	56,000	60,262
03/01/45	4.050%	15,000	14,384
Northwestern Mutual Life Insurance Co. (The) Subordinated(d) 03/30/40	6.063%	50,000	61,569
Peachtree Corners Funding Trust(d) 02/15/25	3.976%	100,000	97,571
TIAA Asset Management Finance Co. LLC(d) 11/01/19	2.950%	40,000	40,691
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	135,000	145,266
Voya Financial, Inc. 06/15/46	4.800%	45,000	43,749
Total			835,553
MEDIA AND ENTERTAINMENT —%
21st Century Fox America, Inc. 09/15/44	4.750%	85,000	84,964
21st Century Fox America, Inc.(d) 11/15/46	4.750%	15,000	15,045
Scripps Networks Interactive, Inc. 11/15/24	3.900%	122,000	123,981
Thomson Reuters Corp. 10/15/19	4.700%	35,000	37,161
05/23/43	4.500%	57,000	53,462
Total			314,613
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc. 06/01/45	5.800%	6,000	6,900

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC 05/07/18	1.650%	42,000	41,882
02/15/45	5.100%	25,000	26,366
05/15/46	4.900%	79,000	81,094
Kinder Morgan Energy Partners LP 03/01/43	5.000%	122,000	117,640
Kinder Morgan, Inc. 02/15/46	5.050%	20,000	19,798
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	76,000	71,846
10/15/23	3.850%	110,000	108,754
11/01/24	3.600%	5,000	4,787
06/15/44	4.700%	18,000	16,039
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%	24,000	24,250
Williams Partners LP 09/15/45	5.100%	75,000	71,284
Total			590,640
NATURAL GAS —%
NiSource Finance Corp. 02/15/43	5.250%	50,000	55,321
Sempra Energy 04/01/17	2.300%	60,000	60,118
06/15/24	3.550%	230,000	232,763
Total			348,202
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%	52,000	34,320
PHARMACEUTICALS —%
Actavis Funding 03/15/45	4.750%	40,000	39,269
Amgen, Inc.(d) 06/15/51	4.663%	72,000	69,426
Pfizer, Inc. 06/01/18	1.200%	150,000	149,607
12/15/46	4.125%	25,000	25,432
Shire Acquisitions Investments Ireland DAC 09/23/19	1.900%	90,000	88,859
Teva Pharmaceutical Finance Netherlands III BV 10/01/46	4.100%	20,000	17,137
Total			389,730
PROPERTY & CASUALTY —%
Berkshire Hathaway Finance Corp. 05/15/42	4.400%	29,000	30,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CNA Financial Corp. 05/15/24	3.950%		31,000	31,444
03/01/26	4.500%		25,000	26,144
Liberty Mutual Group, Inc.(d) 06/15/23	4.250%		146,000	152,858
Total				240,976
RAILROADS —%
CSX Corp. 11/01/46	3.800%		65,000	60,260
REFINING —%
Phillips 66 05/01/17	2.950%		75,000	75,418
RESTAURANTS —%
McDonald's Corp. 03/01/18	5.350%		125,000	130,266
12/09/45	4.875%		15,000	16,066
Total				146,332
RETAILERS —%
CVS Health Corp. 06/01/21	2.125%		75,000	73,541
06/01/26	2.875%		65,000	61,956
Target Corp. 01/15/18	6.000%		100,000	104,553
Wal-Mart Stores, Inc. 04/11/18	1.125%		35,000	34,918
Total				274,968
TECHNOLOGY 0.1%
Apple, Inc. 02/23/18	1.300%		83,000	83,061
02/09/45	3.450%		51,000	45,015
08/04/46	3.850%		20,000	19,163
Cisco Systems, Inc. 09/20/19	1.400%		80,000	79,128
International Business Machine Corp. 11/19/19	1.375%	EUR	112,000	122,854
Microsoft Corp. 11/03/18	1.300%		30,000	29,976
08/08/46	3.700%		5,000	4,707
Oracle Corp. 01/10/21	2.250%	EUR	100,000	114,214
09/15/21	1.900%		50,000	48,860
07/15/46	4.000%		25,000	23,912
Total				570,890

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d) 11/01/23	2.700%		85,000	81,657
12/01/26	3.300%		130,000	124,737
11/01/46	4.200%		10,000	9,138
FedEx Corp. 04/01/46	4.550%		35,000	35,270
Heathrow Funding Ltd.(d) 02/15/23	5.225%	GBP	56,000	81,901
Total				332,703
WIRELESS —%
Rogers Communications, Inc. 03/15/23	3.000%		91,000	90,409
WIRELINES —%
AT&T, Inc. 06/15/45	4.350%		95,000	84,648
Orange SA 02/21/17	4.750%	EUR	50,000	52,977
Verizon Communications, Inc. 11/01/42	3.850%		89,000	76,815
03/15/55	4.672%		20,000	18,782
Total				233,222
Total Corporate Bonds & Notes (Cost: $11,669,515)				11,497,796

Residential Mortgage-Backed Securities —
Agency 5.7%

Federal National Mortgage Association(e) 01/23/32	2.500%	12,750,000	12,770,170
01/23/32	3.000%	1,750,000	1,795,801
01/23/32 - 01/18/47	3.500%	54,675,000	56,341,706
01/18/47	4.000%	6,750,000	7,096,333
Total Residential Mortgage-Backed Securities — Agency (Cost: $77,917,892)			78,004,010

U.S. Treasury Obligations —%

U.S. Treasury 05/15/45	3.000%	25,000	24,662
Total U.S. Treasury Obligations (Cost: $24,483)			24,662

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Options Purchased Puts 0.8%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	125	1,700.00	06/15/18	693,750
S&P 500 Index	300	1,800.00	06/15/18	2,140,500
S&P 500 Index	335	1,850.00	06/15/18	2,701,775
S&P 500 Index	240	1,800.00	12/21/18	2,341,200
S&P 500 Index	265	1,850.00	12/21/18	2,889,825
Total Options Purchased Puts (Cost: $12,474,516)				10,767,050

Money Market Funds 21.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(f)	287,582,585	287,582,585
Total Money Market Funds (Cost: $287,582,585)		287,582,585
Total Investments (Cost: $1,398,360,067)		1,429,007,685
Other Assets & Liabilities, Net		(70,043,368)
Net Assets		1,358,964,317

At December 31, 2016, cash totaling $7,402,591 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	01/13/2017	238,000	GBP	297,867	USD	4,478	—
State Street	01/13/2017	105,000	CAD	78,459	USD	246	—
UBS	01/13/2017	793,000	EUR	844,791	USD	9,625	—
Total						14,349	—

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	1	JPY	128,582	03/2017	55	—
BP Currency	67	USD	5,174,913	03/2017	—	(143,460)
Canadian Government 10-Year Bond	2	CAD	204,864	03/2017	—	(2,067)
Euro FX	35	USD	4,626,125	03/2017	—	(46,942)
Euro-Bobl	3	EUR	421,997	03/2017	3,324	—
Euro-Bund	4	EUR	691,170	03/2017	9,635	—
Euro-Schatz	1	EUR	118,202	03/2017	198	—
JPY Currency	100	USD	10,746,250	03/2017	—	(152,983)
Long Gilt	3	GBP	465,219	03/2017	8,298	—
S&P 500 E-mini	770	USD	86,093,700	03/2017	1,195,482	—
S&P 500 Index	8	USD	4,472,400	03/2017	62,872	—
SPI 200 Index	30	AUD	3,047,709	03/2017	69,292	—
TOPIX Index	82	JPY	10,650,353	03/2017	240,889	—
U.S. Long Bond	90	USD	13,559,063	03/2017	—	(106,221)
U.S. Treasury 10-Year Note	481	USD	59,779,281	03/2017	—	(297,707)
U.S. Treasury 2-Year Note	367	USD	79,524,313	03/2017	—	(96,467)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	10	USD	1,176,641	03/2017	—	(3,566)
U.S. Treasury 5-Year Note	313	USD	36,828,852	03/2017	—	(176,626)
U.S. Ultra Bond	7	USD	1,121,750	03/2017	—	(10,162)
U.S. Ultra Bond	10	USD	1,602,500	03/2017	—	(17,520)
Total			320,433,884		1,590,045	(1,053,721)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
EURO STOXX 50	(71)	EUR	(2,449,170)	03/2017	—	(67,056)
FTSE 100 Index	(20)	GBP	(1,737,684)	03/2017	—	(57,393)
U.S. Long Bond	(17)	USD	(2,561,156)	03/2017	19,893	—
U.S. Treasury 2-Year Note	(145)	USD	(31,419,688)	03/2017	35,989	—
U.S. Treasury 2-Year Note	(3)	USD	(650,063)	03/2017	605	—
U.S. Treasury Ultra 10-Year Note	(5)	USD	(670,313)	03/2017	3,697	—
Total			(39,488,074)		60,184	(124,449)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.594%	226,336,987	257,990,464	(196,744,921)	55	287,582,585	—	1,185,532	287,582,585
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	13,335,766	5,540,797	(522,402)	9,496	18,363,657	—	—	22,172,819
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	42,190,320	23,781,159	(3,102,692)	96,533	62,965,320	—	—	69,491,001
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	15,615,283	5,167,843	(565,860)	6,085	20,223,351	—	—	23,452,634
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	22,191,704	484,999	(22,435,687)	(241,016)	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	74,600,223	28,450,670	(364)	(27)	103,050,502	54,574	1,607,170	103,647,047
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	5,721,074	13,167,430	(276,606)	(6)	18,611,892	—	—	20,376,049

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	23,876,045	9,291,806	(178)	(19)	33,167,654	—	1,069,163	31,538,008
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	18,630,225	37,603,573	—	—	56,233,798	—	913,559	54,362,955
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares	—	5,773,143	(178,864)	1,607	5,595,886	—	—	5,834,216
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares	—	5,626,710	(370,870)	22,115	5,277,955	—	—	5,973,142
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1 Shares	6,529,661	5,171,277	(10,879,782)	(821,156)	—	1,426,210	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	7,757,048	2,289,425	(815,879)	71,988	9,302,582	—	—	12,024,370
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	24,648,534	4,325,860	(16,624,996)	(1,663,297)	10,686,101	—	—	13,187,893
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	21,871,400	9,516,396	(196)	(7)	31,387,593	199,597	768,001	31,084,764
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	73,208,615	27,769,136	(291)	(3)	100,977,457	49,498	1,581,636	100,673,173
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	2,168,170	12,682	(1,904,993)	(275,859)	—	—	12,683	—
Variable Portfolio — DFA International Value Fund, Class 1 Shares	29,319,084	9,882,405	(3,947,351)	(873,824)	34,380,314	144,141	901,048	33,702,460
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	54,887,037	42,507,260	(255)	(5)	97,394,037	110,710	1,407,953	96,255,206
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	62,951	8,690,932	(227,793)	2,267	8,528,357	—	—	8,908,916
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	7,470,080	6,240,985	(82,639)	(6,053)	13,622,373	—	227,940	13,506,960
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	6,030,048	22,860,282	(26,759)	(126)	28,863,445	—	—	31,508,577
Variable Portfolio — MFS Value Fund, Class 1 Shares	7,314,080	2,979,833	(487,022)	15,283	9,822,174	—	—	12,410,797
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	16,479,000	5,666,338	(650,980)	16,410	21,510,768	—	—	25,241,338
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	6,172,627	2,433,333	(33,855)	(185)	8,571,920	—	—	9,925,864
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	7,521,891	3,766,634	(21,284)	(581)	11,266,660	—	—	12,412,264

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	30,828,512	11,206,452	(1,524,025)	(408,679)	40,102,260	391,018	480,227	36,155,676
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	8,108,750	2,791,700	(621,362)	(37,437)	10,241,651	—	—	11,187,728
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	18,620,890	3,775,964	(13,088,301)	(132,580)	9,175,973	—	—	11,983,513
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	30,953,444	11,599,795	(2,621,220)	(753,743)	39,178,276	—	761,997	35,715,204
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	8,038,742	2,666,341	(591,103)	32,423	10,146,403	—	—	11,971,602
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	73,598,910	30,987,801	(374)	(2)	104,586,335	381,204	1,106,106	104,464,161
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	26,920	7,801,764	(500,016)	35,081	7,363,749	—	—	8,526,643
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	7,295,108	2,964,357	(54)	(1)	10,259,410	34,405	81,253	10,139,096

Total	891,409,129	620,785,546	(278,848,974)	(4,905,263)	1,228,440,438	2,791,357	12,104,268	1,255,416,661

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $2,212,622 or 0.16% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	73,297,506	—	—	73,297,506
Corporate Bonds & Notes	—	11,497,796	—	11,497,796
Residential Mortgage-Backed Securities — Agency	—	78,004,010	—	78,004,010
U.S. Treasury Obligations	24,662	—	—	24,662
Options Purchased Puts	10,767,050	—	—	10,767,050
Investments measured at net asset value
Equity Funds	—	—	—	435,669,666
Fixed-Income Funds	—	—	—	532,164,410
Money Market Funds	—	—	—	287,582,585
Total Investments	84,089,218	89,501,806	—	1,429,007,685
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	14,349	—	14,349
Futures Contracts	1,650,229	—	—	1,650,229
Liabilities
Futures Contracts	(1,178,170)	—	—	(1,178,170)
Total	84,561,277	89,516,155	—	1,429,494,093

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $157,445,113)	$162,823,974
Affiliated issuers (identified cost $1,228,440,438)	1,255,416,661
Options purchased (identified cost $12,474,516)	10,767,050
Total investments (identified cost $1,398,360,067)	1,429,007,685
Cash	350,000
Foreign currency (identified cost $15,668)	15,706
Cash collateral held at broker	80,000
Margin deposits	7,322,591
Unrealized appreciation on forward foreign currency exchange contracts	14,349
Receivable for:
Investments sold	887,830
Dividends	459,197
Interest	228,429
Foreign tax reclaims	93
Variation margin	405,354
Prepaid expenses	6,430
Trustees' deferred compensation plan	20,708
Total assets	1,438,798,372
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	78,052,445
Capital shares purchased	1,268,329
Variation margin	425,148
Management services fees	8,219
Distribution and/or service fees	9,289
Transfer agent fees	641
Compensation of board members	2,169
Chief compliance officer expenses	143
Other expenses	46,964
Trustees' deferred compensation plan	20,708
Total liabilities	79,834,055
Net assets applicable to outstanding capital stock	$1,358,964,317
Represented by
Trust capital	$1,358,964,317
Total — representing net assets applicable to outstanding capital stock	$1,358,964,317
Class 2
Net assets	$1,358,964,317
Shares outstanding	122,601,577
Net asset value per share	$11.08

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$1,098,332
Dividends — affiliated issuers	12,104,268
Interest	373,804
Total income	13,576,404
Expenses:
Management services fees	2,652,764
Distribution and/or service fees
Class 2	2,944,778
Transfer agent fees
Class 2	207,187
Compensation of board members	37,613
Custodian fees	34,488
Printing and postage fees	63,990
Audit fees	22,542
Legal fees	29,729
Chief compliance officer expenses	545
Other	28,290
Total expenses	6,021,926
Net investment income	7,554,478
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	607,838
Investments — affiliated issuers	(4,905,263)
Capital gain distributions from underlying affiliated funds	2,791,357
Foreign currency translations	60,607
Forward foreign currency exchange contracts	91,037
Futures contracts	1,042,251
Options purchased	(10,209,983)
Net realized loss	(10,522,156)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,990,620
Investments — affiliated issuers	32,368,379
Foreign currency translations	(58,027)
Forward foreign currency exchange contracts	8,387
Futures contracts	(438,485)
Options purchased	2,112,163
Net change in unrealized appreciation	37,983,037
Net realized and unrealized gain	27,460,881
Net increase in net assets resulting from operations	$35,015,359

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$7,554,478	$6,831,951
Net realized loss	(10,522,156)	(330,384)
Net change in unrealized appreciation (depreciation)	37,983,037	(24,304,200)
Net increase (decrease) in net assets resulting from operations	35,015,359	(17,802,633)
Increase in net assets from capital stock activity	387,407,865	250,501,749
Total increase in net assets	422,423,224	232,699,116
Net assets at beginning of year	936,541,093	703,841,977
Net assets at end of year	$1,358,964,317	$936,541,093

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	39,216,296	429,179,666	24,351,464	267,161,723
Redemptions	(3,795,946)	(41,771,801)	(1,525,915)	(16,659,974)
Net increase	35,420,350	387,407,865	22,825,549	250,501,749
Total net increase	35,420,350	387,407,865	22,825,549	250,501,749

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.74	$10.94	$10.45	$10.00
Income from investment operations:
Net investment income	0.07	0.09	0.05	0.05
Net realized and unrealized gain (loss)	0.27	(0.29)	0.44	0.40
Total from investment operations	0.34	(0.20)	0.49	0.45
Net asset value, end of period	$11.08	$10.74	$10.94	$10.45
Total return	3.17%	(1.83%)	4.69%	4.50%
Ratios to average net assets(b)
Total gross expenses	0.51%	0.52%	0.52%	0.65	%(c)
Total net expenses(d)	0.51%	0.52%	0.52%	0.61	%(c)
Net investment income	0.64%	0.83%	0.51%	0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,358,964	$936,541	$703,842	$257,285
Portfolio turnover	108%	118%	122%	60%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,568,535	*
Equity risk	Investments, at value — Options purchased	10,767,050
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	14,349
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	81,694	*
Total		12,431,628
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	124,449	*
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	343,385	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	710,336	*
Total		1,178,170

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	1,597,905	(10,209,983)	(8,612,078)
Foreign exchange risk	91,037	(446,727)	—	(355,690)
Interest rate risk	—	(108,927)	—	(108,927)
Total	91,037	1,042,251	(10,209,983)	(9,076,695)

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	861,246	2,112,163	2,973,409
Foreign exchange risk	8,387	(517,897)	—	(509,510)
Interest rate risk	—	(781,834)	—	(781,834)
Total	8,387	(438,485)	2,112,163	1,682,065

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	321,352,697
Futures contracts — Short	47,802,534
Derivative Instrument	Average market value ($)*
Options contracts — Purchased	9,034,566
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	15,462	(1,536)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions,

a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	4,478	246	9,625	14,349
Options purchased puts	10,767,050	—	—	—	10,767,050
Total Assets	10,767,050	4,478	246	9,625	10,781,399
Total Financial and Derivative Net Assets	10,767,050	4,478	246	9,625	10,781,399
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	10,767,050	4,478	246	9,625	10,781,399

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

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29

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.23% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $638,571, and the administrative services fee paid to the Investment Manager was $103,661.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate as a percentage of the class' average daily net assets:

Fee Rate Contractual through April 30, 2017
Class 2	1.10%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,395,782,496 and $1,044,424,583, respectively, for the year ended December 31, 2016, of which $919,576,599 and 889,659,748, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6613 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund) Class 2 shares returned 3.37% for the 12-month period ended December 31, 2016.

■  The Fund underperformed its Blended Benchmark, which gained 7.07% for the same time period.

■  The broad U.S. equity market, as measured by the Russell 3000 Index, returned 12.74% over the same 12 months.

■  Disappointing results from underlying funds, especially U.S. large-cap equity funds, and an underweight in equities accounted for a significant portion of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation and event protection strategies also detracted modestly from relative results.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	04/12/13	3.37	4.24
Blended Benchmark		7.07	6.55
Russell 3000 Index		12.74	11.86

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a New Blended Index consisting of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net) and the Russell 3000 Index. Prior to this date, the Fund compared its performance to that of an index consisting of 35% Bloomberg Barclays U.S. Aggregate Bond Index, 34% S&P 500 Index, 19% MSCI EAFE Index (Net) and 12% Russell 2000 Index (the Former Blended Index) and the S&P 500 Index. The Fund's investment manager believes that the New Blended Index and the Russell 3000 Index provide a more appropriate basis for comparing the Fund's performance.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	59.6
International	15.7
U.S. Large Cap	35.0
U.S. Mid Cap	3.4
U.S. Small Cap	5.5
Underlying Funds: Fixed Income	10.2
Investment Grade	10.2
Corporate Bonds & Notes	0.6
Exchange-Traded Funds	7.5
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.5
Options Purchased Puts	1.4
Foreign Government Obligations	0.0	(b)
Residential Mortgage-Backed Securities — Agency	5.2
U.S. Treasury Obligations	0.0	(b)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $1,335.3 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

(b) Rounds to zero.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.37%. The Fund underperformed its Blended Benchmark, which gained 7.07% for the same time period. The broad U.S. equity market, as measured by the Russell 3000 Index, returned 12.74% over the same 12 months. Disappointing results from underlying U.S. large-cap equity funds, as well as an underweight in equities, accounted for much of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation methodology, which helps guide the Fund's asset allocation strategy, also detracted from relative results, as did event protection strategies designed to minimize losses in the event of steep market declines. Performance from underlying fixed-income funds and a modest overweight in U.S. small caps, one of the year's best equity sectors, aided relative returns.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with mostly positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. As noted above, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%, as measured by the Bank of America Merrill Lynch U.S. High Yield Constrained Index.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

Underlying fund performance had a significant impact on relative returns in 2016. Tactical asset allocation decisions also affected Fund performance.

Underlying fund performance detracted from relative performance, although results were mixed. U.S. fixed-income funds made a strong showing, which aided results relative to the Blended Benchmark. Multi-sector bond strategies with exposure to the strong-performing corporate credit markets were particularly beneficial to results. Equity funds detracted from relative returns, especially those centered on large-cap equities. Value funds generally outperformed growth- and blend-oriented funds.

The market's back-and-forth volatility undermined the effectiveness of the dynamic algorithm as it was executed during the year. We widened the range within which we could vary from the targets indicated by the dynamic algorithm. This additional degree of tactical discretion aided performance when we lowered equity exposure more than the methodology indicated in late June, just ahead of the U.K. referendum on leaving the European Union — and we felt it was prudently cautious to keep equity exposure lower than the target suggested by the algorithm. However, the equity markets snapped back quickly and exercising this added flexibility detracted from overall relative performance because it resulted in lower equity exposure during the sharp market rebounds of the second half of the year. It should be noted that safe haven assets, such as U.S. Treasury-related synthetic bond positions, currency hedging instruments and other tactical positioning within the funds also detracted from relative results.

Derivative securities such as forward foreign currency exchange contracts, futures and options were used to execute the Fund's dynamic algorithm and event protection strategies, which account for approximately 30% of the portfolio. As noted above, these strategies detracted from relative performance for the year.

Subadvisor Changes

As part of an ongoing effort to monitor the individual teams that manage underlying funds, subadvisor changes were implemented for certain underlying funds during the second quarter of 2016 and again late in the period in an effort to improve results in the underlying funds. The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes are generally small in scope and magnitude.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,027.30	1,022.65	2.38	2.38	0.47	5.32	5.31	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 62.2%

	Shares	Value ($)
INTERNATIONAL 16.4%
Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	43,017,670	401,785,034
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	14,149,927	138,386,284
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	37,969,141	406,269,810
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	40,495,247	401,307,902
Total		1,347,749,030
U.S. LARGE CAP 36.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	15,117,568	273,930,327
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	20,379,407	797,038,606
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	13,211,095	292,229,426
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	18,300,452	239,369,913
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	8,061,819	165,751,008
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	16,404,263	360,073,572
Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	7,199,592	152,775,331
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	18,409,232	312,956,943
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	5,862,199	120,175,071
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	7,125,983	144,301,158
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	7,691,441	150,906,076
Total		3,009,507,431
Equity Funds (continued)

	Shares	Value ($)
U.S. MID CAP 3.5%
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares(a)(b)	2,735,949	57,372,849
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares(a)(b)	3,038,380	60,797,979
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	4,446,796	84,755,942
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	3,849,949	87,316,836
Total		290,243,606
U.S. SMALL CAP 5.8%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	8,226,251	171,188,277
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	7,918,728	146,338,102
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	6,020,276	157,370,020
Total		474,896,399
Total Equity Funds (Cost: $4,799,782,751)		5,122,396,466

Fixed-Income Funds 10.7%

INVESTMENT GRADE 10.7%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	14,942,020	154,649,909
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	4,919,529	46,587,944
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	8,200,534	81,349,301
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	4,396,993	45,376,972
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	14,031,057	153,640,071
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	20,327,506	219,943,616
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	15,494,165	162,378,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,484,177	14,960,502
Total		878,887,159
Total Fixed-Income Funds (Cost: $883,682,851)		878,887,159

Exchange-Traded Funds 7.8%

SPDR S&P 500 ETF Trust	1,738,300	388,562,199
iShares MSCI EAFE ETF	4,435,000	256,032,550
Total Exchange-Traded Funds (Cost: $597,423,107)		644,594,749

Corporate Bonds & Notes(c) 0.6%

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%		400,000	409,884
L-3 Communications Corp. 02/15/21	4.950%		71,000	75,853
05/28/24	3.950%		366,000	372,242
Lockheed Martin Corp. 11/23/18	1.850%		154,000	154,613
01/15/23	3.100%		15,000	15,164
Northrop Grumman Corp. 06/01/18	1.750%		600,000	601,649
08/01/23	3.250%		60,000	61,167
Total				1,690,572
APARTMENT REIT —%
Grand City Properties SA(d) 04/17/25	1.500%	EUR	200,000	205,422
BANKING 0.1%
Bank of America Corp. 04/19/26	3.500%		460,000	453,869
Bank of Nova Scotia (The) 06/11/18	1.700%		330,000	330,118
Citigroup, Inc. 05/01/26	3.400%		295,000	286,640
10/21/26	3.200%		315,000	301,210
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%		259,000	255,569
02/25/26	3.750%		158,000	158,341

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
JPMorgan Chase & Co. 03/01/18	1.700%		215,000	214,963
03/22/19	1.850%		200,000	199,369
10/01/26	2.950%		295,000	281,574
Morgan Stanley 04/21/21	2.500%		160,000	158,261
07/27/26	3.125%		155,000	148,083
Wells Fargo & Co. 10/23/26	3.000%		570,000	542,866
Total				3,330,863
CABLE AND SATELLITE —%
Comcast Corp. 02/15/18	5.875%		270,000	283,096
Sky PLC(d) 11/26/22	3.125%		135,000	133,903
11/24/23	1.875%	EUR	640,000	706,904
09/16/24	3.750%		215,000	215,683
Total				1,339,586
CHEMICALS —%
LYB International Finance BV 03/15/44	4.875%		75,000	77,669
LyondellBasell Industries NV 04/15/19	5.000%		290,000	306,429
Total				384,098
CONSUMER CYCLICAL SERVICES —%
Motability Operations Group PLC(d) 07/16/26	3.750%	GBP	225,000	318,498
DIVERSIFIED MANUFACTURING —%
General Electric Co. 05/26/23	1.250%	EUR	585,000	644,838
Honeywell International, Inc. 10/30/19	1.400%		375,000	371,532
02/22/23	1.300%	EUR	440,000	481,315
United Technologies Corp. 05/22/23	1.250%	EUR	270,000	294,602
11/01/46	3.750%		75,000	71,377
Total				1,863,664
ELECTRIC 0.2%
Appalachian Power Co. 05/15/44	4.400%		170,000	172,501
06/01/45	4.450%		195,000	199,243
Arizona Public Service Co. 05/15/46	3.750%		140,000	131,303

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Berkshire Hathaway Energy Co. 11/15/23	3.750%		220,000	230,055
11/15/43	5.150%		12,000	13,473
02/01/45	4.500%		291,000	301,889
CMS Energy Corp. 03/15/22	5.050%		100,000	109,548
03/01/24	3.875%		165,000	171,604
11/15/25	3.600%		710,000	718,732
02/15/27	2.950%		140,000	132,873
03/01/44	4.875%		3,000	3,216
Consolidated Edison Co. of New York, Inc. 06/15/46	3.850%		100,000	95,413
DTE Energy Co. 06/01/24	3.500%		345,000	347,696
10/01/26	2.850%		1,110,000	1,031,543
Dominion Resources, Inc. 06/15/18	1.900%		435,000	435,227
Duke Energy Corp. 10/15/23	3.950%		1,433,000	1,503,041
09/01/46	3.750%		80,000	72,016
Duke Energy Progress LLC 10/15/46	3.700%		120,000	113,630
Emera US Finance LP(d) 06/15/46	4.750%		370,000	373,125
Eversource Energy 01/15/18	1.600%		108,000	107,755
05/01/18	1.450%		754,000	751,520
Indiana Michigan Power Co. 03/15/23	3.200%		245,000	247,352
NextEra Energy Capital Holdings, Inc. 04/01/19	2.300%		65,000	65,495
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		766,000	786,202
Pacific Gas & Electric Co. 02/15/24	3.750%		155,000	161,769
02/15/44	4.750%		280,000	307,140
Public Service Enterprise Group, Inc. 11/15/19	1.600%		145,000	142,916
Sierra Pacific Power Co. 05/01/26	2.600%		35,000	33,487
Southern California Edison Co. 02/01/45	3.600%		35,000	33,106
Southern Co. (The) 07/01/46	4.400%		440,000	435,211
TransAlta Corp. 06/03/17	1.900%		430,000	427,850
11/25/20	5.000%	CAD	430,000	328,826
Virginia Electric & Power Co. 11/15/46	4.000%		30,000	29,909

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
WEC Energy Group, Inc. 06/15/18	1.650%		180,000	179,835
06/15/25	3.550%		158,000	161,023
Western Power Distribution PLC(d) 11/06/23	3.625%	GBP	630,000	838,648
Xcel Energy, Inc. 05/15/20	4.700%		379,000	403,066
12/01/26	3.350%		445,000	445,369
Total				12,042,607
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc.
01/17/23	2.625%		17,000	16,664
02/01/23	3.300%		125,000	127,217
02/01/26	3.650%		830,000	842,608
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		595,000	595,519
01/15/22	3.750%		280,000	292,257
Bacardi Ltd.(d) 07/15/26	2.750%		415,000	387,276
ConAgra Foods, Inc. 01/25/23	3.200%		711,000	710,341
General Mills, Inc. 10/20/17	1.400%		207,000	207,240
11/16/20	2.100%	EUR	440,000	495,769
Grupo Bimbo SAB de CV(d) 06/27/44	4.875%		400,000	360,527
Kellogg Co. 12/01/23	2.650%		515,000	498,207
Kraft Heinz Co. (The)(d) 07/01/27	4.125%	GBP	260,000	358,221
Kraft Heinz Foods Co. 06/01/26	3.000%		45,000	42,248
06/01/46	4.375%		75,000	70,573
Kraft Heinz Foods Co 06/05/17	2.250%		147,000	147,469
Molson Coors Brewing Co. 07/15/26	3.000%		325,000	307,226
05/01/42	5.000%		56,000	58,540
07/15/46	4.200%		106,000	98,826
Mondelez International Holdings Netherlands BV(d) 10/28/19	1.625%		340,000	333,396
PepsiCo, Inc. 02/22/19	1.500%		445,000	443,444
Sysco Corp. 07/15/21	2.500%		80,000	79,146
Tyson Foods, Inc. 08/15/19	2.650%		265,000	267,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%	68,000	68,608
10/21/19	2.900%	605,000	615,565
Total			7,424,413
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%	105,000	108,774
Express Scripts Holding Co. 07/15/46	4.800%	40,000	38,297
Total			147,071
HEALTHCARE INSURANCE —%
Aetna, Inc. 06/07/19	1.900%	205,000	204,530
06/15/46	4.375%	100,000	100,415
UnitedHealth Group, Inc. 12/15/17	1.400%	352,000	352,065
Total			657,010
INDEPENDENT ENERGY —%
Anadarko Petroleum Corp. 07/15/44	4.500%	145,000	136,235
Canadian Natural Resources Ltd. 05/15/17	5.700%	56,000	56,834
02/01/35	5.850%	185,000	196,901
03/15/38	6.250%	64,000	72,810
Noble Energy, Inc. 11/15/43	5.250%	119,000	121,215
Woodside Finance Ltd.(d) 03/05/25	3.650%	523,000	510,910
Total			1,094,905
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/42	4.450%	372,000	322,138
09/15/43	5.200%	260,000	247,650
Total			569,788
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	1,035,000	1,091,788
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	400,000	392,921
MetLife, Inc. 12/15/17	1.756%	55,000	55,092
09/15/23	4.368%	227,000	244,275
03/01/45	4.050%	85,000	81,511

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Northwestern Mutual Life Insurance Co. (The) Subordinated(d) 03/30/40	6.063%		205,000	252,434
Peachtree Corners Funding Trust(d) 02/15/25	3.976%		536,000	522,982
TIAA Asset Management Finance Co. LLC(d) 11/01/19	2.950%		180,000	183,107
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%		555,000	597,206
Voya Financial, Inc. 06/15/46	4.800%		130,000	126,386
Total				3,547,702
MEDIA AND ENTERTAINMENT —%
21st Century Fox America, Inc. 09/15/44	4.750%		365,000	364,845
21st Century Fox America, Inc.(d) 11/15/46	4.750%		55,000	55,164
Scripps Networks Interactive, Inc. 11/15/24	3.900%		513,000	521,328
Thomson Reuters Corp. 10/15/19	4.700%		140,000	148,645
05/23/43	4.500%		248,000	232,608
Time Warner, Inc. 09/15/23	1.950%	EUR	120,000	134,373
Total				1,456,963
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc. 06/01/45	5.800%		31,000	35,649
Enterprise Products Operating LLC 05/07/18	1.650%		170,000	169,523
02/15/45	5.100%		164,000	172,962
05/15/46	4.900%		260,000	266,890
Kinder Morgan Energy Partners LP 03/01/43	5.000%		464,000	447,420
Kinder Morgan, Inc. 02/15/46	5.050%		115,000	113,839
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%		311,000	294,001
10/15/23	3.850%		460,000	454,788
11/01/24	3.600%		35,000	33,513
06/15/44	4.700%		63,000	56,135
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%		101,000	102,052
Williams Partners LP 09/15/45	5.100%		321,000	305,094
Total				2,451,866

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NATURAL GAS —%
NiSource Finance Corp. 02/15/43	5.250%		195,000	215,754
Sempra Energy 04/01/17	2.300%		245,000	245,480
12/01/23	4.050%		15,000	15,666
06/15/24	3.550%		940,000	951,293
Total				1,428,193
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%		227,000	149,820
PHARMACEUTICALS —%
Actavis Funding 03/15/45	4.750%		174,000	170,822
Amgen, Inc.(d) 06/15/51	4.663%		299,000	288,312
Pfizer, Inc. 06/01/18	1.200%		630,000	628,349
12/15/46	4.125%		110,000	111,899
Shire Acquisitions Investments Ireland DAC 09/23/19	1.900%		375,000	370,246
Teva Pharmaceutical Finance Netherlands III BV 10/01/46	4.100%		85,000	72,833
Total				1,642,461
PROPERTY & CASUALTY —%
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		15,000	15,791
Berkshire Hathaway, Inc. 03/16/35	1.625%	EUR	140,000	137,394
CNA Financial Corp. 05/15/24	3.950%		122,000	123,746
03/01/26	4.500%		105,000	109,803
Liberty Mutual Group, Inc.(d) 06/15/23	4.250%		585,000	612,481
Total				999,215
RAILROADS —%
CSX Corp. 11/01/46	3.800%		270,000	250,312
REFINING —%
Phillips 66 05/01/17	2.950%		305,000	306,701

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
RESTAURANTS —%
McDonald's Corp. 03/01/18	5.350%		505,000	526,275
12/09/45	4.875%		60,000	64,265
Total				590,540
RETAILERS —%
CVS Health Corp. 06/01/21	2.125%		305,000	299,066
06/01/26	2.875%		270,000	257,355
Wal-Mart Stores, Inc. 04/11/18	1.125%		150,000	149,651
Total				706,072
TECHNOLOGY —%
Apple, Inc. 02/23/18	1.300%		342,000	342,252
01/17/24	1.375%	EUR	140,000	155,570
02/09/45	3.450%		154,000	135,928
08/04/46	3.850%		70,000	67,070
Cisco Systems, Inc. 09/20/19	1.400%		330,000	326,401
International Business Machine Corp. 11/19/19	1.375%	EUR	466,000	511,161
Microsoft Corp. 11/03/18	1.300%		115,000	114,908
08/08/46	3.700%		35,000	32,951
Oracle Corp. 01/10/21	2.250%	EUR	349,000	398,605
09/15/21	1.900%		205,000	200,325
07/15/46	4.000%		125,000	119,562
Total				2,404,733
TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d) 11/01/23	2.700%		360,000	345,840
12/01/26	3.300%		545,000	522,937
11/01/46	4.200%		25,000	22,845
FedEx Corp. 04/01/46	4.550%		125,000	125,964
Heathrow Funding Ltd.(d) 02/15/23	5.225%	GBP	233,000	340,768
Total				1,358,354
WIRELESS— %
Rogers Communications, Inc. 08/15/18	6.800%		65,000	70,024
03/15/23	3.000%		360,000	357,662
Total				427,686

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
WIRELINES —%
AT&T, Inc. 06/15/45	4.350%		410,000	365,323
Orange SA 02/21/17	4.750%	EUR	163,000	172,707
Verizon Communications, Inc. 11/01/42	3.850%		385,000	332,288
03/15/55	4.672%		66,000	61,981
Total				932,299
Total Corporate Bonds & Notes (Cost: $50,579,385)				49,721,414

Residential Mortgage-Backed Securities — Agency 5.4%

Federal National Mortgage Association(e) 01/23/32	2.500%	55,000,000	55,087,010
01/23/32	3.000%	25,000,000	25,654,297
01/23/32-01/18/47	3.500%	311,275,000	320,806,487
01/18/47	4.000%	43,000,000	45,206,270
Total Residential Mortgage-Backed Securities — Agency (Cost: $446,278,333)			446,754,064

U.S. Treasury Obligations —%

U.S. Treasury 05/15/45	3.000%	100,000	98,648
Total U.S. Treasury Obligations (Cost: $97,933)			98,648

Foreign Government Obligations(c)(f) —%

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NETHERLANDS —%
Enexis Holding NV(d) 04/28/26	0.875%		300,000	313,303
NORWAY —%
Avinor AS(d) 04/29/25	1.000%	EUR	200,000	211,498
Total Foreign Government Obligations (Cost: $523,023)				524,801

Options Purchased Puts 1.5%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	4,050	1,850.00	06/15/18	32,663,250
S&P 500 Index	3,000	1,800.00	06/15/18	21,405,000
S&P 500 Index	1,000	1,700.00	06/15/18	5,550,000
S&P 500 Index	3,100	1,850.00	12/21/18	33,805,500
S&P 500 Index	2,812	1,800.00	12/21/18	27,431,060
Total Options Purchased Puts (Cost: $139,357,352)				120,854,810

Money Market Funds 16.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(g)	1,335,260,139	1,335,260,139
Total Money Market Funds (Cost: $1,335,260,139)		1,335,260,139
Total Investments (Cost: $8,252,984,874)		8,599,092,250
Other Assets & Liabilities, Net		(366,245,872)
Net Assets		8,232,846,378

At December 31, 2016, cash totaling $80,069,131 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	01/13/2017	1,511,000	GBP	1,891,077	USD	28,431	—
State Street	01/13/2017	425,000	CAD	317,571	USD	996	—
UBS	01/13/2017	4,358,000	EUR	4,642,621	USD	52,896	—
Total						82,323	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	3	JPY	385,745	03/2017	165	—
BP Currency	930	USD	71,830,875	03/2017	—	(1,991,316)
Canadian Government 10-Year Bond	6	CAD	614,591	03/2017	—	(6,201)
DAX Index	10	EUR	3,017,159	03/2017	80,255	—
Euro FX	550	USD	72,696,250	03/2017	—	(737,660)
Euro-Bobl	8	EUR	1,125,325	03/2017	8,864	—
Euro-Bund	12	EUR	2,073,511	03/2017	33,990	—
Euro-Buxl 30-Year	1	EUR	182,656	03/2017	1,976	—
Euro-Schatz	6	EUR	709,213	03/2017	1,190	—
FTSE/MIB Index	28	EUR	2,830,261	03/2017	139,049	—
JPY Currency	1,300	USD	139,701,250	03/2017	—	(1,988,774)
Long Gilt	8	GBP	1,240,583	03/2017	22,129	—
S&P 500 E-mini	8,400	USD	939,204,000	03/2017	13,127,155	—
S&P 500 Index	190	USD	106,219,500	03/2017	1,493,210	—
SPI 200 Index	328	AUD	33,321,619	03/2017	757,589	—
TOPIX Index	884	JPY	114,816,000	03/2017	2,596,897	—
U.S. Long Bond	70	USD	10,545,938	03/2017	—	(82,617)
U.S. Treasury 10-Year Note	2,269	USD	281,994,156	03/2017	—	(1,404,361)
U.S. Treasury 2-Year Note	1,362	USD	295,128,375	03/2017	—	(358,004)
U.S. Treasury 5-Year Note	62	USD	7,295,172	03/2017	—	(2,540)
U.S. Treasury 5-Year Note	37	USD	4,353,570	03/2017	—	(15,071)
U.S. Ultra Bond	27	USD	4,326,750	03/2017	—	(39,195)
U.S. Ultra Bond	413	USD	66,183,250	03/2017	—	(723,576)
Total			2,159,795,749		18,262,469	(7,349,315)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
EURO STOXX 50	(1,061)	EUR	(36,599,571)	03/2017	—	(1,002,059)
FTSE 100 Index	(300)	GBP	(26,065,256)	03/2017	—	(860,888)
U.S. Long Bond	(60)	USD	(9,039,375)	03/2017	70,210	—
U.S. Treasury 2-Year Note	(2,460)	USD	(533,051,250)	03/2017	610,572	—
U.S. Treasury 2-Year Note	(6)	USD	(1,300,125)	03/2017	1,209	—
U.S. Treasury Ultra 10-Year Note	(33)	USD	(4,424,063)	03/2017	19,681	—
Total			(610,479,640)		701,672	(1,862,947)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	0.686	USD	(300,000,000)	872,101	—

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.594%	1,628,390,047	1,893,299,668	(2,186,429,502)	(74)	1,335,260,139	—	6,453,571	1,335,260,139
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	210,315,812	12,682,702	(3,692,871)	131,945	219,437,588	—	—	273,930,327
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	491,777,409	237,489,580	(7,084,833)	(9,673)	722,172,483	—	—	797,038,606
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	247,709,836	2,808,521	(3,954,015)	192,661	246,757,003	—	—	292,229,426
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	45,043,969	—	(43,937,095)	(1,106,874)	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	150,430,388	4,263,719	(1,852,951)	(119,189)	152,721,967	93,664	2,758,343	154,649,909
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	89,689,865	126,078,736	(1,661,312)	(12,403)	214,094,886	—	—	239,369,913
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	47,955,680	2,616,835	(541,226)	(54,463)	49,976,826	—	1,817,730	46,587,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	38,717,689	45,776,768	(907,389)	4,516	83,591,584	—	1,611,300	81,349,301
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares	—	55,832,851	(127,055)	(2,502)	55,703,294	—	—	57,372,849
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares	—	55,714,650	(130,117)	(82)	55,584,451	—	—	60,797,979
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1 Shares	99,996,607	41,243,464	(130,723,242)	(10,516,829)	—	18,041,556	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	121,718,446	9,547,970	(2,669,267)	197,346	128,794,495	—	—	165,751,008
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	348,631,518	24,900,392	(199,043,319)	(28,988,530)	145,500,061	—	—	171,188,277
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	43,952,775	2,220,767	(538,255)	(18,609)	45,616,678	337,467	1,298,487	45,376,972
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	151,243,941	4,034,191	(1,851,835)	(21,164)	153,405,133	87,057	2,781,796	153,640,071
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	39,218,573	225,468	(33,881,730)	(5,562,311)	—	—	225,468	—
Variable Portfolio — DFA International Value Fund, Class 1 Shares	428,897,269	23,789,101	(4,723,771)	(1,755,218)	446,207,381	1,587,469	10,408,706	401,785,034
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	217,464,533	6,827,224	(2,663,403)	(16,346)	221,612,008	369,427	4,698,203	219,943,616
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	1,159,445	81,081,845	(7,519)	1,075	82,234,846	—	—	84,755,942
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	118,984,033	25,204,406	(1,179,648)	(122,478)	142,886,313	—	2,584,025	138,386,284
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	195,740,246	125,522,576	(4,187,264)	200,025	317,275,583	—	—	360,073,572
Variable Portfolio — MFS Value Fund, Class 1 Shares	116,173,139	3,403,891	(2,102,244)	128,871	117,603,657	—	—	152,775,331

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	258,969,498	5,534,314	(3,979,495)	137,010	260,661,327	—	—	312,956,943
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	97,310,732	4,888,658	(1,421,868)	25,009	100,802,531	—	—	120,175,071
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	121,167,297	8,238,808	(1,709,886)	(36,382)	127,659,837	—	—	144,301,158
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	462,262,218	18,922,109	(4,251,599)	(1,173,398)	475,759,330	4,285,751	5,464,641	406,269,810
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	126,421,589	13,215,827	(2,181,927)	(230,846)	137,224,643	—	—	146,338,102
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	306,822,871	11,675,588	(185,299,808)	(6,770,715)	126,427,936	—	—	157,370,020
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	453,118,958	21,903,464	(3,972,651)	(1,256,182)	469,793,589	—	8,810,080	401,307,902
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	125,491,240	4,193,192	(2,179,279)	102,663	127,607,816	—	—	150,906,076
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	160,342,723	3,258,807	(2,018,927)	3,790	161,586,393	683,987	1,984,666	162,378,844
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	551,779	79,044,987	(3,981)	916	79,593,701	—	—	87,316,836
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	14,858,788	491,573	(176,279)	(1,820)	15,172,262	59,234	139,889	14,960,502
Total	6,960,528,913	2,955,932,652	(2,841,085,563)	(56,650,261)	7,018,725,741	25,545,612	51,036,905	7,336,543,764

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $11,692,208 or 0.14% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  Principal and interest may not be guaranteed by the government.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	644,594,749	—	—	644,594,749
Corporate Bonds & Notes	—	49,721,414	—	49,721,414
Residential Mortgage-Backed Securities — Agency	—	446,754,064	—	446,754,064
U.S. Treasury Obligations	98,648	—	—	98,648
Foreign Government Obligations	—	524,801	—	524,801
Options Purchased Puts	120,854,810	—	—	120,854,810
Investments measured at net asset value
Equity Funds	—	—	—	5,122,396,466
Fixed-Income Funds	—	—	—	878,887,159
Money Market Funds	—	—	—	1,335,260,139
Total Investments	765,548,207	497,000,279	—	8,599,092,250
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	82,323	—	82,323
Futures Contracts	18,964,141	—	—	18,964,141
Swap Contracts	—	872,101	—	872,101
Liabilities
Futures Contracts	(9,212,262)	—	—	(9,212,262)
Total	775,300,086	497,954,703	—	8,609,798,553

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,094,901,781)	$1,141,693,676
Affiliated issuers (identified cost $7,018,725,741)	7,336,543,764
Options purchased (identified cost $139,357,352)	120,854,810
Total investments (identified cost $8,252,984,874)	8,599,092,250
Cash	823,000
Foreign currency (identified cost $36,679)	36,536
Cash collateral held at broker	442,000
Margin deposits	79,627,131
Unrealized appreciation on forward foreign currency exchange contracts	82,323
Receivable for:
Investments sold	4,036,471
Dividends	2,908,028
Interest	1,187,919
Foreign tax reclaims	388
Variation margin	2,460,536
Prepaid expenses	42,669
Trustees' deferred compensation plan	89,298
Total assets	8,690,828,549
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	447,054,926
Capital shares purchased	5,766,388
Variation margin	4,871,582
Management services fees	42,132
Distribution and/or service fees	56,355
Transfer agent fees	3,657
Compensation of board members	8,577
Chief compliance officer expenses	907
Other expenses	88,349
Trustees' deferred compensation plan	89,298
Total liabilities	457,982,171
Net assets applicable to outstanding capital stock	$8,232,846,378
Represented by
Trust capital	$8,232,846,378
Total — representing net assets applicable to outstanding capital stock	$8,232,846,378
Class 2
Net assets	$8,232,846,378
Shares outstanding	705,735,953
Net asset value per share	$11.67

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$12,874,230
Dividends — affiliated issuers	51,036,905
Interest	1,639,225
Total income	65,550,360
Expenses:
Management services fees	15,209,448
Distribution and/or service fees
Class 2	19,480,708
Transfer agent fees
Class 2	1,326,010
Compensation of board members	158,834
Custodian fees	46,294
Printing and postage fees	109,473
Audit fees	24,280
Legal fees	192,877
Chief compliance officer expenses	3,669
Other	186,198
Total expenses	36,737,791
Net investment income	28,812,569
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,875,121)
Investments — affiliated issuers	(56,650,261)
Capital gain distributions from underlying affiliated funds	25,545,612
Foreign currency translations	154,873
Forward foreign currency exchange contracts	539,268
Futures contracts	(20,122,647)
Options purchased	(128,740,891)
Swap contracts	343,056
Net realized loss	(185,806,111)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,568,937
Investments — affiliated issuers	351,914,298
Foreign currency translations	(84,495)
Forward foreign currency exchange contracts	49,806
Futures contracts	(1,446,321)
Options purchased	39,068,760
Swap contracts	872,101
Net change in unrealized appreciation	428,943,086
Net realized and unrealized gain	243,136,975
Net increase in net assets resulting from operations	$271,949,544

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$28,812,569	$19,867,611
Net realized loss	(185,806,111)	(16,000,541)
Net change in unrealized appreciation (depreciation)	428,943,086	(265,488,821)
Net increase (decrease) in net assets resulting from operations	271,949,544	(261,621,751)
Increase in net assets from capital stock activity	519,362,729	1,697,673,651
Total increase in net assets	791,312,273	1,436,051,900
Net assets at beginning of year	7,441,534,105	6,005,482,205
Net assets at end of year	$8,232,846,378	$7,441,534,105

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	55,380,621	621,499,142	147,549,141	1,727,373,535
Redemptions	(8,865,923)	(102,136,413)	(2,552,566)	(29,699,884)
Net increase	46,514,698	519,362,729	144,996,575	1,697,673,651
Total net increase	46,514,698	519,362,729	144,996,575	1,697,673,651

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.29	$11.68	$11.14	$10.00
Income from investment operations:
Net investment income	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss)	0.34	(0.42)	0.51	1.12
Total from investment operations	0.38	(0.39)	0.54	1.14
Net asset value, end of period	$11.67	$11.29	$11.68	$11.14
Total return	3.37%	(3.34%)	4.85%	11.40%
Ratios to average net assets(b)
Total gross expenses	0.47%	0.48%	0.49%	0.53	%(c)
Total net expenses(d)	0.47%	0.48%	0.49%	0.51	%(c)
Net investment income	0.37%	0.29%	0.26%	0.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$8,232,846	$7,441,534	$6,005,482	$1,992,053
Portfolio turnover	91%	74%	47%	36%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses)

arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	872,101	*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	18,194,155	*
Equity risk	Investments, at value — Options purchased	120,854,810
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	82,323
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	769,986	*
Total		140,773,375
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	1,862,948	*
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	4,717,749	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	2,631,565	*
Total		9,212,262

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	343,056	343,056
Equity risk	—	(15,600,714)	(128,740,891)	—	(144,341,605)
Foreign exchange risk	539,268	529,265	—	—	1,068,533
Interest rate risk	—	(5,051,198)	—	—	(5,051,198)
Total	539,268	(20,122,647)	(128,740,891)	343,056	(147,981,214)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	872,101	872,101
Equity risk	—	9,450,537	39,068,760	—	48,519,297
Foreign exchange risk	49,806	(7,581,302)	—	—	(7,531,496)
Interest rate risk	—	(3,315,556)	—	—	(3,315,556)
Total	49,806	(1,446,321)	39,068,760	872,101	38,544,346

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,418,657,692
Futures contracts — Short	752,334,619
Credit default swap contracts — sell protection	75,000,000
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	110,264,203
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	91,085	(8,239)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Deutsche Bank ($)	Morgan Stanley ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	—	28,431	996	52,896	82,323
Options purchased puts	120,854,810	—	—	—	—	120,854,810
Total Assets	120,854,810	—	28,431	996	52,896	120,937,133
Liabilities
Centrally cleared credit default swap contracts(a)	—	16,645	—	—	—	16,645
Total Liabilities	—	16,645	—	—	—	16,645
Total Financial and Derivative Net Assets	120,854,810	(16,645)	28,431	996	52,896	120,920,488
Total collateral received (pledged)(b)	—	(16,645)	—	—	—	(16,645)
Net Amount(c)	120,854,810	—	28,431	996	52,896	120,937,133

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.20% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $4,147,191, and the administrative services fee paid to the Investment Manager was $720,999.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate as a percentage of the class' average daily net assets:

Fee Rate Contractual Through April 30, 2017
Class 2	1.10%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,910,270,536 and $5,950,664,135, respectively, for the year ended December 31, 2016, of which $4,873,872,883 and $4,618,975,368, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell

Annual Report 2016
34

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
35

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
36

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016
37

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016
38

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
39

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
40

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Variable Portfolio — Managed Volatility Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6598 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers	22
Board Consideration and Approval of Management Agreement	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	58.7
U.S. Large Cap	58.7
Underlying Funds: Fixed Income	12.7
High Yield	0.7
Investment Grade	12.0
Allocations to Tactical Assets
Exchange-Traded Funds	2.0
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	26.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $43.4 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
Class 2	1,000.00	1,000.00	1035.00	(a)	1,021.85	1.02	(a)	3.18	0.63 (a)	1.77	(a)	5.56	1.10 (a)

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 57.6%

	Shares	Value ($)
U.S. LARGE CAP 57.6%
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares(a)(b)	1,249,982	21,324,691
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	272,624	10,662,346
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	518,597	10,662,347
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	485,756	10,662,345
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	1,253,707	21,313,012
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	520,114	10,662,344
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	543,443	10,662,347
Total		95,949,432
Total Equity Funds (Cost: $95,691,759)		95,949,432

Fixed-Income Funds 12.5%

HIGH YIELD 0.7%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	160,655	1,214,550
INVESTMENT GRADE 11.8%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	400,562	4,145,820
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	128,252	1,214,550

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	100,067	992,661
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	117,689	1,214,550
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	366,882	4,017,358
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	332,434	3,596,937
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	369,964	3,877,218
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	55,611	560,561
Total		19,619,655
Total Fixed-Income Funds (Cost: $20,763,647)		20,834,205

Exchange-Traded Funds 1.9%

SPDR S&P 500 ETF Trust	14,500	3,241,185
Total Exchange-Traded Funds (Cost: $3,256,961)		3,241,185

Money Market Funds 26.1%

Columbia Short-Term Cash Fund, 0.594%(a)(c)	43,436,635	43,436,635
Total Money Market Funds (Cost: $43,436,778)		43,436,635
Total Investments (Cost: $163,149,145)		163,461,457
Other Assets & Liabilities, Net		3,170,178
Net Assets		166,631,635

At December 31, 2016, cash totaling $1,876,250 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	405	USD	45,283,050	03/2017	43,537	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	45,554,156	(12,117,161)	(217)	43,436,778	14,881	43,436,635
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	—	10,955,990	(313,242)	(2,375)	10,640,373	—	10,662,346
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	—	1,245,637	(41,858)	—	1,203,779	—	1,214,550
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	—	4,272,389	(137,447)	(3,606)	4,131,336	—	4,145,820
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares	—	21,771,396	(618,325)	(5,045)	21,148,026	—	21,324,691
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	—	1,252,853	(40,991)	(216)	1,211,646	—	1,214,550
Columbia Variable Portfolio — Long Government/ Credit Bond Fund, Class 1 Shares	—	1,019,956	(34,211)	(2,524)	983,221	—	992,661
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	—	10,790,792	(298,157)	(2,896)	10,489,739	—	10,662,347
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	—	1,253,027	(39,470)	(845)	1,212,712	—	1,214,550
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	—	4,137,890	(130,989)	(3,491)	4,003,410	—	4,017,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	—	3,709,530	(117,200)	(3,380)	3,588,950	—	3,596,937
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	—	11,039,192	(300,402)	(2,823)	10,735,967	—	10,662,345
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	—	21,875,084	(617,987)	(5,041)	21,252,056	—	21,313,012
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	—	11,153,782	(313,066)	(2,382)	10,838,334	—	10,662,344
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	—	10,895,908	(306,011)	(2,633)	10,587,264	—	10,662,347
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	—	3,997,573	(126,095)	(3,513)	3,867,965	—	3,877,218
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	—	579,722	(18,943)	(151)	560,628	—	560,561
Total	10,000,000	165,504,877	(15,571,555)	(41,138)	159,892,184	14,881	160,220,272

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	3,241,185	—	—	3,241,185
Investments measured at net asset value
Equity Funds	—	—	—	95,949,432
Fixed-Income Funds	—	—	—	20,834,205
Money Market Funds	—	—	—	43,436,635
Total Investments	3,241,185	—	—	163,461,457
Derivatives
Assets
Futures Contracts	43,537	—	—	43,537
Total	3,284,722	—	—	163,504,994

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,256,961)	$3,241,185
Affiliated issuers (identified cost $159,892,184)	160,220,272
Total investments (identified cost $163,149,145)	163,461,457
Margin deposits	1,876,250
Receivable for:
Investments sold on a delayed delivery basis	261,253
Capital shares sold	4,935,665
Dividends	32,059
Variation margin	1,075
Trustees' deferred compensation plan	75
Total assets	170,567,834
Liabilities
Payable for:
Investments purchased	3,454,264
Investments purchased on a delayed delivery basis	263,236
Capital shares purchased	1,001
Variation margin	175,775
Management services fees	998
Distribution and/or service fees	1,088
Transfer agent fees	78
Compensation of board members	750
Chief compliance officer expenses	12
Other expenses	38,922
Trustees' deferred compensation plan	75
Total liabilities	3,936,199
Net assets applicable to outstanding capital stock	$166,631,635
Represented by
Trust capital	$166,631,635
Total — representing net assets applicable to outstanding capital stock	$166,631,635
Class 2
Net assets	$166,631,635
Shares outstanding	16,105,944
Net asset value per share	$10.35

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$23,246
Dividends — affiliated issuers	14,881
Total income	38,127
Expenses:
Management services fees	23,689
Distribution and/or service fees
Class 2	25,809
Transfer agent fees
Class 2	1,854
Compensation of board members	750
Custodian fees	5,171
Printing and postage fees	12,497
Audit fees	18,924
Legal fees	404
Chief compliance officer expenses	12
Other	1,386
Total expenses	90,496
Net investment loss	(52,369)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(57,930)
Investments — affiliated issuers	(41,138)
Futures contracts	126,611
Net realized gain	27,543
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,776)
Investments — affiliated issuers	328,088
Futures contracts	43,537
Net change in unrealized appreciation	355,849
Net realized and unrealized gain	383,392
Net increase in net assets resulting from operations	$331,023

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 2016(a)
Operations
Net investment loss	$(52,369)
Net realized gain	27,543
Net change in unrealized appreciation	355,849
Net increase in net assets resulting from operations	331,023
Increase in net assets from capital stock activity	156,300,612
Total increase in net assets	156,631,635
Net assets at beginning of year	10,000,000
Net assets at end of year	$166,631,635

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	16,106,336	166,734,675
Redemptions	(1,000,392)	(10,434,063)
Net increase	15,105,944	156,300,612
Total net increase	15,105,944	156,300,612

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Year Ended December 31, 2016(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.36
Total from investment operations	0.35
Net asset value, end of period	$10.35
Total return	3.50%
Ratios to average net assets(b)
Total gross expenses	0.63	%(c)
Total net expenses(d)	0.63	%(c)
Net investment loss	(0.26	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$166,632
Portfolio turnover	12%

Notes to Financial Highlights

(a)  Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On November 1, 2016, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (1,000,000 shares for Class 2), which represented the initial capital at $10 per share. Shares of the Fund were first offered to the public on November 14, 2016.

These financial statements cover the period from November 2, 2016 (commencement of operations) through December 31, 2016.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	43,537*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the period ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	163,669
Interest rate risk	(37,058)
Total	126,611

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	43,537

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	16,970,127

*Based on the daily outstanding amounts for the period ended December 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

The Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.020% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.720% to 0.520%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the period ended December 31, 2016 was 0.229% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the period ended December 31, 2016, the Fund's annualized effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate(s) as a percentage of the class' average daily net assets:

Fee Rate(s) Contractual through April 30, 2017
Class 2	1.10%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $128,661,232 and $8,850,014, respectively, for the period ended December 31, 2016, of which $1,332,839 and $1,323,191, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

Note 5. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — U.S. Flexible Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Flexible Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2016 and the results of its operations, the changes in its net assets and the financial highlights for the period November 2, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On October 25, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Variable Portfolio — U.S. Flexible Growth Fund (the Fund), a series of the Trust. As detailed below, the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement.

In connection with their deliberations regarding the proposed Management Agreement, the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board's most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Product and Distribution Committee meeting held on June 9, 2016 and at Board meetings held on June 10, 2016 and October 24, 2016. The Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Board's considerations and otherwise assisted the Board in their deliberations.

The Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement. The information and factors considered by the Board in approving the Management Agreement for the Fund included the following:

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Management Agreement

The Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals,

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

and the quality of the Investment Manager's investment research capabilities and trade execution services. The Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Management Agreement supported the approval of the Management Agreement.

Investment Performance

Because the Fund had not yet commenced operations, the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Board expected to consider, in connection with their next review and consideration of the continuation of the Management Agreement, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.

The Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager was sufficient, in light of other considerations, to warrant the approval of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Board considered the fees to be charged to the Fund under the Management Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Management Agreement, the Board considered, among other information, the Fund's proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the management fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Management Agreement.

Costs of Services to be Provided and Profitability

The Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Board's next review and consideration of the continuation of the Management Agreement. The Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Board considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement.

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement.

Other Benefits to the Investment Manager

The Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Board reviewed all of the above considerations in reaching their decisions to approve the proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Management Agreement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — U.S. Flexible Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2015 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23
Board Consideration and Approval of Management Agreement	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	44.7
U.S. Large Cap	44.7
Underlying Funds: Fixed Income	26.0
High Yield	1.5
Investment Grade	24.5
Allocations to Tactical Assets
Exchange-Traded Funds	5.0
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	23.8
Residential Mortgage-Backed Securities — Agency	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $21.2 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,021.00	(a)	1,021.80	1.02	(a)	3.23	0.64 (a)	1.76	(a)	5.56	1.10 (a)

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 44.4%

	Shares	Value ($)
U.S. LARGE CAP 44.4%
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares(a)(b)	519,100	8,855,855
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	113,137	4,424,776
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	215,213	4,424,777
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	201,584	4,424,775
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	521,303	8,862,158
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	215,843	4,424,774
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	225,524	4,424,777
Total		39,841,892
Total Equity Funds (Cost: $39,624,071)		39,841,892

Fixed-Income Funds 25.9%

HIGH YIELD 1.5%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(b)	178,421	1,348,864
INVESTMENT GRADE 24.4%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(b)	445,785	4,613,873
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(b)	143,101	1,355,167
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(b)	111,830	1,109,347
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(b)	131,315	1,355,168
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(b)	408,119	4,468,901
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(b)	369,914	4,002,471

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(b)	411,987	4,317,627
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(b)	61,280	617,704
Total		21,840,258
Total Fixed-Income Funds (Cost: $23,110,310)		23,189,122

Exchange-Traded Funds 4.9%

SPDR S&P 500 ETF Trust	7,600	1,698,828
Vanguard Total Bond Market ETF	14,010	1,131,868
iShares Core U.S. Aggregate Bond ETF	12,200	1,318,332
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,313	271,037
Total Exchange-Traded Funds (Cost: $4,438,833)		4,420,065

Residential Mortgage-Backed
Securities — Agency 0.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 01/18/47	4.000%	450,000	473,089
Total Residential Mortgage-Backed Securities — Agency (Cost: $472,974)			473,089

Money Market Funds 23.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(d)	21,195,848	21,195,848
Total Money Market Funds (Cost: $21,195,881)		21,195,848
Total Investments (Cost: $88,842,069)		89,120,016
Other Assets & Liabilities, Net		663,794
Net Assets		89,783,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

At December 31, 2016, cash totaling $781,550 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	167	USD	18,672,270	03/2017	22,895	—
U.S. Long Bond	2	USD	301,313	03/2017	4,121	—
U.S. Treasury 10-Year Note	2	USD	248,563	03/2017	—	(1,238)
U.S. Treasury 2-Year Note	2	USD	433,375	03/2017	—	(441)
U.S. Treasury 2-Year Note	4	USD	866,750	03/2017	—	(831)
U.S. Treasury 5-Year Note	5	USD	588,320	03/2017	4,405	—
U.S. Treasury 5-Year Note	1	USD	117,664	03/2017	—	(510)
U.S. Ultra Bond	1	USD	160,250	03/2017	—	(3,096)
Total			21,388,505		31,421	(6,116)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	23,043,011	(11,846,954)	(176)	21,195,881	7,691	21,195,848
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	—	4,705,327	(301,749)	(1,849)	4,401,729	—	4,424,776
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	—	1,435,608	(99,048)	41	1,336,601	—	1,348,864
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	—	4,939,203	(332,572)	(8,726)	4,597,905	—	4,613,873
Columbia Variable Portfolio — Large Cap Index Fund, Class 1 Shares	—	9,360,438	(600,440)	(3,930)	8,756,068	—	8,855,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	—	1,450,975	(98,514)	(521)	1,351,940	—	1,355,167
Columbia Variable Portfolio — Long Government/ Credit Bond Fund, Class 1 Shares	—	1,186,491	(81,460)	(6,009)	1,099,022	—	1,109,347
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	—	4,627,761	(295,305)	(2,745)	4,329,711	—	4,424,777
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	—	1,451,715	(96,767)	(2,071)	1,352,877	—	1,355,168
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	—	4,781,577	(319,605)	(8,519)	4,453,453	—	4,468,901
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	—	4,288,058	(286,155)	(8,252)	3,993,651	—	4,002,471
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	—	4,751,910	(296,264)	(2,324)	4,453,322	—	4,424,775
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	—	9,419,872	(600,868)	(4,471)	8,814,533	—	8,862,158
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	—	4,796,446	(301,674)	(2,248)	4,492,524	—	4,424,774
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	—	4,677,049	(298,660)	(2,205)	4,376,184	—	4,424,777

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	—	4,624,107	(308,415)	(8,592)	4,307,100	—	4,317,627
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	—	663,050	(44,932)	(357)	617,761	—	617,704
Total	10,000,000	90,202,598	(16,209,382)	(62,954)	83,930,262	7,691	84,226,862

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	4,420,065	—	—	4,420,065
Residential Mortgage-Backed Securities — Agency	—	473,089	—	473,089
Investments measured at net asset value
Equity Funds	—	—	—	39,841,892
Fixed-Income Funds	—	—	—	23,189,122
Money Market Funds	—	—	—	21,195,848
Total Investments	4,420,065	473,089	—	89,120,016
Derivatives
Assets
Futures Contracts	31,421	—	—	31,421
Liabilities
Futures Contracts	(6,116)	—	—	(6,116)
Total	4,445,370	473,089	—	89,145,321

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,911,807)	$4,893,154
Affiliated issuers (identified cost $83,930,262)	84,226,862
Total investments (identified cost $88,842,069)	89,120,016
Margin deposits	781,550
Receivable for:
Capital shares sold	1,507,307
Dividends	16,380
Interest	850
Variation margin	5,053
Trustees' deferred compensation plan	74
Total assets	91,431,230
Liabilities
Payable for:
Investments purchased	1,052,502
Investments purchased on a delayed delivery basis	473,825
Capital shares purchased	3,732
Variation margin	72,832
Management services fees	536
Distribution and/or service fees	587
Transfer agent fees	42
Compensation of board members	750
Chief compliance officer expenses	6
Other expenses	42,534
Trustees' deferred compensation plan	74
Total liabilities	1,647,420
Net assets applicable to outstanding capital stock	$89,783,810
Represented by
Trust capital	$89,783,810
Total — representing net assets applicable to outstanding capital stock	$89,783,810
Class 2
Net assets	$89,783,810
Shares outstanding	8,793,085
Net asset value per share	$10.21

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$19,966
Dividends — affiliated issuers	7,691
Total income	27,657
Expenses:
Management services fees	13,410
Distribution and/or service fees
Class 2	14,643
Transfer agent fees
Class 2	1,049
Compensation of board members	750
Custodian fees	6,447
Printing and postage fees	11,907
Audit fees	22,505
Legal fees	245
Chief compliance officer expenses	6
Other	2,207
Total expenses	73,169
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7,000)
Total net expenses	66,169
Net investment loss	(38,512)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(35,256)
Investments — affiliated issuers	(62,954)
Futures contracts	55,272
Net realized loss	(42,938)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,653)
Investments — affiliated issuers	296,600
Futures contracts	25,305
Net change in unrealized appreciation	303,252
Net realized and unrealized gain	260,314
Net increase in net assets resulting from operations	$221,802

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 2016(a)
Operations
Net investment loss	$(38,512)
Net realized loss	(42,938)
Net change in unrealized appreciation	303,252
Net increase in net assets resulting from operations	221,802
Increase in net assets from capital stock activity	79,562,008
Total increase in net assets	79,783,810
Net assets at beginning of year	10,000,000
Net assets at end of year	$89,783,810

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	8,793,452	89,825,752
Redemptions	(1,000,367)	(10,263,744)
Net increase	7,793,085	79,562,008
Total net increase	7,793,085	79,562,008

(a) Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Year Ended December 31, 2016(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.22
Total from investment operations	0.21
Net asset value, end of period	$10.21
Total return	2.10%
Ratios to average net assets(b)
Total gross expenses	0.75	%(c)
Total net expenses(d)	0.64	%(c)
Net investment loss	(0.16	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$89,784
Portfolio turnover	16%

Notes to Financial Highlights

(a)  Based on operations from November 2, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On November 1, 2016, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (1,000,000 shares for Class 2), which represented the initial capital at $10 per share. Shares of the Fund were first offered to the public on November 14, 2016.

These financial statements cover the period from November 2, 2016 (commencement of operations) through December 31, 2016.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment

Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	22,895	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	8,526	*
Total		31,421
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	6,116	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the period ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	86,002
Interest rate risk	(30,730)
Total	55,272
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	22,895
Interest rate risk	2,410
Total	25,305

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	8,789,265

*Based on the daily outstanding amounts for the period ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income is recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

The Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.020% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.720% to 0.520%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the period ended December 31, 2016 was 0.229% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the period ended December 31, 2016, the Fund's annualized effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate(s) as a percentage of the class' average daily net assets:

Fee Rate(s) Contractual through April 30, 2017
Class 2	1.10%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $74,753,834 and $7,009,612, respectively, for the period ended December 31, 2016, of which $1,543,050 and $1,061,354, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of
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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — U.S. Flexible Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Flexible Moderate Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2016 and the results of its operations, the changes in its net assets and the financial highlights for the period November 2, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On October 25, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Variable Portfolio — U.S. Flexible Moderate Growth Fund (the Fund), a series of the Trust. As detailed below, the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement.

In connection with their deliberations regarding the proposed Management Agreement, the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board's most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Product and Distribution Committee meeting held on June 9, 2016 and at Board meetings held on June 10, 2016 and October 24, 2016. The Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Board's considerations and otherwise assisted the Board in their deliberations.

The Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement. The information and factors considered by the Board in approving the Management Agreement for the Fund included the following:

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Management Agreement

The Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals,

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

and the quality of the Investment Manager's investment research capabilities and trade execution services. The Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Management Agreement supported the approval of the Management Agreement.

Investment Performance

Because the Fund had not yet commenced operations, the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Board expected to consider, in connection with their next review and consideration of the continuation of the Management Agreement, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.

The Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager was sufficient, in light of other considerations, to warrant the approval of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Board considered the fees to be charged to the Fund under the Management Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Management Agreement, the Board considered, among other information, the Fund's proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the management fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Management Agreement.

Costs of Services to be Provided and Profitability

The Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Board's next review and consideration of the continuation of the Management Agreement. The Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Board considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement.

Other Benefits to the Investment Manager

The Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Board reviewed all of the above considerations in reaching their decisions to approve the proposed Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Management Agreement.

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COLUMBIA VARIABLE PORTFOLIO — U.S. FLEXIBLE MODERATE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — U.S. Flexible Moderate Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2020 AN (2/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seventeen series of the registrant whose report to stockholders are included in this annual filing.  Fee information for fiscal year end 2016 includes fees for one fund that liquidated during the period and three funds that commenced operations during the period. Fee information for fiscal year end 2015 includes fees for one fund that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$365,400	$305,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$6,000	$6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$52,400	$74,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015, also include Tax Fees for agreed-upon procedures related to foreign tax filings.  Fiscal year 2015 also includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)           All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$235,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$293,400	$305,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2017